Exhibit 10.2

EXECUTION VERSION

INDENTURE

by and between

ADS CLO 2 LLC

Issuer

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION

Trustee

Dated as of August 12, 2025

i

(continued)

(continued)

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v

Schedules and Exhibits

Schedule 1	Approved Index List
Schedule 2	S&P Industry Classifications
Schedule 3	Moody’s Rating Definitions
Schedule 4	S&P Recovery Rate Tables
Schedule 5	S&P Rating Definitions
Schedule 6	Additional Moody’s Definitions
Schedule 7	Moody’s Industry Classification Group List
Schedule 8	Diversity Score Calculation
Schedule 9	Fitch Rating Definitions

Exhibit A	Forms of Notes
A-1	Form of Secured Notes
A-2	Form of Subordinated Notes

Exhibit B	Forms of Transfer and Exchange Certificates
B-1	Form of Transferor Certificate for Transfer of Rule 144A Global Note or Certificated Note to Regulation S Global Note
B-2	Form of Transferee Representation Letter for Certificated Secured Notes
B-3	Form of Transferor Certificate for Transfer of Regulation S Global Note or Certificated Note to Rule 144A Global Note
B-4	Form of Purchaser Representation Letter for Subordinated Notes

Exhibit C	Form of Beneficial Ownership Certificate
Exhibit D-1	Non-Consent to Supplemental Indenture Form
Exhibit D-2	Form of Non-Consenting Holder Confirmation
Exhibit E-1	Form of Notice of Contribution
Exhibit E-2	Form of Contribution Acceptance Notice
Exhibit F	Form of Daisy Chain Letter

INDENTURE, dated as of August 12, 2025, between ADS CLO 2 LLC, a Delaware limited liability company (the “Issuer”) and U.S. Bank Trust Company, National Association, as trustee (herein, together with its permitted successors and assigns in the trusts hereunder, the “Trustee”).

PRELIMINARY STATEMENT

The Issuer is duly authorized to execute and deliver this Indenture to provide for the Notes issuable as provided in this Indenture. Except as otherwise provided herein, all covenants and agreements made by the Issuer herein are for the benefit and security of the Secured Parties. The Issuer and the Trustee are entering into this Indenture for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

All things necessary to make this Indenture a valid agreement of the Issuer in accordance with the agreement’s terms have been done.

GRANTING CLAUSES

The Issuer hereby Grants to the Trustee, for the benefit and security of the Holders of the Secured Notes, the Trustee, the Collateral Manager, each Hedge Counterparty (if any), the Custodian and the Collateral Administrator (collectively, the “Secured Parties”), all of the Issuer’s right, title and interest in, to and under, in each case, whether now owned or existing on the Closing Date, or hereafter acquired or arising, all accounts, chattel paper, deposit accounts, financial assets, general intangibles, instruments, investment property, letter–of–credit rights and other supporting obligations relating to the foregoing (in each case as defined in the UCC) and all other property owned by the Issuer. Such Grants include, without limitation, the following assets:

(a) the Collateral Obligations which the Issuer causes to be Delivered to the Trustee (directly or through an intermediary or custodian) herewith and all payments thereon or with respect thereto, and all Collateral Obligations which are Delivered to the Trustee in the future pursuant to the terms hereof and all payments thereon or with respect thereto;

(b) each of the Accounts, and any Eligible Investments purchased with funds on deposit in any of the Accounts, and all income from the investment of funds therein;

(c) subject to the rights of the Hedge Counterparty therein, each Hedge Counterparty Collateral Account, and any Eligible Investments purchased with funds on deposit therein, and all income from the investment of funds therein;

(d) the Collateral Management Agreement as set forth in Article XV, the Hedge Agreements, the LLC Agreement, the Master Loan Sale Agreement and the Collateral Administration Agreement;

(e) all Cash or Money Delivered to the Trustee (or its custodian) from any source for the benefit of the Secured Parties or the Issuer;

(f) any other property otherwise Delivered to the Trustee by or on behalf of the Issuer (whether or not constituting Collateral Obligations or Eligible Investments);

(g) any Equity Securities received by the Issuer and any proceeds from Margin Stock; and

(h) all proceeds with respect to the foregoing;

provided that, such Grants shall not include the U.S.$250 transaction fee paid to the Issuer in consideration of the issuance of the Notes or any Margin Stock held by the Issuer (but shall include any proceeds of Margin Stock) (collectively, the “Excepted Property”) (the assets referred to above, excluding the Excepted Property, are collectively referred to as the “Assets”).

The above Grant is made to secure the Secured Notes and certain other amounts payable by the Issuer as described herein. Except as set forth in the Priority of Payments and Article XIII, the Secured Notes are secured by the Grant equally and ratably without prejudice, priority or distinction between any Secured Note and any other Secured Note by reason of difference in time of issuance or otherwise. The Grant is made to secure, in accordance with the priorities set forth in the Priority of Payments and Article XIII, (i) the payment of all amounts due on the Secured Notes in accordance with their terms, (ii) the payment of all other sums (other than in respect of the Subordinated Notes) payable under this Indenture, (iii) the payment of amounts owing by the Issuer under the Collateral Management Agreement, the Securities Account Control Agreement, the Master Loan Sale Agreement and the Collateral Administration Agreement and (iv) compliance with the provisions of this Indenture, all as provided in this Indenture (the “Secured Obligations”). The foregoing Grant shall, for the purpose of determining the property subject to the lien of this Indenture, be deemed to include any securities and any investments granted to the Trustee by or on behalf of the Issuer, whether or not such securities or investments satisfy the criteria set forth in the definitions of “Collateral Obligation” or “Eligible Investments”, as the case may be.

The Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions hereof, and agrees to perform the duties herein in accordance with the terms hereof.

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture, and the definitions of such terms are equally applicable both to the singular and plural forms of such terms and to the masculine, feminine and neuter genders of such terms. The word “including” shall mean “including without limitation.” All references in this Indenture to designated “Articles”, “Sections”, “subsections” and other subdivisions are to the designated articles, sections, sub-sections and other subdivisions of this Indenture. The words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular article, section, subsection or other subdivision.

“Accountants’ Effective Date Comparison AUP Report”: The meaning specified in Section 7.18(c).

“Accountants’ Effective Date Recalculation AUP Report”: The meaning specified in Section 7.18(c).

“Accountants’ Report”: An agreed-upon procedures report, as specified in Section 7.18(c), of the firm or firms appointed by the Issuer pursuant to Section 10.7(a).

“Accounts”: (i) the Payment Account, (ii) the Collection Account, (iii) the Ramp-Up Account, (iv) the Revolver Funding Account, (v) the Expense Reserve Account, (vi) the Interest Reserve Account, (vii) the Custodial Account, (viii) each Hedge Counterparty Collateral Account and (ix) the Supplemental Reserve Account.

“Act” and “Act of Holders”: The meanings specified in Section 14.2.

“Additional Junior Securities”: Additional securities of any one or more new classes that are subordinated to the existing Secured Notes (or to the most junior class of securities of the Issuer issued pursuant to this Indenture (other than the Subordinated Notes), if any class of securities issued pursuant to this Indenture other than the Secured Notes or Subordinated Notes is then Outstanding).

“Adjusted Class Break-even Default Rate”: The rate equal to (a)(i) the Class Break-even Default Rate multiplied by (ii)(x) the Target Initial Par Amount divided by (y) the Collateral Principal Amount plus the S&P Collateral Value of all Defaulted Obligations plus (b)(i)(x) the Collateral Principal Amount plus the S&P Collateral Value of all Defaulted Obligations minus (y) the Target Initial Par Amount, divided by (ii)(x) the Collateral Principal Amount plus the S&P Collateral Value of all Defaulted Obligations multiplied by (y) 1 minus the Weighted Average S&P Recovery Rate, as such term is defined in this Section 1.1.

“Adjusted Collateral Principal Amount”: As of any date of determination:

(a) the Aggregate Principal Balance of the Collateral Obligations (other than Long-Dated Obligations, Defaulted Obligations, Discount Obligations and Deferring Obligations); plus

(b) unpaid Principal Financed Accrued Interest (other than in respect of Defaulted Obligations); plus

(c) without duplication, the amounts on deposit in the Accounts (including Eligible Investments therein) representing Principal Proceeds; plus

(d) the lesser of (i) the S&P Collateral Value of all Defaulted Obligations and Deferring Obligations and (ii) the Moody’s Collateral Value of all Defaulted Obligations and Deferring Obligations; provided that, the S&P Collateral Value and the Moody’s Collateral Value will be zero for any Defaulted Obligation which the Issuer has owned for more than three years after its default date; plus

(e) with respect to Long-Dated Obligations, 0% of the Aggregate Principal Balance of such Collateral Obligations; plus

(f) the aggregate, for each Discount Obligation, of the product of the (I) purchase price (expressed as a percentage of par) (excluding accrued interest and any syndication or upfront fees paid to the Issuer, but including, at the discretion of the Collateral Manager, the amount of any related transaction costs (including assignment fees) paid by the Issuer to the seller of the Collateral Obligation or its agent) and (II) Principal Balance of such Discount Obligation, excluding accrued interest; minus

(g) the Excess Triple-C Adjustment Amount;

provided that, (x) on and after the Effective Date, any Select Closing Date Participations that are not elevated to an assignment prior to the Effective Date will be deemed to have a Principal Balance for purposes of this definition equal to the lesser of (i) the S&P Collateral Value or (ii) the Moody’s Collateral Value thereof, until the date on which such Select Closing Date Participation is elevated to an assignment to the Issuer or no longer constitutes a Select Closing Date Participation and (y) with respect to any Collateral Obligation that satisfies more than one of the definitions of Defaulted Obligation, Discount Obligation, Deferring Obligation, Long-Dated Obligation, any Select Closing Date Participation or any asset that falls into the Excess Triple-C Adjustment Amount, such Collateral Obligation shall, for the purposes of this definition, be treated as belonging to the category of Collateral Obligations which results in the lowest Adjusted Collateral Principal Amount on any date of determination.

“Adjusted Moody’s Matrix Test Input”: The meaning set forth in Schedule 6 hereto.

“Adjusted Weighted Average Moody’s Rating Factor”: The meaning set forth in Schedule 6 hereto.

“Administrative Expense Cap”: An amount equal on any Payment Date (when taken together with any Administrative Expenses paid pursuant to the Priority of Payments during the period since the preceding Payment Date other than Administrative Expenses paid pursuant to the Partial Redemption Priority of Payments or in the case of the first Payment Date, the period since the Closing Date), to the sum of (a) 0.03% per annum (prorated for the related Interest Accrual Period on the basis of a 360-day year consisting of twelve 30-day months) of the Fee Basis Amount on the related Determination Date and (b) U.S.$250,000 per annum (prorated for the related Interest Accrual Period on the basis of a 360-day year consisting of twelve 30-day months); provided that (1) in respect of any Payment Date after the third Payment Date following the Closing Date, if the aggregate amount of Administrative Expenses paid pursuant to the Priority of Payments (including any excess applied in accordance with this proviso) on the three immediately preceding Payment Dates and during the related Collection Periods is less than the stated Administrative Expense Cap (without regard to any excess applied in accordance with this proviso) in the aggregate for such three preceding Payment Dates, then the excess may be applied to the Administrative Expense Cap with respect to the then-current Payment Date; and (2) in respect of the third Payment Date following the Closing Date, such excess amount shall be calculated based on the Payment Dates preceding such Payment Date.

“Administrative Expenses”: The fees, expenses (including indemnities) and other amounts due or accrued with respect to any Payment Date (including, with respect to any Payment Date, any such amounts that were due and not paid on any prior Payment Date in accordance with the Priority of Payments) and payable in the following order by the Issuer: first, to the Trustee pursuant to Section 6.7 and the other provisions of this Indenture, second, to the Securities Intermediary, the Custodian, the Bank and U.S. Bank National Association in each of their other capacities under the Transaction Documents, including as Collateral Administrator pursuant to the Collateral Administration Agreement, third, on a pro rata basis, the following amounts (excluding indemnities) to the following parties:

(i) the Independent accountants, agents (other than the Collateral Manager) and counsel of the Issuer for fees and expenses;

(ii) the Rating Agencies for fees and expenses (including any annual fee, amendment fees and surveillance fees) in connection with any rating of any Class of Secured Notes or in connection with the rating of (or provision of credit estimates in respect of) any Collateral Obligations;

(iii) the Collateral Manager under this Indenture and the Collateral Management Agreement, including without limitation any costs or fees in connection with satisfying the Securitization Laws, amounts owed in connection with the preparation and delivery of the documents delivered pursuant to or in connection with this Indenture and the Notes, reasonable expenses of the Collateral Manager (including fees for its accountants, agents and counsel) incurred in connection with the purchase or sale of any Collateral Obligations, any costs or fees in connection with satisfying the U.S. Risk Retention Rules, any other expenses incurred in connection with the Collateral Obligations and amounts payable pursuant to the Collateral Management Agreement but excluding the Collateral Management Fee;

(iv) the Independent Manager of the Issuer for fees and expenses;

(v) the Independent Review Party (as defined in the Collateral Management Agreement) for fees and expenses; and

(vi) any other Person in respect of any other fees or expenses permitted under this Indenture and the documents delivered pursuant to or in connection with this Indenture (including, without limitation, the payment of all legal and other fees and expenses incurred in connection with the purchase or sale of any Collateral Obligations and any other expenses incurred in connection with the Collateral Obligations) and the Notes, including but not limited to, amounts owed to the Issuer pursuant to Section 7.1, any amounts due in respect of the listing of any Notes on any stock exchange or trading system, any listing fees, any fees and expenses incurred in connection with the establishment and expenses related to complying with FATCA;

and fifth, on a pro rata basis, indemnities payable to any Person pursuant to any Transaction Document or the Warehouse Credit Agreement; provided that, (x) amounts (other than subsequently discovered indemnification obligations) due in respect of actions taken on or before the Closing Date shall not be payable as Administrative Expenses but shall be payable only from the Expense Reserve Account pursuant to Section 10.3(d) and (y) for the avoidance of doubt, amounts that are expressly payable to any Person under the Priority of Payments in respect of an amount that is stated to be payable as an amount other than as Administrative Expenses (including, without limitation, interest, principal and distributions in respect of the Notes) shall not constitute Administrative Expenses.

“ADS”: Apollo Debt Solutions BDC, a statutory trust formed under the laws of the State of Delaware.

“Affected Class”: Any Class of Secured Notes (voting separately by Class) that, as a result of the occurrence of a Tax Event described in the definition of “Tax Redemption,” has not received 100% of the aggregate amount of principal and interest that would otherwise be due and payable to such Class (assuming for this purpose, that interest on any Class of Deferrable Notes is not deferrable) on any Payment Date.

“Affiliate”: With respect to a Person, (i) any other Person who, directly or indirectly, is in control of, or controlled by, or is under common control with, such Person or (ii) any other Person who is a director, Officer, employee or general partner (a) of such Person, (b) of any subsidiary or parent company of such Person or (c) of any Person described in clause (i) above; provided that, funds managed by Affiliates of the Collateral Manager shall be excluded from the definition hereof. For the purposes of this definition, “control” of a Person shall mean the power, direct or indirect, (x) to vote more than 50% of the securities having ordinary voting power for the election of directors of such Person or (y) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise. For purposes of this definition, Obligors in respect of Collateral Obligations shall be deemed not to be Affiliates if they have distinct corporate family ratings and/or distinct issuer credit ratings.

“Agent Members”: Members of, or participants in, DTC, Euroclear or Clearstream.

“Aggregate Coupon”: As of any Measurement Date, the sum of the products obtained by multiplying, in the case of each Fixed Rate Obligation (including, for any Deferrable Obligation and any Partial Deferrable Obligation, only the required current cash pay interest required by the Underlying Instruments thereon), (i) the stated coupon on such Collateral Obligation expressed as a percentage and (ii) the Principal Balance of such Collateral Obligation.

“Aggregate Excess Funded Spread”: As of any Measurement Date, the amount obtained by multiplying: (i) the Benchmark applicable to the Secured Notes during the Interest Accrual Period in which such Measurement Date occurs; by (ii) the amount (not less than zero) equal to (a) the Aggregate Principal Balance of the Collateral Obligations (excluding (x) for any Deferring Obligation, any interest that has been deferred and capitalized thereon and (y) for the avoidance of doubt, the Principal Balance of any Defaulted Obligation) as of such Measurement Date minus (b) the Target Initial Par Amount.

“Aggregate Funded Spread”: As of any Measurement Date, the sum of, for each Floating Rate Obligation (including, for any Deferrable Obligation and any Partial Deferrable Obligation, only the required current cash pay interest required by the Underlying Instruments thereon and excluding the unfunded portion of any Delayed Drawdown Collateral Obligation and Revolving Collateral Obligation):

(a) if such Floating Rate Obligation bears interest at a spread over a floating rate index that is the same index used to calculate the Benchmark of the Floating Rate Notes, (i)

the stated interest rate spread on such Collateral Obligation above such index (including, if applicable, any credit spread adjustment) multiplied by (ii) the Principal Balance of such Collateral Obligation (excluding the unfunded portion of any Delayed Drawdown Collateral Obligation or Revolving Collateral Obligation); provided that, for purposes of this definition, the interest rate spread will be deemed to be, with respect to any Floating Rate Obligation that has a base rate floor, (i) the stated interest rate spread plus, (ii) if positive, (x) the floor value minus (y) the Benchmark as in effect with respect to the Floating Rate Notes for the current Interest Accrual Period; and

(b) if such Floating Rate Obligation bears interest at a spread over an index other than a floating rate index that is the same index used to calculate the Benchmark of the Floating Rate Notes, (i) the excess of the sum of such spread (including, if applicable, any credit spread adjustment) and such index (for the avoidance of doubt, including any applicable floor) over the Benchmark as in effect with respect to the Floating Rate Notes for the current Interest Accrual Period (which spread or excess may be expressed as a negative percentage) multiplied by (ii) the Principal Balance of each such Collateral Obligation (excluding the unfunded portion of any Delayed Drawdown Collateral Obligation or Revolving Collateral Obligation).

“Aggregate Outstanding Amount”: With respect to any (i) Secured Notes as of any date, the aggregate unpaid principal amount of such Secured Notes Outstanding and (ii) Subordinated Notes as of any date, the initial aggregate principal amount of such Subordinated Notes Outstanding.

“Aggregate Principal Balance”: When used with respect to all or a portion of the Collateral Obligations or the Assets, the sum of the Principal Balances of all or of such portion of the Collateral Obligations or Assets, respectively.

“Aggregate Risk Adjusted Par Amount”: The amount specified below for the applicable Interest Accrual Period (listed sequentially, starting with the Interest Accrual Period commencing on the Closing Date):

Interest Accrual Period	Aggregate Risk Adjusted Par Amount ($)
1	0
2	1,733,333
3	2,729,867
4	3,735,457
5	4,750,043
6	5,762,554
7	6,751,029
8	7,748,488
9	8,754,868
10	9,759,192
11	10,750,568
12	11,739,939
13	12,738,159
14	13,734,339

Interest Accrual Period	Aggregate Risk Adjusted Par Amount ($)
15	14,706,870
16	15,688,241
17	16,678,389
18	17,666,514
19	18,631,181
20	19,604,615
21	20,586,757
22	21,566,891
23	22,523,757
24	23,489,320
25	24,463,520
26	25,435,728
27	26,395,402
28	27,353,136
29	28,319,436
30	29,283,761
31	30,225,193
32	31,175,182
33	32,133,669
34	33,090,195
35	34,024,015
36	34,966,322
37	35,917,057
38	36,865,849
39	37,792,117
40	38,726,805
41	39,669,852
42	40,610,971
43	41,539,958
44	42,467,066
45	43,402,467
46	44,335,955
47	45,247,283
48	46,166,894

“Aggregate Unfunded Spread”: As of any Measurement Date, the sum of the products obtained by multiplying (i) for each Delayed Drawdown Collateral Obligation and Revolving Collateral Obligation (other than Defaulted Obligations), the related commitment fee then in effect as of such date and (ii) the undrawn commitments of each such Delayed Drawdown Collateral Obligation and Revolving Collateral Obligation as of such date.

“Alternative Method”: The meaning specified in Section 7.17(h).

“Apollo Credit”: Apollo Credit Management, LLC, a Delaware limited liability company.

“Apollo Global Securities”: Apollo Global Securities, LLC.

“Approved Index List”: The nationally recognized indices specified in Schedule 1 hereto as amended from time to time by the Collateral Manager to include additional nationally recognized indices with prior notice of any amendment to Moody’s and S&P and a copy of any such amended Approved Index List to the Collateral Administrator.

“Approved Tax Counsel”: Each of Paul Hastings LLP; Linklaters LLP; Weil, Gotshal & Manges LLP; Cadwalader, Wickersham & Taft LLP; Simpson Thacher & Bartlett LLP; Winston & Strawn LLP; Clifford Chance US LLP; White & Case LLP; Freshfields Bruckhaus Deringer US LLP; Mayer Brown LLP; Ashurst LLP; Dechert LLP; Milbank LLP; A&O Shearman LLP; Alston & Bird LLP; and Paul Weiss Rifkind, Wharton & Garrison LLP.

“Asset Quality Matrix”: The meaning set forth in Schedule 6 hereto.

“Assets”: The meaning assigned in the Granting Clauses hereof.

“Assigned Moody’s Rating”: The publicly available rating, unpublished monitored rating or the estimated rating expressly assigned to a debt obligation (or facility) by Moody’s that addresses the full amount of the principal and interest promised; provided that, so long as the Issuer (or the Collateral Manager on its behalf) applies for a new estimated rating, or renewal of an estimated rating, in a timely manner and provides the information required to obtain such estimate or renewal, as applicable, then pending receipt of such estimate or renewal, as applicable, (A) in the case of a request for a new estimated rating, (i) for a period of 90 days, such debt obligation will have a Moody’s Rating of “B3” for purposes of this definition if the Collateral Manager certifies to the Trustee that the Collateral Manager believes that such estimated rating will be at least “B3” and (ii) thereafter, such debt obligation will have a Moody’s Rating of “Caa3” or (B) in the case of a request for a renewal of an estimated rating following a material deterioration in the creditworthiness of the Obligor or a specified amendment, the Issuer will continue using the previous estimated rating assigned by Moody’s until such time as (x) Moody’s renews such estimated rating or assigns a new estimated rating for such debt obligation and (y) the criteria specified in clause (A) in connection with an annual request for a renewal of an estimated rating becomes applicable in respect of such debt obligation.

“Assumed Reinvestment Rate”: The Benchmark with respect to the Floating Rate Notes (as determined on the most recent Interest Determination Date relating to an Interest Accrual Period beginning on a Payment Date or the Closing Date) minus 0.20% per annum; provided that, the Assumed Reinvestment Rate shall not be less than 0%.

“Authenticating Agent”: With respect to the Notes or a Class of the Notes, the Person designated by the Trustee to authenticate such Notes on behalf of the Trustee pursuant to Section 6.14.

“Authorized Officer”: With respect to the Issuer, any Officer or any other Person who is authorized to act for the Issuer in matters relating to, and binding upon, the Issuer. With respect to the Collateral Manager, any Officer, employee, member or agent of the Collateral Manager who is authorized to act for the Collateral Manager in matters relating to, and binding upon, the Collateral Manager with respect to the subject matter of the request, certificate or order in question. With respect to the Collateral Administrator, any president, vice president, assistant vice president, officer, employee, partner or agent within the corporate trust group (or any successor group of the Collateral Administrator) who is authorized to act for the Collateral Administrator in matters relating to, and binding upon, the Collateral Administrator and who has direct responsibility for the administration of the Collateral Administration Agreement, or to whom any matter arising hereunder is referred because of such person’s knowledge of and familiarity with the subject matter of the request, certificate or order in question. With respect to the Trustee or any other bank or trust company acting as trustee of an express trust or as custodian, a Bank Officer. With respect to any Authenticating Agent, any Officer of such Authenticating Agent who is authorized to authenticate the Notes. Each party may receive and accept a certification of the authority of any other party as conclusive evidence of the authority of any person to act, and such certification may be considered as in full force and effect until receipt by such other party of written notice to the contrary.

“Balance”: On any date, with respect to Cash or Eligible Investments in any Account, the aggregate of the (i) current balance of any Cash, demand deposits, time deposits, certificates of deposit and federal funds; (ii) principal amount of interest-bearing corporate and government securities, money market accounts and repurchase obligations; and (iii) purchase price (but not greater than the face amount) of non-interest-bearing government and corporate securities and commercial paper.

“Bank”: U.S. Bank Trust Company, National Association, a national banking association (including any organization or entity succeeding to all or substantially all of the corporate trust business of U.S. Bank Trust Company, National Association), in its individual capacity and not as Trustee, or any successor thereto (which shall include any successor Trustee pursuant to Section 6.11 hereof).

“Bank Officer”: When used with respect to the Trustee, any president, vice president, assistant vice president or officer within the Corporate Trust Office (or any successor group of the Trustee) including any officer to whom any corporate trust matter is referred at the Corporate Trust Office because of such person’s knowledge of and familiarity with the particular subject and, in each case, having direct responsibility for the administration of this transaction.

“Banking Entity Closing Date Participations”: Any Participation Interest acquired by the Issuer pursuant to the Banking Entity Master Participation Agreements.

“Banking Entity Master Participation Agreements”: Any Master Participation Agreement(s) identified by the Collateral Manager as such in the Officer’s certificate delivered pursuant to Section 3.1(vi).

“Bankruptcy Law”: The federal Bankruptcy Code, Title 11 of the United States Code and any successor statute or any other applicable federal or state bankruptcy law or similar law.

“Bankruptcy Subordination Agreement”: The meaning specified in Section 5.4(d)(ii).

“Benchmark”: With respect to the Floating Rate Notes, initially, the Term SOFR Rate; provided, that if the Term SOFR Rate or the then-current Benchmark is unavailable (and is not expected to be available within the following year) or is no longer reported, as determined by the Collateral Manager on any date of determination, then upon written notice from the Collateral Manager to the Issuer, the Calculation Agent, the Collateral Administrator, the Trustee and the Holders, then “Benchmark” means the Benchmark Replacement Rate for all purposes relating to the Floating Rate Notes in respect of such determination on such date and all determinations on all subsequent dates; provided, further, that with respect to any Class of Floating Rate Notes, the Benchmark will be no less than zero. With respect to any Collateral Obligation, when used in the context of such Collateral Obligation, “Benchmark” or “Benchmark-based index” means the London interbank offered rate, the forward-looking term rate based on SOFR or the applicable benchmark rate currently in effect for such floating rate Collateral Obligation and determined in accordance with the related Underlying Instrument.

“Benchmark Floor Obligation”: As of any date of determination, a Floating Rate Obligation (a) the interest in respect of which is paid based on the Benchmark and (b) that provides that such Benchmark is (in effect) calculated as the greater of (i) a specified “floor” rate per annum and (ii) the Benchmark for the applicable interest period for such Collateral Obligation.

“Benchmark Replacement Rate”: As determined by the Collateral Manager in its commercially reasonable discretion, either (x) the quarterly pay reference rate recognized or acknowledged as being the industry standard replacement rate for leveraged loans (which recognition may be in the form of a press release, a member announcement, member advice, letter, protocol, publication of standard terms or otherwise) by the Loan Syndications and Trading Association® or the Relevant Governmental Body or (y) the quarterly pay reference rate (other than the London interbank offered rate) that is used in calculating the interest rate of either (A) at least 50% of the Collateral Obligations (by par amount) or (B) 50% of the floating rate notes priced or issued in new issue collateralized loan obligation transactions in the past three months, as determined by the Collateral Manager as of the first day of the Interest Accrual Period during which such determination is made, in each case, together with a modifier which is either (A) recognized or acknowledged as being the industry standard by the Loan Syndications and Trading Association® or the Relevant Governmental Body, or (B) consented to by a Majority of the Controlling Class, and applied to a reference rate to the extent necessary to cause such rate to be comparable to the three-month Term SOFR Rate or any other then-applicable Benchmark, which may include an addition to or subtraction from such unadjusted rate; provided, that, to the extent the Benchmark Replacement Rate is used as the Benchmark, such Benchmark Replacement Rate with respect to any Class of Floating Rate Notes shall be no less than zero.

“Benefit Plan Investor”: A benefit plan investor (as defined in 29 C.F.R. Section 2510.3-101 and Section 3(42) of ERISA), which includes an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the fiduciary responsibility provisions of Title I of ERISA, a plan that is subject to Section 4975 of the Code or an entity whose underlying assets include “plan assets” by reason of any such employee benefit plan’s or plan’s investment in the entity.

“Bid Disqualification Condition”: As determined in good faith by the Trustee, (1) either (x) such dealer is ineligible to accept assignment or transfer of such Collateral Obligation or (y) such dealer would not, through the exercise of its commercially reasonable efforts, be able to obtain any consent required under any agreement or instrument governing or otherwise relating to such Collateral Obligation to the assignment or transfer of such Collateral Obligation to it; or (2) such firm bid is not bona fide, including, without limitation, due to (x) the insolvency of the dealer or (y) the inability, failure or refusal of the dealer to settle the purchase of such Collateral Obligation or otherwise settle transactions in the relevant market or perform its obligations generally.

“Bond”: Any fixed or floating rate debt obligation that is not a Loan or an interest therein.

“Bridge Loan”: Any loan or other obligation that (x) is incurred in connection with a merger, acquisition, consolidation, or sale of all or substantially all of the assets of a Person or similar transaction and (y) by its terms, is required to be repaid within one year of the incurrence thereof with proceeds from additional borrowings or other refinancings (it being understood that any such loan or debt security that has a nominal maturity date of one year or less from the incurrence thereof but has a term-out or other provision whereby (automatically or at the sole option of the Obligor thereof) the maturity of the indebtedness thereunder may be extended to a later date is not a Bridge Loan).

“Business Day”: Any day other than (i) a Saturday or a Sunday or (ii) a day on which commercial banks are authorized or required by applicable law, regulation or executive order to close in New York, New York or in the city in which the Corporate Trust Office of the Trustee is located (which initially shall be Boston, Massachusetts) or, for any final payment of principal, in the relevant place of presentation.

“Caa Collateral Obligation”: A Collateral Obligation (other than a Defaulted Obligation or a Deferring Obligation) with a Moody’s Rating of “Caa1” or lower.

“Calculation Agent”: The meaning specified in Section 7.16.

“Cash”: Such funds denominated in currency of the United States of America as at the time shall be legal tender for payment of all public and private debts, including funds standing to the credit of an Account.

“CCC Collateral Obligation”: A Collateral Obligation (other than a Defaulted Obligation or a Deferring Obligation) with an S&P Rating of “CCC+” or lower.

“CEA”: The United States Commodity Exchange Act of 1936, as amended.

“Certificate of Authentication”: The meaning specified in Section 2.1.

“Certificated Note”: A Certificated Secured Note or a Certificated Subordinated Note.

“Certificated Secured Note”: The meaning specified in Section 2.2(b)(iii).

“Certificated Security”: The meaning specified in Section 8-102(a)(4) of the UCC.

“Certificated Subordinated Note”: The meaning specified in Section 2.2(b)(iii).

“CFR”: With respect to an Obligor of a Collateral Obligation, if such Obligor has a corporate family rating by Moody’s, then such corporate family rating; provided that, if such Obligor does not have a corporate family rating by Moody’s but any entity in the Obligor’s corporate family does have a corporate family rating, then the CFR is such corporate family rating.

“Chapter 11”: Chapter 11 of the United States Bankruptcy Code.

“Class”: In the case of (a) the Secured Notes, all of the Secured Notes having the same Interest Rate, Stated Maturity and designation and (b) the Subordinated Notes, all of the Subordinated Notes.

“Class A Coverage Tests”: The Overcollateralization Ratio Test and the Interest Coverage Test, each as applied with respect to the Class A Notes.

“Class A Notes”: The Class A-1 Notes and the Class A-2 Notes, collectively.

“Class A-1 Notes”: The Class A-1 Senior Secured Floating Rate Notes issued pursuant to this Indenture and having the characteristics specified in Section 2.3.

“Class A-2 Notes”: The Class A-2 Senior Secured Floating Rate Notes issued pursuant to this Indenture and having the characteristics specified in Section 2.3.

“Class B Coverage Tests”: The Overcollateralization Ratio Test and the Interest Coverage Test, each as applied with respect to the Class B Notes.

“Class B Notes”: The Class B Senior Secured Deferrable Floating Rate Notes issued pursuant to this Indenture and having the characteristics specified in Section 2.3.

“Class Break-even Default Rate”: With respect to the Highest Ranking Class:

(I) during any S&P CDO Formula Election Period, the rate equal to (a) 0.232737 plus (b) the product of (x) 3.701418 and (y) the Weighted Average Floating Spread plus (c) the product of (x) 0.967268 and (y) the Weighted Average S&P Recovery Rate, as such term is defined in this Section 1.1; or

(II) during any S&P CDO Monitor Election Period, the maximum percentage of defaults, at any time, that the Current Portfolio or the Proposed Portfolio, as applicable, can sustain, determined through application of the S&P CDO Monitor, which, after giving effect to S&P’s assumptions on recoveries, defaults and timing and to the Priority of Payments, will result in sufficient funds remaining for the payment of such Class or Classes of Notes in full. After any S&P CDO Monitor Election Date, S&P will provide the Collateral Manager with the Class Break-even Default Rates for each S&P CDO Monitor input file based upon the Weighted Average Floating Spread and the Weighted Average S&P Recovery Rate to be associated with such S&P CDO Monitor input file as selected by the Collateral Manager from Section 2 of Schedule 4 or any other Weighted Average Floating Spread and Weighted Average S&P Recovery Rate selected by the Collateral Manager from time to time.

“Class Default Differential”: With respect to the Highest Ranking Class, the rate calculated by subtracting the Class Scenario Default Rate at such time for such Class of Notes from (x) during any S&P CDO Formula Election Period, the Adjusted Class Break-even Default Rate or (y) during any S&P CDO Monitor Election Period, the Class Break-even Default Rate, in each case, for such Class of Notes at such time.

“Class Scenario Default Rate”: With respect to the Highest Ranking Class:

(I) during any S&P CDO Formula Election Period, the rate at such time equal to (a) 0.247621 plus (b) the quotient of (x) the S&P Weighted Average Rating Factor divided by (y) 9162.65 minus (c) the quotient of (x) the Default Rate Dispersion divided by (y) 16757.2 minus (d) the quotient of (x) the Obligor Diversity Measure divided by (y) 7677.8 minus (e) the quotient of (x) the Industry Diversity Measure divided by (y) 2177.56 minus (f) the quotient of (x) the Regional Diversity Measure divided by (y) 34.0948 plus (g) the quotient of (x) the S&P Weighted Average Life divided by (y) 27.3896; or

(II) during any S&P CDO Monitor Election Period, an estimate of the cumulative default rate for the Current Portfolio or the Proposed Portfolio, as applicable, consistent with S&P’s initial rating of such Class of Notes, determined by the Collateral Manager (which determination shall be made solely by application of the S&P CDO Monitor at such time).

“Class C Coverage Tests”: The Overcollateralization Ratio Test and the Interest Coverage Test, each as applied with respect to the Class C Notes.

“Class C Notes”: The Class C Secured Deferrable Floating Rate Notes issued pursuant to this Indenture and having the characteristics specified in Section 2.3.

“Clean-Up Call Redemption”: The meaning specified in Section 9.2(a).

“Clearing Agency”: An organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act.

“Clearing Corporation”: (i) Clearstream, (ii) DTC, (iii) Euroclear and (iv) any entity included within the meaning of “clearing corporation” under Section 8-102(a)(5) of the UCC.

“Clearing Corporation Security”: Securities which are in the custody of or maintained on the books of a Clearing Corporation or a nominee subject to the control of a Clearing Corporation and, if they are Certificated Securities in registered form, properly endorsed to or registered in the name of the Clearing Corporation or such nominee.

“Clearstream”: Clearstream Banking, société anonyme, a corporation organized under the laws of the Duchy of Luxembourg or any successor clearing corporation.

“Closing Date”: August 12, 2025.

“Closing Date Participations”: (i) Any Warehouse SPV Closing Date Participation acquired pursuant to a Warehouse SPV Master Participation Agreement and (ii) any Banking Entity Closing Date Participation acquired pursuant to a Banking Entity Master Participation Agreement with a counterparty having a rating from Moody’s of “Baa3” or higher and a rating from S&P of “BBB” or higher on the applicable date of determination.

“Co-Placement Agent”: Apollo Global Securities, LLC, in its capacity as co-placement agent under the Purchase and Placement Agreement, and together with the Initial Purchaser, the “Placement Agents”.

“Code”: The United States Internal Revenue Code of 1986, as amended.

“Collateral Administration Agreement”: An agreement dated as of the Closing Date, among the Issuer, the Collateral Manager and the Collateral Administrator, as amended from time to time in accordance with the terms thereof.

“Collateral Administrator”: U.S. Bank Trust Company, National Association, in its capacity as collateral administrator under the Collateral Administration Agreement, and any successor thereto.

“Collateral Interest Amount”: As of any date of determination, without duplication, the aggregate amount of Interest Proceeds that has been received or that is expected to be received (other than Interest Proceeds expected to be received from Defaulted Obligations and Deferring Obligations, but including Interest Proceeds actually received from Defaulted Obligations and Deferring Obligations), in each case during the Collection Period in which such date of determination occurs (or after such Collection Period but on or prior to the related Payment Date if such Interest Proceeds would be treated as Interest Proceeds with respect to such Collection Period).

“Collateral Management Agreement”: The agreement dated as of the Closing Date, between the Issuer and ADS relating to the management of the Collateral Obligations and the other Assets by ADS, as amended from time to time in accordance with the terms hereof and thereof.

“Collateral Management Fee”: The fee payable to the Collateral Manager in arrears on each Payment Date (prorated for the related Interest Accrual Period) pursuant to Section 8(a) of the Collateral Management Agreement and Section 11.1, in an amount equal to (i) for so long as ADS is the Collateral Manager, 0.00% per annum (calculated on the basis of a 360-day year and the actual number of days elapsed in the applicable Collection Period) of the Fee Basis Amount or (ii) if ADS is no longer the Collateral Manager, 0.15% per annum (calculated on the basis of a 360-day year and the actual number of days elapsed in the applicable Collection Period) of the Fee Basis Amount, in each case, at the beginning of the Collection Period relating to such Payment Date; provided that, the Collateral Management Fee payable on any Payment Date shall not include any such fee (or any portion thereof) that has been waived or deferred by the Collateral Manager pursuant to Section 8(b) of the Collateral Management Agreement no later than the Determination Date immediately prior to such Payment Date; provided, further, that no deferred Collateral Management Fee that the Collateral Manager has elected to subsequently receive may be paid on a Payment Date on which the payment of such deferred amount would cause the deferral or non-payment of interest on any Class of Secured Notes.

“Collateral Manager”: ADS, until a successor Person shall have become the Collateral Manager pursuant to the provisions of the Collateral Management Agreement, and thereafter “Collateral Manager” shall mean such successor Person.

“Collateral Manager Securities”: Any Notes owned by the Collateral Manager, an Affiliate thereof, or any account, fund, client or portfolio established and controlled by the Collateral Manager or an Affiliate thereof or for which the Collateral Manager or an Affiliate thereof acts as the investment adviser or with respect to which the Collateral Manager or an Affiliate thereof exercises discretionary control.

“Collateral Obligation”: A Senior Secured Loan, Second Lien Loan, Unsecured Loan or Permitted Non-Loan Asset acquired by way of a purchase or assignment (or a Participation Interest in any of the foregoing), pledged by the Issuer to the Trustee that as of the date the Collateral Manager commits on behalf of the Issuer to make such purchase:

(i) is U.S. Dollar denominated and is neither convertible by the Obligor thereof into, nor payable in, any other currency;

(ii) is not a lease (including a finance lease);

(iii) provides for a fixed amount of principal payable in Cash on scheduled payment dates and/or at maturity and does not by its terms provide for earlier amortization or prepayment at a price of less than par;

(iv) does not constitute Margin Stock;

(v) gives rise only to payments that are not subject to withholding taxes or other similar taxes (other than any taxes imposed pursuant to FATCA or withholding or other similar taxes on commitment fees or similar fees or fees that by their nature are commitment fees or similar fees, or amendment fees, waiver fees, consent fees or extension fees) unless the related Obligor is required to make “gross-up” payments that ensure that the net amount actually received by the Issuer (after payment of all such taxes) will equal the full amount that the Issuer would have received had no such taxes been imposed;

(vi) is not a debt obligation whose repayment is subject to substantial non-credit related risk as determined by the Collateral Manager;

(vii) except for Delayed Drawdown Collateral Obligations and Revolving Collateral Obligations, is not an obligation pursuant to which any future advances or payments to the Obligor thereof may be required to be made by the Issuer;

(viii) will not require the Issuer or the pool of Assets to be registered as an investment company under the Investment Company Act;

(ix) is not the subject of an Offer of exchange, or tender by its Obligor or issuer, for Cash, securities or any other type of consideration other than (A) a Permitted Offer or (B) an exchange offer in which a loan or a security that is not registered under the Securities Act is exchanged for a loan or a security that has substantially identical terms (except for transfer restrictions) but is registered under the Securities Act or a loan or a security that would otherwise qualify for purchase under the Investment Criteria described herein;

(x) other than in the case of a Fixed Rate Obligation, accrues interest at a floating rate determined by reference to (A) the Dollar prime rate, federal funds rate or the Benchmark or (B) a similar interbank offered rate, commercial deposit rate or any other then-customary index;

(xi) if it is a “registration-required obligation” as defined in Section 163(f)(2)(A) of the Code, it is Registered;

(xii) is not an interest in a grantor trust;

(xiii) is not an Equity Security or by its terms convertible into or exchangeable for an Equity Security and does not include an attached equity warrant or similar interest;

(xiv) is able to be pledged to the Trustee pursuant to its Underlying Instruments;

(xv) does not pay interest less frequently than semi-annually (other than a Purchased Defaulted Obligation);

(xvi) is issued by (A) an Obligor Domiciled in the United States, Canada, a Group I Country, a Group II Country, a Group III Country or a Tax Jurisdiction or (B) any other Non-Emerging Market Obligor;

(xvii) if a Partial Deferrable Obligation, is not currently in default with respect to the portion of the interest due thereon to be paid in cash on each payment date with respect thereto (other than a Purchased Defaulted Obligation);

(xviii) has a Moody’s Rating and an S&P Rating;

(xix) has an S&P Rating that is at least “CCC-” or a Moody’s Rating that is at least “Caa3” (in each case, other than a Purchased Defaulted Obligation);

(xx) does not have (A) an “f”, “p”, “t” or “sf” subscript assigned by S&P or (B) an “sf” subscript assigned by Moody’s;

(xxi) is purchased at a purchase price not less than the Minimum Price;

(xxii) if it is a Participation Interest (other than Closing Date Participations and SPE Participations), the Moody’s Counterparty Criteria are satisfied with respect to the acquisition thereof; and

(xxiii) is not:

(A) a Defaulted Obligation (other than a Purchased Defaulted Obligation or a Loan received in exchange for a Defaulted Obligation or portion thereof in connection with an insolvency, bankruptcy, reorganization, debt restructuring or workout of the obligor thereof);

(B) a Small Obligor Loan or a Long-Dated Obligation;

(C) a Credit Risk Obligation (other than a Purchased Defaulted Obligation or a Loan received in exchange for a Defaulted Obligation or portion thereof in connection with an insolvency, bankruptcy, reorganization, debt restructuring or workout of the obligor thereof);

(D) a Synthetic Security;

(E) an Interest Only Obligation, a Step-Up Obligation or a Step-Down Obligation;

(F) a Structured Finance Obligation;

(G) an obligation of a Portfolio Company;

(H) a Bridge Loan, a letter of credit or a Zero Coupon Bond; or

(I) if committed to be acquired prior to the satisfaction of the Controlling Class Condition, a Non-Recourse Obligation.

“Collateral Principal Amount”: As of any date of determination, the sum of (a) the Aggregate Principal Balance of the Collateral Obligations (other than Defaulted Obligations), including, for the avoidance of doubt, any undrawn commitments that have not been irrevocably reduced or withdrawn with respect to Revolving Collateral Obligations and Delayed Drawdown Collateral Obligations, (b) without duplication, the amounts on deposit in any Account (including Eligible Investments therein but excluding amounts on deposit in the Revolver Funding Account to the extent of the unfunded funding obligations under all Revolving Collateral Obligations and Delayed Drawdown Collateral Obligations included in the Assets on such date) representing Principal Proceeds and (c) unpaid Principal Financed Accrued Interest (other than in respect of Defaulted Obligations).

“Collateral Quality Test”: The following tests, collectively, calculated in each case as required by Section 1.3 herein:

(i) the Minimum Floating Spread Test;

(ii) the Minimum Weighted Average Coupon Test;

(iii) the Maximum Moody’s Rating Factor Test;

(iv) the Moody’s Diversity Test;

(v) the Minimum Weighted Average Moody’s Recovery Rate Test;

(vi) the Weighted Average Life Test;

(vii) the Moody’s Matrix Test; and

(viii) the S&P CDO Monitor Test.

“Collection Account”: The account established pursuant to Section 10.2 which consists of the Principal Collection Subaccount and the Interest Collection Subaccount.

“Collection Period”: (i) With respect to the first Payment Date following the Closing Date, the period commencing on the Closing Date and ending at the close of business on the fifth Business Day prior to the first Payment Date following the Closing Date; and (ii) with respect to any other Payment Date, the period commencing on the day immediately following the prior Collection Period and ending (a) in the case of the final Collection Period preceding the latest Stated Maturity of any Class of Secured Notes, on the day of such Stated Maturity, (b) in the case of the final Collection Period preceding an Optional Redemption or Tax Redemption in whole of the Secured Notes, unless otherwise directed by the Collateral Manager in its sole discretion by written notice (which may be by email) to the Trustee, the day preceding the Redemption Date (except that (A) to the extent Sale Proceeds to be applied in connection with an Optional Redemption by Sale Proceeds or Tax Redemption, as applicable, are received on the related Redemption Date, the Collateral Manager may designate that such Sale Proceeds will be deemed to have been received by the Issuer during the related Collection Period and (B) any Refinancing Proceeds received on the Redemption Date will be deemed to have been received by the Issuer during the related Collection Period) and (c) in any other case (including with respect to any Payment Date on which no Secured Notes are Outstanding), at the close of business on the fifth Business Day prior to such Payment Date.

“Companies Act”: The meaning specified in the definition of “Bankruptcy Law.”

“Concentration Limitations”: Limitations satisfied on any Measurement Date on or after the Effective Date if, in the aggregate, the Collateral Obligations owned (or solely in relation to making pro forma calculations in relation to a proposed purchase of a Collateral Obligation, after giving effect to that purchase) by the Issuer comply with all of the requirements set forth below (or solely in relation to making pro forma calculations in relation to a proposed purchase after the Effective Date, if not in compliance, the relevant requirements must be maintained or improved) after giving effect to the purchase, calculated in each case as required by Section 1.3 herein:

(i) (A) prior to the satisfaction of the Controlling Class Condition, not less than 96.0% of the Collateral Principal Amount may consist of Senior Secured Loans and Eligible Investments; and (B) following the satisfaction of the Controlling Class Condition, not less than 92.5% of the Collateral Principal Amount may consist of Senior Secured Loans and Eligible Investments;

(ii) (A) prior to the satisfaction of the Controlling Class Condition, not more than 4.0% of the Collateral Principal Amount may consist of Second Lien Loans, Unsecured Loans and Permitted Non-Loan Assets and (B) following the satisfaction of the Controlling Class Condition, not more than 7.5% of the Collateral Principal Amount may consist of Second Lien Loans, Unsecured Loans and Permitted Non-Loan Assets; provided that not more than:

(A) (1) prior to the satisfaction of the Controlling Class Condition, 4.0% of the Collateral Principal Amount may consist of Permitted Non-Loan Assets and (2) following the satisfaction of the Controlling Class Condition, 5.0% of the Collateral Principal Amount may consist of Permitted Non-Loan Assets; and

(B) 2.5% of the Collateral Principal Amount may consist of High Yield Bonds;

(iii) not more than 2.0% of the Collateral Principal Amount may consist of obligations issued by a single Obligor and its Affiliates, except that, without duplication, obligations (other than DIP Collateral Obligations) issued by up to five Obligors and their respective Affiliates may each constitute up to 2.5% of the Collateral Principal Amount; provided that, with respect to any Obligor and its Affiliates, not more than 1.0% of the Collateral Principal Amount may consist of Collateral Obligations of such Obligor and its Affiliates that are not Senior Secured Loans; provided further that, for the purposes hereof, one Obligor will not be considered an Affiliate of another Obligor solely because both are controlled by the same financial sponsor;

(iv) not more than 2.5% of the Collateral Principal Amount may consist of Current Pay Obligations;

(v) not more than 7.5% of the Collateral Principal Amount may consist of Caa Collateral Obligations;

(vi) not more than 7.5% of the Collateral Principal Amount may consist of CCC Collateral Obligations;

(vii) not more than 5.0% of the Collateral Principal Amount may consist of Fixed Rate Obligations;

(viii) not more than 5.0% of the Collateral Principal Amount may consist of DIP Collateral Obligations and not more than 2.0% of the Collateral Principal Amount may consist of DIP Collateral Obligations issued by a single Obligor;

(ix) not more than 5.0% of the Collateral Principal Amount may consist, in the aggregate, of unfunded commitments under Delayed Drawdown Collateral Obligations and unfunded and funded commitments under Revolving Collateral Obligations;

(x) not more than 10.0% of the Collateral Principal Amount may consist of Participation Interests (other than Closing Date Participations and SPE Participations);

(xi) (a) all of the Collateral Obligations must be issued by Non-Emerging Market Obligors; and (b) no more than the percentage listed below of the Collateral Principal Amount may be issued by Obligors Domiciled in the country or countries set forth opposite such percentage:

% Limit	Country or Countries
20.0%	all countries (in the aggregate) other than the United States;
15.0%	Canada;

% Limit	Country or Countries
10.0%	all countries (in the aggregate) other than a Tax Jurisdiction, the United States and Canada;
10.0%	any individual Group I Country;
5.0%	any individual Group II Country (other than Ireland);
5.0%	any individual Group III Country (other than Luxembourg);
10.0%	all Group II Countries and Group III Countries in the aggregate;
5.0%	all Group III Countries (other than Luxembourg) in the aggregate;
7.5%	all Tax Jurisdictions in the aggregate;
0.0%	Greece, Italy, Portugal, Russia and Spain in the aggregate;
7.5%	Luxembourg; and
2.5%	Ireland;

(xii) not more than 10.0% of the Collateral Principal Amount may consist of Collateral Obligations that are issued by Obligors that belong to any single S&P Industry Classification, except that (x) one S&P Industry Classification may represent up to 15.0% of the Collateral Principal Amount and (y) one S&P Industry Classification may represent up to 12.0% of the Collateral Principal Amount;

(xiii) not more than 5.0% of the Collateral Principal Amount may consist of Collateral Obligations that pay interest less frequently than quarterly and on the same quarterly schedule;

(xiv) not more than 0.0% of the Collateral Principal Amount may consist of Deferrable Obligations;

(xv) (a) prior to satisfaction of the Controlling Class Condition, not more than 1.5% of the Collateral Principal Amount may consist of Partial Deferrable Obligations and (b) following satisfaction of the Controlling Class Condition, not more than 2.0% of the Collateral Principal Amount may consist of Partial Deferrable Obligations;

(xvi) not more than 55.0% of the Collateral Principal Amount may consist of Cov-Lite Loans;

(xvii) not more than 5.0% of the Collateral Principal Amount may consist of Medium Obligor Loans;

(xviii) not more than 25.0% of the Collateral Principal Amount may consist of Discount Obligations;

(xix) not more than 10.0% of the Collateral Principal Amount may consist of Collateral Obligations with a Moody’s Rating derived from an S&P Rating as provided in clauses (b)(1) or (2) of the definition of “Moody’s Derived Rating”;

(xx) not more than 0.0% of the Collateral Principal Amount may consist of Collateral Obligations which do not satisfy the Sustainability Investment Criteria; and

(xxi) the Third Party Credit Exposure may not exceed 20.0% of the Collateral Principal Amount and the Third Party Credit Exposure Limits may not be exceeded.

“Confidential Information”: The meaning specified in Section 14.15(b).

“Contribution”: The meaning specified in Section 11.1(h).

“Contribution Acceptance Notice”: The meaning specified in Section 11.1(h).

“Contribution Deadline”: The meaning specified in Section 11.1(h).

“Contribution Repayment Amount”: With respect to any Contributor, the portion of any Contribution made by such Contributor pursuant to Section 11.1(h) not yet repaid (together with the specified rate of return applicable to such Contribution and any additional amounts owing to such Contributor pursuant to the calculation method set forth in the related Notice of Contribution), which amounts shall be repaid to such Contributor in accordance with the Priority of Payments.

“Contributor”: Each Person that elects to make a Contribution and whose Contribution is accepted (including, for the avoidance of doubt, any beneficial owner of Subordinated Notes that participates in a Contribution), in each case, in accordance with Section 11.1(h).

“Controlling Class”: The Class A-1 Notes so long as any Class A-1 Notes are Outstanding; then the Class A-2 Notes so long as any Class A-2 Notes are Outstanding; then the Class B Notes so long as any Class B Notes are Outstanding; then the Class C Notes so long as any Class C Notes are Outstanding; and then the Subordinated Notes.

“Controlling Class Condition”: A condition that is satisfied if either (a) all of the Class A-1 Notes issued on the Closing Date have been redeemed, refinanced or repaid in full or (b) with respect to any event or action that is conditioned upon or otherwise subject to the satisfaction of the Controlling Class Condition, a Majority of the Class A-1 Notes has consented in writing to such event or action.

“Corporate Trust Office”: The designated corporate trust office of the Trustee at which this Indenture is administered, currently located at (a) for Note transfer purposes and for presentment and surrender of the Notes for final payment thereon, U.S. Bank Trust Company, National Association, 111 Fillmore Avenue East, St. Paul, Minnesota 55107-1402, Attention: Bondholder Services – EP-MN-WS2N, Reference: ADS CLO 1 LLC, and (b) for all other purposes, U.S. Bank Trust Company, National Association, Global Corporate Trust, One Federal Street, Third Floor, Boston, Massachusetts 02110, Attention: Global Corporate Trust – ADS CLO 1 LLC, e-mail abcabfapollo@usbank.com and ariana.lenci@usbank.com, or such other address as the Trustee may designate from time to time by notice to the Holders, the Collateral Manager and the Issuer or the principal corporate trust office of any successor Trustee.

“Cov-Lite Loan”: A Collateral Obligation that is an interest in a Senior Secured Loan, the Underlying Instruments for which do not (i) contain any financial covenants or (ii) require the borrower thereunder to comply with any Maintenance Covenant (regardless of whether compliance with one or more Incurrence Covenants is otherwise required by such Underlying Instruments); provided that, a Loan which either contains a cross-default or cross-acceleration provision to, or is pari passu with, another Loan of the underlying Obligor that requires the underlying Obligor to comply with a Maintenance Covenant shall be deemed not to be a Cov-Lite Loan. For the avoidance of doubt a Loan that is capable of being described in clause (i) or (ii) above only (x) until the expiration of a certain period of time after the initial issuance thereof or (y) for so long as there is no funded balance in respect thereof, in each case as set forth in the related Underlying Instruments, shall be deemed not to be a Cov-Lite Loan.

“Coverage Tests”: The Overcollateralization Ratio Test and the Interest Coverage Test, each as applied to each specified Class or Classes of Secured Notes.

“Covered Audit Adjustment”: The meaning specified in Section 7.17(h).

“Credit Improved Criteria”: With respect to any Collateral Obligation, the occurrence of any of the following:

(a) the issuer of such Collateral Obligation has shown improved financial results since the published financial reports first produced after it was purchased by the Issuer;

(b) the Obligor of such Collateral Obligation since the date on which such Collateral Obligation was purchased by the Issuer has raised significant equity capital or has raised other capital that has improved the liquidity or credit standing of such Obligor;

(c) such Collateral Obligation has been upgraded or put on a watch list for possible upgrade by any rating agency since the date on which such Collateral Obligation was acquired by the Issuer;

(d) the proceeds received with respect to its disposition (excluding such proceeds that constitute Interest Proceeds) of such Collateral Obligation would be at least 101.0% of its purchase price;

(e) if such Collateral Obligation is a Loan, the price of such Loan has changed during the period from the date on which it was acquired by the Issuer to the proposed sale date by a percentage either at least 0.50% more positive, or 0.50% less negative, as the case may be, than the percentage change in the average price of any index specified on the Approved Index List selected by the Collateral Manager over the same period;

(f) if such Collateral Obligation is a Loan or a floating rate note, the price of such Loan or floating rate note changed during the period from the date on which it was acquired by the Issuer to the date of determination by a percentage either at least 0.50% more positive, or at least 0.50% less negative, as the case may be, than the percentage change in any index specified on the Approved Index List selected by the Collateral Manager over the same period;

(g) if such Collateral Obligation is a Senior Secured Bond, the Market Value of such Senior Secured Bond is at risk of changing since the date of its acquisition by a percentage either at least 1.00% more positive or at least 1.00% less negative, as the case may be, than the percentage change in the Merrill Lynch US High Yield Master II Constrained Index, Bloomberg ticker HUC0 (or such other index as the Collateral Manager selects and provides notice to each Rating Agency (so long as such Rating Agency is then rating a Class of Secured Notes)) over the same period, as determined by the Collateral Manager;

(h) if such Collateral Obligation is a Loan or a floating rate note, the spread over the applicable reference rate for such Collateral Obligation has been decreased in accordance with the underlying Collateral Obligation since the date of acquisition by (1) 0.25% or more (in the case of a Collateral Obligation with a spread (prior to such decrease) less than or equal to 2.00%), (2) 0.375% or more (in the case of a Collateral Obligation with a spread (prior to such decrease) greater than 2.00% but less than or equal to 4.00%) or (3) 0.50% or more (in the case of a Collateral Obligation with a spread (prior to such decrease) greater than 4.00%) due, in each case, to an improvement in the related Obligor’s financial ratios or financial results; or

(i) with respect to Fixed Rate Obligations, there has been a decrease in the difference between its yield compared to the yield on the relevant United States Treasury security of more than 7.5% since the date of purchase.

“Credit Improved Obligation”: Any Collateral Obligation which, in the Collateral Manager’s reasonable commercial judgment (which may be, but need not be, based on one or more of the Credit Improved Criteria and which judgment shall not be called into question as a result of subsequent events), has significantly improved in credit quality after it was acquired by the Issuer; provided that, during a Restricted Trading Period and prior to satisfaction of the Controlling Class Condition, one of clauses (c) through (i) of the definition of Credit Improved Criteria must have occurred for a Collateral Obligation to qualify as a Credit Improved Obligation.

“Credit Risk Criteria”: With respect to any Collateral Obligation, the occurrence of any of the following:

(a) such Collateral Obligation has been downgraded or put on a watch list for possible downgrade or on negative outlook by any rating agency since the date on which such Collateral Obligation was acquired by the Issuer;

(b) if such Collateral Obligation is a Loan, the price of such Loan has changed during the period from the date on which it was acquired by the Issuer to the proposed sale date by a percentage either at least 0.50% more negative, or at least 0.50% less positive, as the case may be, than the percentage change in the average price of any index specified on the Approved Index List selected by the Collateral Manager over the same period;

(c) if such Collateral Obligation is a Loan or a Senior Secured Bond, the Market Value of such Collateral Obligation has decreased by at least 1.00% of the price paid by the Issuer for such Collateral Obligation;

(d) if such Collateral Obligation is a Senior Secured Bond, the Market Value of such Senior Secured Bond is at risk of changing since its date of acquisition by a percentage either at least 1.00% more negative or at least 1.00% less positive, as the case may be, than the percentage change in the Merrill Lynch US High Yield Master II Constrained Index, Bloomberg ticker HUC0 (or such other index as the Collateral Manager selects and provides notice to each Rating Agency (so long as such Rating Agency is then rating a Class of Secured Notes)) over the same period, as determined by the Collateral Manager;

(e) if such Collateral Obligation is a Loan or a floating rate note, the spread over the applicable reference rate for such Collateral Obligation has been increased in accordance with the underlying Collateral Obligation since the date of acquisition by (1) 0.25% or more (in the case of a Collateral Obligation with a spread (prior to such increase) less than or equal to 2.00%), (2) 0.375% or more (in the case of a Collateral Obligation with a spread (prior to such increase) greater than 2.00% but less than or equal to 4.00%) or (3) 0.50% or more (in the case of a Collateral Obligation with a spread (prior to such increase) greater than 4.00%) due, in each case, to a deterioration in the related Obligor’s financial ratios or financial results; or

(f) with respect to Fixed Rate Obligations, an increase since the date of purchase of more than 7.5% in the difference between the yield on such Collateral Obligation and the yield on the relevant United States Treasury security.

“Credit Risk Obligation”: Any Collateral Obligation that, in the Collateral Manager’s reasonable commercial judgment (which may be, but need not be, based on one or more of the Credit Risk Criteria and which judgment shall not be called into question as a result of subsequent events), has a significant risk of declining in credit quality or price.

“CRS”: The Organisation for Economic Co-operation and Development Standard for Automatic Exchange of Financial Account Information – Common Reporting Standard, together with any implementing legislation, rules, regulations and guidance notes made pursuant to such law.

“Current Pay Obligation”: Any Collateral Obligation (other than a DIP Collateral Obligation) that would otherwise be treated as a Defaulted Obligation but as to which no payments are due and payable that are unpaid and with respect to which the Collateral Manager has certified to the Trustee (with a copy to the Collateral Administrator) in writing that it believes, in its reasonable business judgment, that (a) the issuer or Obligor of such Collateral Obligation will continue to make all scheduled payments thereon and will pay the principal thereof by maturity or as otherwise contractually due, (b) if the issuer or Obligor is subject to a bankruptcy Proceeding, it has been the subject of an order of a bankruptcy court that permits it to make the scheduled payments on such Collateral Obligation, which for the avoidance of doubt would include any bankruptcy court order for adequate protection payments, and such scheduled payments due thereunder have been paid in Cash when due, (c) so long as any Secured Notes are then rated by S&P, such Collateral Obligation satisfies the S&P Additional Current Pay Criteria, and (d) so long as any Secured Notes are then rated by Moody’s, (A) the Collateral Obligation has a Moody’s Rating of at least “Caa1” and a Market Value of at least 80% of its par value or (B) the Collateral Obligation has a Moody’s Rating of “Caa2” and its Market Value is at least 85% of its par value (Market Value being determined, solely for the purposes of clause (c), without taking into consideration clause (iii) of the definition of the term “Market Value”).

“Current Portfolio”: At any time, the portfolio of Collateral Obligations, Cash and Eligible Investments representing Principal Proceeds (determined in accordance with Section 1.3 to the extent applicable) then held by the Issuer.

“Custodial Account”: The custodial account established pursuant to Section 10.3(b).

“Custodian”: The meaning specified in the first sentence of Section 3.3(a) with respect to items of collateral referred to therein, and each entity with which an Account is maintained, as the context may require, each of which shall be a Securities Intermediary.

“Cut-Off Date”: Each date on or after the Closing Date on which a Collateral Obligation is transferred to the Issuer.

“Daisy Chain Letter”: A duly executed tax-related certificate substantially in the form of Exhibit F.

“Default”: Any Event of Default or any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

“Default Rate Dispersion”: As of any Measurement Date, the number obtained by (a) summing the products for each Collateral Obligation (other than Defaulted Obligations) of (i) the absolute value of (x) the S&P Rating Factor of such Collateral Obligation minus (y) the S&P Weighted Average Rating Factor multiplied by (ii) the outstanding principal balance at such time of such Collateral Obligation and (b) dividing such sum by the Aggregate Principal Balance on such date of all Collateral Obligations (other than Defaulted Obligations).

“Defaulted Obligation”: Any Collateral Obligation included in the Assets as to which:

(a) a default as to the payment of principal and/or interest has occurred and is continuing with respect to such Collateral Obligation (without regard to any grace period applicable thereto, or waiver or forbearance thereof, after the passage (in the case of a default that in the Collateral Manager’s judgment, as certified to the Trustee in writing, is not due to credit-related causes) of five Business Days or seven days, whichever is greater, but in no case beyond the passage of any grace period applicable thereto);

(b) a default known to a Responsible Officer of the Collateral Manager as to the payment of principal and/or interest has occurred and is continuing on another debt obligation of the same issuer or Obligor which is senior or pari passu in right of payment to such Collateral Obligation (without regard to any grace period applicable thereto, or waiver or forbearance thereof, after the passage (in the case of a default that in the Collateral Manager’s judgment, as certified to the Trustee in writing, is not due to credit-related causes) of five Business Days or seven days, whichever is greater, but in no case beyond the passage of any grace period applicable thereto; provided that, both the Collateral Obligation and such other debt obligation are full recourse obligations of the applicable issuer or Obligor and secured by the same collateral);

(c) the issuer or Obligor or others have instituted Proceedings to have the issuer or Obligor adjudicated as bankrupt or insolvent or placed into receivership and such Proceedings have not been stayed or dismissed or such issuer or Obligor has filed for protection under Chapter 11;

(d) a default with respect to which the Collateral Manager has received notice or a Responsible Officer has actual knowledge that a default has occurred under the Underlying Instruments and any applicable grace period has expired and the holders of such Collateral Obligation have accelerated the repayment of the Collateral Obligation (but only until such acceleration has been rescinded) in the manner provided in the Underlying Instrument;

(e) the Collateral Manager has in its reasonable commercial judgment otherwise declared such debt obligation to be a “Defaulted Obligation” and such declaration has not been rescinded;

(f) such Collateral Obligation is a Participation Interest with respect to which the Selling Institution has defaulted in any respect in the performance of any of its payment obligations under the Participation Interest;

(g) (i) such Collateral Obligation has an S&P Rating of “SD” or “CC” or lower or (ii) the Obligor on such Collateral Obligation has a “probability of default” rating assigned by Moody’s of “D” or “LD”;

(h) (i) such Collateral Obligation is pari passu or subordinate in right of payment as to the payment of principal and/or interest to another debt obligation of the same issuer or Obligor which has an S&P Rating of “SD” or “CC” or lower or (ii) the Obligor on such Collateral Obligation has a “probability of default” rating assigned by Moody’s of “D” or “LD”; provided that, both the Collateral Obligation and such other debt obligation are full recourse obligations of the applicable issuer or Obligor or secured by the same collateral; or

(i) such Collateral Obligation is a Participation Interest in a loan (x) that would, if such loan were a Collateral Obligation, constitute a “Defaulted Obligation” or (y) with respect to which the Selling Institution has an S&P Rating of “SD” or “CC” or lower or had such rating before such rating was withdrawn or such Selling Institution has a “probability of default” rating assigned by Moody’s of “D” or “LD”;

provided that, (x) a Collateral Obligation shall not constitute a Defaulted Obligation pursuant to clauses (b), (c) and (g) through (i) above if such Collateral Obligation (or, in the case of a Participation Interest, the underlying Senior Secured Loan) is a Current Pay Obligation (provided that, the Aggregate Principal Balance of Current Pay Obligations exceeding 5.0% of the Collateral Principal Amount will be treated as Defaulted Obligations), (y) a Collateral Obligation shall not constitute a Defaulted Obligation if such Collateral Obligation (or, in the case of a Participation Interest, the underlying Senior Secured Loan) is a DIP Collateral Obligation (other than a DIP Collateral Obligation that has an S&P Rating of “SD” or “CC” or lower) and (z) for the avoidance of doubt, for purposes of the determination of the “probability of default” rating assigned by Moody’s, if (i) the issuer or Obligor of any Collateral Obligation (or, in the case of clause (i) above, any Selling Institution) was a debtor under Chapter 11, during which time such issuer, Obligor or Selling Institution, as applicable, had a “probability of default” rating of “D” or “LD” from Moody’s and (ii) such issuer, Obligor or Selling Institution, as applicable, is no longer a debtor under Chapter 11, then, for so long as Moody’s has not assigned a new “probability of default” rating, such issuer, Obligor or Selling Institution, as applicable, shall be deemed to have no “probability of default” rating assigned by Moody’s.

Notwithstanding anything in this Indenture to the contrary, the Collateral Manager shall give the Trustee prompt written notice should any Collateral Obligation become a Defaulted Obligation. Until so notified or until a Bank Officer of the Trustee obtains actual knowledge that a Collateral Obligation has become a Defaulted Obligation, the Trustee shall not be deemed to have any notice or knowledge that a Collateral Obligation has become a Defaulted Obligation.

“Deferrable Notes”: The Notes specified as “Interest Deferrable” in Section 2.3.

“Deferrable Obligation”: A Collateral Obligation (excluding a Partial Deferrable Obligation) that by its terms permits the deferral or capitalization of payment of accrued, unpaid interest.

“Deferred Interest”: With respect to the Deferrable Notes, the meaning specified in Section 2.7(a).

“Deferring Obligation”: A Deferrable Obligation or obligation deemed to be a Partial Deferrable Obligation pursuant to the proviso in the definition thereof, in each case, that is deferring the payment of the current cash pay interest due thereon and has been so deferring the payment of such interest due thereon (i) with respect to Collateral Obligations that have an S&P Rating of at least “BBB-” or a Moody’s Rating of at least “Baa3”, for the shorter of two consecutive accrual periods or one year, and (ii) with respect to Collateral Obligations that have an S&P Rating of “BB+” or below or a Moody’s Rating of Ba1” or below, for the shorter of one accrual period or six consecutive months, which deferred capitalized interest has not, as of the date of determination, been paid in Cash.

“Delayed Drawdown Collateral Obligation”: A Collateral Obligation that (a) requires the Issuer to make one or more future advances to the borrower under the Underlying Instruments relating thereto, (b) specifies a maximum amount that can be borrowed on one or more fixed borrowing dates, and (c) does not permit the re-borrowing of any amount previously repaid by the borrower thereunder; but any such Collateral Obligation will be a Delayed Drawdown Collateral Obligation only until all commitments by the Issuer to make advances to the borrower expire or are terminated or are reduced to zero.

“Deliver” or “Delivered” or “Delivery”: The taking of the following steps:

(i) in the case of each Certificated Security (other than a Clearing Corporation Security), Instrument and Participation Interest in which the underlying loan is represented by an Instrument,

(A) causing the delivery of such Certificated Security or Instrument to the Custodian by registering the same in the name of the Custodian or its Affiliated nominee or by endorsing the same to the Custodian or in blank;

(B) causing the Custodian to indicate continuously on its books and records that such Certificated Security or Instrument is credited to the applicable Account; and

(C) causing the Custodian to maintain continuous possession of such Certificated Security or Instrument;

(ii) in the case of each Uncertificated Security (other than a Clearing Corporation Security),

(A) causing such Uncertificated Security to be continuously registered on the books of the issuer thereof to the Custodian; and

(B) causing the Custodian to indicate continuously on its books and records that such Uncertificated Security is credited to the applicable Account;

(iii) in the case of each Clearing Corporation Security,

(A) causing the relevant Clearing Corporation to credit such Clearing Corporation Security to the securities account of the Custodian, and

(B) causing the Custodian to indicate continuously on its books and records that such Clearing Corporation Security is credited to the applicable Account;

(iv) in the case of each security issued or guaranteed by the United States of America or agency or instrumentality thereof and that is maintained in book-entry records of a Federal Reserve Bank (“FRB”) (each such security, a “Government Security”),

(A) causing the creation of a Security Entitlement to such Government Security by the credit of such Government Security to the securities account of the Custodian at such FRB, and

(B) causing the Custodian to indicate continuously on its books and records that such Government Security is credited to the applicable Account;

(v) in the case of each Security Entitlement not governed by clauses (i) through (iv) above,

(A) causing a Securities Intermediary (x) to indicate on its books and records that the underlying Financial Asset has been credited to the Custodian’s securities account, (y) to receive a Financial Asset from a Securities Intermediary or acquiring the underlying Financial Asset for a Securities Intermediary, and in either case, accepting it for credit to the Custodian’s securities account or (z) to become obligated under other law, regulation or rule to credit the underlying Financial Asset to a Securities Intermediary’s securities account,

(B) causing such Securities Intermediary to make entries on its books and records continuously identifying such Security Entitlement as belonging to the Custodian and continuously indicating on its books and records that such Security Entitlement is credited to the Custodian’s securities account, and

(C) causing the Custodian to indicate continuously on its books and records that such Security Entitlement (or all rights and property of the Custodian representing such Security Entitlement) is credited to the applicable Account;

(vi) in the case of Cash or Money,

(A) causing the delivery of such Cash or Money to the Trustee for credit to the applicable Account or to the Custodian,

(B) if delivered to the Custodian, causing the Custodian to treat such Cash or Money as a Financial Asset maintained by such Custodian for credit to the applicable Account in accordance with the provisions of Article 8 of the UCC or causing the Custodian to deposit such Cash or Money to a deposit account over which the Custodian has control (within the meaning of Section 9-104 of the UCC), and

(C) causing the Custodian to indicate continuously on its books and records that such Cash or Money is credited to the applicable Account; and

(vii) in the case of each general intangible (including any Participation Interest in which neither the Participation Interest nor the underlying loan is represented by an Instrument), and

(A) causing the filing of a Financing Statement in the office of the Secretary of State of Delaware.

In addition, the Collateral Manager on behalf of the Issuer will obtain any and all consents required by the Underlying Instruments relating to any general intangibles for the transfer of ownership and/or pledge hereunder (except to the extent that the requirement for such consent is rendered ineffective under Section 9-406 of the UCC).

“Determination Date”: The last day of each Collection Period.

“DIP Collateral Obligation”: A loan made to a debtor-in-possession pursuant to Section 364 of the U.S. Bankruptcy Code having the priority allowed by either Section 364(c) or 364(d) of the U.S. Bankruptcy Code and fully secured by senior liens.

“Discount Obligation”: Any Collateral Obligation that is not a Swapped Non-Discount Obligation and that the Collateral Manager determines:

(i) in the case of a Collateral Obligation that is a Senior Secured Loan, is acquired by the Issuer for a purchase price that is lower than 80% of the Principal Balance of such Collateral Obligation (or, if such interest has a Moody’s Rating below “B3” such interest is acquired by the Issuer for a purchase price of less than 85% of its Principal Balance); provided that, such Collateral Obligation shall cease to be a Discount Obligation at such time as the Market Value (expressed as a percentage of par) of such Collateral Obligation, as determined for any period of 30 consecutive days since the acquisition by the Issuer of such Collateral Obligation, equals or exceeds 90% of the Principal Balance of such Collateral Obligation; or

(ii) in the case of any other Collateral Obligation, is acquired by the Issuer for a purchase price of lower than 75% of the Principal Balance of such Collateral Obligation (or, if such interest has a Moody’s Rating below “B3” such interest is acquired by the Issuer for a purchase price of less than 80% of its Principal Balance); provided that, such Collateral Obligation shall cease to be a Discount Obligation at such time as the Market Value (expressed as a percentage of par) of such Collateral Obligation, as determined for any period of 30 consecutive days since the acquisition by the Issuer of such Collateral Obligation, equals or exceeds 85% of the Principal Balance of such Collateral Obligation;

provided that, if such interest is a Revolving Collateral Obligation, and there exists an outstanding non-revolving loan to its Obligor ranking pari passu with such Revolving Collateral Obligation and secured by substantially the same collateral as such Revolving Collateral Obligation (a “Related Term Loan”), in determining whether such Revolving Collateral Obligation is and continues to be a Discount Obligation, the price of the Related Term Loan, and not of the Revolving Collateral Obligation, shall be referenced.

“Distribution Amount”: The meaning specified in Section 11.1(h).

“Distribution Report”: The meaning specified in Section 10.5(b).

“Diversity Score”: A single number that indicates collateral concentration in terms of both issuer and industry concentration, calculated as set forth in Schedule 8 hereto.

“Dollar”, “U.S.$” or “$”: A dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for all debts, public and private.

“Domicile” or “Domiciled”: With respect to any issuer of, or Obligor with respect to, a Collateral Obligation:

(a) except as provided in clause (b) or clause (c) below, its country of organization;

(b) if it is organized in a Tax Jurisdiction, each of such jurisdiction and the country in which, in the Collateral Manager’s good faith estimate, a substantial portion of its operations are located or from which a substantial portion of its revenue is derived, in each case directly or through subsidiaries (which shall be any jurisdiction and country known at the time of designation by the Collateral Manager to be the source of the majority of revenues, if any, of such issuer or Obligor); or

(c) if its payment obligations in respect of such Collateral Obligation are guaranteed by a Person that is organized in the United States or Canada, then the United States or Canada; provided that, such guarantee (x) satisfies the Domicile Guarantee Criteria or (y) satisfies the Moody’s Rating Condition.

“Domicile Guarantee Criteria”: The following criteria: (i) the guarantee is one of payment and not of collection; (ii) the guarantee provides that the guarantor agrees to pay the guaranteed obligations on the date due and waives demand, notice and marshalling of assets; (iii) the guarantee provides that the guarantor’s right to terminate or amend the guarantee is appropriately restricted; (iv) the guarantee is unconditional, irrespective of value, genuineness, validity, or enforceability of the guaranteed obligations; (v) the guarantee provides that the guarantor waives any other circumstance or condition that would normally release a guarantor from its obligations; (vi) the guarantor also waives the right of set-off and counterclaim; and (vii) the guarantee provides that it reinstates if any guaranteed payment made by the primary Obligor is recaptured as a result of the primary Obligor’s bankruptcy or insolvency.

“Draft Securitization RTS”: The Draft Regulatory Technical Standards specifying requirements for originators, sponsors and original lenders relating to risk retention, published by the EBA on 31 July 2018.

“DTC”: The Depository Trust Company, its nominees and their respective successors.

“Due Date”: Each date on which any payment is due on an Asset in accordance with its terms.

“EBA”: The European Banking Authority (including any successor or replacement agency or authority).

“EC Ineligible Asset”: An asset acquired pursuant to Section 10.2(h) that (at the time of purchase) is not eligible for purchase as a Collateral Obligation; provided that, for so long as any Class of Secured Notes then Outstanding is rated by S&P, for purposes of this definition any such asset that satisfies the definition of “Collateral Obligation” only after giving effect to the carveouts therein for a Loan acquired in connection with an insolvency, bankruptcy, reorganization, debt restructuring or workout shall be deemed to be an “EC Ineligible Asset”; provided further that all such assets shall remain “EC Ineligible Assets” until such asset meets the definition of “Collateral Obligation” without giving effect to such carveouts.

“Effective Date”: The earlier to occur of (i) one month before the second Payment Date and (ii) the first date on which the Collateral Manager certifies to the Trustee and the Collateral Administrator that the Target Initial Par Condition has been satisfied.

“Effective Date Interest Deposit Restriction”: A restriction that shall be satisfied if (a) the Specified Tested Items are satisfied, (b) the sum of the deposits from the Ramp-Up Account and the Principal Collection Subaccount into the Interest Collection Subaccount as Interest Proceeds does not exceed 1.0% of the Target Initial Par Amount and (c) after giving effect to such deposit, the Adjusted Collateral Principal Amount will be greater than (or equal to) the Target Initial Par Amount.

“Effective Date Moody’s Condition”: The meaning set forth in Schedule 6 hereto.

“Effective Date Report”: The meaning specified in Section 7.18(c).

“Effective Date Requirements”: The requirements set forth in Section 7.18(c) clauses (i) through (iii).

“Effective Date Special Redemption”: The meaning specified in Section 9.6.

“EIOPA”: The European Insurance and Occupational Pensions Authority (including any successor or replacement organization thereto).

“Electing Holder”: The meaning specified in Section 9.7(b).

“Election to Retain”: The meaning specified in Section 9.7(b).

“Eligible Intermediary”: A Securities Intermediary that satisfies, mutatis mutandis, the ratings and capitalization requirements set out in Section 10.1(a).

“Eligible Investment Required Ratings”: If such obligation (a)(i) has both a long-term and a short-term credit rating from Moody’s, such ratings are “Aa3” or higher (not on credit watch for possible downgrade) and “P-1” (not on credit watch for possible downgrade), respectively, (ii) has only a long-term credit rating from Moody’s, such rating is “Aaa” (not on credit watch for possible downgrade) and (iii) has only a short-term credit rating from Moody’s, such rating is “P-1” (not on credit watch for possible downgrade) and (b)(i) has a short-term credit rating of at least “A-1” from S&P and, in the case of any obligation or security with a maturity of greater than 60 days, a long term credit rating of at least “AA-” by S&P.

“Eligible Investments”: Either Cash or any Dollar investment that, at the time it is Delivered (directly or through an intermediary or custodian), (x) matures not later than the earlier of (A) the date that is 60 days after the date of Delivery thereof and (B) the Business Day immediately preceding the Payment Date immediately following the date of Delivery thereof, and (y) is one or more of the following obligations:

(i) direct Registered obligations of, and Registered obligations the timely payment of principal and interest on which is fully and expressly guaranteed by, the United States of America or any agency or instrumentality of the United States of America whose obligations are expressly backed by the full faith and credit of the United States of America that satisfy the Eligible Investment Required Ratings at the time of such investment or contractual commitment providing for such investment;

(ii) demand and time deposits in, certificates of deposit of, trust accounts with, bankers’ acceptances issued by, or federal funds sold by any depository institution or trust company organized under the laws of the United States of America (including the Bank or an Affiliate thereof) or any state thereof and subject to supervision and examination by federal and/or state banking authorities, in each case payable within 183 days after issuance, so long as the commercial paper and/or the debt obligations of such depository institution or trust company (or, in the case of the principal depository institution in a holding company system, the commercial paper or debt obligations of such holding company (provided that such holding company guarantees such investment issued by such principal depository institution pursuant to a guarantee that complies with each Rating Agency’s then-current criteria with respect to guarantees)) at the time of such investment or contractual commitment providing for such investment has the Eligible Investment Required Ratings; and

(iii) registered money market funds that have, at all times, credit ratings of “Aaa-mf” by Moody’s and “AAAm” by S&P;

provided that, (1) Eligible Investments purchased with funds in the Accounts shall be held until maturity except as otherwise specifically provided herein and shall include only such obligations that mature (or are putable at par to the issuer thereof) no later than the Business Day prior to the next Payment Date unless such Eligible Investments are issued by the Bank or an Affiliate thereof, in which event such Eligible Investments may mature on such Payment Date; and (2) none of the foregoing obligations shall constitute Eligible Investments if (a) such obligation has an “f,” “p,” “t” or “sf” subscript assigned by S&P and Moody’s, as applicable, (b) all, or substantially all, of the remaining amounts payable thereunder consist of interest and not principal payments, (c) payments with respect to such obligations or proceeds of disposition are subject to withholding taxes by any jurisdiction (other than any taxes imposed pursuant to FATCA) unless the payor is required to make “gross-up payments” that cover the full amount of any such withholding tax on an after-tax basis, (d) such obligation is secured by real property, (e) such obligation is purchased at a price greater than 100% of the principal or face amount thereof, (f) such obligation is the subject of an Offer, (g) in the Collateral Manager’s judgment, such obligation is subject to material non-credit related risks or (h) such obligation is a Structured Finance Obligation. Eligible Investments may include, without limitation, those investments issued by or made with U.S. Bank Trust Company, National Association or the Bank or for which the Bank or an Affiliate of the Bank provides services and receives compensation; provided, further, that such investments meet the foregoing requirements of this definition.

“Eligible SPE Issuer”: Any CLO or other special purpose entity acting as a counterparty to the Issuer with respect to Participation Interest(s) (x) meeting Moody’s and S&P’s then-applicable criteria for bankruptcy remoteness, as applicable; provided that, Moody’s and S&P has been provided notice from the Issuer (or the Collateral Manager on behalf of the Issuer) of any such Eligible SPE Issuer; and/or (y) for which the Global Rating Agency Condition is satisfied with respect to the proposed transaction.

“Enforcement Event”: The meaning specified in Section 11.1(a)(iii).

“Equity Security”: Any security that by its terms does not provide for periodic payments of interest at a stated interest rate and repayment of principal at a stated maturity and any other security or other debt obligation that is not eligible for purchase by the Issuer as a Collateral Obligation and is not an Eligible Investment (provided that a Loan received in exchange for a Defaulted Obligation or portion thereof in connection with an insolvency, bankruptcy, reorganization, debt restructuring or workout of the Obligor thereof, which meets the definition of Collateral Obligation only as a result of the carve-outs set forth in clause (xxiii)(A) and/or (xxiii)(C) thereof, shall be deemed to be a Defaulted Obligation); it being understood that, except as set forth in Section 10.2(h), Equity Securities may not be purchased by the Issuer but may be received by the Issuer in exchange for a Collateral Obligation or a portion thereof in connection with an insolvency, bankruptcy, reorganization, debt restructuring or workout of the issuer or Obligor thereof.

“ERISA”: The United States Employee Retirement Income Security Act of 1974, as amended.

“ERISA-Restricted Notes”: The Subordinated Notes.

“ESMA”: The European Securities and Markets Authority (including any successor or replacement organization thereto).

“ESRA”: The meaning specified in Section 1.3(v).

“EU Securitization Regulation”: Regulation (EU) 2017/2402, including any implementing regulation, technical standards and official guidance related thereto.

“Euroclear”: Euroclear Bank S.A./N.V., as operator of the Euroclear System.

“European Supervisory Authorities”: Together, the EBA, ESMA and EIOPA.

“Event of Default”: The meaning specified in Section 5.1.

“Excepted Property”: The meaning assigned in the Granting Clauses hereof.

“Excess Additional Junior Notes”: The meaning specified in Section 2.13(a)(vi).

“Excess Closing Date Participations”: As of any date of determination the Closing Date Participations (or portion thereof) with the Aggregate Principal Balance exceeding 20.0% of the Collateral Principal Amount; provided that, in determining which of the Closing Date Participations (or portion thereof) shall be included as the Excess Closing Date Participations, the Closing Date Participations that will result in the largest haircut to the Adjusted Collateral Principal Amount shall be deemed to constitute Excess Closing Date Participations.

“Excess Triple-C Adjustment Amount”: As of any date of determination, an amount equal to the excess, if any, of:

(a) the Aggregate Principal Balance of all Collateral Obligations included in the Triple-C Excess; over

(b) the sum of the Market Values of all Collateral Obligations included in the Triple-C Excess.

“Excess Weighted Average Coupon”: (i) A percentage equal as of any Measurement Date to a number obtained by multiplying (a) the excess, if any, of the Weighted Average Coupon over the Minimum Weighted Average Coupon by (b) the number obtained by dividing the Aggregate Principal Balance of all Fixed Rate Obligations by the Aggregate Principal Balance of all Floating Rate Obligations or (ii) a percentage designated by the Collateral Manager that is lower than the percentage calculated pursuant to clause (i).

“Excess Weighted Average Floating Spread”: (i) A percentage equal as of any Measurement Date to a number obtained by multiplying (a) the excess, if any, of the Weighted Average Floating Spread over the Minimum Floating Spread by (b) the number obtained by dividing the Aggregate Principal Balance of all Floating Rate Obligations by the Aggregate Principal Balance of all Fixed Rate Obligations or (ii) a percentage designated by the Collateral Manager that is lower than the percentage calculated pursuant to clause (i).

“Exchange Act”: The United States Securities Exchange Act of 1934, as amended.

“Exchange Transaction”: The meaning specified in Section 12.2(b).

“Exchanged Defaulted Obligation”: The meaning specified in Section 12.2(b).

“Exercise Notice”: The meaning specified in Section 9.7(c).

“Expense Reserve Account”: The account established pursuant to Section 10.3(d).

“FATCA”: Sections 1471 through 1474 of the Code and the Treasury Regulations (and any notices, guidance or official pronouncements) promulgated thereunder, any agreement entered into pursuant thereto, any law implementing an intergovernmental agreement or approach thereto, or any analogous provision of non-U.S. law.

“Federal Reserve Board”: The Board of Governors of the Federal Reserve System.

“Fee Basis Amount”: As of any date of determination, the sum of (a) the Collateral Principal Amount, (b) the Aggregate Principal Balance of all Defaulted Obligations and (c) the aggregate amount of all Principal Financed Accrued Interest.

“Fiduciary”: The meaning specified in Section 2.5(i).

“Financial Asset”: The meaning specified in Section 8-102(a)(9) of the UCC.

“Financing Statements”: The meaning specified in Section 9-102(a)(39) of the UCC.

“Firm Bid”: With respect to a Collateral Obligation, a binding, irrevocable bid for value for such Collateral Obligation from a dealer or the Collateral Manager pursuant to Section 5.5(c) to purchase such Collateral Obligation, which bid shall not be subject to a Bid Disqualification Condition.

“First Interest Determination End Date”: October 15, 2025.

“First-Lien Last-Out Loan”: A senior secured Loan that, prior to a default with respect to such Loan, is entitled to receive payments pari passu with other senior secured Loans of the same Obligor, but following a default becomes fully subordinated to other senior secured Loans of the same Obligor and is not entitled to any payments until such other senior secured Loans are paid in full.

“Fitch”: Fitch Ratings, Inc. and any successor in interest; provided that if Fitch is no longer rating any of the Secured Notes at the request of the Issuer, references to it hereunder and the other Transaction Documents shall be inapplicable and shall have no force or effect.

“Fitch Rating”: The meaning specified in Schedule 9 hereto.

“Fixed Rate Notes”: Any Note that accrues interest at a fixed rate for so long as such Note accrues interest at a fixed rate.

“Fixed Rate Obligation”: Any Collateral Obligation that bears a fixed rate of interest.

“Floating Rate Notes”: Any Note that accrues interest at a floating rate for so long as such Note accrues interest at a floating rate.

“Floating Rate Obligation”: Any Collateral Obligation that bears a floating rate of interest.

“GAAP”: The meaning specified in Section 6.3(j).

“Global Note”: Any Global Secured Note or Global Subordinated Note.

“Global Rating Agency Condition”: With respect to any action taken or to be taken by or on behalf of the Issuer, satisfaction of the Moody’s Rating Condition (to the extent applicable) and the S&P Rating Condition (to the extent applicable).

“Global Secured Note”: Any Regulation S Global Secured Note or Rule 144A Global Secured Note.

“Global Subordinated Note”: Any Rule 144A Global Subordinated Note.

“Grant” or “Granted”: To grant, bargain, sell, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of setoff against, deposit, set over and confirm. A Grant of the Assets, or of any other instrument, shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including, the immediate continuing right to claim for, collect, receive and receipt for principal and interest payments in respect of the Assets, and all other Monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

“Group I Country”: The Netherlands, Australia, New Zealand and the United Kingdom (and any other additional countries as may be notified by Moody’s to the Collateral Manager or identified by Moody’s as such in a press release, written criteria or other public announcement from time to time or as may be identified by the Collateral Manager subject to satisfaction of the Moody’s Rating Condition).

“Group II Country”: Germany, Ireland, Sweden and Switzerland (and any other additional countries as may be notified by Moody’s to the Collateral Manager or identified by Moody’s as such in a press release, written criteria or other public announcement from time to time or as may be identified by the Collateral Manager subject to satisfaction of the Moody’s Rating Condition).

“Group III Country”: Austria, Belgium, Denmark, Finland, France, Iceland, Liechtenstein, Luxembourg and Norway (and any other additional countries as may be notified by Moody’s to the Collateral Manager or identified by Moody’s as such in a press release, written criteria or other public announcement from time to time or as may be identified by the Collateral Manager subject to satisfaction of the Moody’s Rating Condition).

“Hedge Agreement”: Any interest rate swap, floor and/or cap agreements, including without limitation one or more interest rate basis swap agreements, or foreign exchange agreements, as applicable, between the Issuer and any Hedge Counterparty, as amended from time to time, and any replacement agreement entered into pursuant to this Indenture.

“Hedge Counterparty”: Any one or more institutions entering into or guaranteeing a Hedge Agreement with the Issuer that satisfies the Required Hedge Counterparty Rating that has entered into a Hedge Agreement with the Issuer, including any permitted assignee or successor under the Hedge Agreements.

“Hedge Counterparty Collateral Account”: The account established pursuant to Section 10.3(f).

“High Yield Bond”: Any assignment of or other interest in a publicly issued or privately placed debt obligation of a corporation or other entity (other than a loan, a Senior Secured Bond or a Senior Secured Note).

“Highest Ranking Class”: The Class or Classes of Secured Notes that rank higher in right of payment than each other Class of Secured Notes in the Note Payment Sequence so long as such Class is Outstanding and rated by S&P. With respect to such determination, Pari Passu Classes will be considered the same Class.

“Holder”: With respect to any Note, the Person whose name appears on the Register as the registered holder of such Note.

“Holder Notice”: The meaning specified in Section 14.4(b).

“IAI”: A Person that is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act or any entity in which all of the equity owners come within such paragraphs.

“IAI/QP”: Any Person that, at the time of its acquisition, purported acquisition or proposed acquisition of Notes is both an IAI (and not a Qualified Institutional Buyer) and a Qualified Purchaser (or a corporation, partnership, limited liability company or other entity (other than a trust, except as otherwise agreed to by the Issuer), each shareholder, partner, member or other equity owner of which is a Qualified Purchaser).

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“Incurrence Covenant”: A covenant by any borrower to comply with one or more financial covenants only upon the occurrence of certain actions of the borrower, including a debt issuance, dividend payment, share purchase, merger, amalgamation, acquisition or divestiture, unless, as of any date of determination, such action was taken or such event has occurred, in each case the effect of which causes such covenant to meet the criteria of a Maintenance Covenant.

“Indenture”: This instrument as originally executed and, if from time to time supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, as so supplemented or amended.

“Independent”: As to any Person, any other Person (including, in the case of an accountant or lawyer, a firm of accountants or lawyers, and any member thereof, or an investment bank and any member thereof) who (i) does not have and is not committed to acquire any material direct or any material indirect financial interest in such Person or in any Affiliate of such Person, and (ii) is not connected with such Person as an Officer, employee, promoter, underwriter, voting trustee, partner, director or Person performing similar functions. “Independent,” when used with respect to any accountant, may include an accountant who audits the books of such Person if in addition to satisfying the criteria set forth above the accountant is independent with respect to such Person within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants. For purposes of this definition, no manager or director of any Person will fail to be Independent solely because such Person acts as an independent manager or independent director thereof or of any such Person’s Affiliates.

Whenever any Independent Person’s opinion or certificate is to be furnished to the Trustee, such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

Any pricing service, certified public accountant or legal counsel that is required to be Independent of another Person under this Indenture must satisfy the criteria above with respect to the Issuer, the Collateral Manager and their Affiliates.

“Independent Manager”: A natural person who, (A) for the five-year period prior to his or her appointment as Independent Manager, has not been, and during the continuation of his or her service as Independent Manager is not: (i) an employee, director, stockholder, member, manager, partner, trustee or officer or direct or indirect legal or beneficial owner (or a person who controls, whether directly, indirectly, or otherwise any of the foregoing) of the Issuer or any of its respective Affiliates (other than his or her service as a special member, independent manager, independent trustee or such other similar function of the Issuer or other Affiliates that are structured to be “bankruptcy remote”); (ii) a customer, consultant, creditor, contractor or supplier (or a person who controls, whether directly, indirectly, or otherwise any of the foregoing) of the Issuer or any of its respective Affiliates (other than his or her service as a special member, independent manager, independent trustee or such other similar function of the Issuer); (iii) any member of the immediate family of a person described in clause (i) or (ii) above (other than with respect to clause (i) or (ii) relating to his or her service as (y) an Independent Manager of the Issuer or (z) an independent manager of any Affiliate of the Issuer which is a bankruptcy remote limited purpose entity), and (B) has, (i) prior experience as an Independent Manager for a corporation or limited liability company whose charter documents required the unanimous consent of all Independent Manager thereof before such entity could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy and (ii) at least three years of employment experience with one or more entities that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities.

“Index Maturity”: With respect to any Class of Secured Notes, the period indicated with respect to such Class in Section 2.3.

“Industry Diversity Measure”: As of any Measurement Date, the number obtained by dividing (a) 1 by (b) the sum of the squares of the quotients, for each S&P Industry Classification, obtained by dividing (i) the Aggregate Principal Balance at such time of all Collateral Obligations (other than Defaulted Obligations) issued by Obligors that belong to such S&P Industry Classification by (ii) the Aggregate Principal Balance at such time of all Collateral Obligations (other than Defaulted Obligations).

“Information”: S&P’s “Credit FAQ: Anatomy Of A Credit Estimate: What It Means And How We Do It?” dated January 2021 and any other available information S&P reasonably requests in order to produce a credit estimate for a particular asset.

“Information Agent”: The meaning specified in Section 7.20(b).

“Initial Interest Coverage Test Date”: The Determination Date relating to the second Payment Date after the Closing Date.

“Initial Purchaser”: BofA Securities, Inc., in its capacity as initial purchaser under the Purchase and Placement Agreement.

“Initial Rating”: With respect to the Secured Notes, the rating or ratings, if any, indicated in Section 2.3.

“Initial Target Rating”: With respect to the Secured Notes issued on the Closing Date, the ratings of Moody’s and S&P, as applicable, in the table below:

Class	S&P		Moody’s
A-1	“AAA	(sf)”	“Aaa	(sf)”
A-2	“AA	(sf)”	N/A
B	“A	(sf)”	N/A
C	“BBB-	(sf)”	N/A

“Instrument”: The meaning specified in Section 9-102(a)(47) of the UCC.

“Interest Accrual Period”: With respect to each Class of Secured Notes (i) with respect to the initial Payment Date following the Closing Date, the period from and including the Closing Date to but excluding such Payment Date; (ii) with respect to the initial Payment Date following a Refinancing upon a redemption of the Secured Notes in whole that occurs on a Business Day that is not otherwise a Payment Date, the period from and including the related Redemption Date to but excluding such Payment Date; and (iii) with respect to each other Payment Date (or, with respect to any Class that is paid in full on an Interim Payment Date or redeemed on a Partial Redemption Date or a Re-Pricing Date, such Interim Payment Date, Redemption Date or Re-Pricing Date, as applicable), the period from and including the immediately preceding Payment Date to but excluding such Payment Date (or Interim Payment Date, Redemption Date or Re-Pricing Date, as applicable) until the principal of such Class is paid or made available for payment. For the purposes of determining any Interest Accrual Period in the case of any Fixed Rate Notes, the Payment Date shall be assumed to be the 15th day of the relevant month (irrespective of whether such day is a Business Day).

“Interest Collection Subaccount”: The meaning specified in Section 10.2(a).

“Interest Coverage Ratio”: For any designated Class or Classes of Secured Notes, as of any date of determination, the percentage derived from the following equation: (A – B) / C, where:

A =	The Collateral Interest Amount as of such date of determination;

B =	Amounts payable (or expected as of the date of determination to be payable) on the following Payment Date as set forth in clauses (A) through (C) in Section 11.1(a)(i); and

C =

Interest due and payable on the Secured Notes of such Class or Classes and each Class of Secured Notes that rank senior to or pari passu with such Class or Classes on such Payment Date (excluding Deferred Interest but including any interest on Deferred Interest with respect to such Class or Classes).

For purposes of this definition, (i) the Class A-1 and the Class A-2 Notes will be treated as one Class.

“Interest Coverage Test”: A test that is satisfied with respect to any designated Class or Classes of Secured Notes as of any date of determination on, or subsequent to, the Initial Interest Coverage Test Date, if (i) the Interest Coverage Ratio for such Class or Classes on such date is at least equal to the Required Interest Coverage Ratio for such Class or Classes or (ii) such Class or Classes of Secured Notes are no longer Outstanding.

“Interest Determination Date”: With respect to (a) the first Interest Accrual Period following the Closing Date, (i) for the period from the Closing Date to the First Interest Determination End Date, the second U.S. Government Securities Business Day preceding the Closing Date and (ii) for the period from the First Interest Determination End Date to the first Payment Date after the Closing Date, the second U.S. Government Securities Business Day preceding the First Interest Determination End Date, and (b) each Interest Accrual Period thereafter, the second U.S. Government Securities Business Day preceding the first day of such Interest Accrual Period.

“Interest Only Obligation”: Any obligation or security that does not provide in the related Underlying Instruments for the payment or repayment or a stated principal amount in one or more installments on or prior to its stated maturity.

“Interest Proceeds”: With respect to any Collection Period or Determination Date, without duplication, the sum of:

(i) all payments of interest (other than any interest due on any Partial Deferrable Obligation that has been deferred or capitalized at the time of acquisition) and delayed compensation (representing compensation for delayed settlement) received in Cash by the Issuer during the related Collection Period on the Collateral Obligations and Eligible Investments, including the accrued interest received in connection with a sale thereof during the related Collection Period, less any such amount that represents Principal Financed Accrued Interest;

(ii) all principal and interest payments received by the Issuer during the related Collection Period on Eligible Investments purchased with Interest Proceeds;

(iii) unless otherwise designated as Principal Proceeds by the Collateral Manager, all amendment and waiver fees, late payment fees, ticking fees and other fees received by the Issuer during the related Collection Period, except for those in connection with (a) the lengthening of the maturity of the related Collateral Obligation solely if, after such a lengthening, the Weighted Average Life Test is not satisfied or (b) the reduction of the par of the related Collateral Obligation, as determined by the Collateral Manager with notice to the Trustee and the Collateral Administrator;

(iv) commitment fees and other similar fees received by the Issuer during such Collection Period in respect of Revolving Collateral Obligations and Delayed Drawdown Collateral Obligations;

(v) any payment received with respect to any Hedge Agreement other than (a) an upfront payment received upon entering into such Hedge Agreement or (b) a payment received as a result of the termination of any Hedge Agreement (net of any amounts due and payable by the Issuer to the related Hedge Counterparty in connection with such termination) to the extent not used by the Issuer to enter into a new or replacement Hedge Agreement (for purposes of this subclause (v), any such payment received or to be received on or before 10:00 a.m. New York time on the last day of the Collection Period in respect of such Payment Date will be deemed received in respect of the preceding Collection Period and included in the calculation of Interest Proceeds received in such Collection Period);

(vi) amounts deposited in the Collection Account from the Expense Reserve Account that are designated as Interest Proceeds in the sole discretion of the Collateral Manager pursuant to this Indenture in respect of the related Determination Date;

(vii) any funds transferred from (A) the Ramp-Up Account to the Interest Collection Subaccount pursuant to Section 10.3(c) and (B) the Principal Collection Subaccount to the Interest Collection Subaccount pursuant to Section 10.2(g)(ii);

(viii) [Reserved];

(ix) any amounts deposited in the Interest Collection Subaccount from the Supplemental Reserve Account at the direction of the Collateral Manager pursuant to Section 10.3(e); and

(x) any amounts deposited in the Collection Account from the Interest Reserve Account that are designated as Interest Proceeds in the sole discretion of the Collateral Manager pursuant to Section 10.3(g);

provided that, (i) any amounts received in respect of any Defaulted Obligation will constitute Principal Proceeds (and not Interest Proceeds) until the aggregate of all collections in respect of such Defaulted Obligation since it became a Defaulted Obligation equals the outstanding principal balance of such Collateral Obligation at the time it became a Defaulted Obligation, (ii) the portion of any prepayment of a Collateral Obligation that is above the par amount of such Collateral Obligation will constitute Principal Proceeds (and not Interest Proceeds) and (iii) any amounts received in respect of any EC Ineligible Asset acquired pursuant to Section 10.2(h) or any Equity Security acquired by the Issuer in connection with the insolvency, bankruptcy, reorganization, restructuring or workout of a Collateral Obligation or Equity Security included in the Assets, or the Obligor thereof, will constitute Principal Proceeds (and not Interest Proceeds). Notwithstanding the foregoing, in the Collateral Manager’s sole discretion (to be exercised on or before the related Determination Date), Interest Proceeds in any Collection Period may be classified as Principal Proceeds provided that such designation would not result in an interest deferral on any Class of Secured Notes.

“Interest Rate”: With respect to each Class of Secured Notes, (i) the per annum stated interest rate payable on such Class with respect to each Interest Accrual Period specified in Section 2.3 and (ii) with respect to any Class of Re-Pricing Eligible Notes, upon the occurrence of a Re-Pricing with respect to such Class (if such Class constitutes a Class of Re-Pricing Eligible Notes), the applicable Re-Pricing Rate.

“Interest Reserve Account”: The account established pursuant to Section 10.3(g).

“Interest Reserve Amount”: The amount specified in the Issuer Order delivered pursuant to Section 3.1(xi).

“Interim Determination Date”: The tenth Business Day prior to each Interim Payment Date.

“Interim Payment Date”: The meaning specified in Section 10.2(f).

“Interpolated Period”: The Interest Accrual Period (i) beginning on the Closing Date to but excluding the First Interest Determination End Date and (ii) beginning on the date of any Refinancing upon a redemption of the Secured Notes in whole that occurs on a Business Day that is not otherwise a Payment Date to but excluding the following Payment Date.

“Investment Company Act”: The United States Investment Company Act of 1940, as amended from time to time.

“Investment Criteria”: The criteria specified in Section 12.2.

“Investment Criteria Adjusted Balance”: With respect to each Collateral Obligation, the Principal Balance of such Collateral Obligation; provided that, for all purposes the Investment Criteria Adjusted Balance of any:

(i) Deferring Obligation will be the lower of (i) the S&P Collateral Value of such Deferring Obligation and (ii) the Moody’s Collateral Value of such Deferring Obligation;

(ii) Discount Obligation will be the product of the (x) purchase price (expressed as a percentage of par) and (y) Principal Balance of such Discount Obligation; and

(iii) Triple-C Collateral Obligation included in the Triple-C Excess will be the Market Value of such Collateral Obligation;

provided, further, that the Investment Criteria Adjusted Balance for any Collateral Obligation that satisfies more than one of the definitions of Deferring Obligation, Discount Obligation or is included in the Triple-C Excess will be the lowest amount determined pursuant to clauses (i), (ii) and (iii).

“Investor Consent Period”: The meaning specified in Section 8.4(a).

“IRS”: United States Internal Revenue Service.

“Issuer”: The Person named as such on the first page of this Indenture until a successor Person shall have become the Issuer pursuant to the applicable provisions of this Indenture, and thereafter “Issuer” shall mean such successor Person.

“Issuer Order” and “Issuer Request”: A written order or request (which may be a standing order or request) dated and signed in the name of the Issuer or by an Authorized Officer of the Issuer or by the Collateral Manager by an Authorized Officer thereof, on behalf of the Issuer. For the avoidance of doubt, an order or request provided in an email or other electronic communication by an Authorized Officer of the Issuer or by an Authorized Officer of the Collateral Manager on behalf of the Issuer shall constitute an Issuer Order, unless the Trustee otherwise requests that such Issuer Order be in writing.

“Issuer’s Website”: The meaning specified in Section 7.20(a).

“Junior Class”: With respect to a particular Class of Notes, each Class of Notes that is subordinated to such Class, as indicated in Section 2.3.

“Junior Notes Redemption Date”: The meaning specified in Section 9.4(g).

“Junior Redeemed Notes”: The meaning specified in Section 9.4(g).

“Last Closing Event”: As of any date of determination, the later of (x) the Closing Date or (y) the most recent date upon which the Secured Notes were refinanced in whole (but not in part).

“Leveraged Loan Index”: With respect to (a) an obligation that is a Loan, The Daily Morningstar/LSTA U.S. Leveraged Loan Index, Bloomberg ticker SPBDALB, and (b) an obligation that is a not a Loan, The Merrill Lynch US High Yield Master II Constrained Index, Bloomberg ticker HUC0, and in each case, any successor index thereto or any comparable U.S. leveraged loan or bond index (as applicable) reasonably designated by the Collateral Manager and provides notice of to the Rating Agencies.

“LLC Agreement”: The Second Amended and Restated Limited Liability Company Agreement of the Issuer dated as of the Closing Date between the U.S. Retention Holder, as sole member, ADS, as designated manager and Donald J. Puglisi, as independent manager, as amended, restated, waived or supplemented from time to time.

“Loan”: Any obligation for the payment or repayment of borrowed money that is documented by a term loan agreement, revolving loan agreement or other similar credit agreement.

“Long-Dated Obligation”: Any Collateral Obligation with a maturity later than the earliest Stated Maturity of the Secured Notes.

“Maintenance Covenant”: A covenant by any borrower to comply with one or more financial covenants during each reporting period, whether or not such borrower has taken any specified action; provided that, a covenant that otherwise satisfies the definition hereof and only applies when amounts are outstanding under the related loan shall be a Maintenance Covenant.

“Majority”: With respect to any Class or Classes of Notes, the Holders of more than 50% of the Aggregate Outstanding Amount of the Notes of such Class or Classes.

“Mandatory Redemption”: A redemption of the Notes in accordance with Section 9.1.

“Mandatory Tender”: The meaning specified in Section 9.7.

“Margin Stock”: “Margin Stock” as defined under Regulation U issued by the Federal Reserve Board, including any debt security which is by its terms convertible into “Margin Stock.”

“Market Value”: With respect to any Senior Secured Bonds, Senior Secured Notes, loans or other assets, the amount (determined by the Collateral Manager) equal to the product of the principal amount thereof and the price (excluding, in the case of Senior Secured Bonds, any accrued and unpaid interest thereon) determined in the following manner:

(i) (A) in the case of a loan only, the bid price determined by the Loan Pricing Corporation, LoanX Inc., Bloomberg L.P. or Markit Group Limited or (B) in the case of a Bond only, the bid price determined by Interactive Data Corporation or NASD’s TRACE or, in either case, or any other nationally recognized loan or bond pricing service selected by the Collateral Manager with notice to the Rating Agencies (in each case, only for so long as any Secured Notes rated by it remain Outstanding); or

(ii) if the price described in clause (i) is not available,

(1) the average of the bid prices determined by three broker-dealers active in the trading of such asset that are Independent from each other and the Issuer and the Collateral Manager;

(2) if only two such bids can be obtained, the lower of the bid prices of such two bids; or

(3) if only one such bid can be obtained, and such bid was obtained from a Qualified Broker/Dealer, such bid; provided that, the Aggregate Principal Balance of Collateral Obligations held by the Issuer at any one time with Market Values determined pursuant to this clause (ii)(3) may not exceed 5% of the Collateral Principal Amount; or

(iii) if a price or such bid described in clause (i) or (ii) is not available, then the Market Value of an asset will be the lower of (x) the higher of (A) the lower of such asset’s (i) Moody’s Recovery Rate and (ii) S&P Recovery Rate and (B) 70% of the notional amount of such asset and (y) the price at which the Collateral Manager reasonably believes such asset could be sold in the market within 30 days, as certified by the Collateral Manager to the Trustee and determined by the Collateral Manager consistent with the manner in which it would determine the market value of an asset for purposes of other funds or accounts managed by it; provided that, if the Collateral Manager is not a Registered Investment Adviser, the Market Value of any such asset may not be determined in accordance with this clause (iii) for more than 30 days; or

(iv) if the Market Value of an asset is not determined in accordance with clause (i), (ii) or (iii) above, then such Market Value shall be deemed to be zero until such determination is made in accordance with clause (i), (ii) or (iii) above.

“Master Loan Sale Agreement”: The master loan sale agreement, dated as of the Closing Date, among the Issuer, the U.S. Retention Holder and the Transferor, relating to the sale of Collateral Obligations from the Transferor to the U.S. Retention Holder, and the U.S. Retention Holder to the Issuer from time to time, as may be amended from time to time in accordance with the terms thereof.

“Master Participation Agreements”: The Warehouse SPV Master Participation Agreements and the Banking Entity Master Participation Agreements.

“Maturity”: With respect to any Notes, the date on which the unpaid principal of such Note becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

“Maturity Amendment”: With respect to any Collateral Obligation, any waiver, modification, amendment or variance that would extend the stated maturity date of such Collateral Obligation. For the avoidance of doubt, a waiver, modification, amendment or variance that would extend the stated maturity date of the credit facility of which a Collateral Obligation is part, but would not extend the stated maturity date of the Collateral Obligation held by the Issuer, does not constitute a Maturity Amendment.

“Maximum Moody’s Rating Factor Test”: A test that will be satisfied on any Measurement Date if the Adjusted Weighted Average Moody’s Rating Factor of the Collateral Obligations is less than or equal to the lower of (x) the sum of (i) the number set forth in the Asset Quality Matrix at the intersection of the applicable “row/column combination” chosen by the Collateral Manager (or interpolating between two adjacent rows and/or two adjacent columns, as applicable) as set forth in Section 7.18(g) plus (ii) the Moody’s Weighted Average Recovery Adjustment and (y) 3300.

“Measurement Date”: (i) Any day on which a purchase of a Collateral Obligation occurs, (ii) any Determination Date, (iii) the date as of which the information in any Monthly Report is calculated, (iv) with five Business Days prior written notice, any Business Day requested by either Rating Agency then rating any Class of Outstanding Notes and (v) the Effective Date.

“Medium Obligor Loan”: Any Collateral Obligation (i) where the total potential indebtedness of the relevant Obligor under all of its outstanding loan agreements, indentures and other Underlying Instruments is less than U.S.$250,000,000 and (ii) that is not a Small Obligor Loan (it being understood, and as a clarification only, that any principal payments made in respect of such loan agreements, indentures and other Underlying Instruments shall not be taken into account for purposes of this definition). For the avoidance of doubt, if a Collateral Obligation is determined not to be a Medium Obligor Loan at the time the Issuer commits to acquire such obligation, it shall not thereafter be deemed to be a Medium Obligor Loan.

“Merging Entity”: The meaning specified in Section 7.10.

“Minimum Denominations”: The meaning specified in Section 2.3.

“Minimum Floating Spread”: The number set forth in the column entitled “Minimum Weighted Average Spread” in the Asset Quality Matrix based upon the applicable “row/column combination” chosen by the Collateral Manager (or interpolating between two adjacent rows and/or two adjacent columns, as applicable) in accordance with Section 7.18(h), reduced by the Moody’s Weighted Average Recovery Adjustment; provided that, the Minimum Floating Spread shall in no event be lower than 2.05%.

“Minimum Floating Spread Test”: A test that is satisfied on any Measurement Date if the Weighted Average Floating Spread plus the Excess Weighted Average Coupon equals or exceeds the Minimum Floating Spread.

“Minimum Price”: With respect to the purchase of a Collateral Obligation, a price equal to 60% of the par value thereof.

“Minimum Weighted Average Coupon”: (i) If any of the Collateral Obligations are Fixed Rate Obligations, 7.25% and (ii) otherwise, 0%.

“Minimum Weighted Average Coupon Test”: A test that is satisfied on any Measurement Date if the Weighted Average Coupon plus the Excess Weighted Average Floating Spread equals or exceeds the Minimum Weighted Average Coupon.

“Minimum Weighted Average Moody’s Recovery Rate Test”: The meaning set forth in Schedule 6 hereto.

“Money”: The meaning specified in Section 1-201(24) of the UCC.

“Monthly Report”: The meaning specified in Section 10.5(a).

“Monthly Report Commencement Date”: The meaning specified in Section 10.5(a).

“Monthly Report Determination Date”: The meaning specified in Section 10.5(a).

“Moody’s”: Moody’s Investors Service and any successor thereto; provided that, if Moody’s is no longer rating any Class of Secured Notes at the request of the Issuer, references to it hereunder for all purposes of this Indenture and the other Transaction Documents shall be inapplicable and shall have no force or effect.

“Moody’s Collateral Value”: The meaning set forth in Schedule 6 hereto.

“Moody’s Counterparty Criteria”: The meaning set forth in Schedule 6 hereto.

“Moody’s Default Probability Rating”: With respect to any Collateral Obligation, the rating determined pursuant to Schedule 3 hereto (or such other schedule provided by the Collateral Manager (in its sole discretion) to the Issuer, the Trustee and the Collateral Administrator based on Moody’s criteria as may be published from time to time).

“Moody’s Derived Rating”: With respect to any Collateral Obligation whose Moody’s Rating or Moody’s Default Probability Rating cannot otherwise be determined pursuant to the definitions thereof, the rating determined for such Collateral Obligation as set forth in Schedule 3 hereto (or such other schedule provided by the Collateral Manager (in its sole discretion) to the Issuer, the Trustee and the Collateral Administrator based on Moody’s criteria as may be published from time to time).

“Moody’s Diversity Test”: A test that will be satisfied on any Measurement Date if the Diversity Score (rounded to the nearest whole number) equals or exceeds the number set forth in the column entitled “Minimum Diversity Score” in the Asset Quality Matrix based upon the applicable “row/column combination” chosen by the Collateral Manager (or interpolating between two adjacent rows and/or two adjacent columns, as applicable) in accordance with Section 7.18(h).

“Moody’s Industry Classification”: The meaning set forth on Schedule 6 hereto.

“Moody’s Matrix Test”: The meaning set forth on Schedule 6 hereto.

“Moody’s Rating”: With respect to any Collateral Obligation, the rating determined pursuant to Schedule 3 hereto (or such other schedule provided by the Collateral Manager (in its sole discretion) to the Issuer, the Trustee and the Collateral Administrator based on Moody’s criteria as may be published from time to time).

“Moody’s Rating Condition”: The meaning set forth on Schedule 6 hereto.

“Moody’s Rating Factor”: For each Collateral Obligation, as of any Measurement Date, the number set forth in the table below opposite the Moody’s Default Probability Rating of such Collateral Obligation.

Moody’s Default Probability Rating	Moody’s Rating Factor	Moody’s Default Probability Rating	Moody’s Rating Factor
Aaa	1	Ba1	940
Aa1	10	Ba2	1,350
Aa2	20	Ba3	1,766
Aa3	40	B1	2,220
A1	70	B2	2,720
A2	120	B3	3,490
A3	180	Caa1	4,770
Baa1	260	Caa2	6,500
Baa2	360	Caa3	8,070
Baa3	610	Ca or lower	10,000

For purposes of the Maximum Moody’s Rating Factor Test, any Collateral Obligation issued or guaranteed by the United States government or any agency or instrumentality thereof is assigned a Moody’s Default Probability Rating equal to the then-current Moody’s rating of the direct obligations of the United States government.

“Moody’s Recovery Amount”: The meaning set forth in Schedule 6 hereto.

“Moody’s Recovery Rate”: The meaning set forth on Schedule 6 hereto.

“Moody’s RiskCalc Calculation”: The meaning set forth on Schedule 6 hereto.

“Moody’s Weighted Average Recovery Adjustment”: The meaning set forth on Schedule 6 hereto.

“Net Exposure Amount”: As of the applicable Cut-Off Date, with respect to any Collateral Obligation which is a Revolving Collateral Obligation or Delayed Drawdown Collateral Obligation, the lesser of (i) the aggregate amount of the then unfunded funding obligations thereunder and (ii) the amount necessary to cause, on the applicable Cut-Off Date with respect to such Collateral Obligation, the amount of funds on deposit in the Revolver Funding Account to be at least equal to the sum of the unfunded funding obligations under all Delayed Drawdown Collateral Obligations and Revolving Collateral Obligations then included in the Assets.

“Net Purchased Loan Balance”: As of any date of determination, an amount equal to (a) the sum of (i) the Aggregate Principal Balance of all Collateral Obligations conveyed by the U.S. Retention Holder to the Issuer prior to such date, calculated as of the respective Cut-Off Dates of such Collateral Obligations, and (ii) the Aggregate Principal Balance of all Collateral Obligations acquired by the Issuer other than from the U.S. Retention Holder prior to such date minus (b) the Aggregate Principal Balance of all Collateral Obligations repurchased by the Transferor prior to such date.

“Non-Call Period”: The period from the Closing Date to but excluding July 15, 2027.

“Non-Consent to Supplemental Indenture Form”: The meaning specified in Section 8.4.

“Non-Consenting Holder”: Any Holder that has (a) delivered (via its DTC custodian or for any Certificated Notes, on behalf of itself) a properly completed and executed Non-Consent to Supplemental Indenture Form pursuant to Section 8.4 within the applicable Investor Consent Period (or with respect to a standing instruction under Section 8.4(c) and the first proviso to the first sentence of Section 8.4(a) on or after the Closing Date) in which such Holder indicates it does not consent to any such proposed supplemental indenture under Section 8.2, or (b) provided in writing that it does not consent to a proposed supplemental indenture within the applicable Investor Consent Period.

“Non-Consenting Holder Confirmation”: The meaning specified in Section 8.4(g).

“Non-Consenting Holder Liquidity Offering Event”: An event that shall occur, at the sole direction of the Issuer (or the Collateral Manager on its behalf), if, in connection with an amendment or supplemental indenture pursuant to Section 8.2, the Issuer (or the Collateral Manager on its behalf) requires any Non-Consenting Holder to sell their Notes to one or more transferees (which transferees may be identified by the Collateral Manager on behalf of the Issuer) at a price equal to, with respect to the Secured Notes, the applicable Redemption Price.

“Non-Consenting Holder Register”: The meaning specified in Section 8.4(e).

“Non-Consenting Holder Registrar”: The meaning specified in Section 8.4(e).

“Non-Consenting Holder Registrar Certificate”: The meaning specified in Section 8.4(f).

“Non-Electing Holder”: The meaning specified in Section 9.7(b).

“Non-Emerging Market Obligor”: An Obligor that is Domiciled in (x) any country that has a country ceiling for foreign currency bonds of at least “Aa2” by Moody’s or (y) without duplication, the United States.

“Non-Permitted ERISA Holder”: The meaning specified in Section 2.11(d).

“Non-Permitted Holder”: The meaning specified in Section 2.11(b).

“Non-Recourse Obligation”: An obligation that falls into any one of the following types of specialized lending, except any obligation that is assigned both a CFR by Moody’s and a rating by S&P pursuant to clause (i)(a) of the definition of S&P Rating:

(1) Project finance: a method of funding in which the lender looks primarily to the revenues generated by a single project, both as the source of repayment and as security for the exposure. Repayment depends primarily on the project’s cash flow and on the collateral value of the project’s assets, such as power plants, chemical processing plants, mines, transportation infrastructure, environment, and telecommunications infrastructure.

(2) Object finance: a method of funding the acquisition of physical assets (e.g., ships, aircraft, satellites, railcars, and fleetings) where the repayment of the exposure is dependent on the cash flows generated by the specific assets that have been financed and pledged or assigned to the lender. A primary source of these cash flows might be rental or lease contracts with one or several third parties.

(3) Commodities finance: a structured short-term lending to finance reserves, inventories, or receivables of exchange-traded commodities (e.g., crude oil, metals, or crops), where the exposure will be repaid from the proceeds of the sale of the commodity and the borrower has no independent capacity to repay the exposure. This is the case when the borrower has no other activities and no other material assets on its balance sheet.

(4) Income-producing real estate: a method of providing funding to real estate (such as, office buildings to let, retail space, multifamily residential buildings, industrial or warehouse space, and hotels) where the prospects for repayment and recovery on the exposure depend primarily on the cash flows generated by the asset. The primary source of these cash flows would generally be lease or rental payments or the sale of the asset.

(5) High-volatility commercial real estate: a financing any of the land acquisition, development and construction phases for properties of those types in such jurisdictions, where the source of repayment at origination of the exposure is either the future uncertain sale of property or cash flows whose source of repayment is substantially uncertain (e.g. the property has not yet been leased to the occupancy rate prevailing in that geographic market for that type of commercial real estate).

Notwithstanding the foregoing, an obligation that falls into any one of the foregoing types of specialized lending obligation shall not constitute a Non-Recourse Obligation if it (i) is acquired by the Issuer on or prior to the Closing Date pursuant to the Master Participation Agreements and (ii) is assigned both a CFR by Moody’s and a rating by S&P pursuant to clause (i)(a) of the definition of S&P Rating.

“Normalizing Factor”: The meaning set forth in Schedule 6 hereto.

“Note Interest Amount”: With respect to any Class of Secured Notes and any Payment Date, the amount of interest for the related Interest Accrual Period payable in respect of each U.S.$100,000 Outstanding principal amount of such Class of Secured Notes.

“Note Payment Sequence”: The application, in accordance with the Priority of Payments, of Interest Proceeds or Principal Proceeds, as applicable, in the following order:

(i) to the payment of accrued and unpaid interest (including any defaulted interest and interest thereon) on the Class A-1 Notes until such amount has been paid in full;

(ii) to the payment of principal of the Class A-1 Notes until the Class A-1 Notes have been paid in full;

(iii) to the payment of accrued and unpaid interest (including any defaulted interest and interest thereon) on the Class A-2 Notes, until such amount has been paid in full;

(iv) to the payment of principal of the Class A-2 Notes until the Class A-2 Notes have been paid in full;

(v) (1) first, to the payment of any accrued and unpaid interest (excluding Deferred Interest but including interest on Deferred Interest) on the Class B Notes and (2) second, to the payment of any Deferred Interest on the Class B Notes, in each case, until such amounts have been paid in full;

(vi) to the payment of principal of the Class B Notes until the Class B Notes have been paid in full;

(vii) (1) first, to the payment of any accrued and unpaid interest (excluding Deferred Interest but including interest on Deferred Interest) on the Class C Notes and (2) second, to the payment of any Deferred Interest on the Class C Notes, in each case, until such amounts have been paid in full;

(viii) to the payment of principal of the Class C Notes until the Class C Notes have been paid in full.

“Noteholder”: With respect to any Note, the Person whose name appears on the Register as the registered holder of such Note.

“Notes”: The Secured Notes and the Subordinated Notes authorized by, and authenticated and delivered under, this Indenture (as specified in Section 2.3) including, for the avoidance of doubt, any notes issued pursuant to Section 2.13.

“Notice of Contribution”: The written notice delivered by a Notifying Contributor in connection with each proposed Contribution or a beneficial owner of Subordinated Notes that elects to participate in a Contribution, as applicable, in accordance with Section 11.1(h), in each case in the form of Exhibit E-1 hereto, which shall contain the following information: (i) information evidencing such Person’s beneficial ownership of Notes, if applicable, (ii) the amount of such proposed Contribution or participation in such proposed Contribution, as applicable, (iii) such Person’s contact information, (iv) solely in the case of the Notifying Contributor, the rate of return applicable to such proposed Contribution and (v) payment instructions for the payment of the related Contribution Repayment Amount (together with any information reasonably requested by the Trustee or the Paying Agent).

“Notifying Contributor”: The meaning specified in Section 11.1(h).

“Obligor”: The issuer of a Senior Secured Bond or a Senior Secured Note, the obligor of a Loan or Senior Secured Note, or guarantor under a Loan.

“Offer”: The meaning specified in Section 10.6(c).

“Offering”: The offering of any Notes pursuant to the relevant Offering Memorandum.

“Offering Memorandum”: The offering memorandum relating to the offer and sale of the Notes dated July 31, 2025, including any supplements thereto.

“Officer”: With respect to the Issuer any limited liability company, any managing member or manager thereof or any person to whom the rights and powers of management thereof are delegated in accordance with the limited liability company agreement of such limited liability company.

“Offset Funding”: The meaning specified in Section 2.13(d).

“offshore transaction”: The meaning specified in Regulation S.

“Operational Arrangements”: The meaning specified in Section 9.7.

“Opinion of Counsel”: A written opinion addressed to the Trustee and, if required by the terms hereof, each Rating Agency (or upon which such Rating Agency is permitted to rely), in form and substance reasonably satisfactory to the Trustee (and, if so addressed, each Rating Agency), of an attorney admitted to practice, or a nationally or internationally recognized and reputable law firm one or more of the partners of which are admitted to practice, before the highest court of any State of the United States or the State of Delaware, which attorney or law firm, as the case may be, may, except as otherwise expressly provided in this Indenture, be counsel for the Issuer and which attorney or law firm, as the case may be, shall be reasonably satisfactory to the Trustee. Whenever an Opinion of Counsel is required hereunder, such Opinion of Counsel may rely on opinions of other counsel who are so admitted and so satisfactory, which opinions of other counsel shall accompany such Opinion of Counsel and shall be addressed to the Trustee (and, if required by the terms hereof, each Rating Agency) or shall state that the Trustee (and, if required by the terms hereof, each Rating Agency) shall be entitled to rely thereon.

“Optional Redemption”: A redemption of the Notes in accordance with Section 9.2.

“Other Plan Law”: Any state, local, other federal or non-U.S. laws or regulations that are substantially similar to the prohibited transaction provisions of Section 406 of ERISA or Section 4975 of the Code.

“Outstanding”: With respect to any Notes or the Notes of any specified Class, as of any date of determination, all of the Notes or all of the Notes of such Class, as the case may be, theretofore authenticated and delivered under this Indenture, except:

(i) Notes theretofore canceled by the Registrar or delivered to the Registrar for cancellation in accordance with the terms of Section 2.9;

(ii) Notes or portions thereof for whose payment or redemption funds in the necessary amount have been theretofore irrevocably deposited with the Trustee or any Paying Agent in trust for the Holders of such Notes pursuant to Section 4.1(a)(i)(2); provided that, if such Notes or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

(iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, unless proof satisfactory to the Trustee is presented that any such Notes are held by a “protected purchaser” (within the meaning of Section 8-303 of the UCC); and

(iv) Notes alleged to have been mutilated, destroyed, lost or stolen for which replacement Notes have been issued as provided in Section 2.6;

provided that, in determining whether the Holders of the requisite Aggregate Outstanding Amount have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (a) (x) Notes owned by the Issuer will be disregarded and deemed not to be Outstanding and (y) (only in the case of a vote on (i) the removal of the Collateral Manager for “cause” and (ii) the waiver of any event constituting “cause”) Collateral Manager Securities will be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Bank Officer of the Trustee actually knows to be so owned shall be so disregarded; provided that, for purposes of this sentence, email notice from the Collateral Manager to a Bank Officer of the Trustee regarding such ownership shall constitute actual knowledge and (b) Notes so owned that have been pledged in good faith shall be regarded as Outstanding if the pledgee establishes to the reasonable satisfaction of the Trustee the pledgee’s right so to act with respect to such Notes and that the pledgee is not one of the Persons specified above.

“Overcollateralization Ratio”: With respect to any specified Class or Classes of Secured Notes as of any date of determination, the percentage derived from: (i) the Adjusted Collateral Principal Amount on such date divided by (ii) the sum of (A) the Aggregate Outstanding Amount on such date of the Secured Notes of such Class or Classes and each Priority Class of Secured Notes plus (B) the aggregate outstanding and unpaid Deferred Interest (if any) with respect to such Class or Classes and each Priority Class of Secured Notes. For this purpose, (i) the Class A-1 and the Class A-2 Notes will be treated as one Class.

“Overcollateralization Ratio Test”: A test that is satisfied with respect to any designated Class or Classes of Secured Notes as of any date of determination on which such test is applicable if (i) the Overcollateralization Ratio for such Class or Classes on such date is at least equal to the Required Overcollateralization Ratio for such Class or Classes or (ii) such Class or Classes of Secured Notes is no longer Outstanding.

“Pari Passu Class”: With respect to any specified Class of Notes, each Class of Notes, if any, that ranks pari passu with such Class, as indicated in Section 2.3. For the avoidance of doubt, except as otherwise expressly set forth herein, Pari Passu Classes shall be considered separate Classes for all purposes hereunder.

“Partial Deferrable Obligation”: Any Collateral Obligation with respect to which under the related Underlying Instruments (i) a portion of the interest due thereon is required to be paid in cash on each payment date therefor and is not permitted to be deferred or capitalized (which portion will at least be equal to the applicable index with respect to which interest on such Collateral Obligation is calculated (or, in the case of a fixed rate Collateral Obligation, at least equal to the forward swap rate for a designated maturity equal to the scheduled maturity of such Collateral Obligation)) and (ii) the issuer thereof or Obligor thereon may defer or capitalize the remaining portion of the interest due thereon; provided, however, that a restructured Collateral Obligation or a new Collateral Obligation, in each case, received in connection with an insolvency, bankruptcy, reorganization, debt restructuring or workout of the obligor thereof that, after such restructuring or receipt thereof (as applicable), either (i) permits the deferral of all interest or (ii) has a current cash pay interest rate lower than required by clause (i) or (ii) of this definition may be deemed a Partial Deferrable Obligation by the Collateral Manager in its sole discretion.

“Partial Redemption Date”: Any Business Day on which a Refinancing in part by Class occurs.

“Partial Redemption Interest Proceeds”: In connection with a Refinancing of the Secured Notes in part by Class on a Partial Redemption Date that is not a Payment Date, Interest Proceeds in an amount equal to the sum of (a) the lesser of (i) the amount of accrued interest on the Classes being refinanced and (ii) the amount the Collateral Manager reasonably determines would have been available for distribution under the Priority of Payments for the payment of accrued interest on the Classes being refinanced on the next subsequent Payment Date if such Notes had not been refinanced plus (b) the amount the Collateral Manager reasonably determines would have been available for distribution under the Priority of Payments for the payment of Administrative Expenses on the next subsequent Payment Date.

“Partial Redemption Priority of Payments”: The meaning specified in Section 11.1(a)(iv).

“Participation Interest”: A participation interest in a Loan originated by a bank or financial institution that, at the time of acquisition, or the Issuer’s commitment to acquire the same, satisfies each of the following criteria: (i) such participation would constitute a Collateral Obligation were it acquired directly, (ii) the Selling Institution is a lender on the loan, (iii) the aggregate participation in the loan granted by such Selling Institution to any one or more participants does not exceed the principal amount or commitment with respect to which the Selling Institution is a lender under such loan, (iv) such participation does not grant, in the aggregate, to the participant in such participation a greater interest than the Selling Institution holds in the loan or commitment that is the subject of the participation, (v) the entire purchase price for such participation is paid in full (without the benefit of financing from the Selling Institution or its Affiliates) at the time of the Issuer’s acquisition (or, to the extent of a participation in the unfunded commitment under a Revolving Collateral Obligation or Delayed Drawdown Collateral Obligation, at the time of the funding of such loan), (vi) the participation provides the participant all of the economic benefit and risk of the whole or part of the loan or commitment that is the subject of the loan participation and (vii) such participation is documented under a Loan Syndications and Trading Association, Loan Market Association or similar agreement standard for loan participation transactions among institutional market participants. For the avoidance of doubt, a Participation Interest shall not include a sub-participation interest in any loan.

“Partner”: Any Person that is a holder or beneficial owner of a Subordinated Note (or an interest therein) or that is otherwise a “partner” in the Issuer within the meaning of the Code.

“Partnership Representative”: The meaning specified in Section 7.17(g).

“Partnership Tax Audit Rules”: The meaning specified in Section 7.17(h).

“Paying Agent”: Any Person authorized by the Issuer to pay the principal of or interest on any Notes on behalf of the Issuer as specified in Section 7.2.

“Payment Account”: The payment account established pursuant to Section 10.3(a).

“Payment Date”: The 15th day of January, April, July and October of each year (or, if such day is not a Business Day, the next succeeding Business Day), commencing in January 2026 and any Redemption Date (other than a Partial Redemption Date or a Re-Pricing Date that occurs on a Business Day that is not otherwise a Payment Date), except that at any time that there are no Secured Notes Outstanding, Payment Dates shall be on such dates as determined by the Collateral Manager in its sole discretion (with five (5) Business Days prior notice to the Trustee).

“PBGC”: The United States Pension Benefit Guaranty Corporation.

“Permitted RIC Distribution”: Distributions to ADS to the extent (when added to any other distributions received by ADS on the Subordinated Notes) required to allow ADS to make sufficient distributions to qualify as a regulated investment company within the meaning of Section 851 of the Code and to otherwise eliminate federal or state income or excise taxes payable by ADS in or with respect to any taxable year of ADS (or any calendar year, as relevant); provided that (A) the amount of any such payments made in or with respect to any such taxable year (or calendar year, as relevant) of ADS (when added to any other distributions received by ADS on the Subordinated Notes) shall not exceed 102% of the amounts that the Issuer would have been required to distribute to ADS to: (i) allow the Issuer to satisfy the minimum distribution requirements that would be imposed by Section 852(a) of the Code (or any successor thereto) to maintain its eligibility to be taxed as a regulated investment company for any such taxable year, (ii) reduce to zero for any such taxable year the Issuer’s liability for federal income taxes imposed on (x) its investment company taxable income pursuant to Section 852(b)(1) of the Code (or any successor thereto) or (y) its net capital gain pursuant to Section 852(b)(3) of the Code (or any successor thereto), and (iii) reduce to zero the Issuer’s liability for federal excise taxes for any such calendar year imposed pursuant to Section 4982 of the Code (or any successor thereto), in the case of each of (i), (ii) or (iii), calculated assuming that the Issuer had qualified to be taxed as a “regulated investment company” under the Code and (B) amounts may be distributed pursuant to this definition only from Interest Proceeds to the extent available in the Collection Account and only so long as (v) all Coverage Tests are satisfied immediately prior to and immediately after giving effect to such Permitted RIC Distribution, (w) the Issuer reasonably expects all Coverage Tests to be satisfied on the immediately succeeding Payment Date, after giving effect to such Permitted RIC Distribution, (y) after giving effect on a pro forma basis to the application of Interest Proceeds to the payment of Permitted RIC Distributions and taking into account scheduled distributions that are expected to be received prior to the next Payment Date, sufficient Interest Proceeds will be available on the next Payment Date to pay in full all amounts due on all Classes of Secured Notes pursuant to Section 11.1(a)(i), (y) the Collateral Manager gives at least one (1) Business Day’s prior written notice thereof to the Trustee and the Collateral Administrator and (z) the Issuer and the Collateral Manager confirm in writing (which may be by email) to the Trustee and the Collateral Administrator that the conditions to a Permitted RIC Distribution set forth herein are satisfied.

“Permitted Liens”: With respect to the Assets: (i) security interests, liens and other encumbrances created pursuant to the Transaction Documents, (ii) security interests, liens and other encumbrances in favor of the Trustee created pursuant to this Indenture and (iii) security interests, liens and other encumbrances, if any, which have priority over first priority perfected security interests in the Collateral Obligations or any portion thereof under the UCC or any other applicable law.

“Permitted Non-Loan Asset”: A Senior Secured Bond, High Yield Bond, and/or Senior Secured Note.

“Permitted Offer”: An Offer (i) pursuant to the terms of which the offeror offers to acquire a debt obligation (including a Collateral Obligation) in exchange for consideration consisting of (x) Cash in an amount equal to or greater than the full face amount of the debt obligation being exchanged plus any accrued and unpaid interest or (y) other debt obligations that rank pari passu or senior to the debt obligation being exchanged which have a face amount equal to or greater than the full face amount of the debt obligation being exchanged and are eligible to be Collateral Obligations plus any accrued and unpaid interest in Cash and (ii) as to which the Collateral Manager has determined in its reasonable commercial judgment that the offeror has sufficient access to financing to consummate the Offer.

“Permitted Use”: With respect to any amount on deposit in the Supplemental Reserve Account or any Contribution, any of the following uses: (i) the transfer of the applicable portion of such amount to the Interest Collection Subaccount for application as Interest Proceeds; (ii) the transfer of the applicable portion of such amount to the Principal Collection Subaccount for application as Principal Proceeds; (iii) the transfer of the applicable portion of such amount to pay any costs or expenses associated with a Refinancing, a Re-Pricing, an additional issuance of Notes or an amendment; (iv) the repurchase of Secured Notes of any Class through a tender offer, in the open market, or in privately negotiated transaction(s) in each case, subject to applicable law and in accordance with Section 2.9(b); (v) solely with respect to the proceeds of any Additional Junior Securities issued pursuant to Section 2.13, the distribution of such amount directly to the Holders of the Subordinated Notes on the date of the issuance of such Additional Junior Securities (or such later date selected by the Collateral Manager and consented to by a Majority of the Subordinated Notes) (any such distribution, an “Additional Issuance Payment”); and (vi) the transfer of the applicable portion of such amount to pay any costs or expenses associated with an Exchange Transaction.

“Person”: An individual, corporation (including a business trust), partnership, limited liability company, joint venture, association, joint stock company, statutory trust, trust (including any beneficiary thereof), unincorporated association or government or any agency or political subdivision thereof.

“Portfolio Company”: Any company that is controlled by the Collateral Manager, an Affiliate thereof, or an account, fund, client or portfolio established and controlled by the Collateral Manager or an Affiliate thereof (it being understood that, for the avoidance of doubt, from and after the Closing Date, Apollo Credit shall be deemed to be an Affiliate of the Collateral Manager solely for the purposes of this definition for so long as Apollo Credit or any of its Affiliates acts as investment manager to the Collateral Manager).

“Post-Reinvestment Collateral Obligation”: After the end of the Reinvestment Period, (i) a Collateral Obligation which has prepaid, whether by tender, redemption prior to the stated maturity thereof, exchange or other prepayment or (ii) any Credit Risk Obligation which is sold by the Issuer.

“Post-Reinvestment Principal Proceeds”: Principal Proceeds received from Post-Reinvestment Collateral Obligations.

“Principal Balance”: Subject to Section 1.3, with respect to (a) any Asset other than a Revolving Collateral Obligation, Delayed Drawdown Collateral Obligation or Swapped Non-Discount Obligation, as of any date of determination, the outstanding principal amount of such Asset (excluding any capitalized interest), (b) any Revolving Collateral Obligation or Delayed Drawdown Collateral Obligation, as of any date of determination, the outstanding principal amount of such Revolving Collateral Obligation or Delayed Drawdown Collateral Obligation (excluding any capitalized interest), plus (except as expressly set forth in this Indenture) any undrawn commitments that have not been irrevocably reduced or withdrawn with respect to such Revolving Collateral Obligation or Delayed Drawdown Collateral Obligation and (c) any Swapped Non-Discount Obligation, as of any date of determination, the outstanding principal amount of such Swapped Non-Discount Obligation multiplied by 1.00 minus the greater of (x) zero and (y) the difference of (i) the sale price of the Sold Collateral Obligation (expressed as percentage of par) minus (ii) the purchase price of such Swapped Non-Discount Obligation (expressed as a percentage of par); provided that, for all purposes, the Principal Balance of (1) any Equity Security or interest only strip shall be deemed to be zero and (2) any Defaulted Obligation that is not sold or terminated within three years after the date on which such obligation becomes a Defaulted Obligation shall be deemed to be zero.

“Principal Collection Subaccount”: The meaning specified in Section 10.2(a).

“Principal Financed Accrued Interest”: With respect to (i) the Collateral Obligations owned or purchased by the Issuer on or prior to the Closing Date, an amount of Interest Proceeds directed by the Collateral Manager to be deposited directly into the Collection Account as Principal Proceeds up to an amount set forth in a written certificate of the Collateral Manager to be delivered to the Trustee on the Closing Date, (ii) any Collateral Obligation acquired by the Issuer in connection with the Closing Date, an amount of Interest Proceeds directed by the Collateral Manager to be deposited directly into the Collection Account as Principal Proceeds up to an amount set forth in a written certificate of the Collateral Manager to be delivered to the Trustee (with a copy to each of the Placement Agents) on the Closing Date and (iii) any other Collateral Obligation purchased after the Closing Date, the amount of Principal Proceeds, if any, applied towards the purchase of accrued interest on such Collateral Obligation.

“Principal Proceeds”: With respect to any Collection Period or Determination Date, all amounts received by the Issuer during the related Collection Period that do not constitute Interest Proceeds and any other amounts that have been designated as Principal Proceeds pursuant to the terms of this Indenture; provided that, Contributions deposited into the Supplemental Reserve Account shall not constitute Principal Proceeds until designated as such pursuant to Section 10.3(e). For the avoidance of doubt, Principal Proceeds shall not include any Excepted Property (but shall include the proceeds of any Margin Stock).

“Priority Class”: With respect to any specified Class of Notes, each Class of Notes that ranks senior to such Class, as indicated in Section 2.3.

“Priority of Payments”: The meaning specified in Section 11.1(a).

“Priority Termination Event”: The meaning specified in the relevant Hedge Agreement, which may include, without limitation, the occurrence of (i) the Issuer’s failure to make required payments or deliveries pursuant to a Hedge Agreement with respect to which the Issuer is the sole “Defaulting Party” (as defined in the relevant Hedge Agreement), (ii) the occurrence of certain events of bankruptcy, dissolution or insolvency with respect to the Issuer with respect to which the Issuer is the sole “Defaulting Party” (as defined in the relevant Hedge Agreement), (iii) the liquidation of the Assets due to an Event of Default under this Indenture or (iv) a change in law after the Closing Date which makes it unlawful for the Issuer to perform its obligations under a Hedge Agreement.

“Proceeding”: Any suit in equity, action at law or other judicial or administrative proceeding.

“Process Agent”: The meaning specified in Section 7.2.

“Proposed Portfolio”: The portfolio of Collateral Obligations and Eligible Investments resulting from the proposed purchase, sale, maturity or other disposition of a Collateral Obligation or a proposed reinvestment in an additional Collateral Obligation, as the case may be.

“Purchase and Placement Agreement”: The note purchase and placement agreement dated as of the Closing Date among the Issuer, the Initial Purchaser and the Co-Placement Agent in respect of the Notes (other than the Subordinated Notes).

“Purchased Defaulted Obligation”: The meaning specified in Section 12.2(b).

“QEF”: The meaning specified in Section 7.17(m).

“QIB/QP”: Any Person that, at the time of its acquisition, purported acquisition or proposed acquisition of Notes is both a Qualified Institutional Buyer and a Qualified Purchaser (or a corporation, partnership, limited liability company or other entity (other than a trust, except as otherwise agreed to by the Issuer), each shareholder, partner, member or other equity owner of which is a Qualified Purchaser).

“Qualified Broker/Dealer”: Any of Bank of America/Merrill Lynch; The Bank of Montreal; The Bank of New York Mellon; Barclays Bank plc; BNP Paribas Securities Corp.; Broadpoint Securities; Credit Agricole CIB; Citibank, N.A.; Credit Agricole S.A.; Canadian Imperial Bank of Commerce; Deutsche Bank AG; Dresdner Bank AG; Goldman Sachs & Co.; HSBC Bank; Imperial Capital LLC; J.P. Morgan Securities LLC; Lloyds TSB Bank; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mizuho Securities USA LLC; Morgan Stanley & Co.; Natixis; Northern Trust Company; Royal Bank of Canada; The Royal Bank of Scotland plc; Société Generale; The Toronto-Dominion Bank; UBS AG; U.S. Bank National Association; and Wells Fargo Bank, National Association.

“Qualified Institutional Buyer” or “QIB”: The meaning specified in Rule 144A under the Securities Act.

“Qualified Purchaser”: The meaning specified in Section 2(a)(51) of the Investment Company Act and Rule 2a51-1, 2a51-2 or 2a51-3 under the Investment Company Act.

“Ramp-Up Account”: The account established pursuant to Section 10.3(c).

“Rating Agency”: Each of Moody’s (for so long as any Class of Secured Notes is rated by Moody’s) and S&P (for so long as any Class of Secured Notes is rated by S&P).

“Re-Priced Class”: The meaning specified in Section 9.7(a).

“Re-Pricing”: The meaning specified in Section 9.7(a).

“Re-Pricing Date”: The meaning specified in Section 9.7(b).

“Re-Pricing Eligible Notes”: The Notes specified as “Re-Pricing Eligible” in Section 2.3.

“Re-Pricing Intermediary”: The meaning specified in Section 9.7(a).

“Re-Pricing, Mandatory Tender and Election to Retain Announcement”: The meaning specified in Section 9.7.

“Re-Pricing Proceeds”: Partial Redemption Interest Proceeds and the proceeds of Re-Pricing Replacement Notes.

“Re-Pricing Rate”: The meaning specified in Section 9.7(b).

“Re-Pricing Redemption”: In connection with a Re-Pricing, the redemption of the Notes of any Re-Priced Class held by Non-Electing Holders. For the avoidance of doubt, the Mandatory Tender and transfer of Notes held by Non-Electing Holders shall not constitute a Re-Pricing Redemption.

“Re-Pricing Replacement Notes”: Notes issued in connection with a Re-Pricing that have terms identical to the Re-Priced Class (after giving effect to the Re-Pricing).

“Record Date”: With respect to the Notes, the date 15 days prior to the applicable Payment Date or Interim Payment Date, as applicable.

“Recovery Par Value Test”: A test that is satisfied, with respect to any date of determination, if the Overcollateralization Ratio Test with respect to the Class C Notes is satisfied.

“Recovery Rate Modifier Matrix”: The meaning set forth in Schedule 6 hereto.

“Redemption Date”: Any Business Day specified for any redemption of Notes pursuant to Article IX.

“Redemption Price”: (a) For each Secured Note to be redeemed or re-priced (x) 100% of the Aggregate Outstanding Amount of such Secured Note, plus (y) accrued and unpaid interest thereon (including defaulted interest and interest thereon and, in the case of a Deferrable Note, Deferred Interest and interest on any accrued and unpaid Deferred Interest) to the Redemption Date or Re-Pricing Date, as applicable, and (b) for each Subordinated Note, its proportional share (based on the Aggregate Outstanding Amount of such Subordinated Note) of the amount of the proceeds of the Assets remaining after giving effect to the Optional Redemption or Tax

Redemption of the Secured Notes in whole or after all of the Secured Notes have been repaid in full and all expenses (including all Collateral Management Fees and Administrative Expenses) of the Issuer; provided that, in connection with any Tax Redemption or Optional Redemption of the Secured Notes, Holders of 100% of the Aggregate Outstanding Amount of any Class of Secured Notes may elect to receive less than 100% of the Redemption Price that would otherwise be payable to the Holders of such Class of Secured Notes.

“Refinancing”: The incurrence of a loan or an issuance of replacement securities, whose terms in each case will be negotiated by the Collateral Manager on behalf of the Issuer, from one or more financial institutions or purchasers to refinance the Notes in connection with an Optional Redemption.

“Refinancing Obligation”: Each loan or replacement security issued in connection with a Refinancing.

“Refinancing Proceeds”: The Cash proceeds from a Refinancing.

“Regional Diversity Measure”: As of any date of determination, the number obtained by dividing (a) 1 by (b) the sum of the squares of the quotients, for each S&P region classification (as determined by the Collateral Manager in accordance with S&P’s then-current ratings criteria), obtained by dividing (i) the Aggregate Principal Balance at such time of all Collateral Obligations (other than Defaulted Obligations) issued by Obligors that belong to such S&P region classification by (ii) the Aggregate Principal Balance at such time of all Collateral Obligations (other than Defaulted Obligations).

“Register” and “Registrar”: The respective meanings specified in Section 2.5(a).

“Registered”: In “registered form” for U.S. federal income tax purposes.

“Registered Investment Adviser”: A Person duly registered as an investment adviser in accordance with and pursuant to Section 203 of the Advisers Act and any wholly-owned subsidiary thereof.

“Regulation S”: Regulation S, as amended, under the Securities Act.

“Regulation S Global Notes”: The Regulation S Global Secured Notes.

“Regulation S Global Secured Note”: The meaning specified in Section 2.2(b)(i).

“Reinvestment Period”: The period from and including the Closing Date to and including the earliest of (i) the Payment Date in July 2030, (ii) the date of the acceleration of the Maturity of any Class of Secured Notes pursuant to Section 5.2, (iii) the Reinvestment Special Redemption Notice Date relating to the occurrence of a Reinvestment Special Redemption and (iv) the date that ADS or Apollo Credit (or any Affiliate of ADS or Apollo Credit) is removed as Collateral Manager pursuant to the terms of the Collateral Management Agreement.

“Reinvestment Special Redemption”: The meaning specified in Section 9.6.

“Reinvestment Special Redemption Notice Date”: The meaning specified in Section 9.6.

“Reinvestment Target Par Balance”: The result of (I) prior to the satisfaction of the Controlling Class Condition, the Target Initial Par Amount as reduced by any reduction in the Aggregate Outstanding Amount of the Notes and (II) following the satisfaction of the Controlling Class Condition, (a) the Target Initial Par Amount as reduced by any reduction in the Aggregate Outstanding Amount of the Notes minus (b) solely for the purposes of the definition of “Restricted Trading Period,” the Aggregate Risk Adjusted Par Amount.

“Relevant Governmental Body”: The Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“Repurchased Notes”: The meaning specified in Section 2.9(b).

“Required Hedge Counterparty Rating”: With respect to any Hedge Counterparty, the ratings threshold set by the criteria of each Rating Agency in effect at the time of execution of the related Hedge Agreement.

“Required Interest Coverage Ratio”: With respect to a specified Class or Classes of Secured Notes and the related Interest Coverage Ratio, as of any date of determination, the applicable percentage indicated below opposite such specified Class or Classes:

Class	Interest Coverage Ratio
A-1/A-2	120.00%
B	115.00%
C	110.00%

“Required Overcollateralization Ratio”: With respect to a specified Class or Classes of Secured Notes and the related Overcollateralization Ratio, as of any date of determination, the applicable percentage indicated below opposite such specified Class or Classes:

Class	Overcollateralization Ratio
A-1/A-2	141.50%
B	119.10%
C	110.30%

“Responsible Officer”: The meaning specified in Section 14.3(a)(iv).

“Restricted Trading Period”: The period during which (i) the Moody’s rating of the Class A-1 Notes is withdrawn (and not reinstated) or is one or more sub-categories below its Initial Target Rating, (ii) the S&P rating of the Class A-1 Notes or the Class A-1 Notes is withdrawn (and not reinstated) or is one or more sub-categories below its Initial Target Rating, (iii) prior to the satisfaction of the Controlling Class Condition, the S&P rating of the Class A-2 Notes, the Class B Notes or the Class C Notes is withdrawn (and not reinstated) or is two or more sub-categories below its Initial Target Rating or (iv) following satisfaction of the Controlling Class Condition, (x) the S&P rating of the Class A-2 Notes or the Class B Notes is withdrawn (and not reinstated) or is two or more sub-categories below its Initial Target Rating or (y) the S&P rating of the Class C Notes is withdrawn (and not reinstated) or is three or more sub-categories below its Initial Target Rating; provided that, such period will not be a Restricted Trading Period (a) if, after giving effect to any sale (and any related reinvestment) or purchase of the relevant Collateral Obligations, (x) the Adjusted Collateral Principal Amount (excluding the Collateral Obligation being sold but including any related reinvestment) will be at least equal to the Reinvestment Target Par Balance, (y) the Maximum Moody’s Rating Factor Test is satisfied and (z) each Coverage Test is satisfied or (b) upon the direction of the Issuer with the consent of a Majority of the Controlling Class; provided, further, that no Restricted Trading Period shall restrict any purchase of a Collateral Obligation entered into by the Issuer at a time when a Restricted Trading Period is not in effect, regardless of whether such purchase has settled. Any rating of a Class of Secured Notes withdrawn as a result of the repayment in full of such Class shall not be considered to be withdrawn for the purposes of this definition.

“Resolutions”: With respect to the Issuer, a resolution or written consent of the designated manager of the Issuer.

“Revolver Funding Account”: The account established pursuant to Section 10.3(h).

“Revolving Collateral Obligation”: Any Collateral Obligation (other than a Delayed Drawdown Collateral Obligation) that is a loan (including, without limitation, revolving loans, including funded and unfunded portions of revolving credit lines, unfunded commitments under specific facilities and other similar loans and investments) that by its terms may require one or more future advances to be made to the borrower by the Issuer; provided that, any such Collateral Obligation will be a Revolving Collateral Obligation only until all commitments to make advances to the borrower expire or are terminated or irrevocably reduced to zero.

“Risk Retention Issuance”: The meaning specified in Section 2.13(e).

“Rule 144A”: Rule 144A, as amended, under the Securities Act.

“Rule 144A Global Notes”: The Rule 144A Global Secured Notes and the Rule 144A Global Subordinated Notes.

“Rule 144A Global Secured Notes”: The meaning specified in Section 2.2(b)(ii).

“Rule 144A Global Subordinated Note”: The meaning specified in Section 2.2(b)(ii).

“Rule 144A Information”: The meaning specified in Section 7.15.

“Rule 17g-5”: The meaning specified in Section 7.20(a).

“S&P”: S&P Global Ratings, an S&P Global business, and any successor or successors thereto.

“S&P Additional Current Pay Criteria”: Criteria satisfied with respect to any Collateral Obligation (other than a DIP Collateral Obligation) if either (i) the issuer of such Collateral Obligation has made an S&P Distressed Exchange Offer and the Collateral Obligation is already held by the Issuer and is subject to the S&P Distressed Exchange Offer and ranks equal to or higher in priority than the obligation subject to the S&P Distressed Exchange Offer, or (ii) such Collateral Obligation has a Market Value of at least 80% of its par value (Market Value being determined, solely for purposes of this clause (ii), without taking into consideration clause (iii) of the definition of the term “Market Value”).

“S&P CDO Formula Election Date”: The date designated by the Collateral Manager upon at least five Business Days’ prior written notice to S&P, the Trustee and the Collateral Administrator as the date on which the Issuer will cease to utilize the S&P CDO Monitor in determining compliance with the S&P CDO Monitor Test; provided that an S&P CDO Formula Election Date may only occur once.

“S&P CDO Formula Election Period”: Any date on and after an S&P CDO Formula Election Date.

“S&P CDO Monitor”: The dynamic, analytical computer model developed by S&P used to calculate the default frequency in terms of the amount of debt assumed to default as a percentage of the original principal amount of the Collateral Obligations consistent with a specified benchmark rating level based upon certain assumptions (including the applicable Weighted Average S&P Recovery Rate) and S&P’s proprietary corporate default studies, as may be amended by S&P from time to time upon notice to the Issuer, the Trustee, the Collateral Manager and the Collateral Administrator. The model is available at https://platform.ratings360.spglobal.com. Each S&P CDO Monitor will be chosen by the Collateral Manager and associated with either (x) a Weighted Average S&P Recovery Rate and a Weighted Average Floating Spread from Section 2 of Schedule 4 or (y) a Weighted Average S&P Recovery Rate and a Weighted Average Floating Spread confirmed by S&P; provided that as of any Measurement Date the Weighted Average S&P Recovery Rate for the Highest Ranking Class equals or exceeds the Weighted Average S&P Recovery Rate for such Class chosen by the Collateral Manager and the Weighted Average Floating Spread equals or exceeds the Weighted Average Floating Spread chosen by the Collateral Manager.

“S&P CDO Monitor Benchmarks”: The S&P Weighted Average Rating Factor, the Default Rate Dispersion, the Obligor Diversity Measure, the Industry Diversity Measure, the Regional Diversity Measure and the S&P Weighted Average Life.

“S&P CDO Monitor Election Date”: The meaning specified in Section 7.18(a).

“S&P CDO Monitor Election Period”: Any date on and after an S&P CDO Monitor Election Date so long as no S&P CDO Formula Election Date has occurred since such S&P CDO Monitor Election Date.

“S&P CDO Monitor Test”: A test that will be satisfied on any Measurement Date (and, during any S&P CDO Monitor Election Period, following receipt by the Collateral Manager of the Class Break-even Default Rates for each S&P CDO Monitor input file (in accordance with the definition of “Class Break-even Default Rate”)) if, after giving effect to the sale of a Collateral Obligation or the purchase of a Collateral Obligation, the Class Default Differential of the Proposed Portfolio with respect to the Highest Ranking Class is positive. The S&P CDO Monitor Test will be considered to be improved if the Class Default Differential of the Proposed Portfolio with respect to the Highest Ranking Class is greater than the corresponding Class Default Differential of the Current Portfolio. During an S&P CDO Monitor Formula Election Period, in connection with the Effective Date, the S&P Effective Date Adjustments will apply.

“S&P Collateral Value”: With respect to any Defaulted Obligation or Deferring Obligation, the lesser of (i) the S&P Recovery Amount of such Defaulted Obligation or Deferring Obligation, as of the relevant Measurement Date and (ii) the Market Value of such Defaulted Obligation or Deferring Obligation as of the relevant Measurement Date.

“S&P Effective Date Adjustments” means, in connection with determining whether the S&P CDO Monitor Test is satisfied in connection with the Effective Date if an S&P CDO Monitor Formula Election Date has occurred, the following adjustments will apply: (i) in calculating the Weighted Average Floating Spread, the Aggregate Funded Spread will be calculated by assuming that any Benchmark Floor Obligation bears interest at a rate equal to the stated interest rate spread over the Benchmark for such Benchmark Floor Obligation and (ii) in calculating the Adjusted Class Break-even Default Rate, the Collateral Principal Amount will exclude Principal Proceeds on deposit in the Principal Collection Subaccount and the Ramp-Up Account that are permitted to be designated as Interest Proceeds prior to the second Payment Date.

“S&P Effective Date Condition”: A condition satisfied in connection with the Effective Date if the Collateral Manager on behalf of the Issuer certifies to S&P that (a) the Effective Date Requirements have been satisfied, (b) the S&P CDO Monitor Test is satisfied, (c) the Effective Date Accountants’ Report delivered to the Trustee in connection with the Effective Date does not indicate a failure of any of the Specified Tested Items, and (e) the Issuer or the Collateral Administrator on behalf of the Issuer has provided to S&P the Effective Date Report.

“S&P Distressed Exchange Offer”: An offer by the issuer of a Collateral Obligation to exchange one or more of its outstanding debt obligations for a different debt obligation or to repurchase one or more of its outstanding debt obligations for cash, or any combination thereof; provided that, an offer by such issuer to exchange unregistered debt obligations for registered debt obligations shall not be considered an S&P Distressed Exchange Offer.

“S&P Industry Classification”: The S&P industry classifications set forth in Schedule 3 hereto, and such industry classifications shall be updated at the option of the Collateral Manager (which may be via email) if S&P publishes revised industry classifications.

“S&P Issue Rating”: With respect to a Collateral Obligation that (i) is publicly rated by S&P, such public rating or (ii) is not publicly rated by S&P, the applicable S&P Rating.

“S&P Rating”: With respect to any Collateral Obligation, the rating determined pursuant to Schedule 5 hereto (or such other schedule provided by S&P to the Issuer, the Trustee, the Collateral Administrator and the Collateral Manager).

“S&P Rating”: With respect to any Collateral Obligation, the rating determined pursuant to Schedule 4 hereto (or such other schedule provided by S&P to the Issuer, the Trustee, the Collateral Administrator and the Collateral Manager).

“S&P Rating Condition”: With respect to any action taken or to be taken by or on behalf of the Issuer, a condition that is satisfied if S&P has confirmed in writing (including by means of electronic message, facsimile transmission, press release or posting to its internet website) to the Issuer, the Trustee, the Collateral Administrator and the Collateral Manager (unless in the form of a press release or posted to its internet website that does not require the Issuer and the Trustee to be identified as addressees) that no immediate withdrawal or reduction with respect to its then-current rating by S&P of any Class of Notes will occur as a result of such action; provided that the S&P Rating Condition will be deemed to be satisfied if no Class of Notes then Outstanding is rated by S&P; provided further that such rating condition shall be deemed inapplicable with respect to such event or circumstance if (i) S&P has given notice to the effect that it will no longer review events or circumstances of the type requiring satisfaction of the S&P Rating Condition for purposes of evaluating whether to confirm the then-current ratings (or initial ratings) of obligations rated by S&P; or (ii) S&P has communicated to the Issuer, the Collateral Manager or the Trustee (or their counsel) that it will not review such event or circumstance for purposes of evaluating whether to confirm the then-current ratings (or Initial Ratings) of the Notes then rated by S&P.

“S&P Rating Factor”: With respect to any Collateral Obligation, the number set forth in the table below for the S&P Rating of such Collateral Obligation (or such other tables provided by S&P to the Issuer, the Trustee, the Collateral Administrator and the Collateral Manager).

S&P Rating	S&P Rating Factor	S&P Rating	S&P Rating Factor
AAA	13.51	BB+	784.92
AA+	26.75	BB	1233.63
AA	46.36	BB-	1565.44
AA-	63.90	B+	1982.00
A+	99.50	B	2859.50
A	146.35	B-	3610.11
A-	199.83	CCC+	4641.40
BBB+	271.01	CCC	5293.00
BBB	361.17	CCC-	5751.10
BBB-	540.42	CC, D or SD	10000.00

“S&P Recovery Amount”: With respect to any Collateral Obligation, an amount equal to: (a) the applicable S&P Recovery Rate multiplied by (b) the Principal Balance of such Collateral Obligation.

“S&P Recovery Rate”: With respect to a Collateral Obligation, the recovery rate set forth in Section 1 of Schedule 4 using the initial rating of the Highest Ranking Class at the time of determination.

“S&P Recovery Rating”: With respect to a Collateral Obligation for which an S&P Recovery Rate is being determined, the “Recovery Rating” assigned by S&P to such Collateral Obligation based upon the tables set forth in Schedule 4 hereto.

“S&P Weighted Average Life”: As of any date of determination with respect to all Collateral Obligations other than Defaulted Obligations, the number of years following such date obtained by dividing (a) the sum of the products of (i) the number of years (rounded to the nearest one-hundredth thereof) from such date of determination to the stated maturity of each such Collateral Obligation multiplied by (ii) the Principal Balance of such Collateral Obligation by (b) the Aggregate Principal Balance at such time of all Collateral Obligations other than Defaulted Obligations.

“S&P Weighted Average Rating Factor”: The number determined by (a) summing the products of (i) the Principal Balance of each Collateral Obligation (excluding Defaulted Obligations and Equity Securities) multiplied by (ii) the S&P Rating Factor of such Collateral Obligation; and (b) dividing such sum by the Principal Balance of all such Collateral Obligations.

“Sale”: The meaning specified in Section 5.17.

“Sale Proceeds”: All proceeds (excluding accrued interest, if any) received with respect to Assets as a result of sales of such Assets in accordance with Article XII and the termination of any Hedge Agreement in each case, net of any reasonable expenses incurred by the Collateral Manager and net of any amounts due and payable by the Issuer to the related Hedge Counterparty in connection with such termination, the Collateral Administrator or the Trustee (other than amounts payable as Administrative Expenses) in connection with such sales. Sale Proceeds will include Principal Financed Accrued Interest received in respect of such sale. For the avoidance of doubt, and without duplication, Sale Proceeds shall include an amount (not less than zero) equal to (x) amounts on deposit in the Principal Collection Subaccount plus (y) amounts (if any) expected to be received in connection with the sales of obligations the Issuer has committed to sell but have not settled minus (z) amounts (if any) expected to be necessary to fund obligations the Issuer has committed to purchase but have not settled.

“Scheduled Distribution”: With respect to any Asset, for each Due Date, the scheduled payment of principal and/or interest due on such Due Date with respect to such Asset, determined in accordance with the assumptions specified in Section 1.3.

“Second Lien Loan”: Any First-Lien Last-Out Loan or any assignment of or Participation Interest in or other interest in a Loan (other than a Senior Secured Loan) that (i) is not (and that by its terms is not permitted to become) subordinate in right of payment to any other obligation of the Obligor of the loan other than a Senior Secured Loan with respect to the liquidation of such Obligor or the collateral for such loan and (ii) is secured by a valid second priority perfected security interest or lien in, to or on specified collateral securing the Obligor’s obligations under the loan, the value of which is adequate (in the commercially reasonable judgment of the Collateral Manager) to repay the loan in accordance with its terms and to repay all other loans of equal or higher seniority secured by a lien or security interest in the same collateral, which security interest or lien is not subordinate to the security interest or lien securing any other debt for borrowed money other than a Senior Secured Loan on such specified collateral.

“Section 13 Banking Entity”: An entity that, as of the relevant record date established by the Issuer in connection with a supplemental indenture, (i) is defined as a “banking entity” under the Volcker Rule regulations (Section __.2(c)), (ii) provides written certification that it is a “banking entity” under the Volcker Rule as of such record date to the Issuer and the Trustee, and (iii) certifies in writing the Class or Classes of Notes held or beneficially owned by such entity and identifies the name of the holder on the Register as of such record date and the Aggregate Outstanding Amount thereof (on which certification the Issuer, the Collateral Manager and the Trustee may rely). Any holder that does not provide such certification in connection with a supplemental indenture will be deemed for purposes of such supplemental indenture not to be a Section 13 Banking Entity. If no entity provides such certification, then no Section 13 Banking Entities will be deemed to exist for purposes of any required consent or action under the Transaction Documents.

“Secured Noteholders”: The Holders of the Secured Notes.

“Secured Notes”: The Class A-1 Notes, the Class A-2 Notes, the Class B Notes and the Class C Notes.

“Secured Obligations”: The meaning specified in the Granting Clauses.

“Secured Parties”: The meaning specified in the Granting Clauses.

“Securities Account Control Agreement”: The Securities Account Control Agreement dated as of the Closing Date among the Issuer, the Trustee and U.S. Bank National Association, as securities intermediary, as amended from time to time in accordance with the terms thereof.

“Securities Act”: The United States Securities Act of 1933, as amended.

“Securities Intermediary”: As defined in Section 8-102(a)(14) of the UCC.

“Securitization Laws”: The requirements contained in the Securitization Regulation, together with any implementing regulation and official guidance related thereto and any guidelines or other materials published by the European Central Bank (or any successor or replacement agency or authority) or the European Supervisory Authorities (jointly or individually) in relation thereto and any delegated regulations or technical standards of the European Commission, or in the UK in relation thereto (including the final enacted form of the Draft Securitization RTS and in each case including any amendments, replacements or successors thereto).

“Securitization Regulation”: Collectively, the EU Securitization Regulation and the UK Securitization Regulation together, in each case as applicable, with any technical standards or implementing instruments adopted by the European Commission or in the UK in relation thereto and guidelines and other materials published by the FCA, the European Banking Authority or the European Securities and Markets Authority.

“Security Entitlement”: The meaning specified in Section 8-102(a)(17) of the UCC.

“Select Closing Date Participations”: Without duplication, (i) any Banking Entity Closing Date Participation acquired pursuant to a Banking Entity Master Participation Agreement with (A) a counterparty having a rating (x) from S&P of “BBB-” or lower on the applicable date of determination (for the avoidance of doubt, any such Banking Entity Closing Date Participation shall cease to satisfy this clause (A)(x) as of any date of determination that such counterparty has and continues to have a rating from S&P of “BBB” or higher) and (y) from Moody’s of “Baa3” or lower on the applicable date of determination (for the avoidance of doubt, any such Banking Entity Closing Date Participation shall cease to satisfy this clause (A)(y) as of any date of determination that such counterparty has and continues to have a rating from Moody’s of “Baa2” or higher) and/or (B) a counterparty having both (x) (1) a rating from S&P of “A-” or lower on the applicable date of determination (for the avoidance of doubt, any such Banking Entity Closing Date Participation shall cease to satisfy this clause (x)(1) as of any date of determination that sch counterparty has and continues to have a rating from S&P of “A” or higher) and (2) a rating from Moody’s of “A3” or lower on the applicable date of determination (for the avoidance of doubt, any such Banking Entity Closing Date Participation shall cease to satisfy this clause (x)(2) as of any date of determination that such counterparty has and continues to have a rating from Moody’s of “A2” or higher) and (y) Closing Date Participations under such Banking Entity Master Participation Agreement are in excess of 5.0% of the Collateral Principal Amount on such date of determination and (ii) any Excess Closing Date Participations; provided that, at no time shall any Warehouse SPV Closing Date Participation constitute a Select Closing Date Participation or an Excess Closing Date Participation.

“Selling Institution”: The entity obligated to make payments to the Issuer under the terms of a Participation Interest, which entity either (i) is a collateralized loan obligation vehicle (a “CLO”), (ii) an SPE or (iii) if not a CLO or an SPE, (x) if rated by Moody’s, must have from Moody’s a short-term rating of “P-1” and a long-term rating of “A2” (and not on watch for possible downgrade) or a long-term rating of “A1” or, if no short-term rating exists, a long-term rating of not lower than “Aa3” and (y) if rated by S&P, must have a short-term issuer default rating of “A-1” and a long-term issuer default rating of “A” or, if no short-term rating exists, a long-term issuer default rating of not lower than “A.”

“Senior Secured Bond”: A debt security (that is not a loan) that is (a) issued by a corporation, limited liability company, partnership or trust and (b) is secured by a valid first-priority perfected security interest or lien in, to or on specified collateral securing the Obligor’s obligations under the Bond.

“Senior Secured Loan”: Any assignment of or Participation Interest in a Loan (other than a First-Lien Last-Out Loan) that: (a) is not (and cannot by its terms become) subordinate in right of payment to any other obligation of the Obligor of the Loan (other than with respect to liquidation, trade claims, capitalized leases or similar obligations); (b) is secured by a valid first-priority perfected security interest or lien in, to or on specified collateral securing the Obligor’s obligations under the Loan; and (c) the value of the collateral securing the Loan at the time of purchase together with other attributes of the Obligor (including, without limitation, its general financial condition, ability to generate cash flow available for debt service and other demands for that cash flow) is adequate (in the commercially reasonable judgment of the Collateral Manager) to repay the Loan in accordance with its terms and to repay all other Loans of equal seniority secured by a first lien or security interest in the same collateral.

“Senior Secured Note”: Any corporate note that (a) is secured by the pledge of collateral and has the most senior pre-petition priority (including pari passu with other obligations of the obligor, but subject to any super priority lien imposed by operation of law, such as, but not limited to, any tax liens, and liquidation preferences with respect to pledged collateral, and any Senior Secured Loan) in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings and (b) is not (and cannot by its terms become) subordinate in right of payment to any other obligation of the Obligor of the Senior Secured Note (other than with respect to liquidation, trade claims, capitalized leases or similar obligations). For the avoidance of doubt, the term Senior Secured Note shall not include Senior Secured Loans.

“SIFMA Website”: The internet website of the Securities Industry and Financial Markets Association, currently located at https://www.sifma.org/resources/general/holiday-schedule, or such successor website as identified by the Collateral Manager to the Trustee and the Calculation Agent.

“Similar Law”: Any federal, state, local, non-U.S. or other law or regulation that could cause the underlying assets of the Issuer to be treated as assets of the investor in any Note (or any interest therein) by virtue of its interest and thereby subject the Issuer or the Collateral Manager (or other Persons responsible for the investment and operation of the Issuer’s assets) to Other Plan Law.

“Small Obligor Loan”: Any obligation of a single Obligor where the total potential indebtedness of such Obligor under all of its loan agreements, indentures and other Underlying Instruments is less than U.S.$150,000,000 (it being understood, and as a clarification only, that any principal payments made in respect of such loan agreements, indentures and other Underlying Instruments shall not be taken into account for purposes of this definition).

“SOFR”: With respect to any day, the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s website.

“SPE”: Any CLO or other special purpose entity meeting S&P’s and, so long as Moody’s is rating any Secured Notes, Moody’s then-applicable criteria for bankruptcy remoteness.

“SPE Participation”: Any Participation Interest acquired pursuant to a participation agreement which counterparty satisfies the criteria under (a) either clause (a)(i) or (a)(ii) of the definition of “Third Party Credit Exposure Limits” (or any other participation agreement for which the S&P Rating Condition is satisfied) and (b) so long as Moody’s is rating any Secured Notes, clause (a)(i) or (a)(ii) of the definition of “Moody’s Counterparty Criteria” (or any other participation agreement for which the Moody’s Rating Condition is satisfied); provided that so long as Moody’s is rating any Secured Notes, the Issuer may not enter into any SPE Participation unless the Moody’s Rating Condition has been satisfied.

“Special Redemption”: The meaning specified in Section 9.6.

“Special Redemption Amount”: The meaning specified in Section 9.6.

“Special Redemption Date”: The meaning specified in Section 9.6.

“Specified Event”: With respect to any Collateral Obligation that is the subject of a rating estimate or is a private or confidential rating by S&P, the occurrence of any of the following events:

(a) any failure of the Obligor thereunder to pay interest on or principal of such Collateral Obligation when due and payable;

(b) the rescheduling of the payment of principal of or interest on such Collateral Obligation or any other obligations for borrowed money of such Obligor;

(c) the restructuring of any of the debt thereunder (including proposed debt);

(d) any significant sales or acquisitions of assets by the Obligor;

(e) the breach of any covenant of such Collateral Obligation or the reasonable determination by the Collateral Manager that there is a greater than 50% chance that a covenant would be breached in the next six months;

(f) the operating profit or cash flows of the Obligor being more than 20% lower than the Obligor’s expected results;

(g) the reduction or increase in the Cash interest rate payable by the Obligor thereunder (excluding any increase in an interest rate arising by operation of a default or penalty interest clause under a Collateral Obligation);

(h) the extension of the stated maturity date of such Collateral Obligation; or

(i) the addition of payment-in-kind terms.

“Standby Directed Investment”: Initially, Blackrock T-Fund (Ticker: TSTXX; CUSIP: 09248U718 (which investment is, for the avoidance of doubt, an Eligible Investment); provided that, the Issuer, or the Collateral Manager on behalf of the Issuer, may by written notice to the Trustee change the Standby Directed Investment to any other Eligible Investment of the type described in clause (ii) of the definition of “Eligible Investments” maturing not later than the earlier of (i) 30 days after the date of such investment (unless putable at par to the issuer thereof) or (ii) the Business Day immediately preceding the next Payment Date (or such shorter maturities expressly provided herein).

“Stated Maturity”: With respect to the Notes of any Class, the date specified as such in Section 2.3.

“Step-Down Obligation”: An obligation or security (other than a DIP Collateral Obligation and/or a Bridge Loan) which by the terms of the related Underlying Instruments provides for a decrease in the per annum interest rate on such obligation or security (other than by reason of any change in the applicable index or benchmark rate used to determine such interest rate) or in the spread over the applicable index or benchmark rate, solely as a function of the passage of time; provided that, an obligation or security providing for payment of a constant rate of interest at all times after the date of acquisition by the Issuer shall not constitute a Step-Down Obligation.

“Step-Up Obligation”: An obligation or security (other than a DIP Collateral Obligation and/or a Bridge Loan) which by the terms of the related Underlying Instruments provides for an increase in the per annum interest rate on such obligation or security, or in the spread over the applicable index or benchmark rate, solely as a function of the passage of time; provided that, an obligation or security providing for payment of a constant rate of interest at all times after the date of acquisition by the Issuer shall not constitute a Step-Up Obligation.

“Structured Finance Obligation”: Any obligation issued by a special purpose vehicle and secured directly by, referenced to, or representing ownership of, a pool of receivables or other financial assets of any Obligor, including collateralized debt obligations and mortgage-backed securities.

“Subordinated Notes”: The subordinated notes issued pursuant to this Indenture and having the characteristics specified in Section 2.3.

“Subsequent Delivery Date”: The settlement date with respect to the Issuer’s acquisition of a Collateral Obligation to be pledged to the Trustee after the Closing Date.

“Substitute Obligations”: The meaning specified in Section 12.2(a)(ii).

“Successor Entity”: The meaning specified in Section 7.10.

“Supermajority”: With respect to (a) any Class or Classes of Notes, the Holders of more than 66-2/3% of the Aggregate Outstanding Amount of the Notes of such Class or Classes, and (b) the Section 13 Banking Entities (voting together as a single class), the Holders of more than 66-2/3% of the Aggregate Outstanding Amount of Notes held by Section 13 Banking Entities.

“Supplemental Indenture Record Date”: With respect to a proposed supplemental indenture, the date that the applicable notice required to be posted or delivered to Holders, as applicable, by the Trustee is actually posted to the Trustee Website.

“Supplemental Reserve Account”: The account established pursuant to Section 10.3(e).

“Sustainability Alignment Criteria”: Criteria satisfied with respect to an obligor unless a majority of its revenues are generated from:

(i) the obligor’s thermal coal based power generation;

(ii) the obligor’s thermal coal mining or extraction;

(iii) the obligor’s thermal coal transportation and development of related infrastructure

(iv) the obligor’s Artic oil or gas production (whether onshore or offshore production);

(v) the obligor’s development of nuclear weapon programs;

(vi) the obligor’s production of controversial weapons (including antipersonnel landmines, cluster weapons, chemical and biological weapons, depleted uranium, nuclear weapons, and white phosphorus) and any products which are prohibited under applicable international treaties or conventions;

(vii) the obligor’s non-sustainable palm oil productions and which does not have a Certified Sustainable Palm Oil (CSPO) label; and

(viii) the obligor’s activities which involve controversial practices with respect to land use and biodiversity that are assessed as having very severe impacts on biodiversity and land use or which have a high negative impact on fragile ecosystems.

“Sustainability Integration Due Diligence Procedures”: Any due diligence performed by the Collateral Manager, in its sole and absolute discretion, prior to the Issuer (or the Collateral Manager on its behalf) entering into a binding commitment to purchase a Collateral Obligation, which may (but is not required to) include any of the following:

(a) a review of any due diligence materials available to prospective investors of the relevant obligor to the extent that such materials are reasonably available to the Collateral Manager;

(b) attendance at investor presentations and/or conducting meetings with the management team of the relevant obligor;

(c) examining publicly available third-party information sources concerning the activities of the proposed obligor and/or requesting information from the relevant obligor or its representatives;

(d) reviewing any relevant research undertaken by the Collateral Manager’s research team; and/or

(e) production of an Sustainability risk assessment.

“Sustainability Investment Criteria”: With respect to an obligation, (a) the Collateral Manager (in its sole and absolute discretion, based on the information in the Collateral Manager’s possession at such time and which determination may not be called into question at a later date) has determined (having undertaken the applicable Sustainability Integration Due Diligence Procedures) the obligor thereof satisfied the Sustainability Alignment Criteria as of the date of the binding commitment to purchase such obligation or the obligor either (i) is taking steps which are likely to result in compliance with the Sustainability Alignment Criteria, or (ii) undertakes certain activities, whether in relation to the issuance of the obligation, or in the normal course of the obligor’s business, that target positive environmental and social objectives and (b) the Collateral Manager entered into a binding commitment to acquire such obligation while incorporating (in the process of entering into such commitment) investment guidelines and processes that are consistent (as determined in its sole discretion) with the following, to the extent deemed applicable by the Collateral Manager in its sole and absolute discretion: (i) the UN Principles for Responsible Investment; (ii) the UN Global Compact Principles; and (iii) the OECD Guidelines for Multinational Enterprises.

“Swapped Non-Discount Obligation”: Any Collateral Obligation that would otherwise be considered a Discount Obligation, but that is purchased with the proceeds of a sale of a Collateral Obligation that was not a Discount Obligation at the time of its purchase (the “Sold Collateral Obligation”), and will not be considered a Discount Obligation so long as such purchased Collateral Obligation (a) is purchased or committed to be purchased within 10 Business Days of such sale, (b) prior to satisfaction of the Controlling Class Condition, is purchased at a price (as a percentage of par) equal to or greater than the sale price of the Sold Collateral Obligation, (c) has a Moody’s Rating equal to or higher than the Moody’s Rating of the Sold Collateral Obligation and (d) is purchased at a price not less than the Minimum Price; provided that, (x) to the extent the Aggregate Principal Balance of Swapped Non-Discount Obligations exceeds 5.0% of the Collateral Principal Amount at any time of determination, such excess will not constitute Swapped Non-Discount Obligations and (y) without duplication, to the extent the Aggregate Principal Balance of all Swapped Non-Discount Obligations acquired by the Issuer after the Last Closing Event exceeds 10.0% of the Target Initial Par Amount, such excess will not constitute Swapped Non-Discount Obligations; provided further that, such Collateral Obligation will cease to be a Swapped Non-Discount Obligation at such time as such Swapped Non-Discount Obligation would no longer otherwise be considered a Discount Obligation.

“Synthetic Security”: A security or swap transaction, other than a Participation Interest, that has payments associated with either payments of interest on and/or principal of a reference obligation or the credit performance of a reference obligation.

“Target Initial Par Amount”: U.S.$500,000,000 plus such additional amount approved subject to satisfaction of the Global Rating Agency Condition in connection with an issuance of additional Notes pursuant to Section 2.13.

“Target Initial Par Condition”: A condition satisfied as of the Effective Date if the Aggregate Principal Balance of Collateral Obligations (i) that are held by the Issuer and (ii) of which the Issuer has committed to purchase on such date, together with the amount of any proceeds of prepayments, maturities or redemptions of Collateral Obligations purchased by the Issuer prior to such date (other than any such proceeds that have been reinvested (or committed to be reinvested) in Collateral Obligations by the Issuer as of the Effective Date) and including, for the avoidance of doubt, any Principal Financed Accrued Interest, will equal or exceed the Target Initial Par Amount; provided that for purposes of this definition, any Collateral Obligation that becomes a Defaulted Obligation prior to the Effective Date shall be treated as having a Principal Balance equal to the lesser of its (i) Moody’s Collateral Value or (ii) S&P Collateral Value.

“Tax”: Any tax, levy, impost, duty, withholding deduction, charge or assessment of any nature (including interest, penalties and additions thereto) imposed by any governmental taxing authority.

“Tax Advice”: Written advice (including email) of an Approved Tax Counsel or an opinion of other nationally recognized tax counsel experienced in such matters.

“Tax Event”: An event that will occur if (i) any Obligor is, or on the next scheduled payment date under any Collateral Obligation or Eligible Investment, will be, required to deduct or withhold from any payment to the Issuer for or on account of any tax for whatever reason and such Obligor is not required to pay to the Issuer such additional amount as is necessary to ensure that the net amount actually received by the Issuer (after payment of all taxes, whether assessed against such Obligor or the Issuer) equals the full amount that the Issuer would have received had no such taxes been imposed, (ii) any jurisdiction imposes or will impose tax on the net income or profits of the Issuer, (iii) the Issuer is or will be required to deduct or withhold from any payment to any counterparty for or on account of any tax and the Issuer is obligated to make a gross up payment (or otherwise pay additional amounts) to the counterparty, or (iv) a Hedge Counterparty is or will be required to deduct or withhold from any payment under a Hedge Agreement for or on account of any tax for whatever reason and such Hedge Counterparty is not required to pay to the Issuer such additional amount as is necessary to ensure that the net amount actually received by the Issuer (after payment of all taxes, whether assessed against such Hedge Counterparty or the Issuer) will equal the full amount that the Issuer would have received had no such taxes been imposed, and, in any such case described in (i), (ii), (iii) or (iv) above, the aggregate amount of all such taxes imposed on payments to the Issuer and not “grossed up”, taxes imposed on the net income or profits of the Issuer, or of the “gross up payments” required to be made by the Issuer, exceeds $1,000,000 during the Collection Period in which such event occurs.

“Tax Jurisdiction”: The Bahamas, Bermuda, the British Virgin Islands, the Cayman Islands, Jersey, Singapore, Curacao, Marshall Islands, Mauritius, Saint Maarten or the U.S. Virgin Islands and any other tax advantaged jurisdiction as may be designated by the Collateral Manager with notice to the Rating Agencies.

“Tax Redemption”: The meaning specified in Section 9.3(a).

“Term SOFR Administrator”: CME Group Benchmark Administration Limited, or a successor administrator of the Term SOFR Reference Rate selected by the Collateral Manager with notice to the Trustee and the Collateral Administrator.

“Term SOFR Rate”: The Term SOFR Reference Rate for the Index Maturity, as such rate is published by the Term SOFR Administrator (in each case rounded to the nearest 0.00001%); provided that if as of 5:00 p.m. (New York City time) on any Interest Determination Date the Term SOFR Reference Rate for the Index Maturity has not been published by the Term SOFR Administrator, then the Term SOFR Rate will be (x) the Term SOFR Reference Rate for the Index Maturity as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for the Index Maturity was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than five Business Days prior to such Interest Determination Date or (y) if the Term SOFR Reference Rate cannot be determined in accordance with clause (x) of this proviso, the Term SOFR Rate shall be the Term SOFR Reference Rate as determined on the previous Interest Determination Date.

“Term SOFR Reference Rate”: The forward-looking term rate based on SOFR.

“Third Party Credit Exposure”: As of any date of determination, the Principal Balance of each Collateral Obligation that consists of a Participation Interest (other than any Closing Date Participations and SPE Participations).

“Third Party Credit Exposure Limits”: The limits that shall be satisfied if (a) the Third Party Credit Exposure is with a counterparty that is (i) a CLO or another SPE rated by S&P at any time since its closing date and with respect to which no material amendment has been made to the related indenture or other applicable credit facility document since S&P provided such rating or (ii) an Eligible SPE Issuer, (b) the Participation Interest is a Closing Date Participation (other than an Excess Closing Date Participation) or an SPE Participation or (c) the Third Party Credit Exposure with counterparties having the ratings below from S&P do not exceed the percentage of the Collateral Principal Amount specified below:

S&P’s credit rating of Selling Institution	Aggregate Percentage Limit	Individual Percentage Limit
AAA	20%	20%
AA+	10%	10%
AA	10%	10%
AA-	10%	10%
A+	5%	5%
A	5%	5%

provided that, a Selling Institution having an S&P credit rating of “A” must also have a short-term S&P rating of “A-1” otherwise its Aggregate Percentage Limit and Individual Percentage Limit shall be 0%.

“Trading Plan”: The meaning specified in Section 12.2(c).

“Trading Plan Period”: The meaning specified in Section 12.2(c).

“Transaction Documents”: This Indenture, the Securities Account Control Agreement, the Collateral Management Agreement, the Collateral Administration Agreement, the LLC Agreement, the Master Participation Agreements, the Master Loan Sale Agreement and the Purchase and Placement Agreement.

“Transaction Parties”: The Issuer, the Collateral Manager, the U.S. Retention Holder, the Transferor, the Trustee, the Collateral Administrator, the Administrator and the Placement Agents.

“Transfer Agent”: The Person or Persons, which may be the Issuer, authorized by the Issuer to exchange or register the transfer of Notes.

“Transfer Deposit Amount”: On any date of determination with respect to any Collateral Obligation, an amount equal to the sum of the outstanding principal balance of such Collateral Obligation, together with accrued interest thereon through such date of determination, and in connection with any Collateral Obligation which is a Revolving Collateral Obligation or a Delayed Drawdown Collateral Obligation, an amount equal to the Net Exposure Amount thereof as of the applicable Cut-Off Date.

“Transferor”: ADS, in its capacity as transferor pursuant to the Master Loan Sale Agreement.

“Treasury Regulations”: The regulations promulgated under the Internal Revenue Code of 1986, as amended.

“Triple-C Collateral Obligations”: The CCC Collateral Obligations and/or the Caa Collateral Obligations, as the context requires.

“Triple-C Excess”: An amount equal to the greater of: (i) the excess of the outstanding Principal Balance of all Caa Collateral Obligations over an amount equal to 7.5% of the Collateral Principal Amount as of the current Determination Date; and (ii) the excess of the outstanding Principal Balance of all CCC Collateral Obligations over an amount equal to 7.5% of the Collateral Principal Amount as of the current Determination Date; provided that, in determining which of the Triple-C Collateral Obligations shall be included in the Triple-C Excess, the Triple-C Collateral Obligations with the lowest Market Value (assuming that such Market Value is expressed as a percentage of the Principal Balance of such Collateral Obligations as of such Determination Date) shall be deemed to constitute such Triple-C Excess.

“Trustee”: As defined in the first sentence of this Indenture and any successor thereto.

“Trustee Website”: A password-protected internet website created in connection with the transaction contemplated hereby and maintained by the Trustee, which shall initially be located at https://pivot.usbank.com.

“UCC”: The Uniform Commercial Code as in effect in the State of New York or, if different, the political subdivision of the United States that governs the perfection of the relevant security interest, in either case as amended from time to time.

“UK Securitization Regulation”: The securitisation regulation enacted in the UK by virtue of the operation of the European Union (Withdrawal) Act 2018, as amended by the Securitisation (Amendment) (EU Exit) Regulations 2019 (SI 2019/660), including any implementing regulation, secondary legislation, technical and official guidance relating thereto.

“Uncertificated Security”: The meaning specified in Section 8-102(a)(18) of the UCC.

“Underlying Instrument”: The indenture or other agreement pursuant to which an Asset has been issued or created and each other agreement that governs the terms of or secures the obligations represented by such Asset or of which the holders of such Asset are the beneficiaries.

“Unregistered Securities”: The meaning specified in Section 5.17(c).

“Unsaleable Assets”: (a) (i) A Defaulted Obligation, (ii) an Equity Security or (iii) an obligation received in connection with an Offer, in a restructuring or plan of reorganization with respect to the Obligor, in each case, in respect of which the Issuer has not received a payment in Cash during the preceding 12 months or (b) any Collateral Obligation or Eligible Investment identified in an officer’s certificate of the Collateral Manager as having a Market Value of less than U.S.$1,000, in the case of each of (a) and (b) with respect to which the Collateral Manager certifies to the Trustee that (x) it has made commercially reasonable efforts to dispose of such obligation for at least 90 days and (y) in its commercially reasonable judgment such obligation is not expected to be saleable in the foreseeable future.

“Unsecured Loan”: An unsecured Loan obligation of any corporation, partnership or trust.

“U.S. Government Securities Business Day”: Any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities as indicated on the SIFMA Website.

“U.S. person”: The meaning specified in Regulation S.

“U.S. Retention Holder”: On the Closing Date, ADS CLO 2 Depositor LLC, a limited liability company formed under the laws of the State of Delaware, as a “majority-owned affiliate” of the “sponsor” of this transaction (as such term is defined in the U.S. Risk Retention Rules in effect on the Closing Date), and thereafter any successor, assignee or transferee thereof or any Person permitted under the U.S. Risk Retention Rules to hold an “eligible horizontal residual interest” for purposes of the U.S. Risk Retention Rules.

“U.S. Risk Retention Rules”: The federal interagency credit risk retention rules, codified at 17 C.F.R. Part 246.

“U.S. Tax Person”: A “United States person” within the meaning of Section 7701(a)(30) of the Code.

“Volcker Rule”: Section 13 of the Bank Holding Company Act of 1956, as amended from time to time, and the applicable rules and regulations thereunder.

“Warehouse Credit Agreement”: The credit agreement, dated as of March 25, 2025, among the Issuer, as borrower, the Collateral Manager, Bank of America, N.A., as lender and each subordinated investor from time to time party thereto, as amended from time to time.

“Warehouse SPV Closing Date Participations”: Any Participation Interest acquired by the Issuer pursuant to the Warehouse SPV Master Participation Agreements.

“Warehouse SPV Master Participation Agreements”: Any Master Participation Agreement(s) identified by the Collateral Manager as such in the Officer’s certificate delivered pursuant to Section 3.1(vi).

“Weighted Average Coupon”: As of any Measurement Date, the number obtained by dividing:

(a) the amount equal to the Aggregate Coupon; by

(b) an amount equal to the Aggregate Principal Balance of all Fixed Rate Obligations as of such Measurement Date, in each case, excluding, for any Deferrable Obligation and any Partial Deferrable Obligation, any interest that has been deferred and capitalized thereon.

“Weighted Average Floating Spread”: As of any Measurement Date, the number obtained by dividing: (a) an amount equal to (i) the Aggregate Funded Spread plus (ii) the Aggregate Unfunded Spread plus (iii) (for all purposes other than with respect to the S&P CDO Monitor Test) the Aggregate Excess Funded Spread by (b) an amount equal to the Aggregate Principal Balance of all Floating Rate Obligations as of such Measurement Date in each case, excluding, for any Deferrable Obligation and any Partial Deferrable Obligation, any interest that has been deferred and capitalized thereon.

“Weighted Average Life”: As of any Measurement Date with respect to all Collateral Obligations other than Defaulted Obligations, the number of years following such date obtained by summing the products obtained by multiplying:

(a) (i) the Average Life at such time of each such Collateral Obligation by (ii) the Principal Balance of such Collateral Obligation and dividing such sum by:

(b) the Aggregate Principal Balance at such time of all Collateral Obligations other than Defaulted Obligations.

For the purposes of the foregoing, the “Average Life” is, on any Measurement Date with respect to any Collateral Obligation, the quotient obtained by dividing (i) the sum of the products of (a) the number of years (rounded to the nearest one hundredth thereof) from such Measurement Date to the respective dates of each successive Scheduled Distribution of principal of such Collateral Obligation and (b) the respective amounts of principal of such Scheduled Distributions by (ii) the sum of all successive Scheduled Distributions of principal on such Collateral Obligation.

“Weighted Average Life Test”: A test satisfied on any Measurement Date if the Weighted Average Life as of such date is less than or equal to the value in the column entitled “Weighted Average Life Value” in the table below corresponding to the immediately preceding Payment Date.

Payment Date in	Maximum Weighted Average Life Value
Closing Date	9.00
January 2026	8.75
April 2026	8.50
July 2026	8.25
October 2026	8.00
January 2027	7.75
April 2027	7.50
July 2027	7.25
October 2027	7.00
January 2028	6.75
April 2028	6.50
July 2028	6.25
October 2028	6.00

Payment Date in	Maximum Weighted Average Life Value
January 2029	5.75
April 2029	5.50
July 2029	5.25
October 2029	5.00
January 2030	4.75
April 2030	4.50
July 2030	4.25
October 2030	4.00
January 2031	3.75
April 2031	3.50
July 2031	3.25
October 2031	3.00
January 2032	2.75
April 2032	2.50
July 2032	2.25
October 2032	2.00
January 2033	1.75
April 2033	1.50
July 2033	1.25
October 2033	1.00
January 2034	0.75
April 2034	0.50
July 2034	0.25
October 2034 and thereafter	0.00

“Weighted Average Moody’s Rating Factor”: The number (rounded up to the nearest whole number) determined by:

(a) summing the products of (i) the Principal Balance of each Collateral Obligation (excluding Equity Securities) multiplied by (ii) the Moody’s Rating Factor of such Collateral Obligation and

(b) dividing such sum by the Principal Balance of all such Collateral Obligations.

“Weighted Average Moody’s Recovery Rate”: The meaning set forth on Schedule 6 hereto.

“Weighted Average S&P Recovery Rate”: As of any Measurement Date, the number, expressed as a percentage and determined for the Highest Ranking Class, obtained by summing the products obtained by multiplying the Principal Balance of each Collateral Obligation by its corresponding recovery rate as determined in accordance with Schedule 4 hereto, dividing such sum by the Aggregate Principal Balance of all Collateral Obligations, and rounding to the nearest tenth of a percent.

“Zero Coupon Bond”: Any debt security that by its terms (a) does not bear interest for all or part of the remaining period that it is outstanding, (b) provides for periodic payments of interest in Cash less frequently than semi-annually or (c) pays interest only at its stated maturity.

Section 1.2 Usage of Terms. With respect to all terms in this Indenture, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to “writing” include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all amendments, modifications and supplements thereto or any changes therein entered into in accordance with their respective terms and not prohibited by this Indenture; references to Persons include their permitted successors and assigns.

Section 1.3 Assumptions as to Assets. In connection with all calculations required to be made pursuant to this Indenture with respect to Scheduled Distributions on any Asset, or any payments on any other assets included in the Assets, with respect to the sale of and reinvestment in Collateral Obligations, and with respect to the income that can be earned on Scheduled Distributions on such Assets and on any other amounts that may be received for deposit in the Accounts, the provisions set forth in this Section 1.3 shall be applied. The provisions of this Section 1.3 shall be applicable to any determination or calculation that is covered by this Section 1.3, whether or not reference is specifically made to Section 1.3, unless some other method of calculation or determination is expressly specified in the particular provision.

(a) All calculations with respect to Scheduled Distributions on the Assets shall be made on the basis of information as to the terms of each such Asset and upon reports of payments, if any, received on such Asset that are furnished by or on behalf of the Obligor of such Asset and, to the extent they are not manifestly in error, such information or reports may be conclusively relied upon in making such calculations, and any determination of the Weighted Average Life with respect to any Collateral Obligation shall be made by the Collateral Manager using the assumption that such Collateral Obligation will not default or be disposed of.

(b) For purposes of calculating the Coverage Tests, except as otherwise specified in the Coverage Tests, such calculations will not include scheduled interest and principal payments on Defaulted Obligations unless or until such payments are actually made.

(c) For each Collection Period and as of any Determination Date, the Scheduled Distribution on any Asset (including Current Pay Obligations and DIP Collateral Obligations but excluding Defaulted Obligations, which, except as otherwise provided herein, shall be assumed to have Scheduled Distributions of zero, except to the extent any payments have actually been received) shall be the sum of (i) the total amount of payments and collections to be received during such Collection Period in respect of such Asset (including the proceeds of the sale of such Asset received and, in the case of sales which have not yet settled, to be received during the Collection Period and not reinvested in additional Collateral Obligations or Eligible Investments or retained in the Collection Account for subsequent reinvestment pursuant to Section 12.2) that, if received as scheduled, will be available in the Collection Account at the end of the Collection Period and (ii) any such amounts received by the Issuer on or before such Determination Date that were not disbursed on or before such Determination Date.

(d) Each Scheduled Distribution receivable with respect to an Asset shall be assumed to be received on the applicable Due Date, and each such Scheduled Distribution shall be assumed to be immediately deposited in the Collection Account to earn interest at the Assumed Reinvestment Rate. All such funds shall be assumed to continue to earn interest until the date on which they are required to be available in the Collection Account for application, in accordance with the terms hereof, to payments of principal of or interest on or make distributions on the Notes or other amounts payable pursuant to this Indenture. For purposes of the applicable determinations required by Article XI, Article XII and the definition of “Interest Coverage Ratio” with respect to any specified Class or Classes of Secured Notes, the expected interest on the Secured Notes and Floating Rate Obligations will be calculated using the then current interest rates applicable thereto.

(e) References in Section 11.1(a) to calculations made on a “pro forma basis” shall mean such calculations after giving effect to all payments, in accordance with the Priority of Payments described herein, that precede (in priority of payment) or include the clause in which such calculation is made.

(f) For purposes of calculating all Concentration Limitations, in both the numerator and the denominator of any component of the Concentration Limitations, Defaulted Obligations and Equity Securities will be treated as having a Principal Balance equal to zero.

(g) If the Issuer (or the Collateral Manager on behalf of the Issuer) is notified by the administrative agent or other withholding agent or otherwise for the syndicate of lenders in respect of any Revolving Collateral Obligation or Delayed Drawdown Collateral Obligation that any amounts associated therewith are subject to withholding tax imposed by any jurisdiction, the applicable Collateral Quality Test, the Coverage Tests shall be calculated thereafter net of the full amount of such withholding tax unless the related Obligor is required to make “gross-up” payments to the Issuer that cover the full amount of any such withholding tax on an after-tax basis pursuant to the Underlying Instruments with respect thereto.

(h) Except where expressly referenced herein for inclusion in such calculations, Defaulted Obligations will not be included in the calculation of the Collateral Quality Test.

(i) For the purposes of calculating compliance with each of the Concentration Limitations all calculations will be rounded to the nearest 0.1%. All other calculations, unless otherwise set forth herein or the context otherwise requires, shall be rounded to the nearest ten-thousandth if expressed as a percentage, and to the nearest one-hundredth if expressed otherwise.

(j) Notwithstanding any other provision of this Indenture to the contrary, all monetary calculations under this Indenture shall be in Dollars.

(k) To the extent of any ambiguity in the interpretation of any definition or term contained in this Indenture or to the extent more than one methodology can be used to make any of the determinations or calculations set forth herein, the Collateral Administrator shall request direction from the Collateral Manager as to the interpretation and/or methodology to be used, and the Collateral Administrator and the Trustee shall be entitled to conclusively rely thereon without any responsibility or liability therefor.

(l) For purposes of calculating compliance with any tests under this Indenture, the trade date (and not the settlement date) with respect to any acquisition or disposition of a Collateral Obligation or Eligible Investment shall be used to determine whether and when such acquisition or disposition has occurred.

(m) [Reserved].

(n) For all purposes when determining the Concentration Limitations, the Collateral Quality Test, the Collateral Principal Amount and the Coverage Tests (but excluding for purposes of the calculation of the Aggregate Funded Spread), the Principal Balance of (x) an EC Ineligible Asset shall be treated as that of an Equity Security and (y) a Revolving Collateral Obligation or a Delayed Drawdown Collateral Obligation will include all unfunded commitments that have not been irrevocably reduced or withdrawn.

(o) If a Collateral Obligation included in the Assets would be deemed a Current Pay Obligation but for the applicable percentage limitation in the proviso to clause (x) of the proviso to the definition of “Defaulted Obligation”, then the Current Pay Obligations with the lowest Market Value (assuming that such Market Value is expressed as a percentage of the Principal Balance of such Current Pay Obligation as of the date of determination) will be deemed Defaulted Obligations. Each such Defaulted Obligation will be treated as a Defaulted Obligation for all purposes until such time as the Aggregate Principal Balance of Current Pay Obligations would not exceed, on a pro forma basis including such Defaulted Obligation, the applicable percentage of the Collateral Principal Amount.

(p) For purposes of calculating the Collateral Quality Test, DIP Collateral Obligations shall be treated as having an S&P Recovery Rate equal to the S&P Recovery Rate for Senior Secured Loans.

(q) [Reserved].

(r) For purposes of calculating the Sale Proceeds of a Collateral Obligation in sale transactions, Sale Proceeds will include any Principal Financed Accrued Interest received in respect of such sale.

(s) At the direction of the Collateral Manager, Interest Proceeds received by the Issuer following the Closing Date up to the first Payment Date following the Effective Date up to an amount specified in the certification set forth in clause (i) of the definition of Principal Financed Accrued Interest may be deposited directly to the Collection Account as Principal Proceeds.

(t) All calculations related to Maturity Amendments (and definitions related to Maturity Amendments and Section 12.2(d) that would otherwise be calculated cumulatively) and the Investment Criteria (and definitions related to the Investment Criteria and Section 12.2 that would otherwise be calculated cumulatively) will be reset at zero on the date on which all Classes of Secured Notes (or any Refinancing Obligations with an equivalent rating) have been subject to a Refinancing in whole.

(u) For purposes of calculating the Weighted Average Floating Spread or Weighted Average Coupon, a Step-Up Obligation, a Step-Down Obligation, and any DIP Collateral Obligation or Bridge Loan that provides for an increase or decrease in the interest rate or spread over the applicable index or benchmark solely as the result of the passage of time, will be treated as having the then current per annum interest rate or spread over the applicable index or benchmark rate.

(v) Any reference to “execute”, “executed”, “sign”, “signed”, “signature” or any other like term hereunder shall include execution by electronic signature (including, without limitation, any .pdf file, .jpeg file, or any other electronic or image file, or any “electronic signature” as defined under the U.S. Electronic Signatures in Global and National Commerce Act (“E-SIGN”) or the New York Electronic Signatures and Records Act (“ESRA”), which includes any electronic signature provided using Orbit, Adobe Sign, DocuSign, or any other similar platform identified by the Issuer and reasonably available at no undue burden or expense to the Trustee), except to the extent the Trustee requests otherwise. Any such electronic signatures shall be valid, effective and legally binding as if such electronic signatures were handwritten signatures and shall be deemed to have been duly and validly delivered for all purposes hereunder.

(w) To the fullest extent permitted by applicable law and subject to the standard of care under the Collateral Management Agreement and the legal, contractual and fiduciary duties owed by the Collateral Manager, including the duty to act in the best interest of the Issuer, whenever in this Indenture or any other Transaction Document the Collateral Manager is permitted or required to make a decision in its “sole discretion,” “reasonable discretion” or “discretion” or under a grant of similar authority or latitude, the Collateral Manager shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting any other Person. The intent of granting authority to act in its “discretion” to the Collateral Manager is that no other party’s express consent is required to be obtained by the Collateral Manager when acting pursuant to such grant of authority under this Indenture; provided that any action taken pursuant to such grant of discretion is consistent with the legal, contractual and fiduciary duties owed by the Collateral Manager. Subject to the Collateral Management Agreement and applicable law, if any questions should arise with respect to the operation of the Issuer that are not specifically provided for in this Indenture, or with respect to the interpretation of this Indenture, the Collateral Manager is authorized to make a final determination in its sole discretion with respect to any such question, and its determination and interpretation so made shall be final and binding on all parties.

(x) For purposes of clause (i) of the Concentration Limitations, a Senior Secured Note shall be deemed to be a Senior Secured Loan if such Senior Secured Note, (A) if it were a loan, would meet the definition of Senior Secured Loan and (B) has a Moody’s Default Probability Rating that is not lower than such obligor’s Moody’s Rating.

ARTICLE II

THE NOTES

Section 2.1 Forms Generally. The Notes and the Trustee’s or Authenticating Agent’s certificate of authentication thereon (the “Certificate of Authentication”) shall be in substantially the forms required by this Article II, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be consistent herewith, determined by the Authorized Officers of the Issuer executing such Notes as evidenced by their execution of such Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

Section 2.2 Forms of Notes. (a) The forms of the Notes, including the forms of the Certificated Notes and the Global Notes, shall be as set forth in the applicable part of Exhibit A hereto.

(b) The Notes.

(i) Except as set forth below, the Notes of each Class sold to Persons who are not U.S. persons in offshore transactions in reliance on Regulation S and either (x) a Qualified Purchasers or (y) an entities owned exclusively by Qualified Purchasers shall each be issued initially in the form of one permanent Global Secured Note per Class in definitive, fully registered form without interest coupons substantially in the applicable form attached as, in the case of the Secured Notes, Exhibit A-1 hereto (each, a “Regulation S Global Secured Note”) and shall be deposited on behalf of the subscribers for such Notes represented thereby with the Trustee as custodian for, and registered in the name of a nominee of DTC, the respective accounts of Euroclear and Clearstream, duly executed by the Issuer and authenticated by the Trustee as hereinafter provided.

(ii) Except as set forth below, each Note sold to Persons that are QIB/QPs shall each be issued initially in the form of one permanent Global Note per Class in definitive, fully registered form without interest coupons substantially in the applicable form attached as, in the case of the Secured Notes, Exhibit A-1 (each, a “Rule 144A Global Secured Note”), in the case of the Subordinated Notes, Exhibit A-2 (each a “Rule 144A Global Subordinated Note”) and shall be deposited on behalf of the subscribers for such Notes represented thereby with the Trustee as custodian, and registered in the name of a nominee of DTC, duly executed by the Issuer and authenticated by the Trustee as hereinafter provided.

(iii) Each Note sold to Persons that are QIB/QPs that elect, at the time of the acquisition, purported acquisition or proposed acquisition by such Person of such Note, to have their Notes issued in the form of definitive, fully registered notes without coupons substantially in the applicable form attached as, in the case of the Secured Notes, Exhibit A-1 hereto (each, a “Certificated Secured Note”), in the case of the Subordinated Notes, Exhibit A-2 hereto (each, a “Certificated Subordinated Note”) shall be registered in the name of the beneficial owner of such Secured Note or a nominee thereof, duly executed by the Issue and authenticated by the Trustee as hereinafter provided; provided that, except with respect to any issuance of Certificated Subordinated Notes to an IAI/QP, the Issuer has consented to any issuance of Certificated Subordinated Notes on or after the Closing Date.

(iv) Each Note sold to Persons that are IAI/QPs shall be issued in the form of a Certificated Note and shall be registered in the name of the beneficial owner of such Note or a nominee thereof, duly executed by the Issuer and authenticated by the Trustee as hereinafter provided.

(v) The aggregate principal amount of the Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee or DTC or its nominee, as the case may be, as hereinafter provided.

(c) Book Entry Provisions. This Section 2.2(c) shall apply only to Global Notes deposited with or on behalf of DTC.

The provisions of the “Operating Procedures of the Euroclear System” of Euroclear and the “Terms and Conditions Governing Use of Participants” of Clearstream, respectively, will be applicable to the Global Notes insofar as interests in such Global Notes are held by the Agent Members of Euroclear or Clearstream, as the case may be.

Agent Members shall have no rights under this Indenture with respect to any Global Notes held on their behalf by the Trustee, as custodian for DTC and DTC may be treated by the Issuer, the Trustee, and any agent of the Issuer or the Trustee as the absolute owner of such Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Trustee, or any agent of the Issuer or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Note.

Global Notes and Certificated Notes of any Class may have the same identifying number (e.g., CUSIPs).

Section 2.3 Authorized Amount; Stated Maturity; Denominations. The aggregate principal amount of Secured Notes and Subordinated Notes that may be authenticated and delivered under this Indenture shall be U.S.$502,100,000 in aggregate principal amount of Notes (except for (i) Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 2.5, Section 2.6 or Section 8.6 or (ii) additional securities issued in accordance with Sections 2.13 and 3.2).

Such Notes shall be divided into the Classes having the designations, original principal amounts and other characteristics as follows:

Class Designation	Class A-1 Notes	Class A-2 Notes	Class B Notes	Class C Notes	Subordinated Notes
Original Principal Amount (U.S.$)	$300,000,000	$30,000,000	$65,000,000	$35,000,000	$72,100,000
Stated Maturity (Payment Date in)	July 2037	July 2037	July 2037	July 2037	July 2037
Fixed Rate	No	No	No	No	N/A
Interest Rate:
Floating Rate	Yes	Yes	Yes	Yes	N/A
Index(1)	Benchmark	Benchmark	Benchmark	Benchmark	N/A
Index Maturity(1)	3 month	3 month	3 month	3 month	N/A
Spread	1.30%	1.70%	1.80%	2.75%	N/A
Initial Rating(s):
Moody’s	“Aaa(sf)”	N/A	N/A	N/A	N/A
S&P	“AAA(sf)”	“AA(sf)”	“A(sf)”	“BBB-(sf)”	N/A
Interest Deferrable	No	No	Yes	Yes	N/A
Priority Classes	None	A-1	A-1, A-2	A-1, A-2, B	A-1, A-2, B, C
Pari Passu Classes	None	None	None	None	None
Junior Classes	A-2, B, C, Subordinated Notes	B, C, Subordinated Notes	C, Subordinated Notes	Subordinated Notes	None
Re-Pricing Eligible(2)	No	Yes	Yes	Yes	N/A

(1)

The initial Benchmark will be the Term SOFR Rate. For any Interpolated Period, unless (solely in the case of an Interpolated Period following the First Interest Determination End Date) the Collateral Manager on behalf of the Issuer provides prior written notice to the Trustee and the Calculation Agent (which may be by email) that no such interpolating shall occur, the Benchmark will be determined by interpolating linearly between the rate for the next shorter period of time for which rates are available (which, for avoidance of doubt, may be the daily SOFR rate published by the Term SOFR Administrator for any Interpolated Period shorter than one month) and the rate for the next longer period of time for which rates are available.

(2)

The spread over the Benchmark with respect to any Class of Re-Pricing Eligible Notes may be reduced in connection with a Re-Pricing of such Re-Pricing Eligible Notes, subject to the conditions set forth in Section 9.7.

(x) The Secured Notes shall be issued in minimum denominations of U.S.$250,000 and (y) the Subordinated Notes shall be issued in minimum denominations of U.S.$800,000, and, in each case, integral multiples of U.S.$1.00 in excess thereof (the “Minimum Denominations”). The Notes shall only be transferred or resold in compliance with the terms of this Indenture.

Section 2.4 Execution, Authentication, Delivery and Dating. The Notes shall be executed on behalf of the Issuer by one of its respective Authorized Officers. The signature of such Authorized Officer on the Notes may be manual, facsimile or electronic.

Notes bearing the manual, facsimile or electronic signatures of individuals who were at any time the Authorized Officers of the Issuer, shall bind the Issuer, notwithstanding the fact that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of issuance of such Notes.

At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed by the Issuer to the Trustee or the Authenticating Agent for authentication and the Trustee or the Authenticating Agent, upon Issuer Order, shall authenticate and deliver such Notes as provided in this Indenture and not otherwise.

Each Note authenticated and delivered by the Trustee or the Authenticating Agent upon Issuer Order on the Closing Date shall be dated as of the Closing Date. All other Notes that are authenticated after the Closing Date for any other purpose under this Indenture shall be dated the date of their authentication.

Notes issued upon transfer, exchange or replacement of other Notes shall be issued in authorized denominations reflecting the original Aggregate Outstanding Amount of the Notes so transferred, exchanged or replaced, but shall represent only the then-current Aggregate Outstanding Amount of the Notes so transferred, exchanged or replaced. If any Note is divided into more than one Note in accordance with this Article II, the Aggregate Outstanding Amount of such Note shall be proportionately divided among the Notes delivered in exchange therefor and shall be deemed to be the original Aggregate Outstanding Amount of such subsequently issued Notes.

No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a Certificate of Authentication, substantially in the form provided for herein, executed by the Trustee or by the Authenticating Agent by the manual signature of one of their authorized signatories, and such Certificate of Authentication upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

Section 2.5 Registration, Registration of Transfer and Exchange. (a) The Issuer shall cause the Notes to be registered and shall cause to be kept a register (the “Register”) at the office of the Trustee in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Trustee is hereby initially appointed registrar (the “Registrar”) for the purpose of registering Notes and transfers of such Notes with respect to the Register maintained in the United States as herein provided. Upon any resignation or removal of the Registrar, the Issuer shall promptly appoint a successor or, in the absence of such appointment, assume the duties of Registrar.

If a Person other than the Trustee is appointed by the Issuer as Registrar, the Issuer will give the Trustee prompt written notice of the appointment of a Registrar and of the location, and any change in the location, of the Register, and the Trustee shall have the right to inspect the Register at all reasonable times and to obtain copies thereof and the Trustee shall have the right to rely upon a certificate executed on behalf of the Registrar by an Officer thereof as to the names and addresses of the Holders of the Notes and the principal or face amounts and numbers of such Notes. Upon written request at any time the Registrar shall provide to the Issuer, the Collateral Manager, any beneficial owner of a Note who provides the Trustee with a certification substantially in the form of Exhibit C or any Holder of a Certificated Note a current list of Holders (and their holdings) as reflected in the Register, and at the Issuer’s expense, a list of participants in DTC holding positions in the Notes. In addition and upon written request at any time, the Registrar shall provide to the Issuer, the Collateral Manager, any beneficial owner of a Note who provides the Trustee with a certification substantially in the form of Exhibit C or any Holder of a Certificated Note any information the Registrar actually possesses regarding the name and contact information of any beneficial owner of any Note (and its holdings); provided that, such information shall include at least (A) any such information contained in any beneficial owners’ certifications, substantially in the form of Exhibit C, that the Trustee has received from beneficial owners of Notes and (B) any other forms or information submitted to the Trustee in connection with such beneficial owner’s interest, the Holder of such beneficial owner’s interest or other Persons being granted access to the Trustee Website; provided, further, that the Trustee shall make no representation and give no warranties as to the accuracy or correctness of any information so provided.

Subject to this Section 2.5, upon surrender for registration of transfer of any Notes at the office or agency of the Issuer to be maintained as provided in Section 7.2, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denomination and of a like aggregate principal or face amount.

At the option of the Holder, Notes may be exchanged for Notes of like terms, in any authorized denominations and of like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Note is surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Notes that the Holder making the exchange is entitled to receive.

All Notes issued and authenticated upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer evidencing the same debt (to the extent they evidence debt), and entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange.

Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, with (if required by the Registrar) signature guarantee by an eligible guarantor institution meeting the requirements of the Registrar (which requirements may include membership or participation in a signature guarantee program acceptable to the Registrar).

No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee shall be permitted to request such evidence reasonably satisfactory to it documenting the identity and/or signatures of the transferor and transferee. In addition, when permitted under this Indenture, the Issuer, the Trustee and the Collateral Manager shall be entitled to rely conclusively upon any certificate of ownership provided to the Trustee by a beneficial owner of a Note (including a beneficial ownership certificate or a certificate in the form of Exhibit C) and/or other forms of reasonable evidence of such ownership as to the names and addresses of such beneficial owner and the Classes, principal amounts and CUSIP numbers of Notes beneficially owned thereby. At any time, upon request of the Issuer, the Collateral Manager, the Initial Purchaser or the Co-Placement Agent, the Trustee shall provide such requesting Person a copy of each beneficial ownership certificate that the Trustee has received; provided, however, the Trustee shall have no obligation or duty to verify information with respect to such beneficial ownership certificate or certificate in the form of Exhibit C and shall only be required to retain copies of such documents presented to it.

(b) No Note may be sold or transferred (including, without limitation, by pledge or hypothecation) unless such sale or transfer is exempt from the registration requirements of the Securities Act, is exempt from the registration requirements under applicable state securities laws and will not cause the Issuer to become subject to the requirement that it register as an investment company under the Investment Company Act.

(c) No transfer of an ERISA-Restricted Note (or any interest therein) will be effective, and the Trustee will not recognize any such transfer, if it is a transfer to a Benefit Plan Investor. The Issuer and the Trustee shall be entitled to rely exclusively upon the information set forth on the face of the transfer certificates received pursuant to the terms of this Section 2.5 and only Notes that a Bank Officer of the Trustee actually knows to be so held shall be so disregarded.

(d) Notwithstanding anything contained herein to the contrary, except as provided in Section 2.5(c), the Trustee shall not be responsible for ascertaining whether any transfer complies with, or for otherwise monitoring or determining compliance with, the registration provisions of or any exemptions from the Securities Act, applicable state securities laws or the applicable laws of any other jurisdiction, ERISA, the Code, the Investment Company Act, or the terms hereof; provided that, if a certificate is specifically required by the terms of this Section 2.5 to be provided to the Trustee by a purchaser or by a prospective transferor or transferee, the Trustee shall be under a duty to receive and examine the same to determine whether or not the certificate substantially conforms on its face to the applicable requirements of this Indenture and shall promptly notify the party delivering the same if such certificate does not comply with such terms.

(e) For so long as any of the Notes are Outstanding, the Issuer shall not issue or permit the transfer of any ordinary shares of the Issuer to U.S. persons.

(f) Transfers of Global Notes shall only be made in accordance with Section 2.2(b) and this Section 2.5(f).

(i) Rule 144A Global Secured Note to Regulation S Global Secured Note. If a holder of a beneficial interest in a Rule 144A Global Secured Note deposited with DTC wishes at any time to exchange its interest in such Rule 144A Global Secured Note for an interest in the corresponding Regulation S Global Secured Note, or to transfer its interest in such Rule 144A Global Secured Note to a Person who wishes to take delivery thereof in the form of an interest in the corresponding Regulation S Global Secured Note, such holder (provided that, such holder (or, in the case of a transfer, the transferee) is not a U.S. person and is acquiring such interest in an offshore transaction) may, subject to the immediately succeeding sentence and the rules and procedures of DTC, exchange or transfer, or cause the exchange or transfer of, such interest for an equivalent beneficial interest in the corresponding Regulation S Global Secured Note. Upon receipt by the Registrar of (A) instructions given in accordance with DTC’s procedures from an Agent Member directing the Registrar to credit or cause to be credited a beneficial interest in the corresponding Regulation S Global Secured Note, but not less than the Minimum Denomination applicable to such holder’s Notes, in an amount equal to the beneficial interest in the Rule 144A Global Secured Note to be exchanged or transferred, (B) a written order given in accordance with DTC’s procedures containing information regarding the participant account of DTC and the Euroclear or Clearstream account to be credited with such increase and (C) a certificate in the form of Exhibit B-1 attached hereto given by the holder of such beneficial interest stating that the exchange or transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Notes, including that the holder or the transferee, as applicable, is not a U.S. person, and in an offshore transaction pursuant to and in accordance with Regulation S, and either (x) a Qualified Purchaser or (y) an entity owned exclusively by Qualified Purchasers then the Registrar shall approve the instructions at DTC to reduce the principal amount of the applicable Rule 144A Global Secured Note and to increase the principal amount of the Regulation S Global Secured Note by the aggregate principal amount of the beneficial interest in the Rule 144A Global Secured Note to be exchanged or transferred, and to credit or cause to be credited to the securities account of the Person specified in such instructions a beneficial interest in the corresponding Regulation S Global Secured Note equal to the reduction in the principal amount of the Rule 144A Global Secured Note.

(ii) Regulation S Global Note to Rule 144A Global Note. If a holder of a beneficial interest in a Regulation S Global Note deposited with DTC wishes at any time to exchange its interest in such Regulation S Global Note for an interest in the corresponding Rule 144A Global Note or to transfer its interest in such Regulation S Global Note to a Person who wishes to take delivery thereof in the form of an interest in the corresponding Rule 144A Global Note, such holder may, subject to the immediately succeeding sentence and the rules and procedures of Euroclear, Clearstream and/or DTC, as the case may be, exchange or transfer, or cause the exchange or transfer of, such interest for an equivalent beneficial interest in the corresponding Rule 144A Global Note. Upon receipt by the Registrar of (A) instructions from Euroclear, Clearstream and/or DTC, as the case may be, directing the Registrar to cause to be credited a beneficial interest in the corresponding Rule 144A Global Note in an amount equal to the beneficial interest in such

Regulation S Global Note, but not less than the Minimum Denomination applicable to such holder’s Notes to be exchanged or transferred, such instructions to contain information regarding the participant account with DTC to be credited with such increase and (B) a certificate in the form of Exhibit B-3 attached hereto given by the holder of such beneficial interest and stating, among other things, that, in the case of a transfer, the Person transferring such interest in such Regulation S Global Note reasonably believes that the Person acquiring such interest in a Rule 144A Global Note is a Qualified Institutional Buyer and either (x) a Qualified Purchaser or (y) an entity owned exclusively by Qualified Purchasers and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction, then the Registrar will approve the instructions at DTC to reduce, or cause to be reduced, the Regulation S Global Note by the aggregate principal amount of the beneficial interest in the Regulation S Global Note to be transferred or exchanged and the Registrar shall instruct DTC, concurrently with such reduction, to credit or cause to be credited to the securities account of the Person specified in such instructions a beneficial interest in the corresponding Rule 144A Global Note equal to the reduction in the principal amount of the Regulation S Global Note.

(iii) Global Note to Certificated Note. Subject to Section 2.10(a), if a holder of a beneficial interest in a Global Note deposited with DTC wishes at any time to transfer its interest in such Global Note to a Person who wishes to take delivery thereof in the form of a corresponding Certificated Note, such holder may, subject to the immediately succeeding sentence and the rules and procedures of Euroclear, Clearstream and/or DTC, as the case may be, transfer, or cause the transfer of, such interest for a Certificated Note; provided that, except with respect to transfers of Subordinated Notes to an IAI/QP, the Issuer has consented to any issuance of Certificated Subordinated Notes in connection with such transfer. Upon receipt by the Registrar of (A) a certificate substantially in the form of Exhibit B-2 or Exhibit B-4, as applicable, attached hereto executed by the transferee and (B) appropriate instructions from DTC, if required, the Registrar will approve the instructions at DTC to reduce, or cause to be reduced, the Global Note by the aggregate principal amount of the beneficial interest in the Global Note to be transferred, record the transfer in the Register in accordance with Section 2.5(a) and upon execution by the Issuer and authentication and delivery by the Trustee, one or more corresponding Certificated Notes, registered in the names specified in the instructions described in clause (B) above, in principal amounts designated by the transferee (the aggregate of such principal amounts being equal to the aggregate principal amount of the interest in such Global Note transferred by the transferor), and in authorized denominations.

(g) Transfers of Certificated Notes shall only be made in accordance with Section 2.2(b) and this Section 2.5(g).

(i) Certificated Notes to Global Notes. If a Holder of a Certificated Note wishes at any time to exchange its interest in a Certificated Note for an interest in the corresponding Rule 144A Global Note or a Regulation S Global Secured Note or to transfer such Certificated Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in a corresponding Global Note, such Holder may, subject to the immediately succeeding sentence and the rules and procedures of Euroclear, Clearstream and/or DTC, as the case may be, exchange or transfer, or cause the exchange or transfer of, such Certificated Note for a beneficial interest in a corresponding Global Note. Upon receipt by the Registrar of (A) a Holder’s Certificated Note properly endorsed for assignment to the transferee, (B) a certificate substantially in the form of Exhibit B-1 or Exhibit B-3 (as applicable) executed by the transferor, (C) instructions given in accordance with Euroclear, Clearstream or DTC’s procedures, as the case may be, from an Agent Member to instruct DTC to cause to be credited a beneficial interest in the applicable Global Notes in an amount equal to the Certificated Notes to be transferred or exchanged, and (D) a written order given in accordance with DTC’s procedures containing information regarding the participant’s account at DTC and/or Euroclear or Clearstream to be credited with such increase, the Registrar shall cancel such Certificated Note in accordance with Section 2.9, record the transfer in the Register in accordance with Section 2.5(a) and approve the instructions at DTC, concurrently with such cancellation, to credit or cause to be credited to the securities account of the Person specified in such instructions a beneficial interest in the corresponding Global Note equal to the principal amount of the Certificated Note transferred or exchanged.

(ii) Certificated Notes to Certificated Notes. If a Holder of a Certificated Note wishes at any time to exchange its interest in such Certificated Note for one or more other Certificated Notes of the same Class or wishes to transfer such Certificated Note, such Holder may do so in accordance with this Section 2.5(g)(ii). Upon receipt by the Registrar of (A) a Holder’s Certificated Note properly endorsed for assignment to the transferee, and (B) a certificate substantially in the form of Exhibit B-2 or Exhibit B-4, as applicable, attached hereto executed by the transferee, the Registrar shall cancel such Certificated Note in accordance with Section 2.9, record the transfer in the Register in accordance with Section 2.5(a) and upon execution by the Issuer and authentication and delivery by the Trustee, deliver one or more Certificated Notes bearing the same designation as the Certificated Note endorsed for transfer, registered in the names specified in the assignment described in clause (A) above, in principal amounts designated by the transferee (the aggregate of such principal amounts being equal to the aggregate principal amount of the Certificated Note surrendered by the transferor), and in authorized denominations; provided that, except with respect to transfers of Subordinated Notes to an IAI/QP, the Issuer has consented to any issuance of Certificated Subordinated Notes in connection with such transfer.

(h) If Notes are issued upon the transfer, exchange or replacement of Notes bearing the applicable legends set forth in the applicable part of Exhibit A hereto, and if a request is made to remove any such applicable legend on such Notes, the Notes so issued shall bear such applicable legend unless there is delivered to the Trustee and the Issuer such satisfactory evidence, which may include an Opinion of Counsel acceptable to them, as may be reasonably required by the Issuer (and which shall by its terms permit reliance by the Trustee), to the effect that neither such applicable legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of the Securities Act, the Investment Company Act, ERISA or the Code. Upon provision of such satisfactory evidence, the Trustee or its Authenticating Agent, at the written direction of the Issuer shall, after due execution by the Issuer authenticate and deliver Notes that do not bear such applicable legend.

(i) Each Person who becomes a beneficial owner of Notes represented by an interest in a Global Note will be deemed to have represented and agreed (or, in certain cases, will be required to represent and agree) as follows (except as may be expressly agreed in writing among a purchaser, the Issuer, the Placement Agents, in the case of a purchaser purchasing as part of the initial Offering):

(i) In connection with the purchase of such Notes: (A) none of the Transaction Parties or any of their respective Affiliates is acting as a fiduciary or financial or investment adviser for such beneficial owner; (B) such beneficial owner is not relying, and will not rely (for purposes of making any investment decision or otherwise), upon any written or oral advice, counsel or representations of the Transaction Parties or any of their respective Affiliates other than any statements in the final Offering Memorandum for such Notes, and such beneficial owner has read and understands such final Offering Memorandum for such Notes (including, without limitation, the descriptions herein of the structure of the transaction in which the Notes are being issued and the risks to purchasers of the Notes); (C) such beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary and has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to this Indenture) based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the Transaction Parties or any of their respective Affiliates; (D) such beneficial owner is either (1) (in the case of a beneficial owner of an interest in a Rule 144A Global Note) both (a) a Qualified Institutional Buyer that purchases such Notes in reliance on the exemption from Securities Act registration provided by Rule 144A thereunder that is neither a dealer described in paragraph (a)(1)(ii) of Rule 144A which owns and invests on a discretionary basis less than U.S.$25,000,000 in securities of issuers that are not affiliated Persons of the dealer nor a plan referred to in paragraph (a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144A under the Securities Act or a trust fund referred to in paragraph (a)(1)(i)(F) of Rule 144A under the Securities Act that holds the assets of such a plan, if investment decisions with respect to the plan are made by the beneficiaries of the plan, except with respect to investment decisions made solely by the fiduciary, trustee or sponsor of such plan and (b) a Qualified Purchaser or an entity owned exclusively by Qualified Purchasers or (2) (in the case of a beneficial owner of an interest in a Regulation S Global Note) (a) not a “U.S. person” and is acquiring the Notes in an offshore transaction (as defined in Regulation S) in reliance on the exemption from registration provided by Regulation S and (b) a Qualified Purchaser or an entity owned exclusively by Qualified Purchasers; (E) such beneficial owner is acquiring its interest in such Notes as principal solely for its own account for investment and not with a view to the resale, distribution or other disposition thereof in violation of the Securities Act; (F) such beneficial owner was not formed for the purpose of investing in such Notes; (G) such beneficial owner understands that the Issuer may receive a list of participants holding interests in the Notes from one or more book-entry depositories; (H) such beneficial owner will hold and transfer at least the Minimum Denomination of such Notes; (I) such beneficial owner is a sophisticated investor and is purchasing the Notes with a full understanding of all of the terms, conditions and risks thereof, and is capable of and willing to assume those risks; (J) such beneficial owner will provide notice of the relevant transfer restrictions to subsequent transferees; (K) none of the Transaction Parties or any of their respective Affiliates has given it (directly or indirectly through any other Person) any assurance, guarantee or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence or benefit (including legal, regulatory, tax, financial, accounting or otherwise) of the Notes or of this Indenture; (L) the beneficial owner has determined that the rates, prices or amounts and other terms of the purchase and sale of the Notes reflect those in the relevant market for similar transactions; (M) the beneficial owner is not a (x) partnership, (y) common trust fund or (z) special trust, pension, profit sharing or other retirement trust fund or plan in which the partners, beneficiaries or participants may designate the particular investments to be made; (N) the beneficial owner agrees that it will not hold any Notes for the benefit of any other Person, that it will at all times be the sole beneficial owner of the Notes for purposes of the Investment Company Act and all other purposes and that the beneficial owner will not sell participation interests in the Notes or enter into any other arrangement pursuant to which any other Person will be entitled to a beneficial interest in the distributions on the Notes; and (O) such beneficial owner understands that the Notes are illiquid and it is prepared to hold the Notes until their maturity.

(ii) (A) With respect to a Secured Note or any interest therein, (x) if such Person is, or is acting on behalf of, a Benefit Plan Investor, its acquisition, holding and disposition of such interest do not and will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and (y) if such Person is a governmental, church, non-U.S. or other plan which is subject to any Other Plan Law, such Person’s acquisition, holding and disposition of such Secured Note do not and will not constitute or result in a non-exempt violation of any such Other Plan Law.

(B) With respect to a Secured Note or any interest therein purchased by a Benefit Plan Investor, each beneficial owner will be deemed to represent, warrant and agree on each day on which such beneficial owner acquires such Note or interest therein through and including the date on which it disposes of such Note or interest therein that (i) that none of the Transaction Parties has provided or will provide any investment advice within the meaning of Section 3(21) of ERISA to the Benefit Plan Investor, or to any fiduciary or other person investing the assets of the Benefit Plan Investor (“Fiduciary”), in connection with its acquisition of the Notes, and (ii) the Fiduciary is exercising its own independent judgment in evaluating the investment of the Notes.

(C) With respect to the ERISA-Restricted Notes on each day from the date on which such beneficial owner acquires its interest in such ERISA-Restricted Notes through and including the date on which such beneficial owner disposes of its interest in such ERISA-Restricted Notes, (a) it is not, and is not acting on behalf of, a Benefit Plan Investor and (b) if it is a governmental, church, non-U.S. or other plan, (I) it is not, and for so long as it holds such ERISA-Restricted Notes or interest therein will not be, subject to Similar Law and (II) its acquisition, holding and disposition of such ERISA-Restricted Notes do not and will not constitute or result in a non-exempt violation of any Other Plan Law.

(iii) Such beneficial owner understands that such Notes are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, such Notes have not been and will not be registered or qualified under the Securities Act or any state securities laws, and, if in the future such beneficial owner decides to reoffer, resell, pledge or otherwise transfer such Notes, such Notes may be reoffered, resold, pledged or otherwise transferred only in accordance with the provisions of this Indenture and the legend on such Notes. Such beneficial owner acknowledges that no representation has been made as to the availability of any exemption under the Securities Act or any state securities laws for resale of such Notes. Such beneficial owner understands that the Issuer has not been registered under the Investment Company Act, and that the Issuer is excepted from registration as such by virtue of Section 3(c)(7) of the Investment Company Act.

(iv) Such beneficial owner is aware that, except as otherwise provided in this Indenture, any Notes being sold to it in reliance on Regulation S will be represented by one or more Regulation S Global Notes and that beneficial interests therein may be held only through DTC for the respective accounts of Euroclear or Clearstream.

(v) Such beneficial owner will provide notice to each Person to whom it proposes to transfer any interest in the Notes of the transfer restrictions and representations set forth in this Section 2.5 and Section 2.12, including the exhibits referenced herein.

(vi) Such beneficial owner agrees to be subject to the Bankruptcy Subordination Agreement.

(vii) Such beneficial owner will not, at any time, offer to buy or offer to sell the Notes by any form of general solicitation or advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or seminar or meeting whose attendees have been invited by general solicitations or advertising.

(viii) Each Person who becomes an owner of a beneficial interest in a Certificated Note will be required to make representations and agreements substantially similar to those set forth in Exhibit B-2 or Exhibit B-4, as applicable. Each Person who becomes an owner of a beneficial interest in any ERISA-Restricted Notes shall be deemed to have represented that they are not a Benefit Plan Investor. Each Person who purchases an interest in a Global Subordinated Note from the Issuer as part of the initial Offering will be required to make representations and agreements substantially similar to those set forth in Exhibit B-4. Each Person who becomes an owner of a Certificated Subordinated Note (including a transfer of an interest in a Global Subordinated Note to a transferee acquiring a Subordinated Note in certificated form) will be required to make the representations and agreements set forth in Exhibit B-4. Each Person who becomes an owner of a Subordinated Note on the Closing Date will be required to provide the Issuer with a representation letter containing representations substantially similar to those set forth in Exhibit B-4 hereto, as well as other agreements and indemnities.

(ix) To the best of such beneficial owner’s knowledge, none of: (a) such beneficial owner; (b) any Person controlling or controlled by such beneficial owner; (c) if such beneficial owner is a privately held entity, any Person having a beneficial interest in such beneficial owner; (d) any Person having a beneficial interest in the Notes; or (e) any Person for whom such beneficial owner is acting as agent or nominee in connection with its investment in the Notes is a country, territory, individual or entity named on any United States Treasury Department’s Office of Foreign Assets Control (“OFAC”) list of prohibited countries, territories, Persons, or is a Person prohibited under the OFAC programs that prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

(x) Any funds used by such beneficial owner to purchase the Notes are not directly or indirectly derived from activities that may contravene applicable laws and regulations, including anti-money laundering laws and regulations.

(xi) [Reserved].

(xii) Such beneficial owner consents to delivery by the Trustee to the Issuer and the Collateral Manager of (A) any information contained in any beneficial owners’ certifications, substantially in the form of Exhibit C, that the Trustee has received from such beneficial owners and (B) any other forms or information submitted to the Trustee in connection with such beneficial owner’s interest, the Holder of such beneficial owner’s interest or other Persons being granted access to the Trustee Website.

(xiii) Such beneficial owner understands that the Issuer may, if the Notes held by such beneficial owner are issued in the form of Certificated Notes, except in relation to certain categories of institutional investors, require a detailed verification of its identity and the source of the payment used by it for purchasing the Notes. The laws of other major financial centers may impose similar obligations upon the Issuer.

(j) Any purported transfer of a Note not in accordance with this Section 2.5 shall be null and void and shall not be given effect for any purpose whatsoever.

(k) The Registrar, the Trustee and the Issuer shall be entitled to conclusively rely on the information set forth on the face of any transferor and transferee certificate delivered pursuant to this Section 2.5 and shall be able to presume conclusively the continuing accuracy thereof, in each case without further inquiry or investigation. Notwithstanding anything in this Indenture to the contrary, the Trustee shall not be required to obtain any certificate specifically required by the terms of this Section 2.5 if the Trustee is not notified of or in a position to know of any transfer requiring such a certificate to be presented by the proposed transferor or transferee.

(l) For the avoidance of doubt, notwithstanding anything in this Indenture to the contrary either the Initial Purchaser or the Co-Placement Agent may hold a position in a Regulation S Global Note prior to the distribution of the applicable Notes represented by such position.

(m) Neither the Trustee nor the Registrar shall be liable for any delay in the delivery of directions from DTC and may conclusively rely on, and shall be fully protected in relying on, such direction as to the names of the beneficial owners in whose names such Certificated Notes shall be registered or as to delivery instructions for such Certificated Notes.

Section 2.6 Mutilated, Defaced, Destroyed, Lost or Stolen Note. If (a) any mutilated or defaced Note is surrendered to a Transfer Agent or if there shall be delivered to the Issuer, the Trustee and the relevant Transfer Agent evidence to their reasonable satisfaction of the destruction, loss or theft of any Note, and (b) there is delivered to the Issuer, the Trustee and such Transfer Agent such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Issuer, the Trustee or such Transfer Agent that such Note has been acquired by a protected purchaser, the Issuer shall execute and, upon Issuer Order, the Trustee shall authenticate and deliver to the Holder, in lieu of any such mutilated, defaced, destroyed, lost or stolen Note, a new Note, of like tenor (including the same date of issuance) and equal principal or face amount, registered in the same manner, dated the date of its authentication, bearing interest from the date to which interest has been paid on the mutilated, defaced, destroyed, lost or stolen Note and bearing a number not contemporaneously outstanding.

If, after delivery of such new Note, a protected purchaser of the predecessor Note presents for payment, transfer or exchange such predecessor Note, the Issuer, the Transfer Agent and the Trustee shall be entitled to recover such new Note from the Person to whom it was delivered or any Person taking therefrom, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer, the Trustee and the Transfer Agent in connection therewith.

In case any such mutilated, defaced, destroyed, lost or stolen Note has become due and payable, the Issuer in its discretion may, instead of issuing a new Note pay such Note without requiring surrender thereof except that any mutilated or defaced Note shall be surrendered.

Upon the issuance of any new Note under this Section 2.6, the Issuer may require the payment by the Holder thereof of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

Every new Note issued pursuant to this Section 2.6 in lieu of any mutilated, defaced, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer and such new Note shall be entitled, subject to the second paragraph of this Section 2.6, to all the benefits of this Indenture equally and proportionately with any and all other Notes of the same Class duly issued hereunder.

The provisions of this Section 2.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, defaced, destroyed, lost or stolen Notes.

Section 2.7 Payment of Principal and Interest and Other Amounts; Principal and Interest Rights Preserved. (a) The Secured Notes of each Class shall accrue interest during each Interest Accrual Period at the applicable Interest Rate and such interest will be payable in arrears on each Payment Date, subject to Section 10.2(f), each Interim Payment Date and each Redemption Date that is not a Payment Date and, following an Enforcement Event, any other date fixed by the Trustee on the Aggregate Outstanding Amount thereof on the first day of the related Interest Accrual Period (after giving effect to payments of principal thereof on such date), except as otherwise set forth below. Payment of interest on each Class of Secured Notes (and payments of available Interest Proceeds to the Holders of Subordinated Notes) will be subordinated to the payment of interest on each related Priority Class as provided in Section 11.1. So long as any Priority Class of Secured Notes is Outstanding with respect to the Deferrable Notes, any payment of interest due on the Deferrable Notes, respectively, which is not available to be paid (“Deferred Interest”) in accordance with the Priority of Payments on any Payment Date shall not be considered “due and payable” for the purposes of Section 5.1(a) (and the failure to pay such interest shall not be an Event of Default), but will be deferred and will bear interest at the Interest Rate for such Class of Secured Notes until the earliest of (i) the Payment Date on which funds are available to pay such Deferred Interest in accordance with the Priority of Payments, (ii) the Redemption Date with respect to such Class of Secured Notes, (iii) the Interim Payment Date on which accrued and unpaid interest of such Class is paid pursuant to Section 10.2(f) and (iv) the Stated Maturity of such Class of Secured Notes. Regardless of whether any Priority Class of Secured Notes is Outstanding with respect to the Deferrable Notes, to the extent that funds are not available on any Payment Date (other than the Redemption Date with respect to, or Stated Maturity of, such Class of Secured Notes) to pay previously accrued Deferred Interest, such previously accrued Deferred Interest will not be due and payable on such Payment Date and any failure to pay such previously accrued Deferred Interest on such Payment Date will not be an Event of Default. Interest will cease to accrue on each Secured Note, or in the case of a partial repayment, on such repaid part, from the date of repayment. To the extent lawful and enforceable, interest on any interest that is not paid when due on any Class A-1 Notes, or Class A-2 Notes or, if no Class A-1 Notes or Class A-2 Notes are Outstanding, any Class B Notes or, if no Class B Notes are Outstanding, any Class C Notes shall accrue at the Interest Rate for such Class until paid as provided herein.

(b) The principal of each Secured Note of each Class matures at par and is due and payable on the date of the Stated Maturity for such Class, unless such principal has been previously repaid or unless the unpaid principal of such Secured Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise. Notwithstanding the foregoing, the payment of principal of each Class of Secured Notes (and payments of available Principal Proceeds to the Holders of the Subordinated Notes) may only occur in accordance with the Priority of Payments or on an Interim Payment Date pursuant to Section 10.2(f). Payments of principal on any Class of Secured Notes (and distributions of available Principal Proceeds to the Holders of the Subordinated Notes) which are not paid, in accordance with the Priority of Payments, on any Payment Date (other than the Payment Date which is the Stated Maturity of such Class of Secured Notes or any Redemption Date), because of insufficient funds therefor shall not be considered “due and payable” for purposes of Section 5.1(a) until the Payment Date on which such principal may be paid in accordance with the Priority of Payments or all Priority Classes with respect to such Class have been paid in full.

(c) Principal payments on the Notes will be made in accordance with the Priority of Payments and Article IX and, on an Interim Payment Date pursuant to Section 10.2(f).

(d) As a condition to the payment of any amounts on any Note without the imposition of withholding or back-up withholding tax, any Paying Agent (including the Trustee serving in such capacity) shall require certification acceptable to it to enable it to determine its duties and liabilities, or such certification as the Issuer or any Paying Agent shall request to enable such party to determine its duties and liabilities, with respect to any taxes or other charges that they may be required to deduct or withhold from payments in respect of such Note under any present or future law or regulation of the United States and any other applicable jurisdiction, or any present or future law or regulation of any political subdivision thereof or taxing authority therein or to comply with any reporting or other requirements under any such law or regulation. The Issuer shall not be obligated to pay any additional amounts to the Holders or beneficial owners of the Notes as a result of deduction or withholding for any present or future taxes, duties, assessments or governmental charges with respect to the Notes. Nothing herein shall be construed to obligate the Paying Agent to determine the duties or liabilities of the Issuer or any other paying agent with respect to any tax certification or withholding requirements, or any tax certification or withholding requirements of any jurisdiction, political subdivision or taxing authority outside the United States.

(e) Payments in respect of interest on and principal of any Secured Note and any payment with respect to any Subordinated Note shall be made by the Trustee in Dollars to DTC or its designee with respect to a Global Note and to the Holder or its nominee with respect to a Certificated Note, by wire transfer, as directed by the Holder, in immediately available funds to a Dollar account maintained by DTC or its nominee with respect to a Global Note, and to the Holder or its nominee with respect to a Certificated Note; provided that, (1) in the case of a Certificated Note, the Holder thereof shall have provided written wiring instructions to the Trustee on or before the related Record Date and (2) if appropriate instructions for any such wire transfer are not received by the related Record Date, then such payment shall be made by check drawn on a U.S. bank mailed to the address of the Holder specified in the Register. Upon final payment due on the Maturity of a Note, the Holder thereof shall present and surrender such Note at the Corporate Trust Office or at the office of any Paying Agent on or prior to such Maturity; provided that, if the Trustee and the Issuer shall have been furnished such security or indemnity as may be required by them to save each of them harmless and an undertaking thereafter to surrender such certificate, then, in the absence of notice to the Issuer or the Trustee that the applicable Note has been acquired by a protected purchaser, such final payment shall be made without presentation or surrender. Neither the Issuer, the Trustee, the Collateral Manager, nor any Paying Agent will have any responsibility or liability for any aspects of the records maintained by DTC, Euroclear, Clearstream or any of the Agent Members relating to or for payments made thereby on account of beneficial interests in a Global Note. In the case where any final payment of principal and interest is to be made on any Secured Note (other than on the Stated Maturity thereof) or any final payment is to be made on any Subordinated Note, the Trustee, in the name and at the expense of the Issuer shall prior to the date on which such payment is to be made, mail (by first class mail, postage prepaid) to the Persons entitled thereto at their addresses appearing on the Register a notice which shall specify the date on which such payment will be made, the amount of such payment per U.S.$1,000 original principal amount of Secured Notes or original principal amount of Subordinated Notes and the place where such Notes may be presented and surrendered for such payment.

(f) Payments of principal to Holders of the Secured Notes of each Class shall be made in the proportion that the Aggregate Outstanding Amount of the Secured Notes of such Class registered in the name of each such Holder on the applicable Record Date bears to the Aggregate Outstanding Amount of all Secured Notes of such Class on such Record Date. Payments to the Holders of the Subordinated Notes from Interest Proceeds and Principal Proceeds shall be made in the proportion that the Aggregate Outstanding Amount of the Subordinated Notes registered in the name of each such Holder on the applicable Record Date bears to the Aggregate Outstanding Amount of all Subordinated Notes on such Record Date.

(g) Interest accrued with respect to the Floating Rate Notes shall be calculated on the basis of the actual number of days elapsed in the applicable Interest Accrual Period divided by 360. Interest accrued with respect to any Fixed Rate Notes shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

(h) All reductions in the principal amount of a Note (or one or more predecessor Notes) effected by payments of installments of principal made on any Payment Date, Interim Payment Date or Redemption Date shall be binding upon all future Holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note.

(i) Notwithstanding any other provision of this Indenture, the obligations of the Issuer arising from time to time and at any time under the Notes and this Indenture are limited recourse obligations of the Issuer payable solely from the Assets available at such time and following realization of the Assets, and application of the proceeds thereof in accordance with this Indenture, all obligations of and any remaining claims against the Issuer hereunder or in connection herewith after such realization shall be extinguished and shall not thereafter revive. No recourse shall be had against any Officer, director, manager, member, employee, shareholder, authorized person, organizer or incorporator of the Issuer, the Collateral Manager, the U.S. Retention Holder or their respective Affiliates, successors or assigns for any amounts payable under the Notes or this Indenture. It is understood that the foregoing provisions of this paragraph (i) shall not (i) prevent recourse to the Assets for the sums due or to become due under any security, instrument or agreement which is part of the Assets or (ii) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Notes (to the extent they evidence debt) or secured by this Indenture until such Assets have been realized. It is further understood that the foregoing provisions of this paragraph (i) shall not limit the right of any Person to name the Issuer as a party defendant in any Proceeding or in the exercise of any other remedy under the Notes or this Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such Person. The Subordinated Notes are not secured hereunder.

(j) Subject to the foregoing provisions of this Section 2.7, each Note delivered under this Indenture and upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to unpaid interest and principal (or other applicable amount) that were carried by such other Note.

Section 2.8 Persons Deemed Owners. The Issuer, the Trustee, and any agent of the Issuer or the Trustee shall treat as the owner of each Note the Person in whose name such Note is registered on the Register on the applicable Record Date for the purpose of receiving payments of principal of and interest on such Note and on any other date for all other purposes whatsoever (whether or not such Note is overdue), and none of the Issuer, the Trustee or any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

Section 2.9 Cancellation; Issuer Purchases. (a) All Notes surrendered for payment, registration of transfer, exchange or redemption, or mutilated, defaced or deemed lost or stolen, shall be promptly canceled by the Trustee and may not be reissued or resold. Except as provided in Section 2.9(b), no Note may be surrendered (including in connection with any abandonment, donation, gift, contribution or other event or circumstance) except for payment as provided herein, or for registration of transfer, exchange or redemption, or for replacement in connection with any Note mutilated, defaced or deemed lost or stolen. Any Notes surrendered for cancellation as permitted by this Section 2.9 shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.9, except as expressly permitted by this Indenture. All canceled Notes held by the Trustee shall be destroyed or held by the Trustee in accordance with its standard retention policy unless the Issuer shall direct by an Issuer Order received prior to destruction that they be returned to it. Except as permitted under Section 2.9(b), the Issuer may not purchase any of the Notes.

(b) In addition to a cancellation pursuant to Section 2.9(a), the Issuer may, (x) apply any amount on deposit in the Supplemental Reserve Account, as set forth in Section 10.3(e) to acquire Secured Notes (or beneficial interests therein) and/or (y) apply any amount on deposit in the Principal Collection Subaccount, as set forth in Section 10.2(c) to acquire Secured Notes (or beneficial interests therein) in each case, in sequential order of priority and in accordance with applicable law (any such Secured Notes, “Repurchased Notes”). In addition, the following additional requirements shall apply to the acquisition of Repurchased Notes from Principal Proceeds on deposit in the Principal Collection Subaccount pursuant to Section 2.9 (b)(y):

(i) any offer for such purchase must be extended to all Holders of Secured Notes of such Class, to the extent reasonably practicable, in such amounts as are necessary to preserve their pro rata holdings of such Class (provided that no such Holder shall be obligated to accept any such offer);

(ii) no Event of Default has occurred and is continuing on the date of such offer or such acquisition;

(iii) each Coverage Test is satisfied, or if not satisfied immediately before giving effect to such acquisition, is maintained or improved immediately after giving effect to such acquisition;

(iv) to the extent that Sale Proceeds are used to consummate the acquisition by the Issuer of any such Repurchased Notes, each requirement or test, as the case may be, of the Concentration Limitations and the Collateral Quality Tests will be satisfied, maintained or improved after giving effect to such acquisition of Repurchased Notes; and

(v) the purchase price of such Repurchased Notes must be equal to or less than par.

Any such Repurchased Notes will be delivered (at the direction of the Issuer (or the Collateral Manager on its behalf)) to the Trustee for cancellation. All Repurchased Notes will be promptly canceled by the Trustee at the direction of the Issuer (or the Collateral Manager on its behalf) and may not be reissued or resold and such Repurchased Notes will no longer be treated as Outstanding under this Indenture for any purpose (including, without limitation, for purposes of calculating any Coverage Test). The Issuer shall provide notice of its purchase of any Repurchased Notes to Moody’s.

Section 2.10 DTC Ceases to Be Depository. (a) A Global Note deposited with DTC pursuant to Section 2.2 shall be transferred in the form of a corresponding Certificated Note to the beneficial owners thereof only if (A) such transfer complies with Section 2.5 and (B) (x) (i) DTC notifies the Issuer that it is unwilling or unable to continue as depository for such Global Note or (ii) DTC ceases to be a Clearing Agency registered under the Exchange Act and, in each case, a successor depository is not appointed by the Issuer within 90 days after such event or (y) an Event of Default has occurred and is continuing and such transfer is requested by any beneficial owner of an interest in such Global Note.

(b) Any Global Note that is transferable in the form of a corresponding Certificated Note to the beneficial owner thereof pursuant to this Section 2.10 shall be surrendered by DTC to the Corporate Trust Office to be so transferred, in whole or from time to time in part, without charge, and the Issuer shall execute and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Note, an equal aggregate principal amount of definitive physical certificates (pursuant to the instructions of DTC) in authorized denominations. Any Certificated Note delivered in exchange for an interest in a Global Note shall, except as otherwise provided by Section 2.5, bear the legends set forth in the applicable Exhibit A and shall be subject to the transfer restrictions referred to in such legends.

(c) Subject to the provisions of paragraph (b) of this Section 2.10, the Holder of a Global Note may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which such Holder is entitled to take under this Indenture or the Notes.

(d) In the event of the occurrence of any of the events specified in clause (a) of this Section 2.10, the Issuer will promptly make available to the Trustee a reasonable supply of Certificated Notes.

If Certificated Notes are not so issued by the Issuer to such beneficial owners of interests in Global Notes as required by subsection (a) of this Section 2.10, the Issuer expressly acknowledges that the beneficial owners shall be entitled to pursue any remedy that the Holders of a Global Note would be entitled to pursue in accordance with Article V (but only to the extent of such beneficial owner’s interest in the Global Note) as if corresponding Certificated Notes had been issued; provided that, the Trustee shall be entitled to rely upon any certificate of ownership provided by such beneficial owners (including a certificate in the form of Exhibit C) and/or other forms of reasonable evidence of such ownership. In addition, the beneficial owners of interest in Global Notes may provide (and the Trustee may receive and rely on) consents to the Trustee that the Holders of a Global Note would be entitled to provide in accordance with this Indenture (but only to the extent of such beneficial owner’s interest in the Global Note, as applicable).

Neither the Trustee nor the Registrar shall be liable for any delay in the delivery of directions from DTC and may conclusively rely on, and shall be fully protected in relying on, such direction as to the names of the beneficial owners in whose names such Certificated Notes shall be registered or as to delivery instructions for such Certificated Notes.

Section 2.11 Non-Permitted Holders. (a) Notwithstanding anything to the contrary elsewhere in this Indenture, any transfer of a beneficial interest in any Note to a U.S. person that is not a QIB/QP (or, solely in the case of any Note issued in the form of a Certificated Note, an IAI/QP) shall be null and void and any such purported transfer of which the Issuer or the Trustee shall have notice may be disregarded by the Issuer and the Trustee for all purposes. In addition, the acquisition of Notes by a Non-Permitted ERISA Holder shall be null and void ab initio.

(b) If any U.S. person that is not a QIB/QP (or, in the case of any Note issued in the form of a Certificated Note, an IAI/QP) shall become the Holder or beneficial owner of an interest in a Note (any such Person, a “Non-Permitted Holder”), the Issuer (or the Collateral Manager on behalf of the Issuer) shall, promptly after discovery that such Person is a Non-Permitted Holder by the Issuer or the Trustee send notice to such Non-Permitted Holder demanding that such Non-Permitted Holder transfer its interest in the Notes, as applicable, held by such Person to a Person that is not a Non-Permitted Holder within 30 days after the date of such notice. If such Non-Permitted Holder fails to so transfer such Notes, as applicable, the Issuer or the Collateral Manager acting for the Issuer shall have the right, without further notice to the Non-Permitted Holder, to sell such Notes or interest in such Notes, as applicable, to a purchaser selected by the Issuer that is not a Non-Permitted Holder on such terms as the Issuer may choose. The Issuer, or the Collateral Manager acting on behalf of the Issuer, may select the purchaser by soliciting one or more bids from one or more brokers or other market professionals that regularly deal in securities similar to the Notes and sell such Notes to the highest such bidder; provided that, the Collateral Manager, its Affiliates and accounts, funds, clients or portfolios established and controlled by the Collateral Manager shall be entitled to bid in any such sale. However, the Issuer or the Collateral Manager may select a purchaser by any other means determined by it in its sole discretion. The Holder of each Note, the Non-Permitted Holder and each other Person in the chain of title from the Holder to the Non-Permitted Holder, by its acceptance of an interest in the Notes, as applicable, agrees to cooperate with the Issuer and the Trustee to effectuate such transfers. The proceeds of such sale, net of any commissions, expenses and taxes due in connection with such sale shall be remitted to the Non-Permitted Holder. The terms and conditions of any sale under this sub-section shall be determined in the sole discretion of the Issuer, and none of the Issuer, the Trustee or the Collateral Manager shall be liable to any Person having an interest in the Notes, as applicable, sold as a result of any such sale or the exercise of such discretion.

(c) Notwithstanding anything to the contrary elsewhere in this Indenture, any transfer of a beneficial interest in any Note to a Person who has made an ERISA-related representation required by Section 2.5 that is subsequently shown to be false or misleading shall be null and void and any such purported transfer of which the Issuer or the Trustee shall have notice may be disregarded by the Issuer and the Trustee for all purposes.

(d) If any Person shall become the beneficial owner of an interest in any Note who has made or is deemed to have made a prohibited transaction, Benefit Plan Investor, Similar Law, Other Plan Law or other ERISA representation required by Section 2.5 that is subsequently shown to be false or misleading (any such Person a “Non-Permitted ERISA Holder”), the Issuer (or the Collateral Manager on behalf of the Issuer) shall, promptly after discovery that such Person is a Non-Permitted ERISA Holder by the Issuer send notice to such Non-Permitted ERISA Holder demanding that such Non-Permitted ERISA Holder transfer its interest in such Notes, as applicable, to a Person that is not a Non-Permitted ERISA Holder within 10 days after the date of such notice. If such Non-Permitted ERISA Holder fails to so transfer such Notes, as applicable, the Issuer shall have the right, without further notice to the Non-Permitted ERISA Holder, to sell such Notes or interest in such Notes to a purchaser selected by the Issuer that is not a Non-Permitted ERISA Holder on such terms as the Issuer may choose. The Issuer may select the purchaser by soliciting one or more bids from one or more brokers or other market professionals that regularly deal in securities similar to the Notes and sell such Notes, as applicable, to the highest such bidder; provided that, the Collateral Manager, its Affiliates and accounts, funds, clients or portfolios established and controlled by the Collateral Manager shall be entitled to bid in any such sale (but only if such bidding entity is not a Non-Permitted ERISA Holder and such bid or resulting acquisition would not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a non-exempt violation of Other Plan Law). However, the Issuer may select a purchaser by any other means determined by it in its sole discretion. The Holder of each Note, the Non-Permitted ERISA Holder and each other Person in the chain of title from the holder to the Non-Permitted ERISA Holder, by its acceptance of an interest in the Notes, agrees to cooperate with the Issuer and the Trustee to effect such transfers. The proceeds of such sale, net of any commissions, expenses and taxes due in connection with such sale shall be remitted to the Non-Permitted ERISA Holder. The terms and conditions of any sale under this subsection shall be determined in the sole discretion of the Issuer, and none of the Issuer, the Trustee or the Collateral Manager shall be liable to any Person having an interest in the Notes, as applicable, sold as a result of any such sale or the exercise of such discretion.

Section 2.12 Tax Treatment; Tax Certifications.

(a) Each Holder of a Note (including, for purposes of this Section 2.12, a beneficial owner of an interest in a Note) shall treat the Secured Notes as indebtedness, and the Subordinated Notes as equity, for U.S. federal, state and local income and franchise tax purposes, except as otherwise required by law.

(b) Each Holder of a Note acknowledges and agrees that the failure to provide the Issuer and the Trustee (or any of their agents) with the properly completed and signed tax certifications (generally, in the case of U.S. federal income tax, an IRS Form W-9 (or applicable successor form) in the case of a person that is a U.S. Tax Person or the appropriate IRS Form W-8 (or applicable successor form) in the case of a person that is not a U.S. Tax Person) may result in withholding from payments in respect of the Note, including U.S. federal withholding or back-up withholding.

(c) Each Holder of a Note agrees to provide the Issuer and any relevant intermediary with any information or documentation that is required under FATCA or that the Issuer or relevant intermediary deems appropriate to enable the Issuer or relevant intermediary to determine their duties and liabilities with respect to any taxes they may be required to withhold pursuant to FATCA in respect of such Note. In addition, each Holder of such Notes (or any interest therein) acknowledges that the Issuer has the right under this Indenture to withhold on any holder or any beneficial owner of an interest in a Note that fails to comply with FATCA.

(d) Each Holder of a Secured Note, if it is not a U.S. Tax Person, represents that either (a) it is not (i) a bank (or an entity affiliated with a bank) extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business (within the meaning of Section 881(c)(3)(A) of the Code), (ii) a “10-percent shareholder” with respect to the Issuer (or, for so long as the equity is held by a single holder, such holder of the equity) within the meaning of Section 871(h)(3) or Section 881(c)(3)(D) of the Code, or (iii) a “controlled foreign corporation” that is related to the Issuer (or, for so long as the equity is held by a single holder, such holder of the equity) within the meaning of Section 881(c)(3)(C) of the Code; (b) it is a person that is eligible for benefits under an income tax treaty with the United States that eliminates U.S. federal income taxation of U.S. source interest not attributable to a permanent establishment in the United States; or (c) it has provided an IRS Form W-8ECI representing that all payments received or to be received by it on the Notes are effectively connected with the conduct of a trade or business in the United States.

(e) Each Holder of a Secured Note, if it is not a U.S. Tax Person, represents and acknowledges that it is not and will not become a member of an “expanded group” (within the meaning of the regulations issued under Section 385 of the Code) that includes a domestic corporation (as determined for U.S. federal income tax purposes) if either (i) the Issuer is an entity disregarded as separate from such domestic corporation for U.S. federal income tax purposes or (ii) the Issuer is a “controlled partnership” (within the meaning of the regulations) with respect to such expanded group or an entity disregarded as separate from such controlled partnership for U.S. federal income tax purposes.

(f) Each Holder of a Subordinated Note represents, acknowledges and agrees that (i) it is and will be a U.S. Tax Person, (ii) it will provide the Issuer and the Trustee (and any of their agents) with a correct, complete and properly executed IRS Form W-9 (or applicable successor form) and (iii) if it fails to provide the Issuer and the Trustee (and any of their agents) with the properly completed and signed tax certifications specified above, the acquisition of its interest in such Note shall be void ab initio.

(g) Each Holder of a Subordinated Note represents, acknowledges, and agrees that: (i) such Note may not be acquired or owned by any person that is classified for U.S. federal income tax purposes as a partnership, Subchapter S corporation or grantor trust unless (A) (1) except where such person owns 100% of the Outstanding Subordinated Notes, none of the direct or indirect beneficial owners of any interest in such person have or ever will have more than 40% of the value of its interest in such person attributable to the aggregate interest of such person in the combined value of the Subordinated Notes and any other equity interests in the Issuer, and (2) it is not and will not be a principal purpose of the arrangement involving the investment of such person in any Subordinated Note or any other equity interests in the Issuer to permit any partnership to satisfy the 100-partner limitation of Treasury Regulations Section 1.7704-1(h)(1)(ii) or (B) such person obtains Tax Advice that such transfer will not cause the Issuer to be treated as a publicly traded partnership taxable as a corporation; (ii) such Note may not be acquired, and no Holder of a Subordinated Note may sell, transfer, assign, participate, pledge or otherwise dispose of (“Transfer”) such Note or cause such Note (or any interest therein) to be marketed, (A) on or through an “established securities market” within the meaning of Section 7704(b)(1) of the Code and Treasury Regulations Section 1.7704-1(b), including without limitation, an interdealer quotation system that regularly disseminates firm buy or sell quotations or (B) if such acquisition or Transfer would cause the combined number of holders of Subordinated Notes and any other equity interests in the Issuer to be more than 90; (iii) it will not participate in the creation or other transfer of any financial instrument or contract the value of which is determined in whole or in part by reference to the Issuer (including the amount of distributions by the Issuer, the value of the Issuer’s assets, or the results of the Issuer’s operations or the Subordinated Notes); and (iv) any Transfer of a Subordinated Note that would violate any of the three preceding paragraphs above or otherwise cause the Issuer to be unable to rely on the “private placement” safe harbor of Treasury Regulations Section 1.7704-1(h) will be void and of no force or effect, and it will not transfer any interest in such Note to any person that does not agree to be bound by the three preceding paragraphs above or by this paragraph.

(h) Each Holder of a Subordinated Note held in the form of a Global Note acknowledges and agrees that (i) such Note may not be transferred unless the transferee shall have furnished the Issuer and the Trustee a fully executed Daisy Chain Letter, (ii) any transfer made in violation of the foregoing shall be void ab initio and (iii) prior to any transfer of such Global Note to any person (“Subsequent Transferee”), the Holder shall notify the Subsequent Transferee of the Subsequent Transferee’s obligation to furnish a Daisy Chain Letter to the Trustee and the Issuer

(i) Each Holder a Subordinated Note agrees that, prior to any transfer of such Note, it shall deliver to the transferee a properly completed certificate, in a form reasonably acceptable to the transferee and the Trustee, stating, under penalty of perjury, the transferor’s United States taxpayer identification number and that the transferor is not a foreign person within the meaning of Section 1446(f)(2) of the Code (such certificate, a “Non-Foreign Status Certificate”). Each Holder of a Subordinated Note acknowledges that the failure to provide a Non-Foreign Status Certificate to the transferee may result in withholding on the amount realized on its disposition of such Note.

(j) Each Holder of a Subordinated Note acknowledges and agrees that it will take any and all actions, and to furnish any and all information, requested by the Issuer in order to permit the Issuer to minimize any tax liability that would otherwise be imposed on the Issuer under Section 6225 of the Code, or any successor provision, including (if requested by the Issuer) by (i) filing amended tax returns to take into account any adjustment to the amount of any item of income, gain, loss, deduction, or credit of such Holder or beneficial owner, or of any person’s distributive share thereof, and (ii) providing the Issuer with any information necessary for the Issuer to (x) establish the amount of any tax liability resulting from any such adjustment and (y) elect (in accordance with Section 6226 of the Code, or any successor provision) for each Holder or beneficial owner to take any such adjustment into account directly. To the fullest extent permitted by law, each Holder and beneficial owner of a Subordinated Note hereby agrees to indemnify the Issuer for the Holder’s or beneficial owner’s allocable share of any applicable tax liability of any type whatsoever (including any liability for penalties, additions to tax or interest) attributable to such Holder’s or beneficial owner’s share of the income of the Issuer or attributable to distributions to such Holder or beneficial owner. This paragraph (j) shall survive the termination of any Holder’s or beneficial owner’s interest in its Subordinated Note.

(k) Each Holder of a Subordinated Note acknowledges and agrees that, for so long as the Issuer is disregarded as separate from it for U.S. federal income tax purposes, a Note may not be transferred by such Holder (except to a person that is disregarded as separate from such Holder for U.S. federal income tax purposes), unless it has received Tax Advice to the effect that such transfer will not result in the Issuer becoming classified as an association taxable as a corporation or as a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes and will not cause the Issuer to be subject to U.S. federal income tax on a net basis.

(l) Each Holder of a Subordinated Note acknowledge and agrees that, for so long as there are two or more Holders of the Subordinated Notes, a Holder may not acquire Subordinated Notes if such acquisition would cause such Holder to hold 100% of the Outstanding Subordinated Notes.

(m) Each Holder of a Subordinated Note acknowledges and agrees that, it shall not transfer any Note (except to a person that is disregarded as separate from it for U.S. federal income tax purposes) if at any time prior to such transfer the Issuer was disregarded as separate from such Holder for U.S. federal income tax purposes, unless it shall have received Tax Advice to the effect that, immediately following such transfer, such Note and other outstanding Notes of the same Class (other than any Notes that it holds immediately after such transfer) will be fungible for U.S. federal income tax purposes.

(n) Each Holder of a Note agrees that it will indemnify the Issuer, the Trustee and their respective agents from any and all damages, cost and expenses (including any amount of taxes, fees, interest, additions to tax, or penalties) resulting from the failure by it to comply with its obligations under the Note and that such indemnification will continue with respect to any period during which such holder held a Note, notwithstanding it ceasing to be a Holder of the Note.

Section 2.13 Additional Issuance. (a) At any time during the Reinvestment Period (or, (i) in the case of an issuance of Subordinated Notes or Additional Junior Securities, after the Reinvestment Period) or (ii) or, in the case of a Risk Retention Issuance only, during or after the Reinvestment Period), the Issuer may (x) issue and sell additional securities of any one or more new classes of Additional Junior Securities and/or (y) issue and sell additional securities of any one or more existing Classes (as applicable, in accordance with this Section 2.13); provided that, other than in connection with a Risk Retention Issuance, the following conditions are met:

(i) (A) the Collateral Manager consents to such issuance; (B) such issuance is consented to by a Majority of the Subordinated Notes; provided that, the consent specified in this subclause (B) shall not be required with respect to any additional issuance if such additional issuance is effected, in the sole discretion of the Collateral Manager, in order to permit the Collateral Manager to comply with the Securitization Laws or the U.S. Risk Retention Rules; (C) the reasonable fees, costs, charges and expenses incurred in connection with such additional issuance have been paid or will be adequately provided for from (1) the additional issuance and (2) any amounts on deposit in, or reasonably expected to be deposited into, the Expense Reserve Account or the Supplemental Reserve Account that are designated to pay fees, costs, charges and expenses incurred in connection with such additional issuance (except for expenses owed to Persons that the Collateral Manager informs the Trustee will be paid solely as Administrative Expenses payable in accordance with the Priority of Payments); and (D) such issuance is consented to by a Majority of the Class A-1 Notes; provided that, the consent specified in clause (D) above shall not be required with respect to any additional issuance that (1) is solely an additional issuance of Additional Junior Securities and/or Subordinated Notes or (2) (x) is effected, in the sole discretion of the Collateral Manager, in order to permit the Collateral Manager to comply with the Securitization Laws or the U.S. Risk Retention Rules and (y) is not an additional issuance of Class A-1 Notes that, once issued and when aggregated with all prior additional issuances of Class A-1 Notes, shall exceed 6% of the Aggregate Outstanding Amount of the Class A-1 Notes on the Closing Date;

(ii) in the case of additional securities of any one or more existing Classes (other than the Subordinated Notes), the aggregate principal amount of Secured Notes of such Class issued in all additional issuances with respect to such Class may not exceed 100% of the Aggregate Outstanding Amount of the Secured Notes of such Class on the Closing Date;

(iii) in the case of additional securities of any one or more existing Classes, the terms of the securities issued must be identical to the respective terms of previously issued Notes of the applicable Class (except that the interest due on additional Secured Notes will accrue from the issue date of such additional Secured Notes and the interest rate and price of such Notes do not have to be identical to those of the initial Notes of that Class);

(iv) in the case of additional securities of any one or more existing Classes, unless only additional Subordinated Notes are being issued, additional securities of all Junior Classes and Pari Passu Classes (relative to the most senior Class of Notes in the Note Payment Sequence being issued) must be issued and such issuance of additional securities must be proportional across all Classes; provided that, the principal amount of Subordinated Notes issued in any such issuance may exceed the proportion otherwise applicable to the Subordinated Notes;

(v) in the case of additional securities of any one or more existing Classes, unless only additional Subordinated Notes are being issued, the Global Rating Agency Condition has been satisfied; provided that, in the case of an additional issuance of Additional Junior Securities, each Rating Agency shall be notified of such issuance;

(vi) (A) the proceeds of any additional securities (net of fees and expenses incurred in connection with such issuance) shall not be treated as Refinancing Proceeds and such proceeds shall be treated as Principal Proceeds and used to purchase additional Collateral Obligations (during the Reinvestment Period), to invest in Eligible Investments or to apply pursuant to the Priority of Payments; and (B) the net proceeds from the issuance of any Additional Junior Securities or any additional Subordinated Notes in each case, in excess of the amount (if any) required to cause the condition set forth in clause vii) below to be satisfied (such excess Subordinated Notes and Additional Junior Securities, as determined by the Collateral Manager, “Excess Additional Junior Notes”), may be deposited into the Supplemental Reserve Account at the direction of the Collateral Manager and applied for any Permitted Use;

(vii) in the case of an issuance of additional Secured Notes, after giving effect to such issuance, the Overcollateralization Ratio applicable to the most junior Class of Secured Notes issued on the Last Closing Event shall be not lower than the Overcollateralization Ratio with respect to such Class of Notes as of the Last Closing Event; provided that, for purposes of this clause, clause (i) of the definition of “Overcollateralization Ratio” shall be deemed to refer to the Target Initial Par Amount as of such date;

(viii) Tax Advice will be delivered to the Issuer (with a copy to the Trustee), in form and substance satisfactory to the Collateral Manager, to the effect that (A) any additional Class A-1 Notes, Class A-2 Notes, Class B Notes or Class C Notes will be treated as debt for U.S. federal income tax purposes; provided that the Tax Advice described in this Section 2.13(a)(viii)(A) will not be required with respect to any additional Notes that bear a different CUSIP number (or equivalent identifier) from the Notes of the same Class that are Outstanding at the time of the additional issuance, and (B) such additional issuance will not cause the Issuer to be subject to U.S. federal income tax with respect to its net income;

(ix) an Officer’s certificate of the Issuer shall be delivered to the Trustee certifying that all conditions precedent applicable to the issuance of such additional securities under this Indenture, including those requirements set forth in this Section 2.13(a), have been satisfied; and

(x) the additional securities will be issued in a manner that allows the Issuer to accurately provide the tax information relating to original issue discount of the additional Notes.

(b) Except with respect to any additional Notes issued in connection with an Optional Redemption by Refinancing in whole, any additional securities of an existing Class issued as described above will, to the extent reasonably practicable, be offered first to Holders of that Class in such amounts as are necessary to preserve their pro rata holdings of Notes of such Class. Any Additional Junior Securities issued as described above will, to the extent reasonably practicable, be offered first to Holders of Subordinated Notes in the same proportions as their holdings of the Subordinated Notes.

(c) Upon satisfaction of the foregoing conditions and the applicable conditions set forth in Article VIII, the Issuer may execute a supplemental indenture pursuant to Section 8.1(xii) herein to reflect the terms of such additional issuance, including, for the avoidance of doubt, any amendments that are necessary or helpful in order to maintain a rating on any existing Class of Secured Notes or to obtain a rating on or successfully place or sell any Additional Junior Securities; provided that, the Issuer may also issue additional notes in connection with a Refinancing, which issuance will not be subject to Section 2.13(a) but will be subject only to Section 9.2.

(d) Notwithstanding anything in this Section 2.13 to the contrary, at the written direction of a Majority of the Subordinated Notes (with the consent of the Collateral Manager) delivered to the Issuer (with a copy to the Trustee), in lieu of the Holders of the Subordinated Notes receiving an Additional Issuance Payment in respect of the issuance of any Additional Junior Securities, a Majority of the Subordinated Notes may direct that the obligation of the Holder(s) of the applicable Additional Junior Securities to fund their pro rata portion of the applicable purchase price thereof shall be offset by application of any monies to be received by the Holders of the Subordinated Notes on the applicable issuance date as an Additional Issuance Payment without the exchange of funds (an “Offset Funding”). In the event an Offset Funding occurs, any obligation of the Holder(s) of the applicable Additional Junior Securities to fund their purchase price thereof and any obligation of the Issuer to make an Additional Issuance Payment shall be deemed satisfied. To the extent an Offset Funding and/or Additional Issuance Payment is to be designated in connection with an additional issuance of Excess Additional Junior Notes, the proceeds of any such issuance shall be first deposited into the Supplemental Reserve Account until such other designation or payment is made in accordance with this Indenture. Each Holder (or beneficial owner) of Subordinated Notes shall cooperate with the Issuer (or the Trustee on its behalf) to effect an Offset Funding or an Additional Issuance Payment, including by providing any necessary instructions to DTC. The Trustee shall be entitled to receive and rely upon instructions of the Issuer (or the Collateral Manager on its behalf) in connection with effecting an Offset Funding or Additional Issuance Payment, including in respect of any determination of the purchase price in respect of any Excess Additional Junior Notes.

(e) In the sole discretion of the Collateral Manager, in order to permit the Collateral Manager or the U.S. Retention Holder to comply with the U.S. Risk Retention Rules, the Collateral Manager may, with notice to the Rating Agencies, direct the Issuer to issue additional Notes, which shall not be subject to the conditions above (such an issuance, a “Risk Retention Issuance”).

ARTICLE III

CONDITIONS PRECEDENT

Section 3.1 Conditions to Issuance of Notes on Closing Date. The Notes to be issued on the Closing Date may be executed by the Issuer and delivered to the Trustee for authentication and thereupon the same shall be authenticated and delivered by the Trustee upon Issuer Order and upon receipt by the Trustee of the following:

(i) Officers’ Certificate of the Issuer Regarding Corporate Matters. An Officer’s certificate of the Issuer (A) evidencing the authorization by Resolutions of the execution and delivery of this Indenture, and in the case of the Issuer, the Collateral Management Agreement, the Master Participation Agreements, the Master Loan Sale Agreement, the Collateral Administration Agreement, the Purchase and Placement Agreement and related Transaction Documents and in each case the execution, authentication and (with respect to the Issuer only) delivery of the Notes applied for by it and specifying the Stated Maturity, principal amount and Interest Rate of each Class of Secured Notes to be authenticated and delivered and the Stated Maturity and face amount of the Subordinated Notes to be delivered and (B) certifying that (1) the attached copy of the Resolutions is a true and complete copy thereof, (2) such resolutions have not been rescinded and are in full force and effect on and as of the Closing Date and (3) the Officers authorized to execute and deliver such documents hold the offices and have the signatures indicated thereon.

(ii) Governmental Approvals. From the Issuer either (A) a certificate of the Issuer or other official document evidencing the due authorization, approval or consent of any governmental body or bodies, at the time having jurisdiction in the premises, together with an Opinion of Counsel of the Issuer that no other authorization, approval or consent of any governmental body is required for the valid issuance of the Notes or (B) an Opinion of Counsel of the Issuer that no such authorization, approval or consent of any governmental body is required for the valid issuance of such Notes except as has been given.

(iii) U.S. Counsel Opinions. Opinions of (A) Dechert LLP, U.S. counsel to the Issuer, U.S. Retention Holder and the Collateral Manager, (B) Richards, Layton & Finger, P.A., special Delaware counsel to the Issuer and (C) Nixon Peabody LLP, counsel to the Trustee and the Collateral Administrator.

(iv) Officers’ Certificate of the Issuer Regarding Indenture. An Officer’s certificate of the Issuer stating that, to the best of the signing Officer’s knowledge, the Issuer is not in default under this Indenture and that the issuance of the Notes applied for by it will not result in a default or a breach of any of the terms, conditions or provisions of, or constitute a default under, its organizational documents, any indenture or other agreement or instrument to which it is a party or by which it is bound, or any order of any court or administrative agency entered in any Proceeding to which it is a party or by which it may be bound or to which it may be subject; that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Notes applied for by it have been complied with; and that all expenses due or accrued with respect to the Offering of such Notes or relating to actions taken on or in connection with the Closing Date have been paid or reserves therefor have been made. The Officer’s certificate of the Issuer shall also state that all of its representations and warranties contained herein are true and correct as of the Closing Date.

(v) Transaction Documents. An executed counterpart of this Indenture, the Securities Account Control Agreement, the Collateral Management Agreement, the Collateral Administration Agreement and any Master Participation Agreement.

(vi) Certificate of the Collateral Manager. An Officer’s certificate of the Collateral Manager, dated as of the Closing Date:

(A) to the effect that, in the case of (x) each Collateral Obligation to be Delivered on the Closing Date, immediately prior to the Delivery thereof on the Closing Date, it satisfies the definition of “Collateral Obligation” and (y) each Collateral Obligation that the Collateral Manager on behalf of the Issuer committed to purchase on or prior to the Closing Date, upon the acquisition thereof, it satisfied or will satisfy the requirements of the definition of “Collateral Obligation”;

(B) setting forth the Aggregate Principal Balance of the Collateral Obligations that the Issuer has purchased or entered into binding commitments to purchase on or prior to the Closing Date; and

(C) setting out, if applicable, any Warehouse SPV Master Participation Agreements and/or Banking Entity Master Participation Agreements applicable to the Issuer and any loan assets acquired thereunder which will be deemed to constitute Collateral Obligations pursuant to the proviso at the end of the definition of such term.

(vii) Grant of Collateral Obligations. The Grant pursuant to the Granting Clauses of this Indenture of all of the Issuer’s right, title and interest in and to the Collateral Obligations pledged to the Trustee for inclusion in the Assets on the Closing Date shall be effective, and Delivery of such Collateral Obligations (including any promissory note and all other Underlying Instruments related thereto to the extent received by the Issuer) as contemplated by Section 3.3 shall have been effected.

(viii) Certificate of the Issuer Regarding Assets. A certificate of an Authorized Officer of the Issuer, dated as of the Closing Date, to the effect that:

(A) in the case of each Collateral Obligation pledged to the Trustee for inclusion in the Assets, on the Closing Date and immediately prior to the Delivery thereof (or immediately after Delivery thereof, in the case of clause (V)(ii) below) on the Closing Date:

(I) the Issuer is the owner of such Collateral Obligation free and clear of any liens, claims or encumbrances of any nature whatsoever except for (i) those which are being released on the Closing Date, (ii) those Granted pursuant to this Indenture and (iii) any other Permitted Liens;

(II) the Issuer has acquired its ownership in such Collateral Obligation in good faith without notice of any adverse claim, except as described in clause (I) above;

(III) the Issuer has not assigned, pledged or otherwise encumbered any interest in such Collateral Obligation (or, if any such interest has been assigned, pledged or otherwise encumbered, it has been released) other than interests Granted pursuant to this Indenture;

(IV) the Issuer has full right to Grant a security interest in and assign and pledge such Collateral Obligation to the Trustee;

(V) (i) based on the certificate of the Collateral Manager delivered pursuant to Section 3.1(vi), each Collateral Obligation included in the Assets satisfies the requirements of the definition of “Collateral Obligation” and (ii) the requirements of Section 3.1(vii) have been satisfied; and

(VI) upon Grant by the Issuer, the Trustee has a first priority perfected security interest in the Collateral Obligations and other Assets, except as permitted by this Indenture; and

(B) based on the certificate of the Collateral Manager delivered pursuant to Section 3.1(vi), the Aggregate Principal Balance of the Collateral Obligations that the Issuer has purchased or entered into binding commitments to purchase on or prior to the Closing Date is not less than the amount set forth in the certificate of the Collateral Manager delivered pursuant to Section 3.1(vi).

(ix) Rating Letters. An Officer’s certificate of the Issuer to the effect that it has received a letter provided by each Rating Agency, as applicable, and confirming that each Class of Secured Notes has been assigned a rating no lower than the applicable Initial Rating and that such ratings are in effect on the Closing Date.

(x) Accounts. Evidence of the establishment of each of the Accounts.

(xi) Issuer Order for Deposit of Funds into Accounts. An Issuer Order signed in the name of the Issuer by an Authorized Officer of the Issuer, dated as of the Closing Date, authorizing the deposit of (A) the amounts specified in such Issuer Order from the proceeds of the issuance of the Notes into the applicable Accounts for use pursuant to Section 10.3 and (B) the Interest Reserve Amount into the Interest Reserve Account for use pursuant to Section 10.3(g).

(xii) [Reserved].

(xiii) Other Documents. Such other documents as the Trustee may reasonably require; provided that nothing in this clause (xiii) shall imply or impose a duty on the part of the Trustee to require any other documents.

The Trustee shall be entitled to assume the genuineness of each certificate, instrument, report, opinion and other document described in or delivered pursuant to this Section 3.1, and to assume the genuineness and due authorization of each signature appearing thereon.

Section 3.2 Conditions to Additional Issuance. Any additional securities to be issued in accordance with Section 2.13 may be executed by the Issuer and delivered to the Trustee for authentication and thereupon the same shall be authenticated and delivered by the Trustee upon Issuer Order (setting forth registration, delivery and authentication instructions) and, except in the case of an additional issuance in accordance with the proviso in Section 2.13(c), upon receipt by the Trustee of the following:

(a) Officers’ Certificate of the Issuer Regarding Corporate Matters. An Officer’s certificate of the Issuer (i) evidencing the authorization by Resolutions of the execution, authentication and (with respect to the Issuer only) delivery of the Notes applied for by it and specifying the Stated Maturity, principal amount and Interest Rate (if applicable) of the securities to be authenticated and delivered and (ii) certifying that (A) the attached copy of the Resolutions is a true and complete copy thereof, (B) such Resolutions have not been rescinded and is in full force and effect on and as of the date of issuance and (C) the Officers authorized to execute and deliver such documents hold the offices and have the signatures indicated thereon.

(b) Governmental Approvals. From each of the Issuer either (i) a certificate of such Issuer or other official document evidencing the due authorization, approval or consent of any governmental body or bodies, at the time having jurisdiction in the premises, together with an Opinion of Counsel of such Issuer that no other authorization, approval or consent of any governmental body is required for the valid issuance of the additional notes or (ii) an Opinion of Counsel of such Issuer that no such authorization, approval or consent of any governmental body is required for the valid issuance of such additional notes except as has been given.

(c) Officers’ Certificate of Issuer Regarding Indenture. An Officer’s certificate of each of the Issuer stating that, to the best of the signing Officer’s knowledge, the Issuer is not in default under this Indenture and that the issuance of the additional securities applied for by it will not result in a default or a breach of any of the terms, conditions or provisions of, or constitute a default under, its organizational documents, any indenture or other agreement or instrument to which it is a party or by which it is bound, or any order of any court or administrative agency entered in any Proceeding to which it is a party or by which it may be bound or to which it may be subject; that the provisions of Section 2.13 and all conditions precedent provided in this Indenture relating to the authentication and delivery of the additional securities applied for by it have been complied with; and that all expenses due or accrued with respect to the offering of such notes or relating to actions taken on or in connection with the additional issuance have been paid or reserves therefor have been made. The Officer’s certificate of the Issuer shall also state that all of its representations and warranties contained herein are true and correct as of the date of additional issuance.

(d) Supplemental Indenture. A fully executed counterpart of the supplemental indenture making such changes to this Indenture as shall be necessary to permit such additional issuance.

(e) Rating Agency Notice. Evidence that notice shall have been provided to each Rating Agency.

(f) Issuer Order for Deposit of Funds into Accounts. An Issuer Order signed in the name of the Issuer by an Authorized Officer of the Issuer, dated as of the date of the additional issuance, authorizing the deposit of the net proceeds of the issuance into the Principal Collection Subaccount and/or the Supplemental Reserve Account (as applicable) for use pursuant to Section 10.2.

(g) Evidence of Required Consents. A certificate of the Collateral Manager consenting to such issuance, and, if applicable, satisfactory evidence of the consent of a Majority of the Subordinated Notes and a Majority of the Class A-1 Notes, as applicable, to such issuance (which may be in the form of an Officer’s certificate of the Issuer).

(h) Other Documents. Such other documents as the Trustee may reasonably require; provided that, nothing in this clause (h) shall imply or impose a duty on the part of the Trustee to require any other documents.

The Trustee shall be entitled to assume the genuineness of each certificate, instrument, report, opinion and other document described in or delivered pursuant to this Section 3.2, and to assume the genuineness and due authorization of each signature appearing thereon.

Section 3.3 Custodianship; Delivery of Collateral Obligations and Eligible Investments. (a) The Collateral Manager, on behalf of the Issuer, shall deliver or cause to be delivered to a custodian appointed by the Issuer, which shall be a Securities Intermediary (the “Custodian”), all Assets in accordance with the definition of “Deliver.” Initially, the Custodian shall be the Trustee. Any successor custodian, other than the Trustee, shall be an Eligible Intermediary that is a Securities Intermediary. Subject to the limited right to relocate Assets as provided in Section 7.5(b), the Trustee or the Custodian, as applicable, shall hold (i) all Collateral Obligations, Eligible Investments, Cash and other investments purchased in accordance with this Indenture and (ii) any other property of the Issuer otherwise Delivered to the Trustee or the Custodian, as applicable, by or on behalf of the Issuer, in the relevant Account established and maintained pursuant to Article X, as to which in each case the Issuer and the Trustee shall have entered into the Securities Account Control Agreement with the Custodian providing, inter alia, that the establishment and maintenance of such Account will be governed by the law of the State of New York or the law of another jurisdiction satisfactory to the Issuer and the Trustee.

(b) Each time that the Collateral Manager on behalf of the Issuer directs or causes the acquisition of any Collateral Obligation, Eligible Investment or other investment, the Collateral Manager (on behalf of the Issuer) shall, if the Collateral Obligation, Eligible Investment or other investment is required to be, but has not already been, transferred to the relevant Account, cause the Collateral Obligation, Eligible Investment or other investment to be Delivered to the Custodian to be held in the Custodial Account (or in the case of any such investment that is not a Collateral Obligation, in the Account in which the funds used to purchase the investment are held in accordance with Article X) for the benefit of the Trustee in accordance with this Indenture. The security interest of the Trustee in the funds or other property used in connection with the acquisition shall, immediately and without further action on the part of the Trustee, be released. The security interest of the Trustee shall nevertheless come into existence and continue in the Collateral Obligation, Eligible Investment or other investment so acquired, including all interests of the Issuer in any contracts related to and proceeds of such Collateral Obligation, Eligible Investment or other investment.

ARTICLE IV

SATISFACTION AND DISCHARGE

Section 4.1 Satisfaction and Discharge of Indenture. This Indenture shall be discharged and shall cease to be of further effect except as to (x) in the case of a discharge of this Indenture in accordance with clause (a) or (b) below, (i) the rights, obligations and immunities of the Trustee hereunder, (ii) the rights, obligations and immunities of the Collateral Manager hereunder and under the Collateral Management Agreement, (iii) the rights, obligations and immunities of the Collateral Administrator under the Collateral Administration Agreement and (iv) the rights of Holders as beneficiaries hereof with respect to the property deposited with the Trustee and payable to all or any of them and (y) solely in the case of a discharge of this Indenture in accordance with clause (a) below, (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Notes and (iii) rights of Holders to receive payments of principal thereof and interest thereon (and, in either case, the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture) when either:

(a) the following conditions are satisfied:

(i) either:

(1) all Notes theretofore authenticated and delivered to Holders (other than (A) Notes which have been mutilated, defaced, destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.6 and (B) Notes for whose payment Money has theretofore irrevocably been deposited in trust and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 7.3) have been delivered to the Trustee for cancellation; or

(2) all Notes not theretofore delivered to the Trustee for cancellation (A) have become due and payable, or (B) will become due and payable at their Stated Maturity within one year, or (C) are to be called for redemption pursuant to Article IX under an arrangement satisfactory to the Trustee for the giving of notice of redemption by the Issuer pursuant to Section 9.4 and the Issuer has irrevocably deposited or caused to be deposited with the Trustee, in trust for such purpose, Cash or non-callable direct obligations of the United States of America; provided that, the obligations are entitled to the full faith and credit of the United States of America or are debt obligations which are rated “Aaa” by Moody’s and “AAA” by S&P, in an amount sufficient, as verified by a firm of Independent certified public accountants which are nationally recognized, to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Notes which have become due and payable), or to their Stated Maturity or Redemption Date, as the case may be, and shall have Granted to the Trustee a valid perfected security interest in such Eligible Investment that is of first priority or free of any adverse claim, as applicable, and shall have furnished an Opinion of Counsel with respect thereto, it being understood that the requirements of this clause (a)(i)(2)(C) may be satisfied as set forth in Section 5.7;

(ii) the Issuer has paid or caused to be paid all other sums then due and payable hereunder (including, without limitation, any amounts then due and payable pursuant to the Collateral Administration Agreement and the Collateral Management Agreement, in each case, without regard to the Administrative Expense Cap) by the Issuer and no other amounts are scheduled to be due and payable by the Issuer, it being understood that the requirements of this clause (ii) may be satisfied as set forth in Section 5.7; and

(iii) the Issuer has delivered to the Trustee, Officers’ certificates from the Collateral Manager and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with; or

(b) there are no pledged Collateral Obligations that remain subject to the lien of this Indenture, all of the Assets have been realized and the proceeds thereof have been distributed in accordance with the terms of this Indenture (including the Priority of Payments) and there has been delivered to the Trustee an Officer’s certificate of the Collateral Manager stating that it has determined in its discretion that the Issuer’s affairs have been wound up.

In connection with delivery by the Issuer of the Officer’s certificate referred to in clause (a)(iii) above, the Trustee will confirm to the Issuer that to the best of its knowledge (i) there are no pledged Collateral Obligations that remain subject to the lien of this Indenture and (ii) no funds remain on deposit in any of the Accounts (or such funds are being held in trust for the benefit of the Secured Parties). The Trustee may consult and rely upon any information provided by the Issuer or the Collateral Manager in connection herewith. Upon the discharge of this Indenture, the Trustee shall provide such certifications to the Issuer as may be reasonably required by the Issuer in order for the liquidation of the Issuer to be completed.

In connection with a discharge pursuant to Section 4.1(a)(i)(2), the Trustee shall notify all Holders of Outstanding Notes that (i) there are no pledged Collateral Obligations that remain subject to the lien of this Indenture and (ii) all proceeds thereof have been distributed in accordance with the terms of this Indenture (including the Priority of Payments) or are otherwise held in trust by the Trustee for such purpose. The Trustee may consult and rely upon any information provided by the Issuer or the Collateral Manager in connection herewith.

Notwithstanding the satisfaction and discharge of this Indenture, the rights and obligations of the Issuer, the Trustee, the Collateral Manager and, if applicable, the Holders, as the case may be, under Sections 2.7, 4.2, 5.4(d), 5.9, 5.18, 6.1, 6.3, 6.6, 6.7, 7.1, 7.3, 13.1 and 14.16 shall survive.

Section 4.2 Application of Trust Money. All Cash and obligations deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it in accordance with the provisions of the Notes and this Indenture, including, without limitation, the Priority of Payments, to the payment of principal and interest (or other amounts with respect to the Subordinated Notes), either directly (in the case of the Secured Notes) or through any Paying Agent, as the Trustee may determine; and such Cash and obligations shall be held in a segregated account identified as being held for the benefit of the Secured Parties that satisfies the requirements set forth in Section 10.1.

Section 4.3 Repayment of Monies Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all Monies then held by any Paying Agent other than the Trustee under the provisions of this Indenture shall, upon demand of the Issuer, be paid to the Trustee to be held and applied pursuant to Section 7.3 and in accordance with the Priority of Payments and thereupon such Paying Agent shall be released from all further liability with respect to such Monies.

ARTICLE V

REMEDIES

Section 5.1 Events of Default. “Event of Default”, wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a) a default in the payment, when due and payable, of (i) any interest on any Class A-1 Note or Class A-2 Note or, if there are no Class A-1 Notes or Class A-2 Notes Outstanding, any Secured Notes comprising the Controlling Class at such time and, in each case, the continuation of any such default for five Business Days, or (ii) any principal of, or interest or Deferred Interest on any Secured Note at its Stated Maturity or any Redemption Price in respect of any Secured Note on any Redemption Date; provided that, in the case of a failure to disburse due to an administrative error or omission by the Collateral Manager, Trustee or any Paying Agent, such failure continues for five Business Days after a Bank Officer of the Trustee receives written notice or has actual knowledge of such administrative error or omission; provided, further, that the failure to effectuate any Optional Redemption or Tax Redemption for which notice is withdrawn in accordance with this Indenture or, in the case of an Optional Redemption with respect to which a Refinancing fails, will not constitute an Event of Default;

(b) the failure on any Payment Date to disburse amounts available in the Payment Account in excess of (i) $10,000, in the case of any amounts due and payable in respect of (A) any principal of, or interest (or Deferred Interest, or any accrued and unpaid interest on such Deferred Interest) on, or any Redemption Price in respect of, any Secured Note or (B) taxes, governmental fees, filing and registration fees owing by the Issuer or (ii) $25,000, in all other cases, in each case in accordance with the Priority of Payments and continuation of such failure for a period of five Business Days; provided that, in the case of a failure to disburse due to an administrative error or omission by the Trustee or any Paying Agent, such failure continues for five Business Days after a Bank Officer of the Trustee receives written notice or has actual knowledge of such administrative error or omission;

(c) either the Issuer or the Assets becomes an investment company required to be registered under the Investment Company Act and that status continues for 45 days;

(d) except as otherwise provided in this Section 5.1, a default in a material respect in the performance by, or breach in a material respect of any material covenant of, the Issuer under this Indenture (it being understood, without limiting the generality of the foregoing, that any failure to meet any Concentration Limitation, any Collateral Quality Test or any Coverage Test is not an Event of Default and any failure to satisfy the requirements of Section 7.18 is not an Event of Default), or the failure of any material representation or warranty of the Issuer made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith to be correct in each case in all material respects when the same shall have been made, and the continuation of such default, breach or failure for a period of 30 days after notice to the Issuer and the Collateral Manager by registered or certified mail or overnight courier, by the Trustee, the Issuer or the Collateral Manager, or to the Issuer, the Collateral Manager and the Trustee by a Majority of the Controlling Class, specifying such default, breach or failure and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; provided that, if the Issuer (as notified to the Trustee by the Collateral Manager in writing) has commenced curing such default, breach or failure during the 30-day period specified above, such default, breach or failure shall not constitute an Event of Default under this clause (d) unless it continues for a period of 60 days (rather than, and not in addition to, such 30-day period specified above) after notice to the Issuer and the Collateral Manager by registered or certified mail or overnight courier, by the Trustee, the Issuer or the Collateral Manager, or to the Issuer, the Collateral Manager and the Trustee by a Majority of the Controlling Class, specifying such default, breach or failure and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder;

(e) the entry of a decree or order by a court having competent jurisdiction adjudging the Issuer as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer under the Bankruptcy Law or any other applicable law, or appointing a receiver, liquidator, provisional liquidator, assignee, or sequestrator (or other similar official) of the Issuer or of any substantial part of its property, respectively, or ordering the winding up or liquidation of its affairs, respectively, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

(f) the institution by the Issuer of Proceedings to have the Issuer adjudicated as bankrupt or insolvent, or the consent of the Issuer to the institution of bankruptcy or insolvency Proceedings against the Issuer or the filing by the Issuer of a petition or answer or consent seeking reorganization or relief under the Bankruptcy Law or any other similar applicable law, or the consent by the Issuer to the filing of any such petition or to the appointment in a Proceeding of a receiver, liquidator, provisional liquidator, assignee, trustee or sequestrator (or other similar official) of the Issuer or of any substantial part of its property, respectively, or the making by the Issuer of an assignment for the benefit of creditors, or the admission by the Issuer in writing of its inability to pay its debts generally as they become due, or the taking of any action by the Issuer in furtherance of any such action or the shareholders of the Issuer passing a resolution to have the Issuer wound up on a voluntary basis; or

(g) on any Measurement Date after the Effective Date, failure of the percentage equivalent of a fraction, (i) the numerator of which is equal to (1) the Collateral Principal Amount plus (2) the aggregate Market Value of all Defaulted Obligations on such date and (ii) the denominator of which is equal to the Aggregate Outstanding Amount of the Class A-1 Notes, to equal or exceed 102.5%.

Upon obtaining actual knowledge of the occurrence of an Event of Default, each of (i) the Issuer, (ii) the Trustee and (iii) a Responsible Officer of the Collateral Manager shall notify each other. Upon the occurrence of an Event of Default known to a Bank Officer of the Trustee, the Trustee shall, not later than three Business Days thereafter, notify the Noteholders (as their names appear on the Register), each Paying Agent, the Collateral Manager and the Issuer and, subject to Section 14.3(c), the Issuer shall notify each of the Rating Agencies of such Event of Default in writing (unless such Event of Default has been waived as provided in Section 5.14).

Section 5.2 Acceleration of Maturity; Rescission and Annulment. (a) If an Event of Default occurs and is continuing (other than an Event of Default specified in Section 5.1(e) or (f)), the Trustee may, and shall, upon the written direction of a Majority of the Controlling Class, by notice to the Issuer, the Issuer (subject to Section 14.3(c), which notice the Issuer shall provide to each Rating Agency) and a Responsible Officer of the Collateral

Manager, declare the principal of all the Secured Notes to be immediately due and payable, and upon any such declaration such principal, together with all accrued and unpaid interest thereon (including any Deferred Interest), and other amounts payable hereunder, shall become immediately due and payable. If an Event of Default specified in Section 5.1(e) or (f) occurs, all unpaid principal, together with all accrued and unpaid interest thereon, of all the Secured Notes, and other amounts payable thereunder and hereunder, shall automatically become due and payable without any declaration or other act on the part of the Trustee or any Holder.

(b) At any time after such a declaration of acceleration of maturity has been made and before a judgment or decree for payment of the Money due has been obtained by the Trustee as hereinafter provided in this Article V, a Majority of the Controlling Class by written notice to the Issuer (subject to Section 14.3(c), which notice the Issuer shall provide to each Rating Agency) and the Trustee, may rescind and annul such declaration and its consequences if:

(i) The Issuer has paid or deposited with the Trustee a sum sufficient to pay:

(A) all unpaid installments of interest and principal then due on the Secured Notes (other than any principal amounts due to the occurrence of an acceleration);

(B) to the extent that the payment of such interest is lawful, interest upon any Deferred Interest at the applicable Interest Rate; and

(C) all unpaid taxes and Administrative Expenses of the Issuer and other sums paid or advanced by the Trustee hereunder or by the Collateral Administrator under the Collateral Administration Agreement or hereunder, accrued and unpaid Collateral Management Fees and any other amounts then payable by the Issuer hereunder prior to such Administrative Expenses and such Collateral Management Fees; and

(ii) It has been determined that all Events of Default, other than the nonpayment of the interest on or principal of the Secured Notes that has become due solely by such acceleration, have (A) been cured, and a Majority of the Controlling Class by written notice to the Trustee has agreed with such determination (which agreement shall not be unreasonably withheld), or (B) been waived as provided in Section 5.14.

No such rescission shall affect any subsequent Default or impair any right consequent thereon.

Section 5.3 Collection of Indebtedness and Suits for Enforcement by Trustee. The Issuer covenants that if a default shall occur in respect of the payment of any principal of or interest when due and payable on any Secured Note, the Issuer will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holder of such Secured Note, the whole amount, if any, then due and payable on such Secured Note for principal and interest with interest upon the overdue principal and, to the extent that payments of such interest shall be legally enforceable, upon overdue installments of interest, at the applicable Interest Rate, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel.

If the Issuer fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may, and shall, subject to the terms of this Indenture (including Section 6.3(e)) upon written direction of a Majority of the Controlling Class, institute a Proceeding for the collection of the sums so due and unpaid, may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or any other obligor upon the Secured Notes and collect the Monies adjudged or decreed to be payable in the manner provided by law out of the Assets.

If an Event of Default occurs and is continuing, the Trustee may in its discretion, and shall, subject to the terms of this Indenture (including Section 6.3(e)) upon written direction of a Majority of the Controlling Class, proceed to protect and enforce its rights and the rights of the Secured Parties by such appropriate Proceedings as the Trustee shall deem most effectual (if no such direction is received by the Trustee) or as the Trustee may be directed by a Majority of the Controlling Class, to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Indenture or by law.

In case there shall be pending Proceedings relative to the Issuer or any other obligor upon the Secured Notes under the Bankruptcy Law or any other applicable bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, provisional liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its respective property or such other obligor or its property, or in case of any other comparable Proceedings relative to the Issuer or other obligor upon the Secured Notes, or the creditors or property of the Issuer or such other obligor, the Trustee, regardless of whether the principal of any Secured Note shall then be due and payable as therein expressed or by declaration or otherwise and regardless of whether the Trustee shall have made any demand pursuant to the provisions of this Section 5.3, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

(a) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Secured Notes upon direction by a Majority of the Controlling Class and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all reasonable expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Secured Noteholders allowed in any Proceedings relative to the Issuer or other obligor upon the Secured Notes or to the creditors or property of the Issuer or such other obligor;

(b) unless prohibited by applicable law and regulations, to vote on behalf of the Secured Noteholders upon the direction of a Majority of the Controlling Class, in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency Proceedings or Person performing similar functions in comparable Proceedings; and

(c) to collect and receive any Monies or other property payable to or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Holders and of the Trustee on their behalf; and any trustee, receiver or liquidator, provisional liquidator, custodian or other similar official is hereby authorized by each of the Secured Noteholders to make payments to the Trustee, and, if the Trustee shall consent to the making of payments directly to the Secured Noteholders to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other reasonable expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Secured Noteholders, any plan of reorganization, arrangement, adjustment or composition affecting the Secured Notes or any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Secured Noteholders, as applicable, in any such Proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

In any Proceedings brought by the Trustee on behalf of the Holders of the Secured Notes (and any such Proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the Holders of the Secured Notes.

Notwithstanding anything in this Section 5.3 to the contrary, the Trustee may not sell or liquidate the Assets or institute Proceedings in furtherance thereof pursuant to this Section 5.3 except according to the provisions specified in Section 5.5(a).

Section 5.4 Remedies. (a) If an Event of Default has occurred and is continuing, and the Secured Notes have been declared due and payable and such declaration and its consequences have not been rescinded and annulled, the Issuer agrees that the Trustee may, and shall, subject to the terms of this Indenture (including Section 6.3(e)), upon written direction of a Majority of the Controlling Class, to the extent permitted by applicable law, exercise one or more of the following rights, privileges and remedies:

(i) institute Proceedings for the collection of all amounts then payable on the Secured Notes or otherwise payable under this Indenture, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Assets any Monies adjudged due;

(ii) sell or cause the sale of all or a portion of the Assets or rights or interests therein, at one or more public or private sales called and conducted in any manner permitted by law and in accordance with Section 5.17;

(iii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Assets;

(iv) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Trustee and the Holders of the Secured Notes hereunder (including exercising all rights of the Trustee under the Securities Account Control Agreement); and

(v) exercise any other rights and remedies that may be available at law or in equity;

provided that, the Trustee may not sell or liquidate the Assets or institute Proceedings in furtherance thereof pursuant to this Section 5.4 except according to the provisions of Section 5.5(a).

The Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking firm of national reputation (the cost of which shall be payable as an Administrative Expense) in structuring and distributing securities similar to the Secured Notes, which may be the Placement Agents or other appropriate advisor, as to the feasibility of any action proposed to be taken in accordance with this Section 5.4 and as to the sufficiency of the proceeds and other amounts receivable with respect to the Assets to make the required payments of principal of and interest on the Secured Notes which opinion shall be conclusive evidence as to such feasibility or sufficiency.

(b) If an Event of Default as described in Section 5.1(d) shall have occurred and be continuing the Trustee may, and at the direction of a Majority of the Controlling Class shall, subject to the terms of this Indenture (including Section 6.3(e)), institute a Proceeding solely to compel performance of the covenant or agreement or to cure the representation or warranty, the breach of which gave rise to the Event of Default under such Section, and enforce any equitable decree or order arising from such Proceeding.

(c) Upon any sale, whether made under the power of sale hereby given or by virtue of judicial Proceedings, any Secured Party may bid for and purchase the Assets or any part thereof and, upon compliance with the terms of sale, may hold, retain, possess or dispose of such property in its or their own absolute right without accountability. Any Holder bidding at such sale may, in payment of the purchase price, deliver to the Trustee for surrender and cancellation any of the Notes owned by such Holder in lieu of Cash equal to the amount which would, upon distribution of the net proceeds of such sale, be payable on the Notes so delivered by such Holder (taking into account the Class of such Notes, the Priority of Payments and Article XIII).

Upon any sale, whether made under the power of sale hereby given or by virtue of judicial Proceedings, the receipt of the Trustee, or of the Officer making a sale under judicial Proceedings, shall be a sufficient discharge to the purchaser or purchasers at any sale for its or their purchase Money, and such purchaser or purchasers shall not be obliged to see to the application thereof.

Any such sale, whether under any power of sale hereby given or by virtue of judicial Proceedings, shall bind the Issuer, the Trustee and the Holders of the Notes, shall operate to divest all right, title and interest whatsoever, either at law or in equity, of each of them in and to the property sold, and shall be a perpetual bar, both at law and in equity, against each of them and their successors and assigns, and against any and all Persons claiming through or under them.

(d) (i) Notwithstanding any other provision of this Indenture, none of the Trustee, the Secured Parties or the Holders or beneficial owners of the Notes may, prior to the date which is one year (or if longer, any applicable preference period) and one day after the payment in full of all Notes, institute (or, in the case of the Trustee, cause the share trustee of the Issuer under the declaration of trust, to institute) against, or join any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency, winding up, moratorium, provisional liquidation or liquidation Proceedings, or other Proceedings under U.S. federal or state bankruptcy or similar laws. Furthermore, to the maximum extent permitted by applicable law, the Independent Manager will not institute against the Issuer any bankruptcy, reorganization, arrangement, insolvency, winding up, moratorium, provisional liquidation or liquidation Proceedings, or other Proceedings for so long as the Secured Notes are outstanding. Notwithstanding anything to the contrary in this Article V, in the event that any Proceeding described in the immediately preceding sentence is commenced against the Issuer, the Issuer, subject to the availability of funds as described in the immediately following sentence, will promptly object to the institution of any such Proceeding against it and take all necessary or advisable steps to cause the dismissal of any such Proceeding (including, without limiting the generality of the foregoing, to timely file an answer and any other appropriate pleading objecting to (i) the institution of any Proceeding to have the Issuer adjudicated as bankrupt or insolvent or (ii) the filing of any petition seeking relief, reorganization, arrangement, adjustment or composition or in respect of the Issuer under applicable bankruptcy law or any other applicable law). The reasonable fees, costs, charges and expenses incurred by the Issuer (including reasonable attorney’s fees and expenses) in connection with taking any such action will be paid as Administrative Expenses. Any Person who acquires a beneficial interest in a Note shall be deemed to have accepted and agreed to the foregoing restrictions.

(ii) In the event one or more Holders or beneficial owners of Secured Notes institutes, or joins in the institution of, a Proceeding described in clause (i) above against the Issuer in violation of the prohibition described above, such Holder(s) or beneficial owner(s) will be deemed to acknowledge and agree that any claim that such Holder(s) or beneficial owner(s) have against the Issuer or with respect to any Assets (including any proceeds thereof) shall, notwithstanding anything to the contrary in the Priority of Payments, be fully subordinate in right of payment to the claims of each Holder and beneficial owner of any Secured Note that does not seek to cause any such filing, with such subordination being effective until each Secured Note held by each Holder or beneficial owners of any Secured Note that does not seek to cause any such filing is paid in full in accordance with the Priority of Payments (after giving effect to such subordination). The terms described in the immediately preceding sentence are referred to herein as the

“Bankruptcy Subordination Agreement.” The Bankruptcy Subordination Agreement is intended to constitute a “subordination agreement” within the meaning of Section 510(a) of the U.S. Bankruptcy Code (Title 11 of the United States Code, as amended from time to time (or any successor statute)). The Trustee shall be entitled to rely upon an Issuer Order with respect to the payment of any amounts payable to Holders, which amounts are subordinated pursuant to this Section 5.4(d)(ii).

(iii) Nothing in this Section 5.4 shall preclude, or be deemed to stop, the Trustee (i) from taking any action prior to the expiration of the aforementioned period in (A) any case or Proceeding voluntarily filed or commenced by the Issuer or (B) any involuntary insolvency Proceeding filed or commenced by a Person other than the Trustee, or (ii) from commencing against the Issuer or any of its respective properties any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation Proceeding.

In addition, nothing in this Section 5.4 shall preclude, or be deemed to stop, any Holder or beneficial owner of Notes (1) from taking any action prior to the expiration of the aforementioned one year (or, if longer, the applicable preference period then in effect) and one day period in (A) any case or Proceeding voluntarily filed or commenced by the Issuer (other than such a filing or commencement caused or directed by such Holder or beneficial owner) or (B) any involuntary insolvency Proceeding which such Holder or beneficial owner did not institute or commence or join in the institution or commencement of (or cause or direct any other Person to institute or commence), or (2) from filing proofs of claim in any Proceeding voluntarily filed or commenced by the Issuer (other than such a filing or commencement caused or directed by such Holder or beneficial owner) or any involuntary insolvency Proceeding which such Holder or beneficial owner did not institute or commence or join in the institution or commencement of (or cause or direct any other Person to institute or commence).

(iv) The restrictions described in clause (i) of this Section 5.4(d) are a material inducement for each Holder and beneficial owner of the Notes to acquire such Notes and for the Issuer and the Collateral Manager to enter into this Indenture and the other applicable Transaction Documents and are an essential term of this Indenture. Any Holder or beneficial owner of Notes or the Issuer may seek and obtain specific performance of such restrictions (including injunctive relief), including, without limitation, in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation Proceedings, or other Proceedings under United States federal or state bankruptcy law or similar laws.

Section 5.5 Optional Preservation of Assets. (a) Notwithstanding anything to the contrary herein, if an Event of Default shall have occurred and is continuing, the Trustee shall retain the Assets securing the Secured Notes intact, collect and cause the collection of the proceeds thereof and make and apply all payments and deposits and maintain all accounts in respect of the Assets and the Notes in accordance with the Priority of Payments and the provisions of Article X, Article XII and Article XIII unless:

(i) the Trustee, pursuant to Section 5.5(d), determines that the anticipated proceeds of a sale or liquidation of the Assets (after deducting the reasonable expenses of such sale or liquidation) would be sufficient to discharge in full the amounts then due (or, in the case of interest, accrued) and unpaid on the Secured Notes for principal and interest (including accrued and unpaid Deferred Interest), and all other amounts that, pursuant to the Priority of Payments, are required to be paid prior to such payments on such Secured Notes (including any amounts due and owing as Administrative Expenses (without regard to the Administrative Expense Cap), any due and unpaid Collateral Management Fees and amounts payable to any Hedge Counterparty pursuant to an early termination (or partial early termination) of such Hedge Agreement as a result of a Priority Termination Event), and a Majority of the Controlling Class agrees with such determination;

(ii) in the case of an Event of Default specified in Section 5.1(a) due to failure to pay principal or interest on the Class A-1 Notes or Section 5.1(g), a Majority of the Controlling Class, so long as the Controlling Class consists of the Class A-1 Notes (and, for the avoidance of doubt, no other Class of Secured Notes, regardless of whether any such other Class subsequently becomes the Controlling Class), directs the sale and liquidation of the Assets (without regard to whether another Event of Default has occurred prior to, contemporaneously with or subsequent to such Event of Default);

(iii) in the case of an Event of Default specified in clauses (a) (other than due to failure to pay principal or interest on the Class A-1 Notes), (b), (c), (d), (e) or (f) of the definition of such term, a Supermajority (or, in the case of the Class A-1 Notes, a Majority) of each Class of Secured Notes (voting separately by Class) directs the sale and liquidation of the Assets; or

(iv) if only Subordinated Notes are then Outstanding, a Majority of the Subordinated Notes directs the sale and liquidation of the Assets.

So long as such Event of Default is continuing, any such retention pursuant to this Section 5.5(a) may be rescinded at any time when the conditions specified in clause (i), (ii), (iii) or (iv) exist; provided that, upon commencement of any liquidation proceeding pursuant to this Section 5.5(a), the Trustee shall provide notice to each Rating Agency.

(b) Nothing contained in Section 5.5(a) shall be construed to require the Trustee to sell the Assets securing the Secured Notes if the conditions set forth in clause (i), (ii), (iii) or (iv) of Section 5.5(a) are not satisfied. Nothing contained in Section 5.5(a) shall be construed to require the Trustee to preserve the Assets securing the Secured Notes if prohibited by applicable law.

(c) Prior to the sale of any Collateral Obligation in connection with Section 5.5(a) and subject to the right of the Controlling Class to postpone such sale under Section 5.17 or otherwise cancel such sale in accordance with this Article V or under law, the Trustee will use commercially reasonable efforts to notify the Collateral Manager of its intent to sell any Collateral Obligation in accordance with this Article V. Prior to the Trustee accepting any bid in respect of such a sale of a Collateral Obligation, the Collateral Manager shall have the right, by giving notice to the Trustee within three hours after the Trustee has notified the Collateral Manager of the bid proposed to be accepted by the Trustee, to submit (on its behalf or on behalf of funds or accounts managed by the Collateral Manager) and the Trustee shall accept, a Firm Bid to purchase such Collateral Obligation on the same terms and conditions applicable to the potential purchaser.

(d) In determining whether the condition specified in Section 5.5(a)(i) exists, the Trustee shall use reasonable efforts to obtain, with the cooperation of the Collateral Manager, bid prices with respect to each Loan contained in the Assets from two nationally recognized dealers (as specified by the Collateral Manager in writing) at the time making a market therein and shall compute the anticipated proceeds of sale or liquidation on the basis of the lower of such bid prices for each such Loan. In the event that the Trustee, with the cooperation of the Collateral Manager, is only able to obtain bid prices with respect to a Loan contained in the Assets from one nationally recognized dealer at the time making a market therein, the Trustee shall compute the anticipated proceeds of sale or liquidation on the basis of such one bid price for such security. In addition, for the purposes of determining issues relating to the execution of a sale or liquidation of the Assets and the execution of a sale or other liquidation thereof in connection with a determination whether the condition specified in Section 5.5(a)(i) exists, the Trustee may retain and rely on an opinion of an Independent investment banking firm, or other appropriate advisor, of national reputation (the cost of which shall be payable as an Administrative Expense).

The Trustee shall deliver to the Noteholders and the Collateral Manager a report stating the results of any determination required pursuant to Section 5.5(a)(i) no later than 10 days after such determination is made. The Trustee shall make the determinations required by Section 5.5(a)(i) at the written request of a Majority of the Controlling Class at any time during which the Trustee retains the Assets pursuant to Section 5.5(a)(i); provided that, any such request made more frequently than once in any 90 day period shall be at the expense of such requesting party or parties.

Section 5.6 Trustee May Enforce Claims without Possession of Notes. All rights of action and claims under this Indenture or under any of the Secured Notes may be prosecuted and enforced by the Trustee without the possession of any of the Secured Notes or the production thereof in any trial or other Proceeding relating thereto, and any such action or Proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be applied as set forth in Section 5.7.

Section 5.7 Application of Money Collected. Any Money collected by the Trustee with respect to the Notes pursuant to this Article V and any Money that may then be held or thereafter received by the Trustee with respect to the Notes hereunder shall be applied, subject to Section 13.1 and in accordance with the provisions of Section 11.1(a)(iii), at the date or dates fixed by the Trustee. Upon the final distribution of all proceeds of any liquidation of the Collateral Obligations, Equity Securities and the Eligible Investments effected hereunder, the provisions of Section 4.1(a)(i) and (a)(ii) shall be deemed satisfied for the purposes of discharging this Indenture pursuant to Article IV.

Section 5.8 Limitation on Suits. No Holder or beneficial owner of any Note shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Indenture or the Notes, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(a) such Holder or beneficial owner has previously given to the Trustee written notice of an Event of Default;

(b) the Holders or beneficial owners of not less than a Majority of the Controlling Class shall have made written request to the Trustee to institute Proceedings in respect of such Event of Default in its own name as Trustee hereunder and such Holder or Holders or beneficial owners have provided the Trustee indemnity reasonably satisfactory to the Trustee against the costs, expenses (including reasonable attorneys’ fees and expenses) and liabilities to be incurred in compliance with such request;

(c) the Trustee, for 30 days after its receipt of such notice, request and provision of such indemnity, has failed to institute any such Proceeding; and

(d) no direction inconsistent with such written request has been given to the Trustee during such 30-day period by a Majority of the Controlling Class; it being understood and intended that no one or more Holders or beneficial owners of Notes shall have any right in any manner whatever by virtue of, or by availing itself of, any provision of this Indenture or the Notes to affect, disturb or prejudice the rights of any other Holders or beneficial owners of Notes of the same Class or to obtain or to seek to obtain priority or preference over any other Holders or beneficial owners of the Notes of the same Class or to enforce any right under this Indenture, except in the manner herein and therein provided and for the equal and ratable benefit of all the Holders or beneficial owners of Notes of the same Class subject to and in accordance with Section 13.1 and the Priority of Payments.

In the event the Trustee shall receive conflicting or inconsistent requests and indemnity pursuant to this Section 5.8 from two or more groups of Holders or beneficial owners of the Controlling Class, each representing less than a Majority of the Controlling Class, the Trustee shall act in accordance with the request specified by the group of Holders or beneficial owners with the greatest percentage of the Aggregate Outstanding Amount of the Controlling Class, notwithstanding any other provisions of this Indenture. If all such groups represent the same percentage, the Trustee, in its sole discretion, may determine what action, if any, shall be taken.

Section 5.9 Unconditional Rights of Secured Noteholders to Receive Principal and Interest. Subject to Section 2.7(i), but notwithstanding any other provision of this Indenture, the Holder of any Secured Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Secured Note, as such principal, interest and other amounts become due and payable in accordance with the Priority of Payments and Section 13.1, as the case may be, and, subject to the provisions of Section 5.4(d) and Section 5.8, to institute Proceedings for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder. Holders of Secured Notes ranking junior to Notes still Outstanding shall have no right to institute Proceedings for the enforcement of any such payment until such time as no Secured Note ranking senior to such Secured Note remains Outstanding, which right shall be subject to the provisions of Section 5.4(d) and Section 5.8, and shall not be impaired without the consent of any such Holder.

Section 5.10 Restoration of Rights and Remedies. If the Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Noteholder, then and in every such case the Issuer, the Trustee and the Noteholder shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Noteholder shall continue as though no such Proceeding had been instituted.

Section 5.11 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.12 Delay or Omission Not Waiver. No delay or omission of the Trustee or any Holder of Secured Notes to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein or of a subsequent Event of Default. Every right and remedy given by this Article V or by law to the Trustee or to the Holders of the Secured Notes may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of the Secured Notes.

Section 5.13 Control by Majority of Controlling Class. A Majority of the Controlling Class shall have the right following the occurrence, and during the continuance of, an Event of Default to cause the institution of and direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee or exercising any trust or power conferred upon the Trustee under this Indenture; provided that:

(a) such direction shall not conflict with any rule of law or with any express provision of this Indenture;

(b) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction; provided that, subject to Section 6.1, the Trustee need not take any action that it determines might involve it in liability or expense (unless the Trustee has received the indemnity as set forth in (c) below);

(c) the Trustee shall have been provided with indemnity reasonably satisfactory to it; and

(d) notwithstanding the foregoing, any direction to the Trustee to undertake a Sale of the Assets shall be by the Holders or beneficial owners of Notes representing the requisite percentage of the Aggregate Outstanding Amount of Notes and Class(es) thereof, as applicable, specified in Section 5.4 and/or Section 5.5.

Section 5.14 Waiver of Past Defaults. Prior to the time a judgment or decree for payment of the Money due has been obtained by the Trustee, as provided in this Article V, a Majority of the Controlling Class may on behalf of the Holders and beneficial owners of all the Notes waive any past Default or Event of Default and its consequences, except a Default:

(a) in the payment of the principal of any Secured Note when due and payable (which may be waived only with the consent of the Holder or beneficial owner of such Secured Note);

(b) in the payment of interest on any Secured Note when due and payable (which may be waived only with the consent of the Holder or beneficial owner of such Secured Note); or

(c) in respect of a covenant or provision hereof that under Section 8.2 cannot be modified or amended without the waiver or consent of the Holder or beneficial owner of each Outstanding Note materially and adversely affected thereby (which may be waived only with the consent of each such Holder or beneficial owner).

In the case of any such waiver, the Issuer, the Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto. The Trustee shall promptly give written notice of any such waiver to a Responsible Officer of the Collateral Manager, the Issuer (and, subject to Section 14.3(c), the Issuer shall provide such notice to each Rating Agency (if then providing a rating on any Class of Secured Notes)) and each Holder. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture.

Section 5.15 Undertaking for Costs. All parties to this Indenture agree, and each Holder and beneficial owner of any Note by such Holder’s or beneficial owner’s acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.15 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder, or group of Holders, holding in the aggregate more than 10% of the Aggregate Outstanding Amount of the Controlling Class, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or interest on any Note on or after the applicable Stated Maturity of the Secured Notes (or, in the case of any redemption whose failure to pay would constitute an Event of Default, on or after the applicable Redemption Date).

Section 5.16 Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any valuation, appraisement, redemption or marshalling law or rights, in each case wherever enacted, now or at any time hereafter in force, which may affect the covenants, the performance of or any remedies under this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waive all benefit or advantage of any such law or rights, and covenant that they will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted or rights created.

Section 5.17 Sale of Assets. (a) The power to effect any sale (a “Sale”) of any portion of the Assets pursuant to Sections 5.4 and 5.5 shall not be exhausted by any one or more Sales as to any portion of such Assets remaining unsold, but shall continue unimpaired until the entire Assets shall have been sold or all amounts secured by the Assets shall have been paid. The Trustee may upon notice to the Holders and a Responsible Officer of the Collateral Manager, and shall, upon direction of a Majority of the Controlling Class, from time to time postpone any Sale by public announcement made at the time and place of such Sale. The Trustee hereby expressly waives its rights to any amount fixed by law as compensation for any Sale; provided that, the Trustee shall be authorized to deduct the reasonable costs, charges and expenses (including reasonable and documented fees and expenses of its attorneys and agents) incurred by it in connection with such Sale from the proceeds thereof notwithstanding the provisions of Section 6.7 or other applicable terms hereof.

(b) The Trustee and the Collateral Manager (and/or any of its Affiliates) may bid for and acquire any portion of the Assets in connection with a public Sale thereof (including, in the case of the Collateral Manager or an Affiliate thereof, pursuant to Section 5.5(c)), and the Trustee may pay all or part of the purchase price by crediting against amounts owing on the Secured Notes in the case of the Assets or other amounts secured by the Assets, all or part of the net proceeds of such Sale after deducting the reasonable costs, charges and expenses (including reasonable and documented fees and expenses of its attorneys and agents) incurred by the Trustee in connection with such Sale notwithstanding the provisions of Section 6.7 or other applicable terms hereof. The Secured Notes do not need to be produced in order to complete any such Sale, or in order for the net proceeds of such Sale to be credited against amounts owing on the Notes. The Trustee may hold, lease, operate, manage or otherwise deal with any property so acquired in any manner permitted by law in accordance with this Indenture.

(c) If any portion of the Assets consists of securities issued without registration under the Securities Act (“Unregistered Securities”), the Trustee may seek an Opinion of Counsel, or, if no such Opinion of Counsel can be obtained and with the consent of a Majority of the Controlling Class, seek a no action position from the Securities and Exchange Commission or any other relevant federal or State regulatory authorities, regarding the legality of a public or private Sale of such Unregistered Securities.

(d) The Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Assets in connection with a Sale thereof, without recourse, representation or warranty. In addition, the Trustee is hereby irrevocably appointed the agent and attorney in fact of the Issuer to transfer and convey its interest in any portion of the Assets in connection with a Sale thereof, and to take all action necessary to effect such Sale. No purchaser or transferee at such a sale shall be bound to ascertain the Trustee’s authority, to inquire into the satisfaction of any conditions precedent or see to the application of any Monies.

(e) The Trustee shall provide notice to the Holders of the Notes as soon as reasonably practicable of any public Sale, and the Holders of the Notes and the Collateral Manager (and each of their Affiliates) shall be permitted to participate in any such public Sale to the extent permitted by applicable law and to the extent such Holders or the Collateral Manager (or their Affiliates), as applicable, meet any applicable eligibility requirements with respect to such Sale.

Section 5.18 Action on the Notes. The Trustee’s right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking or obtaining of or application for any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Trustee or the Holders shall be impaired by the recovery of any judgment by the Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Assets or upon any of the assets of the Issuer.

ARTICLE VI

THE TRUSTEE

Section 6.1 Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default known to the Trustee:

(i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; provided that, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they substantially conform to the requirements of this Indenture and shall promptly, but in any event within three Business Days in the case of an Officer’s certificate furnished by the Collateral Manager, notify the party delivering the same if such certificate or opinion does not conform. If a corrected form shall not have been delivered to the Trustee within 15 days after such notice from the Trustee, the Trustee shall so notify the Noteholders.

(b) In case an Event of Default actually known to a Trust Officer of the Trustee has occurred and is continuing, the Trustee shall, prior to the receipt of directions, if any, from a Majority of the Controlling Class, or such other percentage as permitted by this Indenture, exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

(c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(i) this subsection shall not be construed to limit the effect of subsection (a) of this Section 6.1;

(ii) the Trustee shall not be liable for any error of judgment made in good faith by a Bank Officer, unless it shall be proven that the Trustee was negligent in ascertaining the pertinent facts;

(iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Issuer or the Collateral Manager in accordance with this Indenture and/or a Majority (or such other percentage as may be required or permitted by the terms hereof) of the Controlling Class (or other Class if required or permitted by the terms hereof), relating to the time, method and place of conducting any Proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

(iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial or other liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers contemplated hereunder, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity satisfactory to it against such risk or liability is not reasonably assured to it; and

(v) in no event shall the Trustee (or the Bank or any Affiliate thereof acting in any capacity) be liable for special, indirect, punitive or consequential loss or damage (including diminution in value or lost profits) even if the Trustee has been advised of the likelihood of such damages and regardless of such action.

(d) For all purposes under this Indenture, the Trustee shall not be deemed to have notice or knowledge of any Default or Event of Default described in Sections 5.1(c), (d), (e), or (f) unless a Bank Officer assigned to and working in the Corporate Trust Office has actual knowledge thereof or unless written notice (which notice may be delivered via email in the form of a signed .pdf) of any event which is in fact such an Event of Default or Default is received by a Bank Officer of the Trustee at the Corporate Trust Office, and such notice references the Notes generally, the Issuer or this Indenture. For purposes of determining the Trustee’s responsibility and liability hereunder, whenever reference is made in this Indenture to such an Event of Default or a Default, such reference shall be construed to refer only to such an Event of Default or Default of which the Trustee is deemed to have notice as described in this Section 6.1 and Section 6.3.

(e) Not later than one Business Day after the Trustee receives (i) notice of assignment pursuant to Section 13(d) of the Collateral Management Agreement, (ii) a Termination Notice (as defined in the Collateral Management Agreement) or a Statement of Cause (as defined in the Collateral Management Agreement) pursuant to Section 14(a) of the Collateral Management Agreement or (iii) a notice from the Collateral Manager pursuant to Section 14(b) of the Collateral Management Agreement, the Trustee shall forward a copy of such notice to the Holders (as their names appear in the Register).

(f) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 6.1.

(g) For all purposes under this Indenture, the Trustee shall not be deemed to have notice or knowledge of any Tax Event unless it receives written notice of the occurrence of a Tax Event from the Collateral Manager.

Section 6.2 Notice of Event of Default. Promptly (and in no event later than three Business Days) after the occurrence of any Event of Default actually known to a Bank Officer of the Trustee or after any declaration of acceleration has been made or delivered to the Trustee pursuant to Section 5.2, the Trustee shall transmit by mail or e-mail to a Responsible Officer of the Collateral Manager, the Issuer (and, subject to Section 14.3(c), the Issuer shall provide such notice to each Rating Agency and all Holders, as their names and addresses appear on the Register, notice of any Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

Section 6.3 Certain Rights of Trustee. Except as otherwise provided in Section 6.1:

(a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note or other paper, electronic communication or document believed by it to be genuine and to have been signed or presented by the proper party or parties. Any electronically signed document delivered via email from a person purporting to be an Authorized Officer shall be considered signed or executed by such Authorized Officer on behalf of the applicable Person. The Trustee shall have no duty to inquire into or investigate the authenticity or authorization of any such electronic signature and shall be entitled to conclusively rely on any such electronic signature without any liability with respect thereto;

(b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order, as the case may be;

(c) whenever in the administration of this Indenture the Trustee shall (i) deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officer’s certificate or Issuer Order or (ii) be required to determine the value of any Assets or funds hereunder or the cash flows projected to be received therefrom, the Trustee may, in the absence of bad faith on its part, rely on reports of nationally recognized accountants (which may or may not be the Independent accountants appointed by the Issuer pursuant to Section 10.9), investment bankers or other persons qualified to provide the information required to make such determination, including nationally recognized dealers in securities of the type being valued, securities quotation services, loan pricing services and loan valuation agents;

(d) as a condition to the taking or omitting of any action by it hereunder, the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in reliance thereon;

(e) the Trustee shall be under no obligation to exercise or to honor any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have provided to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses (including reasonable fees and expenses of agents, experts and attorneys) and liabilities which might reasonably be incurred by it in complying with such request or direction;

(f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note or other paper, electronic communication or document, but the Trustee, in its discretion, may, and upon the written direction of a Majority of the Controlling Class or of a Rating Agency shall (subject to the right hereunder to be reasonably satisfactorily indemnified for associated expense and liability), make such further inquiry or investigation into such facts or matters as it may see fit or as it shall be directed, and the Trustee shall be entitled, on reasonable prior written notice to the Issuer and a Responsible Officer of the Collateral Manager, to examine the books and records relating to the Notes and the Assets, personally or by agent or attorney, during the Issuers’ or the Collateral Manager’s normal business hours; provided that, the Trustee shall, and shall cause its agents to, hold in confidence all such information, except (i) to the extent disclosure may be required by law or by any regulatory, administrative or governmental authority and (ii) to the extent that the Trustee, in its sole discretion, may determine that such disclosure is consistent with its obligations hereunder; provided, further, that the Trustee may disclose on a confidential basis any such information to its agents, attorneys and auditors in connection with the performance of its responsibilities hereunder;

(g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; provided that, the Trustee shall not be responsible for any misconduct or negligence on the part of any agent appointed or attorney appointed, with due care by it hereunder;

(h) the Trustee shall not be liable for any action it takes or omits to take in good faith that it reasonably believes to be authorized or within its rights or powers hereunder, including actions or omissions to act at the direction of the Collateral Manager;

(i) nothing herein shall be construed to impose an obligation on the part of the Trustee to monitor, recalculate, evaluate or verify or independently determine the accuracy of any report, certificate or information received from the Issuer or Collateral Manager (unless and except to the extent otherwise expressly set forth herein);

(j) to the extent any defined term hereunder, or any calculation required to be made or determined by the Trustee hereunder, is dependent upon or defined by reference to generally accepted accounting principles (as in effect in the United States) (“GAAP”), the Trustee shall be entitled to request and receive (and rely upon) instruction from the Issuer or the accountants identified in any Accountants’ Report (and in the absence of its receipt of timely instruction therefrom, shall be entitled to obtain from an Independent accountant at the expense of the Issuer) as to the application of GAAP in such connection, in any instance;

(k) [Reserved];

(l) the Trustee shall not be liable for the actions or omissions of, or any inaccuracies in the records of, the Collateral Manager, the Issuer, any Paying Agent (other than the Trustee), a Custodian, DTC, Euroclear, Clearstream, or any other Clearing Agency or depository and without limiting the foregoing, the Trustee shall not be under any obligation to monitor, evaluate or verify compliance by the Collateral Manager with the terms hereof or of the Collateral Management Agreement, or to verify or independently determine the accuracy of information received by the Trustee from the Collateral Manager (or from any selling institution, agent bank, trustee or similar source) with respect to the Assets;

(m) notwithstanding any term hereof (or any term of the UCC that might otherwise be construed to be applicable to a “securities intermediary” as defined in the UCC) to the contrary, none of the Trustee, the Custodian, the Securities Intermediary or the Bank in any other capacity hereunder or any other Transaction Document shall be under a duty or obligation in connection with the acquisition or Grant by the Issuer to the Trustee of any item constituting the Assets to evaluate the sufficiency of the documents or instruments delivered to it by or on behalf of the Issuer in connection with its Grant or otherwise, or in that regard to examine any Underlying Instrument, in each case, in order to determine compliance with applicable requirements of and restrictions on transfer in respect of such Assets;

(n) in the event the Bank or an Affiliate is also acting in the capacity of Paying Agent, Collateral Administrator, Registrar, Transfer Agent, Custodian, Calculation Agent or Securities Intermediary, or in any other capacity hereunder or any other related document, the rights, protections, benefits, immunities and indemnities afforded to the Trustee pursuant to this Article VI shall also be afforded to the Bank (or an Affiliate) acting in such capacities; provided that, such rights, protections, benefits, immunities and indemnities shall be in addition to any rights, immunities and indemnities provided in the Collateral Administration Agreement, the Securities Account Control Agreement or any other documents to which the Bank or an Affiliate in such capacity is a party; provided further, however, that the foregoing shall not be construed to impose upon any such period any of the duties or standard\ of care (including without limitation any duties of a prudent person) of the Trustee;

(o) any permissive right of the Trustee to take or refrain from taking actions enumerated in this Indenture shall not be construed as a duty;

(p) the Trustee shall not be required to give any bond or surety in respect of the execution of this Indenture or otherwise;

(q) the Trustee shall not be responsible for delays or failures in performance resulting from circumstances beyond its control (such circumstances include but are not limited to acts of God, strikes, lockouts, riots, acts of war, terrorism, loss or malfunctions of utilities, computer (hardware or software) or communications services, any act or provision of any present or future law or regulation or governmental authority, accidents, labor disputes, disease, epidemic, pandemic, quarantine, national emergency or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility);

(r) the order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including, without limitation, those relating to the funding of terrorist activities and money laundering, including Section 326 of the USA PATRIOT Act, (“Applicable Law”), the Bank (in all of its capacities hereunder and in any related document) is required to obtain, verify, record and update certain information relating to individuals and entities which maintain a business relationship with the Bank. Accordingly, each of the parties agrees to provide to the Bank upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Bank to comply with Applicable Law. The Trustee may also ask for formation documents such as articles of incorporation, an offering memorandum, or other identifying documents to be provided;

(s) in the extent not inconsistent herewith, the rights, protections, immunities and indemnities afforded to the Trustee pursuant to this Indenture also shall be afforded to the Bank in each of its capacities and also to the Collateral Administrator; provided that, with respect to the Collateral Administrator, such rights, immunities and indemnities shall be in addition to any rights, immunities and indemnities provided in the Collateral Administration Agreement;

(t) to making or disposing of any investment permitted by this Indenture, the Trustee is authorized to deal with itself (in its individual capacity) or with any one or more of its Affiliates, in each case on an arm’s-length basis, whether it or such Affiliate is acting as a subagent of the Trustee or for any third party or dealing as principal for its own account. If otherwise qualified, obligations of the Bank or any of its Affiliates shall qualify as Eligible Investments hereunder;

(u) in Trustee or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Trustee’s economic self-interest for (i) serving as investment adviser, administrator, shareholder, servicing agent, custodian or subcustodian with respect to certain of the Eligible Investments, (ii) using Affiliates to effect transactions in certain Eligible Investments and (iii) effecting transactions in certain Eligible Investments. Such compensation is not payable or reimbursable under Section 6.7 of this Indenture;

(v) the Trustee shall have no duty (i) to see to any recording, filing, or depositing of this Indenture or any supplemental indenture or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording, filing or depositing or to any rerecording, refiling or redepositing of any thereof or (ii) to maintain any insurance;

(w) notwithstanding any term hereof to the contrary, the Trustee shall be under no obligation in connection with the Grant by the Issuer to the Trustee of any item constituting the trust estate created under this Indenture or otherwise, or in that regard to examine any Asset, in order to determine compliance with applicable requirements of and restrictions on transfer of any Asset and neither the Trustee nor the Collateral Administrator shall have any obligation to determine: (i) if a Collateral Obligation, Eligible Investment, Equity Security or Workout Loan meets the criteria specified in the definition thereof, or, in any case, otherwise is eligible for receipt, purchase or sale under this Indenture, (ii) whether the conditions specified in the definition of “Delivered” have been complied with, or (iii) whether a Tax Event has occurred;

(x) in no event shall the Bank (in any of its capacities) have any responsibility to monitor or enforce compliance with, or be charged with knowledge of the U.S. Risk Retention Rules (or any other risk retention rules), nor will the Bank be responsible for monitoring, confirming or enforcing any U.S. Risk Retention Rules (or any other risk retention rules applicable to the transaction), and nor shall it be liable to any investor or any other party whatsoever for any violation of such U.S. Risk Retention Rules (or any other risk retention rules);

(y) the Trustee shall be authorized, at the request of the Collateral Manager, to accept directions or otherwise enter into agreements regarding the remittance of fees owing to the Collateral Manager;

(z) unless the Trustee receives written notice of an error or omission related to financial information or disbursements provided to Holders within 90 days of Holders’ receipt of the same, the Trustee shall have no liability in connection with such and, absent direction by the requisite percentage of Holders entitled to direct the Trustee, no further obligations in connection thereof; and

(aa) the Trustee shall not be deemed to have notice or knowledge of any matter unless a Bank Officer has actual knowledge thereof or unless written notice hereof is received by a Bank Officer of the Trustee at the Corporate Trust Office and such notice references the Notes generally, the Issuer or this Indenture. Whenever reference is made herein to a Default or an Event of Default such reference shall, insofar as determining any liability on the part of the Trustee is concerned, be construed to refer only to a Default or an Event of Default of which the Trustee is deemed to have knowledge in accordance with this paragraph;

Section 6.4 Not Responsible for Recitals or Issuance of Notes. The recitals contained herein and in the Notes, other than the Certificate of Authentication thereon, shall be taken as the statements of the Issuer; and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this Indenture (except as may be made with respect to the validity of the Trustee’s obligations hereunder), the Assets or the Notes. The Trustee shall not be accountable for the use or application by the Issuer of the Notes or the proceeds thereof or any Money paid to the Issuer pursuant to the provisions hereof.

Section 6.5 May Hold Notes. The Bank, its Affiliates, the Trustee, any Paying Agent, the Registrar or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer or any of their Affiliates with the same rights it would have if it were not Trustee, Paying Agent, Registrar or such other agent.

Section 6.6 Money Held by the Trustee. Money held by the Trustee hereunder shall be held for the benefit of the Secured Parties to the extent required herein. The Trustee shall be under no liability for interest on any Money received by it hereunder except to the extent of income or other gain on investments which are deposits in or certificates of deposit of the Bank or an Affiliate in its commercial capacity and income or other gain actually received by the Trustee on Eligible Investments.

Section 6.7 Compensation and Reimbursement. (a) The Issuer agrees:

(i) to pay the Trustee, the Bank (without duplications) and U.S. Bank National Association in each of their capacities under the Transaction Documents on each Payment Date reasonable compensation, as set forth in a separate fee schedule, for all services rendered by the Trustee, the Bank and U.S. Bank National Association in each of its other capacities hereunder and under the Transaction Documents (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(ii) to pay or reimburse the Trustee, the Bank and U.S. Bank National Association in each of their capacities hereunder in a timely manner upon its request for all reasonable expenses, disbursements and advances incurred or made by them in accordance with any provision of this Indenture or other Transaction Document (including, without limitation, securities transaction charges and the reasonable compensation and expenses and disbursements of its agents and legal counsel and of any accounting firm or investment banking firm employed by the Trustee pursuant to Section 5.4, 5.5, 6.3(c) or 10.7, except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith) but with respect to securities transaction charges, only to the extent any such charges have not been waived during a Collection Period due to the Trustee’s receipt of a payment from a financial institution with respect to certain Eligible Investments, as specified by the Collateral Manager;

(iii) to indemnify the Trustee, the Bank and U.S. Bank National Association (in each of its respective capacities hereunder and the other Transaction Documents) and their officers, directors, employees and agents for, and to hold them harmless against, any loss, liability or expense (including reasonable fees and expenses of attorneys and experts) incurred without negligence, willful misconduct or bad faith on their part, arising out of or in connection the acceptance, enforcement or administration of this Indenture or other Transaction Documents or the performance of their duties in each of their respective capacities under this Indenture and other Transaction Documents, including the costs and expenses of defending themselves (including reasonable attorney’s fees and costs) against any claim (whether brought by or involving the Issuer or any third party) or liability in connection with the administration, exercise or performance of any of their powers or duties hereunder and under any other agreement or instrument related hereto and of enforcing this Indenture or other Transaction Document and any indemnification rights hereunder or thereunder; and

(iv) to pay the Trustee reasonable additional compensation together with its expenses (including reasonable counsel fees) for any collection or enforcement action taken pursuant to Section 6.13 or Article V, respectively.

(b) The Trustee shall receive amounts pursuant to this Section 6.7 and any other amounts payable to it under this Indenture or in any of the Transaction Documents to which the Trustee is a party only as provided in Sections 11.1(a)(i), (ii), (iii) and (iv) but only to the extent that funds are available for the payment thereof. Subject to Section 6.9, the Trustee shall continue to serve as Trustee under this Indenture notwithstanding the fact that the Trustee shall not have received amounts due it hereunder; provided that, nothing herein shall impair or affect the Trustee’s rights under Section 6.9. No direction by the Noteholders shall affect the right of the Trustee to collect amounts owed to it under this Indenture. If on any date when a fee or an expense shall be payable to the Trustee pursuant to this Indenture insufficient funds are available for the payment thereof, any portion of a fee or an expense not so paid shall be deferred and payable on such later date on which a fee or an expense shall be payable and sufficient funds are available therefor.

(c) The Trustee hereby agrees not to cause the filing of a petition in bankruptcy for the non-payment to the Trustee of any amounts provided by this Section 6.7 until at least one year, or if longer the applicable preference period then in effect, and one day after the payment in full of all Notes issued under this Indenture.

(d) The Issuer’s payment obligations to the Trustee under this Section 6.7 shall be secured by the lien of this Indenture payable in accordance with the Priority of Payments, and shall survive the discharge of this Indenture and the resignation or removal of the Trustee. When the Trustee incurs expenses after the occurrence of a Default or an Event of Default under Section 5.1(e) or Section 5.1(f), the expenses are intended to constitute expenses of administration under the Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or similar law.

Section 6.8 Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be an organization or entity organized and doing business under the laws of the United States of America or of any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least U.S.$200,000,000, subject to supervision or examination by federal or state authority, having a counterparty risk assessment of at least “Baa1(cr)” by Moody’s and having a credit rating of at least “BBB+” by S&P and having an office within the United States; provided, that if the Trustee, or its successor’s ratings at any time are below the minimum rating or combine capital and surplus requirements as set forth in this sentence, the Trustee may retain its eligibility if it obtains or has obtained (i) a confirmation from the Rating Agencies that the Rating Agencies’ then-current rating of the Notes will not be downgraded or withdrawn by reason of the Trustee’s rating or capitalization or (ii) a written waiver or other written acknowledgement (which may be evidenced by an exchange of electronic messages or facsimiles) from such Rating Agency that it will not review the Rating Agency’s then-current rating of the Notes in such circumstances. If such organization or entity publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 6.8, the combined capital and surplus of such organization or entity shall be deemed to be its combined capital and surplus as set forth in its most recent published report of condition. Subject to the provisions of the preceding sentence, if at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.8, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VI.

Section 6.9 Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article VI shall become effective until the acceptance of appointment by the successor Trustee under Section 6.10.

(b) The Trustee may resign at any time by giving not less than 30 days’ written notice thereof to the Issuer (and, subject to Section 14.3(c), the Issuer shall provide notice to each Rating Agency), the Collateral Manager and the Holders of the Notes. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee or trustees satisfying the requirements of Section 6.8 by written instrument, in duplicate, executed by an Authorized Officer of the Issuer, one copy of which shall be delivered to the Trustee so resigning and one copy to the successor Trustee or Trustees, together with a copy to each Holder and the Collateral Manager; provided that, such successor Trustee shall be appointed only upon the written consent of a Majority of the Secured Notes of each Class (voting separately by Class) or, at any time when an Event of Default shall have occurred and be continuing, by an Act of a Majority of the Controlling Class. If no successor Trustee shall have been appointed and an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee or any Holder, on behalf of itself and all others similarly situated, may petition any court of competent jurisdiction for the appointment of a successor Trustee satisfying the requirements of Section 6.8.

(c) The Trustee may be removed at any time by Act of a Majority of each Class of Notes (voting separately by Class) or, at any time when an Event of Default shall have occurred and be continuing by an Act of a Majority of the Controlling Class, delivered to the Trustee and to the Issuer.

(d) If at any time:

(i) the Trustee shall cease to be eligible under Section 6.8 and shall fail to resign after written request therefor by the Issuer or by any Holder; or

(ii) the Trustee shall become incapable of acting or shall be adjudged as bankrupt or insolvent or a receiver or liquidator of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case (subject to Section 6.9(a)), (A) the Issuer, by Issuer Order, may remove the Trustee, or (B) subject to Section 5.15, any Holder may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

(e) If the Trustee shall be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any reason (other than resignation), the Issuer, by Issuer Order, shall promptly appoint a successor Trustee. If the Issuer shall fail to appoint a successor Trustee within 30 days after such removal or incapability or the occurrence of such vacancy, a successor Trustee may be appointed by a Majority of the Controlling Class by written instrument delivered to the Issuer and the retiring Trustee. The successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede any successor Trustee proposed by the Issuer. If no successor Trustee shall have been so appointed by the Issuer or a Majority of the Controlling Class and shall have accepted appointment in the manner hereinafter provided, subject to Section 5.15, any Holder may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

(f) The Issuer shall give prompt notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first class mail, postage prepaid, to the Collateral Manager, subject to Section 14.3(c) each Rating Agency and to the Holders of the Notes as their names and addresses appear in the Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office. If the Issuer fails to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause, subject to Section 14.3(c), such notice to be given at the expense of the Issuer.

(g) Any resignation or removal of the Trustee under this Section 6.9 shall be an effective resignation or removal of the Bank in all capacities under this Indenture.

Section 6.10 Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall meet the requirements of Section 6.8 and shall execute, acknowledge and deliver to the Issuer and the retiring Trustee an instrument accepting such appointment and making representations and warranties set forth in Section 6.17 and Section 6.18. Upon delivery of the required instruments, the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of the retiring Trustee; but, on request of the Issuer or a Majority of any Class of Secured Notes or the successor Trustee, such retiring Trustee shall, upon payment of its charges then unpaid, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and Money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

Section 6.11 Merger, Conversion, Consolidation or Succession to Business of Trustee. Any organization or entity into which the Trustee may be merged or converted or with which it may be consolidated, or any organization or entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any organization or entity succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that, such organization or entity shall be otherwise qualified and eligible under this Article VI, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any of the Notes has been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

Section 6.12 Co-Trustees. At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any part of the Assets may at the time be located, the Issuer and the Trustee shall have power to appoint one or more Persons to act as co-trustee (subject to such Person satisfying the eligibility requirements set forth in Section 6.8 and providing prior notice to each Rating Agency), jointly with the Trustee, of all or any part of the Assets, with the power to file such proofs of claim and take such other actions pursuant to Section 5.6 herein and to make such claims and enforce such rights of action on behalf of the Holders, as such Holders themselves may have the right to do, subject to the other provisions of this Section 6.12.

The Issuer shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint a co-trustee. If the Issuer does not join in such appointment within 15 days after the receipt by them of a request to do so, the Trustee shall have the power to make such appointment.

Should any written instrument from the Issuer be required by any co-trustee so appointed, more fully confirming to such co-trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer. The Issuer agrees to pay, to the extent funds are available therefor under Section 11.1(a)(i)(A), for any reasonable fees and expenses in connection with such appointment.

Every co-trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

(a) the Notes shall be authenticated and delivered and all rights, powers, duties and obligations hereunder in respect of the custody of securities, Cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely by the Trustee;

(b) the rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by the appointment of a co-trustee shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-trustee jointly as shall be provided in the instrument appointing such co-trustee;

(c) the Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Issuer evidenced by an Issuer Order, may accept the resignation of or remove any co-trustee appointed under this Section 6.12, and in case an Event of Default has occurred and is continuing, the Trustee shall have the power to accept the resignation of, or remove, any such co-trustee without the concurrence of the Issuer. A successor to any co-trustee so resigned or removed may be appointed in the manner provided in this Section 6.12;

(d) no co-trustee hereunder shall be personally liable by reason of any act or omission of the Trustee hereunder;

(e) the Trustee shall not be liable by reason of any act or omission of a co-trustee; and

(f) any Act of Holders delivered to the Trustee shall be deemed to have been delivered to each co-trustee.

Subject to Section 14.3(c), the Issuer shall notify each Rating Agency of the appointment of a co-trustee hereunder.

Section 6.13 Certain Duties of Trustee Related to Delayed Payment of Proceeds. If the Trustee shall not have received a payment with respect to any Asset on its Due Date, (a) the Trustee shall promptly notify the Issuer and the Collateral Manager in writing and (b) unless within three Business Days (or the end of the applicable grace period for such payment, if any) after such notice (x) such payment shall have been received by the Trustee or (y) the Issuer, in its absolute discretion (but only to the extent permitted by Section 10.2(a)), shall have made provision for such payment satisfactory to the Trustee in accordance with Section 10.2(a), the Trustee shall, not later than the Business Day immediately following the last day of such period and in any case upon request by the Collateral Manager, request the Obligor or issuer of such Asset, the trustee under the related Underlying Instrument or paying agent designated by either of them, as the case may be, to make such payment not later than three Business Days after the date of such request. If such payment is not made within such time period, the Trustee, subject to the provisions of clause (iv) of Section 6.1(c), shall take such action as the Collateral Manager shall direct. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture. If the Issuer or the Collateral Manager requests a release of an Asset and/or delivers an additional Collateral Obligation in connection with any such action under the Collateral Management Agreement, such release and/or substitution shall be subject to Section 10.6 and Article XII, as the case may be. Notwithstanding any other provision hereof, the Trustee shall deliver to the Issuer or its designee any payment with respect to any Asset or any additional Collateral Obligation received after the Due Date thereof to the extent the Issuer previously made provisions for such payment satisfactory to the Trustee in accordance with this Section 6.13 and such payment shall not be deemed part of the Assets.

Section 6.14 Authenticating Agents. Upon the request of the Issuer, the Trustee shall, and if the Trustee so chooses the Trustee may, appoint one or more Authenticating Agents with power to act on its behalf and subject to its direction in the authentication of Notes in connection with issuance, transfers and exchanges under Sections 2.4, 2.5, 2.6, 2.13 and 8.6, as fully to all intents and purposes as though each such Authenticating Agent had been expressly authorized by such Sections to authenticate such Notes. For all purposes of this Indenture, the authentication of Notes by an Authenticating Agent pursuant to this Section 6.14 shall be deemed to be the authentication of Notes by the Trustee.

Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, without the execution or filing of any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation.

Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and the Issuer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Issuer. Upon receiving such notice of resignation or upon such a termination, the Trustee shall, upon the written request of the Issuer, promptly appoint a successor Authenticating Agent and shall give written notice of such appointment to the Issuer.

Unless the Authenticating Agent is also the same entity as the Trustee, the Issuer agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services, and reimbursement for its reasonable expenses relating thereto as an Administrative Expense. The provisions of Sections 2.8, 6.4 and 6.5 shall be applicable to any Authenticating Agent.

Section 6.15 Withholding. If any withholding tax is imposed by applicable law or in connection with FATCA on the Issuer’s payment (or allocations of income) under the Notes, such tax shall reduce the amount otherwise distributable to the relevant Holder. The Trustee and any other Paying Agent are hereby authorized and directed to retain from amounts otherwise distributable to any Holder sufficient funds for the payment of any such tax that is legally owed or required to be withheld by the Issuer, including in connection with FATCA, (but such authorization shall not prevent the Trustee, Custodian or any such other Paying Agent from contesting any such tax in appropriate Proceedings and withholding payment of such tax, if permitted by law, pending the outcome of such Proceedings) and to timely remit such amounts to the appropriate taxing authority. The amount of any withholding tax imposed with respect to any Note shall be treated as Cash distributed to the relevant Holder at the time it is withheld by the Trustee or any other Paying Agent. If there is a reasonable possibility that withholding is required by applicable law, including in connection with FATCA, with respect to a distribution, the Trustee or such other Paying Agent may, in its sole discretion, withhold such amounts in accordance with this Section 6.15. If any Holder or beneficial owner wishes to apply for a refund of any such withholding tax, the Trustee or such other Paying Agent shall reasonably cooperate with such Person in providing readily available information so long as such Person agrees to reimburse the Trustee or such Paying Agent for any out-of-pocket expenses incurred. Nothing herein shall impose an obligation on the part of the Trustee or any other Paying Agent to determine the amount of any tax or withholding obligation on the part of the Issuer or in respect of the Notes.

Section 6.16 Representative for Secured Noteholders Only; Agent for Each Other Secured Party. With respect to the security interest created hereunder, the delivery of any item of Asset to the Trustee (or Custodian on its behalf) is to the Trustee as representative of the Secured Noteholders and agent for each other Secured Party. In furtherance of the foregoing, the possession by the Trustee of any Asset, the endorsement to or registration in the name of the Trustee of any Asset are all undertaken by the Trustee in its capacity as representative of the Secured Noteholders, and agent for each other Secured Party.

Section 6.17 Representations and Warranties of the Bank. The Bank hereby represents and warrants as follows:

(a) Organization. The Bank has been duly organized and is validly existing as a national banking association with trust powers under the laws of the United States and has the power to conduct its business and affairs as a trustee, paying agent, registrar, transfer agent and calculation agent.

(b) Authorization; Binding Obligations. The Bank has the corporate power and authority to perform the duties and obligations of Trustee, Paying Agent, Registrar, Transfer Agent and Calculation Agent under this Indenture. The Bank has taken all necessary corporate action to authorize the execution, delivery and performance of this Indenture, and all of the documents required to be executed by the Bank pursuant hereto. This Indenture has been duly authorized, executed and delivered by the Bank and constitutes the legal, valid and binding obligation of the Bank enforceable in accordance with its terms subject, as to enforcement, (i) to the effect of bankruptcy, insolvency or similar laws affecting generally the enforcement of creditors’ rights as such laws would apply in the event of any bankruptcy, receivership, insolvency or similar event applicable to the Bank and (ii) to general equitable principles (whether enforcement is considered in a Proceeding at law or in equity).

(c) Eligibility. The Bank is eligible under Section 6.8 to serve as Trustee hereunder.

(d) No Conflict. Neither the execution, delivery and performance of this Indenture, nor the consummation of the transactions contemplated by this Indenture, (i) is prohibited by, or requires the Bank to obtain any consent, authorization, approval or registration under, any law, statute, rule, regulation, judgment, order, writ, injunction or decree that is binding upon the Bank or any of its properties or assets, or (ii) will violate any provision of, result in any default or acceleration of any obligations under, result in the creation or imposition of any lien pursuant to, or require any consent under, any material agreement to which the Bank is a party or by which it or any of its property is bound.

ARTICLE VII

COVENANTS

Section 7.1 Payment of Principal and Interest. The Issuer will duly and punctually pay the principal of and interest on the Secured Notes, in accordance with the terms of such Secured Notes and this Indenture pursuant to the Priority of Payments. The Issuer will, to the extent funds are available pursuant to the Priority of Payments, duly and punctually pay all required distributions on the Subordinated Notes, in accordance with this Indenture.

Amounts properly withheld under the Code or other applicable law or in connection with FATCA by any Person from a payment under a Note shall be considered as having been paid by the Issuer to the relevant Holder for all purposes of this Indenture.

Section 7.2 Maintenance of Office or Agency. The Issuer hereby appoints the Trustee as a Paying Agent for payments on the Notes and the Issuer hereby appoints the Trustee as Transfer Agent at its applicable Corporate Trust Office, as the Issuers’ agent where Notes may be surrendered for registration of transfer or exchange. The Issuer hereby appoints Corporation Service Company (the “Process Agent”), as their agent upon whom process or demands may be served in any action arising out of or based on this Indenture or the transactions contemplated hereby.

The Issuer may at any time and from time to time vary or terminate the appointment of any such agent or appoint any additional agents for any or all of such purposes; provided that, (x) the Issuer will maintain in the Borough of Manhattan, The City of New York, an office or agency where notices and demands to or upon the Issuer in respect of such Notes and this Indenture may be served and, subject to any laws or regulations applicable thereto, an office or agency outside of the United States where Notes may be presented for payment; and (y) no Paying Agent shall be appointed in a jurisdiction which subjects payments on the Notes to withholding tax in excess of any withholding tax imposed on such payments immediately before the appointment. The Issuer shall at all times maintain a duplicate copy of the Register at the Corporate Trust Office. The Issuer shall give prompt written notice to the Trustee, each Rating Agency and the Holders of the appointment or termination of any such agent and of the location and any change in the location of any such office or agency.

If at any time the Issuer shall fail to maintain any such required office or agency in the Borough of Manhattan, The City of New York, or outside the United States, or shall fail to furnish the Trustee with the address thereof, presentations and surrenders may be made (subject to the limitations described in the preceding paragraph) at and notices and demands may be served on the Issuer, and Notes may be presented and surrendered for payment to the appropriate Paying Agent at its main office, and the Issuer hereby appoints the same as their agent to receive such respective presentations, surrenders, notices and demands.

Section 7.3 Money for Note Payments to be Held in Trust. All payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Payment Account shall be made on behalf of the Issuer by the Trustee or a Paying Agent with respect to payments on the Notes.

When the Issuer shall have a Paying Agent that is not also the Registrar, they shall furnish, or cause the Registrar to furnish, no later than the fifth day after each Record Date a list, if necessary, in such form as such Paying Agent may reasonably request, of the names and addresses of the Holders and of the certificate numbers of individual Notes held by each such Holder.

Whenever the Issuer shall have a Paying Agent other than the Trustee, they shall, on or before the Business Day preceding each Payment Date and any Redemption Date, as the case may be, direct the Trustee to deposit on such Payment Date or such Redemption Date, as the case may be, with such Paying Agent, if necessary, an aggregate sum sufficient to pay the amounts then becoming due (to the extent funds are then available for such purpose in the Payment Account), such sum to be held in trust for the benefit of the Persons entitled thereto and (unless such Paying Agent is the Trustee) the Issuer shall promptly notify the Trustee of its action or failure so to act. Any Monies deposited with a Paying Agent (other than the Trustee) in excess of an amount sufficient to pay the amounts then becoming due on the Notes with respect to which such deposit was made shall be paid over by such Paying Agent to the Trustee for application in accordance with Article X.

The initial Paying Agent shall be as set forth in Section 7.2. Any additional or successor Paying Agents (other than a successor to the Trustee pursuant to Section 6.11) shall be appointed by Issuer Order with written notice thereof to the Trustee; provided that, so long as the Notes of any Class are rated by a Rating Agency, with respect to any additional or successor Paying Agent (other than a successor to the Trustee pursuant to Section 6.11), such Paying Agent (x) has (1) a long-term counterparty risk assessment of “A1(cr)” or higher by Moody’s or a short-term counterparty risk assessment of “P-1(cr)” by Moody’s or (2) the Moody’s Rating Condition is satisfied and (y) has a long-term debt rating of “A+” or higher by S&P or a short-term debt rating of “A 1” by S&P. If such successor Paying Agent ceases to satisfy the requirements set forth in the immediately preceding sentence, the Issuer shall promptly remove such Paying Agent and appoint a successor Paying Agent. The Issuer shall not appoint any Paying Agent that is not, at the time of such appointment, a depository institution or trust company subject to supervision and examination by federal and/or state banking authorities. The Issuer shall cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee and if the Trustee acts as Paying Agent, it hereby so agrees, subject to the provisions of this Section 7.3, that such Paying Agent will:

(a) allocate all sums received for payment to the Holders of Notes for which it acts as Paying Agent on each Payment Date and any Redemption Date among such Holders in the proportion specified in the applicable Distribution Report to the extent permitted by applicable law;

(b) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

(c) if such Paying Agent is not the Trustee, immediately resign as a Paying Agent and forthwith pay to the Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards set forth above required to be met by a Paying Agent at the time of its appointment;

(d) if such Paying Agent is not the Trustee, immediately give the Trustee notice of any default by the Issuer (or any other obligor upon the Notes) in the making of any payment required to be made; and

(e) if such Paying Agent is not the Trustee, during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuer or such Paying Agent, such sums to be held by the Trustee (or the Custodian on its behalf) upon the same trusts as those upon which such sums were held by the Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such Money.

Except as otherwise required by applicable law, any Money deposited with the Trustee or any Paying Agent in trust for any payment on any Note and remaining unclaimed for two years after such amount has become due and payable shall be paid to the Issuer; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment of such amounts (but only to the extent of the amounts so paid to the Issuer) and all liability of the Trustee or such Paying Agent with respect to such trust Money shall thereupon cease. The Trustee or such Paying Agent, before being required to make any such release of payment, may, but shall not be required to, adopt and employ, at the expense of the Issuer any reasonable means of notification of such release of payment, including, but not limited to, mailing notice of such release to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in Monies due and payable but not claimed is determinable from the records of any Paying Agent, at the last address of record of each such Holder.

Section 7.4 Existence of Issuer. (a) The Issuer shall, to the maximum extent permitted by applicable law, maintain in full force and effect its existence and rights as a limited liability company formed under the laws of the State of Delaware and shall obtain and preserve its qualification to do business as a foreign corporation or company, as applicable, in each jurisdiction in which such qualifications are or shall be necessary to protect the validity and enforceability of this Indenture, the Notes or any of the Assets; provided that, the Issuer shall be entitled to change its jurisdiction of organization from the State of Delaware to any other jurisdiction reasonably selected by the Issuer at the direction of the Collateral Manager so long as (i) the Issuer has received a legal opinion (upon which the Trustee may conclusively rely) to the effect that such change is not disadvantageous in any material respect to the Holders, (ii) written notice of such change shall have been given to the Trustee and, subject to Section 14.3(c), each Rating Agency by the Issuer, which notice shall be promptly forwarded by the Trustee to the Holders and the Collateral Manager and (iii) on or prior to the 15th Business Day following receipt of such notice the Trustee shall not have received written notice from a Majority of the Controlling Class objecting to such change.

(b) The Issuer (i) shall ensure that all organizational or other formalities regarding its existence are followed and (ii) shall not have any employees (other than its members to the extent they are employees). The Issuer shall not take any action, or conduct its affairs in a manner, that is likely to result in its separate existence being ignored or in its assets and liabilities being substantively consolidated with any other Person in a bankruptcy, reorganization or other insolvency proceeding. Without limiting the foregoing, (A) the Issuer shall not have any subsidiaries; (B) (x) the Issuer shall not (1) except as contemplated by the Collateral Management Agreement or the LLC Agreement, engage in any transaction with any shareholder that would constitute a conflict of interest or (2) pay dividends other than in accordance with the terms of this Indenture and the LLC Agreement and (y) the Issuer shall (1) maintain books and records separate from any other Person, (2) maintain its accounts separate from those of any other Person, (3) not commingle its assets with those of any other Person, (4) conduct its own business in its own name, (5) maintain separate financial statements, (6) pay its own liabilities out of its own funds, (7) maintain an arm’s length relationship with its Affiliates, (8) use separate stationery, invoices and checks, (9) hold itself out as a separate Person, (10) correct any known misunderstanding regarding its separate identity and (11) have at least one manager that is Independent of the Collateral Manager.

Section 7.5 Protection of Assets. (a) The Collateral Manager on behalf of the Issuer will cause the taking of such action within the Collateral Manager’s control as is reasonably necessary in order to maintain the perfection and priority of the security interest of the Trustee in the Assets; provided that, the Collateral Manager shall be entitled to rely on any Opinion of Counsel delivered pursuant to Section 7.6 and any Opinion of Counsel with respect to the same subject matter delivered pursuant to Section 3.1(iii) to determine what actions are reasonably necessary, and shall be fully protected in so relying on such an Opinion of Counsel, unless the Collateral Manager has actual knowledge that the procedures described in any such Opinion of Counsel are no longer adequate to maintain such perfection and priority. The Issuer shall from time to time execute and deliver all such supplements and amendments hereto and file or authorize the filing of all such Financing Statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action as may be necessary or advisable or desirable to secure the rights and remedies of the Holders of the Secured Notes hereunder and to:

(i) Grant more effectively all or any portion of the Assets;

(ii) maintain, preserve and perfect any Grant made or to be made by this Indenture including, without limitation, the first priority nature of the lien or carry out more effectively the purposes hereof;

(iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture (including, without limitation, any and all actions necessary or desirable as a result of changes in law or regulations);

(iv) enforce any of the Assets or other instruments or property included in the Assets;

(v) preserve and defend title to the Assets and the rights therein of the Trustee and the Holders of the Secured Notes in the Assets against the claims of all Persons and parties; or

(vi) pay or cause to be paid any and all taxes levied or assessed upon all or any part of the Assets.

The Issuer hereby designates the Trustee as its agent and attorney in fact to prepare and file and hereby authorizes the filing of any Financing Statement, continuation statement and all other instruments, and take all other actions, required pursuant to this Section 7.5. Such designation shall not impose upon the Trustee, or release or diminish, the Issuer’s and the Collateral Manager’s obligations under this Section 7.5. The Issuer further authorizes and shall cause the Issuer’s United States counsel to file without the Issuer’s signature a Financing Statement that names the Issuer as debtor and the Trustee, on behalf of the Secured Parties, as secured party and that describes “all assets of the debtor now owned or hereafter acquired, other than “Excepted Property”” (and that defines “Excepted Property” in accordance with its definition herein) as the Assets in which the Trustee has a Grant.

(b) The Trustee shall not, except in accordance with Section 5.5, Section 10.6(a), (b) and (c) or Section 12.1, as applicable, permit the removal of any portion of the Assets or transfer any such Assets from the Account to which it is credited, or cause or permit any change in the Delivery made pursuant to Section 3.3 with respect to any Assets, if, after giving effect thereto, the jurisdiction governing the perfection of the Trustee’s security interest in such Assets is different from the jurisdiction governing the perfection at the time of delivery of the most recent Opinion of Counsel pursuant to Section 7.6 (or, if no Opinion of Counsel has yet been delivered pursuant to Section 7.6, the Opinion of Counsel delivered on the Closing Date pursuant to Section 3.1(iii)) unless the Trustee shall have received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property and the priority thereof will continue to be maintained after giving effect to such action or actions.

Section 7.6 Opinions as to Assets. Within the six month period preceding the fifth anniversary of the Closing Date (and every five years thereafter), the Issuer shall furnish to the Trustee, S&P and Moody’s an Opinion of Counsel relating to the security interest granted by the Issuer to the Trustee, stating that, as of the date of such Opinion of Counsel, the lien and security interest created by this Indenture with respect to the Assets remain in effect and is perfected and that no further action (other than as specified in such opinion) needs to be taken to ensure the continued effectiveness and perfection of such lien over the next five years.

Section 7.7 Performance of Obligations. (a) The Issuer shall not take any action, and will use its best efforts not to permit any action to be taken by others, that would release any Person from any of such Person’s covenants or obligations under any instrument included in the Assets, except in the case of enforcement action taken with respect to any Defaulted Obligation in accordance with the provisions hereof and actions by the Collateral Manager under the Collateral Management Agreement and in conformity with this Indenture or as otherwise required hereby.

(b) The Issuer shall notify the Rating Agencies within 10 Business Days after it has received notice from any Noteholder or the Issuer of any material breach of any Transaction Document, following any applicable cure period for such breach.

Section 7.8 Negative Covenants. (a) The Issuer will not, in each case from and after the Closing Date:

(i) sell, transfer, exchange or otherwise dispose of, or pledge, mortgage, hypothecate or otherwise encumber (or permit such to occur or suffer such to exist), any part of the Assets or any Margin Stock, except as expressly permitted by this Indenture and the Collateral Management Agreement;

(ii) claim any credit on, make any deduction from, or dispute the enforceability of payment of the principal or interest payable (or any other amount) in respect of the Notes (other than amounts withheld or deducted in accordance with the Code or other applicable jurisdiction);

(iii) (A) incur or assume or guarantee any indebtedness, other than the Notes, this Indenture and the transactions contemplated hereby or (B) (1) issue any additional Class of securities except in accordance with Section 2.13 and 3.2 or (2) issue any additional ordinary shares;

(iv) (A) permit the validity or effectiveness of this Indenture or any Grant hereunder to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to this Indenture or the Notes except as may be permitted hereby or by the Collateral Management Agreement, (B) except as permitted by this Indenture, permit any lien, charge, adverse claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden any part of the Assets or any Margin Stock, any interest therein or the proceeds thereof, or (C) except as permitted by this Indenture, take any action that would permit the lien of this Indenture not to constitute a valid first priority security interest in the Assets or any Margin Stock;

(v) amend the Collateral Management Agreement except pursuant to the terms thereof and Article XV;

(vi) dissolve or liquidate in whole or in part, except as permitted hereunder or required by applicable law;

(vii) pay any distributions other than in accordance with the Priority of Payments;

(viii) permit the formation of any subsidiaries;

(ix) conduct business under any name other than its own;

(x) have any employees (other than directors or managers to the extent they are employees);

(xi) elect to be classified as an association taxable as a corporation for U.S. federal income tax purposes;

(xii) sell, transfer, exchange or otherwise dispose of Assets, or enter into an agreement or commitment to do so or enter into or engage in any business with respect to any part of the Assets, except as expressly permitted by both this Indenture and the Collateral Management Agreement; or

(xiii) fail to maintain an independent manager under the Issuer’s limited liability company agreement.

(b) The Issuer shall not be party to any agreements without including customary “non-petition” and “limited recourse” provisions therein (and shall not amend or eliminate such provisions in any agreement to which it is party), except for any agreements related to the purchase and sale of any Collateral Obligations or Eligible Investments which contain customary (as determined by the Collateral Manager in its sole discretion) purchase or sale terms or which are documented using customary (as determined by the Collateral Manager in its sole discretion) loan trading documentation.

Section 7.9 Statement as to Compliance. At least once annually, and commencing in the year following the Closing Date, or immediately if there has been a Default under this Indenture and prior to the issuance of any additional notes pursuant to Section 2.13, the Issuer, subject to Section 14.3(c), shall deliver to each Rating Agency, the Trustee and the Collateral Manager (to be forwarded by the Trustee to each Holder making a written request therefor) an Officer’s certificate of the Issuer that, having made reasonable inquiries of the Collateral Manager, and to the best of the knowledge, information and belief of the Issuer, there did not exist, as at a date not more than five days prior to the date of such certificate, nor had there existed at any time prior thereto since the date of the last certificate (if any), any Default hereunder or, if such Default did then exist or had existed, specifying the same and the nature and status thereof, including actions undertaken to remedy the same, and that the Issuer has complied with all of its obligations under this Indenture or, if such is not the case, specifying those obligations with which it has not complied.

Section 7.10 Issuer May Consolidate or Amalgamate etc. Only on Certain Terms. The Issuer shall not (the “Merging Entity”) shall consolidate merge or amalgamate with or into any other Person or transfer or, except as otherwise permitted under this Indenture, convey all or substantially all of its assets to any Person, unless permitted by Delaware law and unless:

(a) the Merging Entity shall be the surviving corporation, or the Person (if other than the Merging Entity) formed by such consolidation or amalgamation or into which the Merging Entity is merged or to which all or substantially all of the assets of the Merging Entity are transferred (the “Successor Entity”) (A) if the Merging Entity is the Issuer, shall be a company organized and existing under the laws of the State of Delaware or such other jurisdiction approved by a Majority of the Controlling Class; provided that, no such approval shall be required in connection with any such transaction undertaken solely to effect a change in the jurisdiction of formation pursuant to Section 7.4, and (B) in any case shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee and each Holder, the due and punctual payment of the principal of and interest on all Notes and the performance and observance of every covenant of this Indenture on its part to be performed or observed, all as provided herein;

(b) the Global Rating Agency Condition shall have been satisfied with respect to such consolidation or merger or amalgamation;

(c) if the Merging Entity is not the Successor Entity, the Successor Entity shall have agreed with the Trustee (i) to observe the same legal requirements for the recognition of such formed or surviving corporation as a legal entity separate and apart from any of its Affiliates as are applicable to the Merging Entity with respect to its Affiliates and (ii) not to consolidate or merge or amalgamate with or into any other Person or transfer or convey the Assets or all or substantially all of its assets to any other Person except in accordance with the provisions of this Section 7.10;

(d) if the Merging Entity is not the Successor Entity, the Successor Entity shall have delivered to the Trustee, the Collateral Manager and the Issuer (and, subject to Section 14.3(c), the Issuer shall have delivered to each Rating Agency) an Officer’s certificate and an Opinion of Counsel each stating that such Person is duly organized, validly existing and in good standing in the jurisdiction in which such Person is organized; that such Person has sufficient power and authority to assume the obligations set forth in subsection (a) above and to execute and deliver an indenture supplemental hereto for the purpose of assuming such obligations; that such Person has duly authorized the execution, delivery and performance of an indenture supplemental hereto for the purpose of assuming such obligations and that such supplemental indenture is a valid, legal and binding obligation of such Person, enforceable in accordance with its terms, subject only to bankruptcy, reorganization, insolvency, moratorium and other laws affecting the enforcement of creditors’ rights generally and to general principles of equity (regardless of whether such enforceability is considered in a Proceeding in equity or at law); if the Merging Entity is the Issuer, that, immediately following the event which causes such Successor Entity to become the successor to the Issuer, (i) such Successor Entity has title, free and clear of any lien, security interest or charge, other than the lien and security interest of this Indenture and any other Permitted Lien, to the Assets securing all of the Notes and (ii) the Trustee continues to have a valid perfected first priority security interest in the Assets securing all of the Secured Notes; and in each case as to such other matters as the Trustee or any Holder may reasonably require; provided that, nothing in this clause (ii) shall imply or impose a duty on the Trustee to require such other documents;

(e) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

(f) the Merging Entity shall have notified the Collateral Manager and the Issuer (and, subject to Section 14.3(c), the Issuer shall have notified each Rating Agency) of such consolidation, merger, amalgamation, transfer or conveyance and shall have delivered to the Trustee and each Noteholder an Officer’s certificate and an Opinion of Counsel each stating that such consolidation, merger, amalgamation, transfer or conveyance and such supplemental indenture comply with this Article VII and that all conditions precedent in this Article VII relating to such transaction have been complied with, and Tax Advice to the effect that such transaction will not result in the Successor Entity becoming subject to U.S. federal income taxation with respect to its net income;

(g) the Merging Entity shall have delivered to the Trustee an Opinion of Counsel stating that after giving effect to such transaction, neither of the Issuer (or, if applicable, the Successor Entity) will be required to register as an investment company under the Investment Company Act;

(h) the Merging Entity shall have delivered to the Trustee an Opinion of Counsel stating that after giving effect to such transaction, the outstanding stock of the Merging Entity (or, if applicable, the Successor Entity) will not be beneficially owned within the meaning of the Investment Company Act by any U.S. person;

(i) the fees, costs and expenses of the Trustee (including any reasonable legal fees and expenses) associated with the matters addressed in this Section 7.10 shall have been paid by the Merging Entity (or, if applicable, the Successor Entity) or otherwise provided for to the satisfaction of the Trustee; and

(j) if the Merging Entity is the Issuer, consent of the Independent Manager has been obtained.

Section 7.11 Successor Substituted. Upon any consolidation or merger or amalgamation, or transfer or conveyance of all or substantially all of the assets of the Issuer in accordance with Section 7.10 in which the Merging Entity is not the surviving corporation, the Successor Entity shall succeed to, and be substituted for, and may exercise every right and power of, the Merging Entity under this Indenture with the same effect as if such Person had been named as the Issuer herein. In the event of any such consolidation, merger, amalgamation, transfer or conveyance, the Person named as the “Issuer” in the first paragraph of this Indenture or any successor which shall theretofore have become such in the manner prescribed in this Article VII may be dissolved, wound up and liquidated at any time thereafter, and such Person thereafter shall be released from its liabilities as obligor and maker on all the Notes and from its obligations under this Indenture.

Section 7.12 No Other Business. The Issuer shall not have any employees (other than its directors to the extent they are employees) and shall not engage in any business or activity other than issuing, selling, paying and redeeming the Notes and any additional securities issued pursuant to this Indenture, acquiring, holding, selling, exchanging, redeeming and pledging, solely for its own account, the Assets and other incidental activities, including entering into the Transaction Documents to which it is a party. The Issuer may amend, or permit the amendment of, its LLC Agreement or Certificate of Formation, only if such amendment would satisfy the Global Rating Agency Condition.

Section 7.13 [Reserved].

Section 7.14 Ratings. The Issuer shall promptly notify the Trustee and the Collateral Manager in writing (and the Trustee shall promptly provide the Holders with a copy of such notice) if at any time the then-current rating of any such Class of Secured Notes has been, or is known will be, changed or withdrawn.

Section 7.15 Reporting. At any time when the Issuer is not subject to Section 13 or 15(d) of the Exchange Act and are not exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, upon the request of a Holder or beneficial owner of a Note, the Issuer shall promptly furnish or cause to be furnished Rule 144A Information to such Holder or beneficial owner, to a prospective purchaser of such Note designated by such Holder or beneficial owner, or to the Trustee for delivery upon an Issuer Order to such Holder or beneficial owner or a prospective purchaser designated by such Holder or beneficial owner, as the case may be, in order to permit compliance by such Holder or beneficial owner with Rule 144A under the Securities Act in connection with the resale of such Note. “Rule 144A Information” shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

Section 7.16 Calculation Agent. (a) The Issuer hereby agrees that for so long as any Secured Notes remain Outstanding there will at all times be an agent appointed (which does not control or is not controlled by or under common control with the Issuer, the Collateral Manager or their respective Affiliates) to calculate the Benchmark in respect of each Interest Accrual Period in accordance with the terms specified in the definition of “Benchmark” and “ Term SOFR Rate” in Section 1.1 (the “Calculation Agent”); provided that if a Benchmark Replacement Rate has been selected by the Collateral Manager or adopted, “Benchmark” and “ Term SOFR Rate”, as applicable, in respect of each Interest Accrual Period shall be deemed to refer to such Benchmark Replacement Rate. The Issuer hereby appoints the Collateral Administrator as the initial Calculation Agent. The Calculation Agent may be removed by the Issuer or the Collateral Manager, on behalf of the Issuer, at any time. If the Calculation Agent is unable or unwilling to act as such or is removed by the Issuer or the Collateral Manager, on behalf of the Issuer, or if the Calculation Agent fails to determine any of the information described in subsection (b), in respect of any Interest Accrual Period, the Issuer or the Collateral Manager, on behalf of the Issuer, will promptly appoint a replacement Calculation Agent which does not control or is not controlled by or under common control with the Issuer or its Affiliates or the Collateral Manager or its Affiliates. The Calculation Agent may not resign its duties or be removed without a successor having been duly appointed.

(b) The Calculation Agent shall be required to agree (and the Collateral Administrator as Calculation Agent has agreed) that, as soon as possible after 5:00 a.m. Chicago time on each Interest Determination Date, but in no event later than 5:00 p.m. New York time on such Interest Determination Date, the Calculation Agent will calculate the Interest Rate applicable to each Class of Secured Notes during the related Interest Accrual Period and the Note Interest Amount (in each case, rounded to the nearest cent, with half a cent being rounded upward) payable on the related Payment Date in respect of such Class of Secured Notes in respect of the related Interest Accrual Period. At such time, the Calculation Agent will communicate such rates and amounts to the Issuer, the Trustee, each Paying Agent, the Collateral Manager, Euroclear and Clearstream. The Calculation Agent shall notify the Issuer before 5:00 p.m. (New York time) on every Interest Determination Date if it has not determined and is not in the process of determining any such Interest Rate or Note Interest Amount together with its reasons therefor. The Calculation Agent’s determination of the foregoing rates and amounts for any Interest Accrual Period will (in the absence of manifest error) be final and binding upon all parties.

(c) The Calculation Agent, the Trustee and the Collateral Administrator (i) shall have no responsibility or liability for the determination or selection of (or any failure by the Collateral Manager to determine or select) an alternate or replacement reference rate (including any Benchmark Replacement Rate or modifier thereto) as a successor or replacement benchmark to the Term SOFR Rate and shall be entitled to rely upon any determination, selection or designation of such rate (and any modifier) by the Collateral Manager and (ii) shall have no liability for any failure or delay in performing their duties hereunder or under any other Transaction Document as a result of the unavailability of the “Term SOFR Rate” or the then current Benchmark or other reference rate as described herein, or absence of a designated replacement Benchmark, including as a result of any inability, delay, error or inaccuracy on the part of any other transaction party, including without limitation the Collateral Manager, in providing any direction, instruction, notice or information required or contemplated by the terms of this Indenture and reasonably required for the performance of such duties. Notwithstanding the foregoing, the Collateral Manager shall provide direction to the Calculation Agent facilitating or specifying administrative procedures with respect to the calculation of any other applicable benchmark upon which directions the Calculation Agent may conclusively rely.

(d) The Trustee and the Calculation Agent shall not have any liability for any publications received from the Term SOFR Administrator or the administrator or source of the then current Benchmark.

Section 7.17 Certain Tax Matters.(a) (a) The Issuer shall treat itself as either (1) disregarded as an entity separate from the sole equity owner or (2) a partnership for U.S. federal income tax purposes, and shall not make any election to be treated as an association taxable as a corporation for U.S. federal income tax purposes. The Issuer shall treat the Secured Notes as indebtedness, and the Subordinated Notes as equity, for U.S. federal income tax purposes.

(b) The Issuer shall file, or cause to be filed, any tax returns, including information tax returns, required by any governmental authority, and shall provide to each Holder of a Subordinated Note, any information that such Holder reasonably requests in order for such Holder to (i) comply with its federal, state, or local tax return filing and information reporting obligations, or (ii) comply with filing requirements that arise as a result of the Issuer being classified as a partnership for U.S. federal income tax purposes.

(c) If so requested by a Majority of the Subordinated Notes, and if such Holders agree to reimburse the Issuer for all costs associated with such election, the Issuer is authorized to make (or hire accountants to make) an election under Section 754 of the Code.

(d) If the Issuer has purchased an interest and the Issuer is aware that such interest is a “reportable transaction” within the meaning of Section 6011 of the Code, and a Holder of a Subordinated Note (or any Note that is required to be treated as equity for U.S. federal income tax purposes) requests in writing information about any such transactions in which the Issuer is an investor, the Issuer shall provide, or cause its Independent accountants to provide, such information it has reasonably available that is required to be obtained by such Holder under the Code as soon as practicable after such request.

(e) Notwithstanding anything herein to the contrary, the Collateral Manager, the Trustee, the Collateral Administrator, the Placement Agents, the U.S. Retention Holder, the Transferor, the Holders and beneficial owners of the Notes and each employee, representative or other agent of those Persons, may disclose to any and all Persons, without limitation of any kind, the U.S. tax treatment and tax structure of the transactions contemplated by this Indenture and all materials of any kind, including opinions or other tax analyses, that are provided to those Persons. This authorization to disclose the U.S. tax treatment and tax structure does not permit disclosure of information identifying the Collateral Manager, the Issuer, the Trustee, the Collateral Administrator, the Placement Agents, the U.S. Retention Holder, the Transferor or any other party to the transactions contemplated by this Indenture, the Offering or the pricing.

(f) If required to prevent the withholding and imposition of United States income tax on payments made to the Issuer, the Issuer shall deliver or cause to be delivered the appropriate IRS Form(s) W-8 or W-9, as applicable, or applicable successor form(s) certifying as to U.S. Tax Person status of the Issuer (or its sole owner), together with any other tax certifications or agreements, to each issuer or Obligor of or counterparty with respect to an Asset at the time such Asset is purchased or entered into by the Issuer and thereafter prior to the obsolescence or expiration of such form.

(i) Capital Accounts.

(i) The Partnership Representative shall establish and maintain or cause to be established and maintained on the books and records of the Issuer an individual capital account for each Partner in accordance with Section 704(b) of the Code and Treasury Regulations Section 1.704-1(b)(2)(iv).

(ii) For capital account purposes, all items of income, gain, loss and deduction shall be allocated among the Partners in a manner such that, if the Issuer were dissolved, its affairs wound up, its assets sold for their respective “book values” (within the meaning of Treasury Regulations Section 1.704-1(b)(2)(iv)) and its liabilities satisfied in full (except that nonrecourse liabilities with respect to an asset shall be satisfied only to the extent that such nonrecourse liabilities do not exceed the book value of such asset) and its assets distributed to the Partners in accordance with their respective capital account balances immediately after making such allocation, such distributions would, as nearly as possible, be equal to the distributions that would be made pursuant to the provisions of this Indenture. Any special allocations provided for in Section 7.17(i)(iv)-(vii) shall be taken into account for capital account purposes. For U.S. federal, state and local income tax purposes, items of income, gain, loss, deduction and credit shall be allocated to the Partners in accordance with the allocations of the corresponding items for capital account purposes under this Section 7.17(i), except that items with respect to which there is a difference between tax and book basis will be allocated in accordance with Section 704(c) of the Code and Treasury Regulations Section 1.704-1(b)(4)(i).

(iii) The provisions of this Section 7.17(i) relating to the maintenance of capital accounts are intended to comply with Treasury Regulations Section 1.704-1(b) and shall be interpreted and applied in a manner consistent with such regulations. The Partnership Representative shall be authorized to make appropriate amendments to the allocations of items pursuant to this Section 7.17(i) if necessary in order to comply with Section 704 of the Code or the appropriate provisions of Treasury Regulations.

(iv) Notwithstanding any other provision set forth in this Section 7.17(i), no item of deduction or loss shall be allocated to a Partner to the extent the allocation would cause a negative balance in the Partner’s capital account (after taking into account the adjustments, allocations and distributions described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6)) that exceeds the amount that such Partner would be required to reimburse the Issuer pursuant to this Indenture or under applicable law. In the event some but not all of the Partners would have such excess capital account deficits as a consequence of such an allocation of loss or deduction, the limitation set forth in this Section 7.17(i)(iv) shall be applied on a Partner-by-Partner basis so as to allocate the maximum permissible deduction or loss to each such Partner under Treasury Regulations Section 1.704-1(b)(2)(ii)(d). In the event any loss or deduction is specially allocated to a Partner pursuant to either of the two preceding sentences, an equal amount of income of the Issuer shall be specially allocated to such Partner prior to any allocation pursuant to Section 7.17(i).

(v) In the event any Partner unexpectedly receives any adjustments, allocations, or distributions described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6), items of Issuer income and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate as quickly as possible any deficit balance in its capital account in excess of that permitted under Section 7.17(i)(iv) created by such adjustments, allocations or distributions. Any special allocations of items of income or gain pursuant to this Section 7.17(i)(v) shall be taken into account in computing subsequent allocations pursuant to this Section 7.17(i)(v) so that the net amount of any items so allocated and all other items allocated to each Partner pursuant to this Section 7.17(i)(v) shall, to the extent possible, be equal to the net amount that would have been allocated to each such Partner pursuant to the provisions of this Section 7.17(i) if such unexpected adjustments, allocations or distributions had not occurred.

(vi) In the event the Issuer incurs any nonrecourse liabilities, income and gain shall be allocated in accordance with the “minimum gain chargeback” provisions of Treasury Regulations Sections 1.704-1(b)(4)(iv) and 1.704-2.

(vii) The capital accounts of the Partners shall be adjusted in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(f) to reflect the fair market value of Issuer property whenever a “partnership interest” in the Issuer for U.S. federal income tax purposes is relinquished to the Issuer, whenever an additional Person becomes a Partner as permitted under this Indenture, upon any termination of the Issuer within the meaning of Section 708 of the Code, and when the Issuer is liquidated as permitted under this Indenture, and shall be adjusted in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(e) in the case of a distribution of any property (other than cash).

(g) The Collateral Manager shall be the “partnership representative” for purposes of Section 6223 of the Code, as amended by the Bipartisan Budget Act of 2015 (the “Partnership Representative”) (or, if not eligible to be the Partnership Representative, as agent-in-fact of the Partnership Representative), and may designate the Partnership Representative from time to time from among any willing Holder of Subordinated Notes (including itself and any of its Affiliates) with respect to any taxable year of the Issuer during which the initial Subordinated Noteholder or any of its Affiliates holds or has held any Subordinated Notes (and if such designee is not eligible under the Code to be the Partnership Representative, it shall be the agent and attorney-in-fact of the Partnership Representative); provided, that during any other period or if the initial Subordinated Noteholder declines to so designate a Partnership Representative, the Issuer (after consultation with the Collateral Manager) shall designate the Partnership Representative from among any Holder of Subordinated Notes (excluding the initial Subordinated Noteholder and its Affiliates) (and if such designee is not eligible under the Code to be the Partnership Representative, it shall be the agent and attorney-in-fact of the Partnership Representative). The Partnership Representative (or, if applicable, its agent and attorney-in- fact) shall sign the Issuer’s tax returns and is authorized to make tax elections on behalf of the Issuer in its reasonable discretion, to determine the amount and characterization of any allocations or tax items described in this Section 7.17 in its reasonable discretion, and to take all actions and do such things as required or as it shall deem appropriate under the Code, at the Issuer’s sole expense, including representing the Issuer before taxing authorities and courts in tax matters affecting the Issuer and the Partners. Any action taken by the Partnership Representative in connection with audits of the Issuer under the Code will, to the extent permitted by law, be binding upon the Partners. Each such Partner agrees that it will treat any Issuer item on such Partner’s income tax returns consistently with the treatment of the item on the Issuer’s tax return and that such Partner will not independently act with respect to tax audits or tax litigation affecting the Issuer, unless previously authorized to do so in writing by the Partnership Representative (or, if applicable, its agent and attorney-in-fact), which authorization may be withheld in the complete discretion of the Partnership Representative (or, if applicable, its agent and attorney-in fact). The Issuer will, to the fullest extent permitted by law, reimburse and indemnify the Partnership Representative and any agent and attorney-in-fact of such Partnership Representative in connection with any expenses reasonably incurred in connection with its performance of its duties as or on behalf of the Partnership Representative. For the avoidance of doubt, any indemnity or reimbursement provided pursuant to the immediately foregoing sentence shall be treated as an Administrative Expense pursuant to the definition thereof.

(h) If the IRS, in connection with an audit governed by the tax audit rules that apply to partnerships that are contemplated by the Bipartisan Budget Act of 2015 (the “Partnership Tax Audit Rules”), proposes an adjustment greater than $25,000 in the amount of any item of income, gain, loss, deduction or credit of the Issuer, or any Partner’s distributive share thereof, and such adjustment results in an “imputed underpayment” as described in Section 6225(b) of the Code, as amended by the Bipartisan Budget Act of 2015, together with any guidance issued thereunder or successor provisions (a “Covered Audit Adjustment”), the Partnership Representative will use commercially reasonable efforts (taking into account whether the Partnership Representative has received any needed information on a timely basis from the Partners), to apply the alternative method provided by Section 6226 of the Code, as amended by the Bipartisan Budget Act of 2015, together with any guidance issued thereunder or successor provisions (the “Alternative Method”). In the event the proposed adjustment is equal to or less than $25,000, the Partnership Representative may in its sole discretion elect to have the Issuer pay such adjustment. To the extent that the Partnership Representative does not (or is unable to) elect the Alternative Method with respect to a Covered Audit Adjustment and such Covered Audit Adjustment is material as to the Issuer (determined in the Partnership Representative’s sole discretion), the Partnership Representative shall use commercially reasonable efforts to (i) to the extent not economically or administratively burdensome or onerous, make reasonable modifications available under Sections 6225(c)(3), (4) and (5) of the Code, as amended by the Bipartisan Budget Act of 2015, together with any guidance issued thereunder or successor provisions, to the extent that such modifications are available (taking into account whether the Partnership Representative has received any needed information on a timely basis from the Partners) and would reduce any taxes payable by the Issuer with respect to the Covered Audit Adjustment, and (ii) if reasonably requested by a Partner, provide to such Partner available information allowing such Partner to file an amended U.S. federal income tax return, as described in Section 6225(c)(2) of the Code, as amended by the Bipartisan Budget Act of 2015, together with any guidance issued thereunder or successor provisions, to the extent that such amended return and payment of any related U.S. federal income taxes would reduce any taxes payable by the Issuer with respect to the Covered Audit Adjustment (after taking into account any modifications described in clause (i)). Similar procedures shall be followed in connection with any state or local income tax audit governed by the Partnership Tax Audit Rules. Any U.S. federal income taxes (and any related interest and penalties) paid by the Issuer (or any diminution in distributable proceeds resulting from an adjustment under Partnership Tax Audit Rules) may be allocated in the reasonable discretion of the Issuer to those Partners to whom such amounts are specifically attributable (whether as a result of their status, actions, inactions or otherwise), as determined in the reasonable discretion of the Issuer. The Issuer shall not elect or cause any election to be made to apply the Partnership Tax Audit Rules to the Issuer prior to the generally applicable effective date of such legislation, unless the Issuer, in good faith, reasonably determines that such an election would be in the best interests of the Issuer and all Holders of the Notes for U.S. federal income tax purposes. This paragraph shall survive the transfer or termination of a Subordinated Note or any other interest that is treated as equity in the Issuer for U.S. federal income tax purposes, as well as the termination, dissolution, liquidation and winding up of the Issuer.

(i) Upon the Issuer’s receipt of a request of a Holder of a Note that has been issued with more than a de minimis “original issue discount” (as defined in Section 1273 of the Code) or written request of a Person certifying that it is an owner of a beneficial interest in a Note that has been issued with more than a de minimis “original issue discount” for the information described in Treasury Regulations Section 1.1275-3(b)(1)(i) that is applicable to such Note, the Issuer will cause its Independent certified public accountants to provide promptly to the Trustee and such requesting Holder or owner of a beneficial interest in such a Note all of such information.

(j) Upon a Re-Pricing, the Issuer will cause its Independent certified public accountants to comply with any requirements under Treasury Regulations Section 1.1273-2(f)(9) (or any successor provision) including (as applicable), to (i) determine whether Notes of the Re-Priced Class or Notes replacing the Re-Priced Class are traded on an established market, and (ii) if so traded, to determine the fair market value of such Notes and to make available such fair market value determination to Holders in a commercially reasonable fashion, including by electronic publication, within 90 days of the date that the new Notes are issued.

Section 7.18 Effective Date; Purchase of Additional Collateral Obligations.

(a) The Issuer will use commercially reasonable efforts to purchase, on or before the Effective Date, Collateral Obligations such that the Target Initial Par Condition is satisfied.

(b) During the period from the Closing Date to and including the Effective Date, the Issuer will use the following funds to purchase additional Collateral Obligations in the following order: (i) to pay for the principal portion of any Collateral Obligation, first, any amounts on deposit in the interest subaccount or the principal subaccount of the Ramp-Up Account (at the discretion of the Collateral Manager), and second, any Principal Proceeds on deposit in the Collection Account and (ii) to pay for accrued interest on any such Collateral Obligation, any amounts on deposit in the interest subaccount or the principal subaccount of the Ramp-Up Account (at the discretion of the Collateral Manager). In addition, the Issuer will use commercially reasonable efforts to acquire such Collateral Obligations that will satisfy, on the Effective Date, the Concentration Limitations, the Collateral Quality Test and each Overcollateralization Ratio Test.

(c) Within 30 Business Days after the Effective Date, (i) the Issuer shall cause the Collateral Administrator to compile and provide to each Rating Agency, the Trustee, the Collateral Manager and the Holders (which report shall be provided to Holders in the same manner as Monthly Reports) a report (the “Effective Date Report”) determined as of the Effective Date, containing (A) the information required in a Monthly Report and (B) a calculation with respect to whether the Target Initial Par Condition is satisfied and (ii) the Trustee shall have received (x) an accountants’ agreed upon procedures report comparing the following items in the Effective Date Report: the issuer, principal balance, coupon/spread, stated maturity, Moody’s Rating, Moody’s Default Probability Rating, Moody’s Industry Classification, S&P Industry Classification, S&P Rating and country of Domicile with respect to each Collateral Obligation as of the Effective Date and the information provided by the Issuer with respect to every other asset included in the Assets, by reference to such sources as shall be specified therein (such report, the “Effective Date Accountants’ Comparison Report”) and (y) an accountants’ agreed upon procedures report recalculating as of the Effective Date the level of compliance with, or satisfaction or non-satisfaction of, (1) the Target Initial Par Condition, (2) each Overcollateralization Ratio Test, (3) the Concentration Limitations and (4) the Collateral Quality Tests (excluding the S&P CDO Monitor Test) (the items in this clause (y), collectively, the “Specified Tested Items”) (such report, the “Effective Date Accountants’ Recalculation Report” and, together with the Effective Date Accountants’ Comparison Report, the “Effective Date Accountants’ Reports”). Each Effective Date Accountants’ Report shall specify the procedures undertaken by them to review data and computations relating to such report.

If (x) the Issuer provides the Effective Date Accountants’ Reports to the Trustee with the results of the Specified Tested Items, (y) the Issuer causes the Collateral Administrator to provide to Moody’s the Effective Date Report and the Effective Date Report confirms satisfaction of the Specified Tested Items and (z) the S&P Effective Date Condition has been satisfied, then each Rating Agency shall be deemed to have confirmed its Initial Ratings of the Secured Notes (such deemed confirmation, the “Effective Date Ratings Confirmation”). For the avoidance of doubt, the Effective Date Report shall not include or refer to the Effective Date Accountants’ Reports. The Trustee shall not disclose any information or documents provided to it by such firm of Independent accountants unless compelled by legal process (of which the Issuer shall promptly inform the Independent accountants). Copies of the Effective Date Accountants’ Recalculation Report or any other agreed-upon procedures report provided by the Independent accountants to the Issuer or Trustee will not be provided to any other party (other than the Collateral Manager), including a Rating Agency, except that in accordance with SEC Release No. 34-72936, Form ABS Due Diligence-15E, only in its complete and unedited form which includes the Effective Date Accountants’ Comparison Report as an attachment, will be provided by the Independent accountants to the Issuer who will cause it to be posted on the 17g-5 Website.

(d) [Reserved].

(e) In lieu of complying with Section 7.18(c), the Issuer (or the Collateral Manager on the Issuer’s behalf) may take such action, including but not limited to, a Special Redemption and/or transferring amounts from the Interest Collection Subaccount to the Principal Collection Subaccount as Principal Proceeds (for use in a Special Redemption), sufficient to enable the Issuer (or the Collateral Manager on the Issuer’s behalf) to obtain Effective Date Ratings Confirmation.

(f) The failure of the Issuer to satisfy the requirements of this Section 7.18 will not constitute an Event of Default unless such failure constitutes an Event of Default under Section 5.1(d) hereof and the Issuer, or the Collateral Manager acting on behalf of the Issuer, has acted in bad faith. Of the proceeds of the issuance of the Notes which are not applied to pay for the purchase of Collateral Obligations purchased by the Issuer on or before the Closing Date (including, without limitation, repayment of any amounts borrowed by the Issuer in connection with the purchase of Collateral Obligations prior to the Closing Date) or to pay other applicable fees and expenses, funds will be deposited in the Ramp-Up Account on the Closing Date in the amounts specified in writing to the Trustee by the Issuer. At the direction of the Issuer (or the Collateral Manager on behalf of the Issuer), the Trustee shall apply amounts held in the Ramp-Up Account to purchase additional Collateral Obligations from the Closing Date to and including the Effective Date as described in clause (b) above. If on the Effective Date, any amounts on deposit in the Ramp-Up Account have not been applied to purchase Collateral Obligations, such amounts shall be applied as described in Section 10.3(c), and the Issuer, or the Collateral Manager on behalf of the Issuer, shall notify the Rating Agencies in writing (such notice to S&P to be delivered with the Excel Default Model Input File) of any amounts transferred to the Interest Collection Subaccount from the Ramp-Up Account on the Effective Date.

Within 30 Business Days after the Effective Date, the Issuer shall provide, or cause the Collateral Manager to provide, to S&P a Microsoft Excel file (“Excel Default Model Input File”) that provides all of the inputs required to determine whether the S&P CDO Monitor Test has been satisfied and the Collateral Manager shall provide a Microsoft Excel file including, at a minimum, the following data with respect to each Collateral Obligation: CUSIP number (if any), the LoanX identifier (if any), name of Obligor, coupon, spread (if applicable), legal final maturity date, average life, Principal Balance, the reference rate floor with respect to any Reference Rate Floor Obligation, identifying such Collateral Obligation with a trade date and settlement date, the purchase price thereof, identification as a Cov Lite Loan or otherwise, S&P Industry Classification, S&P Rating and S&P Recovery Rate.

(g) Asset Quality Matrix. On or prior to the Effective Date, the Collateral Manager shall elect the “row/column combination” of the Asset Quality Matrix that shall on and after the Effective Date apply to the Collateral Obligations for purposes of determining compliance with the Maximum Moody’s Rating Factor Test, the Moody’s Diversity Test, the Moody’s Matrix Test and the Minimum Floating Spread Test. Thereafter, at any time on prior written notice (which may be in email form) of one Business Day to the Trustee, the Collateral Administrator and each Rating Agency then rating a Class of Secured Notes, the Collateral Manager may elect a different “row/column combination” to apply to the Collateral Obligations; provided that if: (i) the Collateral Obligations are currently in compliance with such tests based on the Asset Quality Matrix case then applicable to the Collateral Obligations, the Collateral Obligations comply with such tests based on the Asset Quality Matrix case to which the Collateral Manager desires to change or (ii) the Collateral Obligations are not currently in compliance with such tests based on the Asset Quality Matrix case then applicable to the Collateral Obligations or would not be in compliance with such tests based on any other Asset Quality Matrix case, the Collateral Obligations are not further out of compliance with such tests based on the Asset Quality Matrix to which the Collateral Manager desires to change; provided that if subsequent to such election the Collateral Obligations comply with such tests based on any Asset Quality Matrix case, the Collateral Manager shall elect a “row/column combination” that corresponds to an Asset Quality

Matrix case in which the Collateral Obligations are in compliance with such tests. If the Collateral Manager does not notify the Trustee, the Collateral Administrator and each Rating Agency then rating a Class of Secured Notes that it will alter the “row/column combination” of the Asset Quality Matrix chosen on or prior to the Effective Date in the manner set forth above, the “row/column combination” of the Asset Quality Matrix chosen on or prior to the Effective Date shall continue to apply. Notwithstanding the foregoing, the Collateral Manager may elect at any time on or prior to the Effective Date, in lieu of selecting a “row/column combination” of the Asset Quality Matrix, to interpolate between two adjacent rows and/or two adjacent columns, as applicable, on a straight-line basis and round the results to two decimal points. For the avoidance of doubt, any determination of compliance or non-compliance with such tests based on the Asset Quality Matrix shall be determined after application of any applicable excess or any modifier hereunder (including, but not limited to, the Moody’s Weighted Average Recovery Adjustment).

(h) Weighted Average S&P Recovery Rate. The Collateral Manager may, at any time after the Closing Date upon at least 5 Business Days’ prior written notice to S&P, the Trustee and the Collateral Administrator, elect to utilize the S&P CDO Monitor in determining compliance with the S&P CDO Monitor Test (the effective date specified by the Collateral Manager for such election, the “S&P CDO Monitor Election Date”); provided that, following an S&P CDO Formula Election Date, an S&P CDO Monitor Election Date may only occur once. On or prior to the S&P CDO Monitor Election Date, the Collateral Manager shall elect the Weighted Average S&P Recovery Rate that shall apply on and after such date to the Collateral Obligations for purposes of determining compliance with the Minimum Weighted Average S&P Recovery Rate Test, and the Collateral Manager will so notify the Trustee and the Collateral Administrator. Thereafter, at any time during any S&P CDO Monitor Election Period on written notice to the Trustee, the Collateral Administrator and S&P, the Collateral Manager may elect a different Weighted Average S&P Recovery Rate to apply to the Collateral Obligations; provided, that if (i) the Collateral Obligations are currently in compliance with the Weighted Average S&P Recovery Rate case then applicable to the Collateral Obligations but the Collateral Obligations would not be in compliance with the Weighted Average S&P Recovery Rate case to which the Collateral Manager desires to change, then such changed case shall not apply or (ii) the Collateral Obligations are not currently in compliance with the Weighted Average S&P Recovery Rate case then applicable to the Collateral Obligations and would not be in compliance with any other Weighted Average S&P Recovery Rate case, the Weighted Average S&P Recovery Rate to apply to the Collateral Obligations shall be the lowest Weighted Average S&P Recovery Rate in Section 2 of Schedule 4. If the Collateral Manager does not notify the Trustee and the Collateral Administrator that it will alter the Weighted Average S&P Recovery Rate in the manner set forth above, the Weighted Average S&P Recovery Rate chosen as of the S&P CDO Monitor Election Date shall continue to apply.

Section 7.19 Representations Relating to Security Interests in the Assets. (a) The Issuer hereby represents and warrants that, as of the Closing Date (which representations and warranties shall survive the execution of this Indenture and be deemed to be repeated on each date on which an Asset is Granted to the Trustee hereunder):

(i) The Issuer owns such Asset free and clear of any lien, claim or encumbrance of any Person, other than such as are created under, or permitted by, this Indenture other than Permitted Liens.

(ii) Other than the security interest Granted to the Trustee pursuant to this Indenture, except as permitted by this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Assets. The Issuer has not authorized the filing of and is not aware of any Financing Statements against the Issuer that include a description of collateral covering the Assets other than any Financing Statement relating to the security interest granted to the Trustee hereunder or that has been terminated; the Issuer is not aware of any judgment, PBGC liens or tax lien filings against the Issuer.

(iii) All Assets constitute Cash, accounts (as defined in Section 9-102(a)(2) of the UCC), Instruments, general intangibles (as defined in Section 9-102(a)(42) of the UCC), uncertificated securities (as defined in Section 8-102(a)(18) of the UCC), Certificated Securities or security entitlements to financial assets resulting from the crediting of financial assets to a “securities account” (as defined in Section 8-501(a) of the UCC).

(iv) All Accounts constitute “securities accounts” under Section 8-501(a) of the UCC.

(v) This Indenture creates a valid and continuing security interest (as defined in Section 1-201(37) of the UCC) in such Assets in favor of the Trustee, for the benefit and security of the Secured Parties, which security interest is prior to all other liens, claims and encumbrances (except as permitted otherwise in this Indenture), and is enforceable as such against creditors of and purchasers from the Issuer.

(b) The Issuer hereby represents and warrants that, as of the Closing Date (which representations and warranties shall survive the execution of this Indenture and be deemed to be repeated on each date on which an Asset is Granted to the Trustee hereunder), with respect to Assets that constitute Instruments:

(i) Either (x) the Issuer has caused or will have caused, within 10 days after the Closing Date, the filing of all appropriate Financing Statements in the proper office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Instruments granted to the Trustee, for the benefit and security of the Secured Parties or (y) (A) all original executed copies of each promissory note or mortgage note that constitutes or evidences the Instruments have been delivered to the Trustee or the Issuer has received written acknowledgement from a custodian that such custodian is holding the mortgage notes or promissory notes that constitute evidence of the Instruments solely on behalf of the Trustee and for the benefit of the Secured Parties and (B) none of the Instruments that constitute or evidence the Assets has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Trustee, for the benefit of the Secured Parties.

(ii) The Issuer has received all consents and approvals required by the terms of the Assets to the pledge hereunder to the Trustee of its interest and rights in the Assets.

(c) The Issuer hereby represents and warrants that, as of the Closing Date (which representations and warranties shall survive the execution of this Indenture and be deemed to be repeated on each date on which an Asset is Granted to the Trustee hereunder), with respect to the Assets that constitute Security Entitlements:

(i) All of such Assets have been and will have been credited to one of the Accounts which are securities accounts within the meaning of Section 8-501(a) of the UCC. The Securities Intermediary for each Account has agreed to treat all assets credited to such Accounts as “financial assets” within the meaning of Section 8-102(a)(9) the UCC; provided, however, that the Securities Intermediary shall not be required to treat as a financial asset any asset in the nature of a general intangible (as defined in Section 9-102(a)(42) of the UCC) or to “maintain” a sufficient quantity thereof.

(ii) The Issuer has received all consents and approvals required by the terms of the Assets to the pledge hereunder to the Trustee of its interest and rights in the Assets.

(iii) (x) The Issuer has caused or will have caused, within 10 days after the Closing Date, the filing of all appropriate Financing Statements in the proper office in the appropriate jurisdictions under applicable law in order to perfect the security interest granted to the Trustee, for the benefit and security of the Secured Parties, hereunder and (y) (A) the Issuer has delivered to the Trustee a fully executed Securities Account Control Agreement pursuant to which the Issuer has taken all steps necessary to cause the Custodian to identify in its records the Trustee as the Person having a security entitlement against the Custodian in each of the Accounts.

(iv) The Accounts are not in the name of any Person other than “ADS CLO 2 LLC, subject to the lien of U.S. Bank Trust Company, National Association, as Trustee”. The Issuer has not consented to the Custodian to comply with the entitlement order of any Person other than the Trustee (and the Issuer prior to a notice of exclusive control being provided by the Trustee).

(d) The Issuer hereby represents and warrants that, as of the Closing Date (which representations and warranties shall survive the execution of this Indenture and be deemed to be repeated on each date on which an Asset is Granted to the Trustee hereunder), with respect to Assets that constitute general intangibles:

(i) The Issuer has caused or will have caused, within 10 days after the Closing Date, the filing of all appropriate Financing Statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Assets granted to the Trustee, for the benefit and security of the Secured Parties, hereunder.

(ii) The Issuer has received, or will receive, all consents and approvals required by the terms of the Assets to the pledge hereunder to the Trustee of its interest and rights in the Assets.

The Issuer agrees to notify the Collateral Manager and each Rating Agency promptly if they become aware of the breach of any of the representations and warranties contained in this Section 7.19.

Section 7.20 Rule 17g-5 Compliance. (a) To enable the Rating Agencies to comply with their obligations under Rule 17g-5 promulgated under the Exchange Act (“Rule 17g-5”), the Issuer shall cause to be posted on a password-protected internet website initially located at https://www.structuredfn.com (such website, or such other website address as the Issuer may provide to the Trustee, the Collateral Administrator, the Collateral Manager and the Rating Agencies, the “Issuer’s Website”), at the same time such information is provided to the Rating Agencies, all information the Issuer provides to the Rating Agencies for the purposes of determining the Initial Rating of the Secured Notes or undertaking credit rating surveillance of the Secured Notes.

(b) Pursuant to the Collateral Administration Agreement, the Issuer has appointed the Collateral Administrator as its agent (in such capacity, the “Information Agent”) to post to the Issuer’s Website any information that the Information Agent receives from the Issuer, the Trustee or the Collateral Manager (or their respective representatives or advisors) that is designated as information to be so posted.

(c) The Issuer, the Collateral Manager and the Trustee agree that any notice, report, request for satisfaction of the Global Rating Agency Condition, the Moody’s Rating Condition or the S&P Rating Condition, confirmations from any Rating Agency or other information provided by either of the Issuer, the Collateral Manager or the Trustee (or any of their respective representatives or advisors) to any Rating Agency hereunder or under any other Transaction Document for the purposes of undertaking credit rating surveillance of the Secured Notes shall be provided, substantially concurrently, by the Issuer, the Collateral Manager or the Trustee, as the case may be, to the Information Agent for posting on the Issuer’s Website. For the avoidance of doubt, the agreement by each of the parties set forth in the immediately preceding sentence is an agreement by such party solely with respect to such party’s own performance, and is not an assurance of any other party’s performance.

(d) Notwithstanding any term contained in this Indenture or elsewhere to the contrary, the Trustee may (but shall have no obligation to) engage in or respond to any oral communications with respect to the transactions contemplated hereby, any Transaction Documents relating hereto or in any way relating to the Notes or for the purposes of determining the Initial Ratings of the Secured Notes or undertaking credit rating surveillance of the Secured Notes with any Rating Agency or any of its respective officers, directors or employees.

(e) The Trustee shall not be responsible for maintaining the Issuer’s Website, posting any information to the Issuer’s Website or assuring that the Issuer’s Website complies with the requirements of this Indenture, Rule 17g-5 or any other law or regulation. In no event shall the Trustee be deemed to make any representation in respect of the content of the Issuer’s Website or compliance by the Issuer’s Website with this Indenture, Rule 17g-5 or any other law or regulation.

(f) The Information Agent and the Trustee shall not be responsible or liable for the dissemination of any identification numbers or passwords for the Issuer’s Website, including by the Issuer, the Rating Agencies, any nationally recognized statistical rating organization, any of their respective agents or any other party. Additionally, neither the Information Agent nor the Trustee shall be liable for the use of information posted on the Issuer’s Website, whether by the Issuer, the Rating Agencies, any nationally recognized statistical rating organization or any other third party that may gain access to the Issuer’s Website or the information posted thereon.

(g) Notwithstanding anything therein to the contrary, the maintenance by the Trustee of the Trustee Website shall not be deemed as compliance by or on behalf of the Issuer with Rule 17g-5 or any other law or regulation related thereto.

(h) Notwithstanding anything to the contrary in this Indenture, a breach of this Section 7.20 shall not constitute a Default or an Event of Default.

(i) For the avoidance of doubt, no reports of Independent accountants provided for hereunder shall be posted to the Issuer’s Website except as may be required by any applicable law or by any regulatory or governmental authority.

ARTICLE VIII

SUPPLEMENTAL INDENTURES

Section 8.1 Supplemental Indentures without Consent of Holders of Notes. Without the consent of the Holders or beneficial owners of any Notes (except as expressly provided below) but with the written consent of the Collateral Manager, the Issuer, when authorized by Resolutions, and the Trustee at any time and from time to time subject to Section 8.3, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

(i) to evidence the succession of another Person to the Issuer and the assumption by any such successor Person of the covenants of the Issuer herein and in the Notes;

(ii) to add to the covenants of the Issuer or the Trustee for the benefit of the Secured Parties;

(iii) to convey, transfer, assign, mortgage or pledge any property of the Issuer under this Indenture to or with the Trustee or add to the conditions, limitations or restrictions on the authorized amount, terms and purposes of the issue, authentication and delivery of the Notes;

(iv) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Sections 6.9, 6.10 and 6.12;

(v) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or to better assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture (including, without limitation, any and all actions necessary or desirable as a result of changes in law or regulations, whether pursuant to Section 7.5 or otherwise) or to subject to the lien of this Indenture any additional property;

(vi) to modify the restrictions on and procedures for resales and other transfers of Notes to reflect any changes in ERISA or other applicable law or regulation (or the interpretation thereof) or to enable the Issuer to rely upon any exemption from registration under the Securities Act or the Investment Company Act or to remove restrictions on resale and transfer to the extent not required thereunder;

(vii) to make such changes (including the removal and appointment of any listing agent, transfer agent, paying agent or additional registrar in the country of listing) as shall be necessary or advisable in order for any Class of Secured Notes to be listed on any exchange, including such changes required or requested by any governmental authority, stock exchange authority, listing agent, transfer agent, paying agent or additional registrar for any Class of Secured Notes, or to be de-listed from an exchange, if, in the sole judgment of the Collateral Manager, the maintenance of the listing is unduly onerous or burdensome;

(viii) to correct or supplement any inconsistent or defective provisions in this Indenture or to cure any ambiguity, omission or errors in this Indenture;

(ix) to conform the provisions of this Indenture to the final Offering Memorandum;

(x) with the prior written consent of a Majority of the Controlling Class, to amend, modify, enter into or accommodate the execution of any Hedge Agreement upon terms satisfactory to the Collateral Manager and in compliance with the requirements of Article XVI;

(xi) to take any action necessary or advisable for any Bankruptcy Subordination Agreement; and to (A) issue a new Note or Notes in respect of, or issue one or more new sub-classes of, any Class of Notes, in each case with new identifiers (including CUSIPs, ISINs and Common Codes, as applicable) in connection with any Bankruptcy Subordination Agreement; provided that, any sub-class of a Class of Notes issued pursuant to this clause shall be issued on identical terms as, and rank pari passu in all respects with, the existing Notes of such Class and (B) provide for procedures under which beneficial owners of such Class that are not subject to a Bankruptcy Subordination Agreement may take an interest in such new Notes or sub-class(es);

(xii) to make such changes as shall be necessary to permit (A) the Issuer to issue Additional Junior Securities or additional securities of any one or more existing Classes (including changes to the Target Initial Par Amount to reflect such additional notes and, in the case of an issuance of Additional Junior Securities, changes to incorporate any Coverage Test or interest diversion test applicable to such Additional Junior Securities), provided that, any such additional issuance of notes shall be issued in accordance with this Indenture, including Sections 2.13 and (if applicable) 3.2; (B) the Issuer to issue Refinancing Obligations in accordance with this Indenture; or (C) the Issuer to effect a Re-Pricing of one or more Classes of Secured Notes in accordance with this Indenture; provided that, with respect to clauses (B) through (C), no consent to such supplemental indenture shall be required from any Class being refinanced from Sale Proceeds and/or Refinancing Proceeds or any Class subject to a Re-Pricing, as applicable;

(xiii) to amend the name of the Issuer;

(xiv) (A) to modify or amend any component of the Asset Quality Matrix and the definitions related thereto which affect the calculation thereof, (B) to modify or amend any component of the Collateral Quality Test and the definitions related thereto which affect the calculation thereof or (C) to modify the definition of “Collateral Obligation”, “Concentration Limitation”, “Credit Improved Obligation”, “Credit Risk Obligation”, “Defaulted Obligation”, “Eligible Investment” or “Equity Security”, the restrictions on the sales of Collateral Obligations set forth in Section 12.1, the definition of “Maturity Amendment” or the restrictions on voting in favor of Maturity Amendments set forth in Section 12.2(d), or the Investment Criteria set forth in Section 12.2 (other than the calculation of a Collateral Quality Test); provided, that with respect to any such modification or amendment pursuant to clauses (A) through (C), (i) the Global Rating Agency Condition is satisfied and (ii) a Majority of the Controlling Class has provided prior written consent thereto; provided, further, that if such supplemental indenture is being executed pursuant to this clause (xiv) in connection with a Refinancing of the Secured Notes in part by Class, a Majority of the most senior Class of Notes (determined in accordance with the Note Payment Sequence) not being refinanced has consented to such modification;

(xv) to facilitate the issuance of participation notes, combination notes, composite securities, and other similar securities by the Issuer;

(xvi) to modify any provision to facilitate an exchange of one obligation for another obligation of the same Obligor that has substantially identical terms except transfer restrictions, including to effect any serial designation relating to the exchange;

(xvii) to modify the representations of the Issuer as to Assets in this Indenture in order to conform to applicable laws or Rating Agency requirements;

(xviii) to amend, modify or otherwise accommodate changes to this Indenture to comply with any rule or regulation enacted by regulatory agencies of the United States federal government after the Closing Date, or any change in the Securitization Laws after the Closing Date, in each case, that are applicable to the Notes;

(xix) with the prior written consent of a Majority of the Controlling Class, to evidence any waiver or modification by any Rating Agency as to any requirement or condition, as applicable, of such Rating Agency set forth herein;

(xx) with the prior written consent of a Majority of the Controlling Class, to modify the terms hereof in order that it may be consistent with the requirements of any rating agency, including to address any change in the rating methodology employed by any rating agency;

(xxi) to modify the procedures herein relating to compliance with Rule 17g-5 under the Exchange Act;

(xxii) to accommodate the settlement of the Notes in book-entry form through the facilities of DTC or otherwise;

(xxiii) to change the date within the month on which reports are required to be delivered under this Indenture;

(xxiv) to reduce the permitted Minimum Denominations of (a) any Class of Notes; provided that such amendment does not prohibit the clearing of such Class through any clearance or settlement system or the availability of any resale exemption for such Class under applicable securities laws or (b) the Subordinated Notes with the consent of a Majority of the Subordinated Notes;

(xxv) to take any action necessary, advisable, or helpful to prevent the Issuer, the U.S. Retention Holder or the Holders of any Notes from being subject to (or to otherwise reduce) withholding or other taxes, fees or assessments, including through complying with FATCA and the CRS, or to reduce the risk that the Issuer will be subject to U.S. federal, state or local income tax on a net basis;

(xxvi) to change the percentage of the Collateral Principal Amount that may consist of Cov-Lite Loans; provided that, the consent to such supplemental indenture entered into pursuant to this clause (xxvi) has been obtained from a Majority of the Controlling Class;

(xxvii) to make any modification or amendment determined by the Issuer or the Collateral Manager (in consultation with the legal counsel of national reputation experienced in such matters) as necessary or advisable (A) for any Class of Secured Notes to not be considered an “ownership interest” as defined for purposes of the Volcker Rule or (B) for the Issuer to not otherwise be considered a “covered fund” as defined for purposes of the Volcker Rule, in each case so long (1) as any such modification or amendment would not have a material adverse effect on any Class of Notes, as evidenced by an Opinion of Counsel (which may be supported as to factual (including financial and capital markets) matters by any relevant certificates and other documents necessary or advisable in the judgment of the counsel delivering the opinion), and (2) such modification or amendment is approved in writing by a Supermajority of the Section 13 Banking Entities (voting as a single class); or

(xxviii) with the written consent of the Collateral Manager, to amend, modify or otherwise accommodate any changes necessary or advisable in the reasonable judgment of the Collateral Manager in connection with the selection of the Benchmark Replacement Rate pursuant to the definition of “Benchmark”, from and after a Payment Date.

Section 8.2 Supplemental Indentures with Consent of Holders of Notes. With (x) the written consent of the Collateral Manager and (y) the Consent of (1) a Majority of each Class of Secured Notes (voting separately by Class) materially and adversely affected thereby, if any and (2) a Majority of the Subordinated Notes if the Subordinated Notes are materially and adversely affected thereby and (z) the written consent of any Hedge Counterparty that is materially and adversely affected by such supplemental indenture and notifies the Issuer and the Trustee thereof in writing no later than the Business Day prior to the proposed date of execution of such supplemental indenture, the Trustee and the Issuer may, subject to Section 8.3, execute one or more indentures supplemental hereto to add any provisions to, or change in any manner or eliminate any of the provisions of, this Indenture or modify in any manner the rights of the Holders of the Notes of any Class under this Indenture; provided that, notwithstanding anything in this Indenture to the contrary, no such supplemental indenture shall, without the Consent of (A) each Holder or beneficial owner of each Outstanding Note of each Class materially and adversely affected thereby and (B) if the Subordinated Notes are materially and adversely affected thereby, a Majority of the Subordinated Notes:

(i) change the Stated Maturity of the principal of or the due date of any installment of interest on any Secured Note, reduce the principal amount thereof or the rate of interest thereon or the Redemption Price with respect to any Note, or change the earliest date on which Notes of any Class may be redeemed, change the provisions of this Indenture relating to the application of proceeds of any Assets to the payment of principal of or interest on the Secured Notes or distributions on the Subordinated Notes or change any place where, or the coin or currency in which, Notes or the principal thereof or interest or any distribution thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption on or after the applicable Redemption Date);

(ii) reduce the percentage of the Aggregate Outstanding Amount of Holders of Notes of each Class whose consent is required for the authorization of any such supplemental indenture or for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder or their consequences provided for in this Indenture;

(iii) materially impair or materially and adversely affect the Assets except as otherwise permitted in this Indenture;

(iv) except as otherwise permitted by this Indenture, permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Assets or terminate such lien on any property at any time subject hereto or deprive the Holder of any Secured Note of the security afforded by the lien of this Indenture;

(v) reduce the percentage of the Aggregate Outstanding Amount of Holders or beneficial owner of any Class of Secured Notes whose consent is required to request the Trustee to preserve the Assets or rescind the Trustee’s election to preserve the Assets pursuant to Section 5.5 or to sell or liquidate the Assets pursuant to Section 5.4 or 5.5;

(vi) modify any of the provisions of (x) this Section 8.2, except to increase the percentage of Outstanding Notes the consent of the Holders or beneficial owners of which is required for any such action or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder or beneficial owner of each Note Outstanding and affected thereby or (y) Section 8.1 or Section 8.3;

(vii) modify the definition of the terms “Outstanding”, “Controlling Class”, “Majority”, “Supermajority” or “Class” or the Priority of Payments set forth in Section 11.1(a) (other than in connection with an additional issuance pursuant to Section 2.13);

(viii) modify any of the provisions of this Indenture in such a manner as to affect the calculation of the amount of any payment of interest (other than in connection with the adoption of a Benchmark Replacement Rate) or principal on any Secured Note, or the calculation of the amount of distributions payable to the Subordinated Notes, or to affect the rights of the holders of any Secured Notes to the benefit of any provisions for the redemption of such Secured Notes contained therein;

(ix) modify any provision of this Indenture relating to the institution of proceedings for certain events of bankruptcy, insolvency, winding up or receivership or reorganization of the Issuer or any limited recourse or non-petition provision; or

(x) modify any provision of this Indenture in such a manner that would result in the imposition of liabilities on a holder of Notes to any third party (other than any liabilities set forth in this Indenture on the Closing Date).

The Issuer and the Trustee may, pursuant to clause (xii)(B) of Section 8.1 and as described in Section 9.2, without regard to the other provisions of this Article VIII, enter into a supplemental indenture to reflect the terms of a Refinancing upon a redemption of the Secured Notes in whole but not in part, including to make any supplements or amendments to this Indenture that would otherwise be subject to the other provisions of this Article VIII, with the written consent of the Collateral Manager and, in connection with a Refinancing, if the Subordinated Notes directed such Refinancing, the Consent of a Majority of the Subordinated Notes. The Issuer shall deliver a copy of any such supplemental indenture to the Holders prior to the execution of any such supplemental indenture. Notwithstanding anything else in this Indenture to the contrary, with respect to any proposed supplemental indenture pursuant to Section 8.2, Section 8.4 shall not apply to (x) any Holder of Class A-1 Notes prior to the satisfaction of the Controlling Class Condition and (y) any Holder of the Subordinated Notes.

For the avoidance of doubt, any supplemental indenture entered into pursuant to Section 8.1 shall not be subject to the provisions of this Section 8.2.

Section 8.3 Execution of Supplemental Indentures. (a) The Trustee shall join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee’s own rights, duties, liabilities or immunities under this Indenture or otherwise, except to the extent required by law.

(b) With respect to (x) any supplemental indenture permitted by Section 8.2 and (y) any supplemental indenture under clause (xxvii) of Section 8.1, the Issuer and the Trustee shall be entitled to receive, and may conclusively rely upon, an Opinion of Counsel (which may be supported as to factual (including financial and capital markets) matters by any relevant certificates and other documents necessary or advisable in the judgment of counsel delivering such Opinion of Counsel) or an Officer’s certificate of the Collateral Manager (as applicable) as to whether or not any Class of Notes would be materially and adversely affected by any such supplemental indenture. In addition, in executing or accepting the additional trusts created by any supplemental indenture permitted by this Article VIII or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Sections 6.1 and 6.3) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and an Opinion of Counsel or an Officer’s certificate of the Collateral Manager stating that all conditions precedent thereto have been satisfied. The Trustee shall not be liable for any reliance made in good faith upon such an Opinion of Counsel or such an Officer’s certificate of the Collateral Manager. Such determination shall, in each case, be conclusive and binding on all present and future Holders and beneficial owners.

(c) At the cost of the Issuer, for so long as any Notes shall remain Outstanding, not later than 15 Business Days prior to the execution of any proposed supplemental indenture, the Trustee shall deliver to the Collateral Manager, the Collateral Administrator, each Hedge Counterparty, the Rating Agencies and the Holders a copy of such supplemental indenture, except that in the case of a supplemental indenture to be entered into pursuant to clause (xii) of Section 8.1, the foregoing notice period shall not apply and a copy of the proposed supplemental indenture shall be included in, in the case of an additional issuance, the notice of such additional issuance described in Section 2.13, in the case of a Re-Pricing, the notice of Re-Pricing delivered to each Holder of the Re-Priced Class (with a copy to the Collateral Manager, the Trustee and each Rating Agency) described in Section 9.7(b) and, in the case of a Refinancing, the notice of Optional Redemption given to each Holder of Notes to be redeemed described in Section 9.4. Following such delivery by the Trustee, if any changes are made to such supplemental indenture (excluding any supplemental indenture pursuant to clause (xii) of Section 8.1) other than changes of a technical nature, to conform to Rating Agency requirements or to correct typographical errors or to adjust formatting, then at the cost of the Issuer, for so long as any Notes shall remain outstanding, not later than five Business Days prior to the execution of such proposed supplemental indenture (provided that, the execution of such proposed supplemental indenture shall not in any case occur earlier than the date 15 Business Days or nine Business Days, as applicable, after the initial distribution of such proposed supplemental indenture pursuant to the first sentence of this paragraph), the Trustee shall deliver to the Collateral Manager, the Collateral Administrator, each Hedge Counterparty, the Rating Agencies and the Holders a copy of such supplemental indenture as revised, indicating the changes that were made. If, prior to delivery by the Trustee of such supplemental indenture as revised, any Holder has provided its written consent to the supplemental indenture as initially distributed, such Holder will be deemed to have consented in writing to the supplemental indenture as revised unless such Holder has provided written notice of its withdrawal of such consent to the Trustee and the Issuer not later than one Business Day prior to the execution of such supplemental indenture. With respect to any supplemental indenture pursuant to clause (xii) of Section 8.1, the Trustee may, at the direction of the Collateral Manager, deliver a copy of any proposed supplemental indenture as revised at any time prior to the proposed effective date of such supplemental indenture. At the cost of the Issuer, the Trustee shall provide to the Holders (in the manner described in Section 14.4) and each Rating Agency a copy of the executed supplemental indenture after its execution. Any failure of the Trustee to publish or deliver such notice, or any defect therein, shall not in any way impair or affect the validity of any such supplemental indenture.

(d) It shall not be necessary for any Act of Holders to approve the particular form of any proposed supplemental indenture, but it shall be sufficient, if the consent of any Holders to such proposed supplemental indenture is required, that such Act shall approve the substance thereof.

(e) The Collateral Manager shall not be bound to follow any amendment or supplement to this Indenture unless it has consented thereto in accordance with this Article VIII. The Issuer will not permit to become effective any supplemental indenture that modifies the obligations or liabilities of the Collateral Manager or affects the amount or basis of calculation or priority any fees payable to the Collateral Manager unless the Collateral Manager has been given prior written notice of such amendment and unless the Collateral Manager has expressly consented thereto in writing.

(f) The Trustee shall not be obligated to enter into any supplemental indenture which affects the Trustee’s (or, for so long as the Bank is also the Collateral Administrator, including in its capacity as Calculation Agent, the Collateral Administrator’s) own rights, duties, liabilities or immunities under this Indenture or otherwise, except to the extent required by law. The Calculation Agent shall not be bound to follow or agree to any amendment or supplement to this Indenture (including without limitation in connection with the adoption of a replacement Benchmark) that would increase or materially change or affect the duties, obligations or liabilities of the Calculation Agent (including without limitation the imposition or expansion of discretionary authority), or reduce, eliminate, limit or otherwise change any right, privilege or protection of the Calculation Agent, or would otherwise materially and adversely affect the Calculation Agent, in each case in its reasonable judgment, without the Calculation Agent’s express written consent.

(g) [Reserved].

(h) In no case will a supplemental indenture that becomes effective on or after the Redemption Date of any Class of Notes be considered to have a material adverse effect on any Holder of such Class (provided that, the redemption of such Class is effected on such Redemption Date), and no Holder of such Class shall have an objection right or consent right to such supplemental indenture on the basis of a material and adverse effect.

(i) [Reserved].

(j) Any supplemental indenture may be in the form of a document that states that this Indenture is amended and restated in its entirety to read as set forth in an attached exhibit to such document consisting of an unmarked copy of this Indenture as amended and restated.

(k) [Reserved].

(l) For the avoidance of doubt, a supplemental indenture entered into pursuant to Section 8.1(xii) in connection with a Refinancing upon a redemption of the Secured Notes in part by Class may include modifications to establish a non-call period for Refinancing Obligations or prohibit a future Refinancing or Re-Pricing of Refinancing Obligations.

Section 8.4 Deemed Consent for purposes of Section 8.2. (a) Notwithstanding anything herein to the contrary and solely for the purpose of Section 8.2, “Consent” means, with respect to any proposed supplemental indenture proposed by the Issuer (or the Collateral Manager on its behalf) under Section 8.2, for any Notes registered to a Holder or such Holder’s DTC custodian, (i) such Holder (via its DTC custodian or for any Certificated Notes, on behalf of itself), affirmatively provides written consent to a proposed supplemental indenture on or before the last day of the Investor Consent Period, (ii) such Holder (via its DTC custodian or for any Certificated Notes on behalf of itself), fails to affirmatively provide that it does not consent to a proposed supplemental indenture on or before the last day of the Investor Consent Period, or (iii) following the Investor Consent Period, the Collateral Manager declares a Non-Consenting Holder Liquidity Offering Event with respect to certain Notes registered to such Non-Consenting Holders (or a portion thereof) and delivers written notice to the Issuer and the Trustee that the applicable Non-Consenting Holders (or portion thereof) are no longer Holders of such Notes at the time of execution of the applicable supplemental indenture, in which case, the transferees will be deemed to Consent; provided that, with respect to any Secured Notes registered to a Holder or such Holder’s DTC custodian that has, prior to the last day of any such Investor Consent Period, delivered by email a properly completed and executed non-consent form to the Issuer, the Trustee, the Non-Consenting Holder Registrar and the Collateral Manager substantially in the form of Exhibit D-1 hereto (a “Non-Consent to Supplemental Indenture Form”) that remains listed on the Non-Consenting Holder Register as of the last day of any such Investor Consent Period shall be deemed not to Consent; provided, further that, the immediately preceding proviso shall have no effect with respect to any Holder that has, prior to the execution of the applicable supplemental indenture, (x) provided consent pursuant to clause (i) of the definition of Consent and/or (y) revoked such Non-Consent to Supplemental Indenture Form in writing (which may be by email) to the Issuer, the Trustee, the Non-Consenting Holder Registrar and the Collateral Manager. The “Investor Consent Period” will begin on the Supplemental Indenture Record Date with respect to a proposed supplemental indenture and will end (x) with respect to any proposed supplemental indenture relating to a Refinancing, 5 Business Days after the first notice of proposed supplemental indenture relating to the Refinancing is posted to the Trustee Website, and (y) with respect to any other proposed supplemental indenture proposed hereunder, 7 Business Days after the first notice of supplemental indenture is posted to the Trustee Website. Notwithstanding the foregoing, the right of the Holders of the Class A-1 Notes prior to the satisfaction of the Controlling Class Condition, and the Holders of the Subordinated Notes to affirmatively consent to any proposed supplemental indenture pursuant to Section 8.2 shall not be affected by the provisions of this Section 8.4(a).

(b) Following the applicable Investor Consent Period, at the request of the Collateral Manager, the Trustee (in consultation with the Collateral Manager) shall calculate as soon as practicable and in any event within one Business Day after its receipt of the Non-Consenting Holder Register from the Non-Consenting Holder Registrar (and report to the Issuer and the Collateral Manager) the percentage of Holders having affirmatively consented to such proposed supplemental indenture pursuant to Section 8.4(a)(i) or deemed to have consented to such proposed supplemental indenture pursuant to Section 8.4(a)(ii), including, based upon the Non-Consent to Supplemental Indenture Forms and Non-Consenting Holder Register received by the Trustee from the Non-Consenting Holder Register and identifying the percentage of Non-Consenting Holders by Class. Upon receipt of the information described in the preceding sentence, the Issuer (or the Collateral Manager on its behalf) may declare a Non-Consenting Holder Liquidity Offering Event with respect to any Non-Consenting Holders as selected by the Issuer or the Collateral Manager.

(c) Notwithstanding the foregoing, any Holder may at any time deliver (via its DTC custodian or for any Certificated Notes, on behalf of itself) an executed Non-Consent to Supplemental Indenture Form to the Non-Consenting Holder Registrar, the Trustee, the Collateral Manager and the Issuer which will serve as a standing instruction to the Non-Consenting Holder Registrar, the Trustee, the Collateral Manager and the Issuer that it does not consent to any proposed supplemental indenture under Section 8.2, until such time as it (through its DTC custodian or for any Certificated Notes, on behalf of itself) notifies the Non-Consenting Holder Registrar, the Trustee, the Collateral Manager and the Issuer in writing (which may include by email) that it revokes such Non-Consent to Supplemental Indenture Form, in which case such Holder shall be deemed to Consent in accordance with the provisions of Section 8.4(a). Such revocation shall specifically refer to such Holder’s Non-Consent to Supplemental Indenture Form previously delivered to the Non-Consenting Holder Registrar, the Trustee, the Collateral Manager and the Issuer.

(d) The Trustee shall have no responsibility or liability to any Person (including to the Issuer, the Collateral Manager, the Non-Consenting Holder Registrar, a Holder or beneficial owner of such Secured Notes or a transferee thereof) whatsoever relating to or arising out of a Consent, including the Non-Consenting Holder Registrar Certificate or a determination of whether or not the requisite percentage of Holders have consented or are deemed to have consented to a proposed supplemental indenture. The Trustee may conclusively rely on the accuracy of such information provided to it by the Non-Consenting Holder Registrar and contained in such Non-Consent to Supplemental Indenture Form, including the name of the DTC custodian, the CUSIP number and the amount held by such beneficial holder. The Trustee shall have no duty or responsibility to any transferee of any Non-Consenting Holder who fails to affirmatively provide that it does not consent to a proposed supplemental indenture or deliver an executed Non-Consent to Supplemental Indenture Form and is deemed to have consented to any proposed supplemental indenture under Section 8.4(a)(ii).

(e) The Issuer shall cause to be kept a register (the “Non-Consenting Holder Register”) at the office of the Non-Consenting Holder Registrar in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Non-Consent to Supplemental Indenture Forms delivered by Holders in accordance with Section 8.4(a). The Non-Consenting Holder Register shall contain, to the extent such information is included in a Non-Consent to Supplemental Indenture Form, (i)(x) the name of the record Holder for any Certificated Notes or (y) the beneficial Holder for Global Notes and its DTC custodian, (ii) the addresses of the Holders of the Notes, (iii) the CUSIP numbers of the Notes and (iv) the original Aggregate Outstanding Amount of such Notes and the current Aggregate Outstanding Amount of such Notes. ADS is hereby initially appointed registrar (the “Non-Consenting Holder Registrar”) for the purpose of recording and maintaining Non-Consent to Supplemental Indenture Forms delivered by Holders. Upon any resignation or removal of the Non-Consenting Holder Registrar, the Issuer shall promptly appoint a successor or, in the absence of such appointment, assume the duties of Non-Consenting Holder Registrar. Upon receipt by the Non-Consenting Holder Registrar of any new or modified Non-Consent to Supplemental Indenture Form, the Non-Consenting Holder Registrar shall update the Non-Consenting Holder Register and shall promptly provide a copy of the updated Non-Consenting Holder Register to the Issuer, the Trustee and the Collateral Manager. The Non-Consenting Holder Registrar shall provide the Non-Consenting Holder Register to the Trustee as soon as practicable and in any event within one Business Day of the last day of the Investor Consent Period with respect to an applicable supplemental indenture.

(f) If a Person other than the initial Non-Consenting Holder Registrar is appointed by the Issuer as Non-Consenting Holder Registrar, the Issuer will give the Trustee prompt written notice of the appointment of such Non-Consenting Holder Registrar and of the location, and any change in the location, of the Non-Consenting Holder Register, and the Trustee shall have the right to inspect the Non-Consenting Holder Register at all reasonable times and to obtain copies thereof and the Trustee shall have the right to request and conclusively rely upon a certificate executed on behalf of the Non-Consenting Holder Registrar by an Officer thereof as to (i) (x) the name of the record Holder for any Certificated Notes or (y) the beneficial Holder for Global Notes and its DTC custodian, (ii) the addresses of the Holders of the Notes, (iii) the CUSIP numbers of the Notes and (iv) the original Aggregate Outstanding Amount of such Notes and the current Aggregate Outstanding Amount of such Notes (“Non-Consenting Holder Registrar Certificate”); provided that, the information listed in clauses (i) through (iv) shall only be required in a Non-Consenting Holder Registrar Certificate to the extent such information was included in the applicable Non-Consent to Supplemental Indenture Form.

(g) At least once annually, and commencing in the year following the Closing Date, or at any time upon the request of the Issuer (or the Collateral Manager on its behalf), the Non-Consenting Holder Registrar shall request that each Non-Consenting Holder listed in the Non-Consenting Holder Register provide confirmation in the form of Exhibit D-2 (a “Non-Consenting Holder Confirmation”) within 30 days of the information included in the last Non-Consent to Supplemental Indenture Form provided by such Holder. If any Non-Consenting Holder returns a Non-Consenting Holder Confirmation indicating that it no longer owns all or a portion of the Notes identified in the applicable Non-Consent to Supplemental Indenture Form, the Non-Consenting Holder Registrar shall update the Non-Consenting Holder Register by removing the applicable Non-Consent to Supplemental Indenture Form and, if applicable, including the revised Non-Consent to Supplemental Indenture Form delivered in connection with such Non-Consenting Holder Confirmation. If a Non-Consenting Holder does not return a Non-Consenting Holder Confirmation, or returns a Non-Consenting Holder Confirmation indicating that it owns all of the Notes identified in the applicable Non-Consent to Supplemental Indenture Form and such Non-Consent to Supplemental Indenture Form remains in effect, such Holder’s Non-Consent to Supplemental Indenture Form shall remain listed in the Non-Consenting Holder Register. In addition, the Non-Consenting Holder Registrar shall update the Non-Consenting Holder Register promptly upon notice from any Non-Consenting Holder that it (x) has sold all or a portion of the Notes identified in the applicable Non-Consent to Supplemental Indenture Form listed in the Non-Consenting Holder Register or (y) otherwise revokes (in part or in whole) its Non-Consent to Supplemental Indenture Form and directs the Non-Consenting Holder Registrar to update or remove such entry from the Non-Consenting Holder Registrar.

(h) The Non-Consenting Holder Registrar shall have no responsibility or liability to any Person (including to the Trustee, the Issuer, the Collateral Manager, or a Holder or beneficial owner of any Notes) whatsoever relating to or arising out of (x) delivery of a Non-Consenting Holder Registrar Certificate or its role as Non-Consenting Holder Registrar, in each case, absent gross-negligence, fraud or willful misconduct in maintaining the Non-Consenting Holder Register or providing the Non-Consenting Holder Registrar Certificate, and (y) a Consent, including a determination of whether or not the requisite percentage of Holders have consented or are deemed to have consented to a proposed supplemental indenture. The Non-Consenting Holder Registrar may conclusively rely on the accuracy of such information provided to it by the Holder and contained in such Non-Consent to Supplemental Indenture Form, including the name of the DTC custodian, the CUSIP number and the amount held by such beneficial holder as they appear on the applicable Non-Consent to Supplemental Indenture Form and shall be under no duty nor obligation to verify and confirm the accuracy of such information. The Non-Consenting Holder Registrar shall have no duty or responsibility to any transferee of any Non-Consenting Holder who fails to affirmatively provide that it does not consent to a proposed supplemental indenture or deliver an executed Non-Consent to Supplemental Indenture Form to the Non-Consenting Holder Registrar and is later deemed to have consented to any proposed supplemental indenture under Section 8.4(a)(ii).

Section 8.5 Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article VIII, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder or beneficial owner of Notes theretofore and thereafter authenticated and delivered hereunder shall be bound thereby.

Section 8.6 Reference in Notes to Supplemental Indentures. Notes authenticated and delivered as part of a transfer, exchange or replacement pursuant to Article II of Notes originally issued hereunder after the execution of any supplemental indenture pursuant to this Article VIII may, and if required by the Issuer shall, bear a notice in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes, so modified as to conform in the opinion of the Issuer to any such supplemental indenture, may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

Section 8.7 Re-Pricing Amendment. For the avoidance of doubt, the Issuer and the Trustee may enter into a supplemental indenture with the consent of a Majority of the Subordinated Notes or the Collateral Manager, as applicable, pursuant to Section 9.7(d) solely to modify the spread over the Benchmark (or, in the case of the Fixed Rate Notes, the Interest Rate) applicable to a Re-Priced Class; provided that the Trustee shall remain entitled to an opinion of counsel under Section 8.3(b).

ARTICLE IX

REDEMPTION OF NOTES

Section 9.1 Mandatory Redemption. If a Coverage Test is not met on any Determination Date on which such Coverage Test is applicable, the Issuer shall apply available amounts in the Payment Account to make payments on the Secured Notes pursuant to the Priority of Payments.

Section 9.2 Optional Redemption. (a) The Secured Notes shall be redeemable by the Issuer (x) (i) in whole (with respect to all Classes of Secured Notes) but not in part on any Business Day after the end of the Non-Call Period from Sale Proceeds and/or Refinancing Proceeds if directed in writing by the Collateral Manager or a Majority of the Subordinated Notes (with the consent of the Collateral Manager) or (ii) in part by Class from Refinancing Proceeds on any Business Day after the end of the Non-Call Period if directed in writing by the Collateral Manager or a Majority of the Subordinated Notes (with the consent of the Collateral Manager), as long as the Secured Notes to be redeemed represent not less than the entire Class of such Secured Notes or (y) in whole (with respect to all Classes of Secured Notes) but not in part from Sale Proceeds on any Business Day following the end of the Non-Call Period if the Collateral Principal Amount is less than 15% of the Target Initial Par Amount and if directed in writing by the Collateral Manager (each such redemption referred to in clause (y), a “Clean-Up Call Redemption” and, together with each redemption referred to in clause (x), an “Optional Redemption”). In connection with any such redemption, the Secured Notes to be redeemed shall be redeemed at the applicable Redemption Prices (subject, in the case of an Optional Redemption of the Secured Notes, to the right of Holders of 100% of the Aggregate Outstanding Amount of any Class of Secured Notes to elect to receive less than 100% of the Redemption Price that would otherwise be payable to the Holders of such Class of Secured Notes pursuant to Section 9.2(h)) and the Person or Persons entitled to give the above described written direction must provide the above described written direction to the Issuer and the Trustee not later than 14 Business Days (or such shorter period of time as the Trustee and the Collateral Manager find reasonably acceptable) prior to the date on which such redemption is to be made; provided that, all Secured Notes to be redeemed must be redeemed simultaneously. Any such redemption must comply with the procedures described in Section 9.4. Notwithstanding anything to the contrary herein, an Optional Redemption or a Clean-Up Call Redemption may occur on any Business Day following the end of the Reinvestment Period.

(b) The Subordinated Notes may redeemed, in whole but not part, on any Business Day on or after the redemption or repayment in full of the Secured Notes, at the direction of a Majority of the Subordinated Notes.

(c) The Secured Notes may be redeemed in whole from Refinancing Proceeds and/or Sale Proceeds as provided in Section 9.2(a)(x)(i) or Section 9.2(a)(y) or in part by Class from Refinancing Proceeds as provided in Section 9.2(a)(x)(ii) by a Refinancing; provided that, the terms of such Refinancing and any financial institutions acting as lenders thereunder or purchasers thereof must be acceptable to (x) the Collateral Manager (including any requirements of the U.S. Risk Retention Rules and/or the Securitization Laws triggered by such Refinancing) and (y) if the Subordinated Notes directed such Refinancing, a Majority of the Subordinated Notes, and such Refinancing otherwise satisfies the conditions described below. Prior to effectuating any Refinancing, the Issuer shall, in relation to such Refinancing, provide notice to each Rating Agency.

(d) In the case of a Refinancing upon a redemption of the Secured Notes in whole but not in part pursuant to Section 9.2(a), such Refinancing will be effective only if (I) the Collateral Manager has certified to the Trustee and the Issuer in writing that (i) the Refinancing Proceeds and all other available funds (including, without limitation, any amounts on deposit in, or to be deposited into, the Supplemental Reserve Account that are designated to pay fees, costs, charges and expenses incurred in connection with such Refinancing and the proceeds of any Contribution) will be at least sufficient to redeem simultaneously the Secured Notes then required to be redeemed, in whole but not in part at the Redemption Price thereof (subject to any election by Holders of 100% of the Aggregate Outstanding Amount of any Class of Secured Notes to receive less than 100% of the Redemption Price pursuant to Section 9.2(h)), (ii) the reasonable fees, costs, charges and expenses incurred in connection with such Refinancing have been paid or will be adequately provided for from (x) the Refinancing Proceeds, (y) any amounts on deposit in, or to be deposited into, the Supplemental Reserve Account that are designated to pay fees, costs, charges and expenses incurred in connection with such Refinancing and (z) all other available amounts, including the proceeds of Contributions (it being understood that expenses owed to Persons that the Collateral Manager informs the Trustee will be paid solely as Administrative Expenses may be paid as Administrative Expenses on or after the applicable Redemption Date in compliance with the Priority of Payments and Article X), (iii) the Refinancing Proceeds, the Sale Proceeds, if any, and other available funds are used (to the extent necessary) to make such redemption and (iv) the agreements relating to the Refinancing contain limited recourse and non-petition provisions equivalent (mutatis mutandis) to those contained in Section 13.1(d) and Section 2.7(i) or (II) the Distribution Report prepared and delivered in respect of the scheduled Redemption Date indicates the payment in full on such Redemption Date from Refinancing Proceeds and all other available funds of (A) all Administrative Expenses payable under the Priority of Payments (regardless of the Administrative Expense Cap), (B) all accrued and unpaid amounts (if any) due to any Hedge Counterparty, (C) all accrued and unpaid Collateral Management Fees and (D) the applicable Redemption Prices of the Secured Notes.

(e) In the case of a Refinancing upon a redemption of the Secured Notes in part by Class pursuant to Section 9.2(a), such Refinancing will be effective only if the Collateral Manager has certified to the Trustee and the Issuer in writing that: (i) notice has been provided to each Rating Agency, (ii) the Refinancing Proceeds and all other available amounts (including, without limitation, the proceeds of any Contribution, Interest Proceeds available pursuant to the Priority of Payments and Partial Redemption Interest Proceeds, as applicable) will be at least sufficient to pay in full the aggregate Redemption Prices of the entire Class or Classes of Secured Notes subject to Refinancing, (iii) the Refinancing Proceeds are used (to the extent necessary) to make such redemption, (iv) the agreements relating to the Refinancing contain limited recourse and non-petition provisions equivalent (mutatis mutandis) to those contained in Section 13.1(d) and Section 2.7(i), (v) the principal amount of the Refinancing Obligations for each redeemed Class is equal to the Aggregate Outstanding Amount of the Notes of such Class being redeemed with the proceeds of such obligations, (vi) the stated maturity of each class of the Refinancing Obligations is no earlier than the corresponding Stated Maturity of each Class of Secured Notes being refinanced, (vii) the reasonable fees, costs, charges and expenses incurred in connection with such Refinancing have been paid or will be adequately provided for on or prior to the second Payment Date immediately following such Refinancing (provided that, such payment will not be subject to the Administrative Expense Cap) from (x) the Refinancing Proceeds, (y) any amounts on deposit in, or to be deposited into, the Supplemental Reserve Account that are designated to pay fees, costs, charges and expenses incurred in connection with such Refinancing and (z) all other available amounts, including the proceeds of Contributions, Interest Proceeds available pursuant to the Priority of Payments and Partial Redemption Interest Proceeds, as applicable (it being understood that expenses owed to Persons that the Collateral Manager informs the Trustee will be paid solely as Administrative Expenses may be paid as Administrative Expenses on or after the applicable Redemption Date in compliance with the Priority of Payments and Article X), (viii) (x) the spread over the Benchmark (or, in the case of a Refinancing of the Fixed Rate Notes, the Interest Rate) with respect to the Refinancing Obligations providing the Refinancing Proceeds to redeem any Class of Secured Notes does not exceed the spread over the Benchmark (or, in the case of a Refinancing of the Fixed Rate Notes, the Interest Rate) of such Class of Secured Notes being redeemed or (y) the Global Rating Agency Condition is satisfied and the weighted average spread over the Benchmark (or, in the case of a Refinancing of the Fixed Rate Notes, the Interest Rate) with respect to the Refinancing Obligations does not exceed the weighted average spread over the Benchmark (or, in the case of a Refinancing of the Fixed Rate Notes, the Interest Rate) of the Class (or Classes, as applicable) of Secured Notes being refinanced, (ix) the Refinancing Obligations are subject to the Priority of Payments and do not rank higher in priority pursuant to the Priority of Payments than the Class of Secured Notes being refinanced, (x) such redemption is conducted using only Refinancing Proceeds and amounts otherwise provided for such purpose under this Indenture (including, but not limited to, amounts on deposit in the Supplemental Reserve Account) and not with Sale Proceeds, (xi) the voting rights, consent rights, redemption rights and all other rights of the Refinancing Obligations are the same as the rights of the Class of Secured Notes being refinanced (except that, at the Issuer’s election, the Non-Call Period with respect to the Refinancing Obligations may be extended as it applies to a subsequent Refinancing in part by Class or Re-Pricing), and (xii) Tax Advice is delivered to the Issuer (with a copy to the Trustee), in form and substance satisfactory to the Collateral Manager, to the effect that such Refinancing will not result in the Issuer becoming subject to U.S. federal income tax with respect to its net income.

(f) The Holders of the Subordinated Notes will not have any cause of action against any of the Issuer, the Collateral Manager, the Collateral Administrator or the Trustee for any failure to obtain a Refinancing. If a Refinancing is obtained meeting the requirements specified above as certified by the Collateral Manager, the Issuer and the Trustee shall amend this Indenture to the extent necessary to reflect the terms of the Refinancing and no further consent for such amendments shall be required from the Holders of Notes other than the Holders of the Subordinated Notes directing the redemption (if any). The Trustee shall not be obligated to enter into any amendment that, in its view, adversely affects its duties, obligations, liabilities or protections hereunder, and the Trustee shall be entitled to conclusively rely upon an Officer’s certificate or Opinion of Counsel as to matters of law (which may be supported as to factual (including financial and capital markets) matters by any relevant certificates and other documents necessary or advisable in the judgment of counsel delivering such Opinion of Counsel) provided by the Issuer to the effect that such amendment meets the requirements specified above and is permitted under this Indenture without the consent of the Holders of the Notes (except that such Officer or counsel shall have no obligation to certify or opine as to the sufficiency of the Refinancing Proceeds, or the sufficiency of any Accountants’ Report required pursuant to Section 7.18).

(g) In the event of any redemption pursuant to this Section 9.2, the Issuer shall, at least 14 Business Days prior to the Redemption Date (or such shorter period of time as the Trustee and the Collateral Manager find reasonably acceptable), notify the Trustee in writing of such Redemption Date, the applicable Record Date, the principal amount of Secured Notes to be redeemed on such Redemption Date and the applicable Redemption Prices; provided that, failure to effectuate any Optional Redemption which is withdrawn by the Issuer in accordance with this Indenture or with respect to which a Refinancing fails to occur shall not constitute an Event of Default.

(h) In connection with any Optional Redemption of the Secured Notes, Holders of 100% of the Aggregate Outstanding Amount of any Class of Secured Notes may elect to receive less than 100% of the Redemption Price that would otherwise be payable to the Holders of such Class of Secured Notes.

Section 9.3 Tax Redemption. (a) The Notes shall be redeemed in whole but not in part on any Business Day (any such redemption, a “Tax Redemption”) at their applicable Redemption Prices (subject to any election by Holders of 100% of the Aggregate Outstanding Amount of any Class of Secured Notes to receive less than 100% of the Redemption Price pursuant to Section 9.3(b)) at the written direction (delivered to the Trustee) of (x) a Majority of any Affected Class or (y) a Majority of the Subordinated Notes (with the consent of the Collateral Manager), in either case following the occurrence and during the continuation of a Tax Event.

(b) In connection with any Tax Redemption, Holders of 100% of the Aggregate Outstanding Amount of any Class of Secured Notes may elect to receive less than 100% of the Redemption Price that would otherwise be payable to the Holders of such Class of Secured Notes.

(c) Upon its receipt of such written direction directing a Tax Redemption, the Trustee shall promptly notify the Collateral Manager, the Holders and the Issuer (which shall notify each Rating Agency) thereof.

(d) If an Officer of the Collateral Manager obtains actual knowledge of the occurrence of a Tax Event, the Collateral Manager shall promptly notify the Issuer (which shall notify each Rating Agency), the Collateral Administrator, and the Trustee thereof, and upon receipt of such notice the Trustee shall promptly notify the Holders of the Notes.

Section 9.4 Redemption Procedures. (a) In the event of any redemption pursuant to Section 9.2 or 9.3, the written direction required thereby shall be provided to the Issuer, the Trustee and the Collateral Manager not later than 15 Business Days (or such shorter period of time as the Trustee and the Collateral Manager find reasonably acceptable) prior to the Business Day on which such redemption is to be made (which date shall be designated in such notice). In the event of any redemption pursuant to Section 9.2 or 9.3, a notice of redemption shall be given by first class mail, postage prepaid, mailed not later than nine Business Days (or such shorter period of time as the Trustee and the Collateral Manager find reasonably acceptable) prior to the applicable Redemption Date, to each Holder of Notes at such Holder’s address in the Register and each Rating Agency. Notes called for redemption must be surrendered at the office of any Paying Agent.

(b) All notices of redemption delivered pursuant to Section 9.4(a) shall state:

(i) the applicable Redemption Date;

(ii) the Redemption Prices of the Secured Notes to be redeemed and, if applicable, the estimated Redemption Price of the Subordinated Notes;

(iii) all of the Secured Notes that are to be redeemed are to be redeemed in full and that interest on such Secured Notes shall cease to accrue on the Business Day specified in the notice;

(iv) the place or places where the Secured Notes are to be surrendered for payment of the Redemption Prices, which shall be the office or agency of the Issuer to be maintained as provided in Section 7.2; and

(v) if all Secured Notes are being redeemed, whether the Subordinated Notes are to be redeemed in full on such Redemption Date and, if so, the place or places where the Subordinated Notes are to be surrendered for payment of the Redemption Prices, which shall, with respect to the Notes, be the office or agency of the Issuer to be maintained as provided in Section 7.2.

(c) The Issuer or the Person or Persons so directing an Optional Redemption or a Tax Redemption may withdraw any such notice of redemption delivered pursuant to Section 9.2 or Section 9.3 on any day up to and including the Business Day immediately preceding the scheduled Redemption Date. The failure to effectuate any Optional Redemption or Tax Redemption which is so withdrawn in accordance with this Indenture or, in the case of an Optional Redemption with respect to which a Refinancing fails, to occur shall not constitute an Event of Default.

(d) Notice of redemption pursuant to Section 9.2 or 9.3 shall be given by the Issuer or, upon an Issuer Order, by the Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note selected for redemption shall not impair or affect the validity of the redemption of any other Note.

(e) Upon receipt of a notice of redemption of the Secured Notes pursuant to Section 9.2 (unless any such Optional Redemption is being effected solely through a Refinancing) or Section 9.3, the Collateral Manager in its sole discretion shall direct the sale (and the manner thereof) of all or part of the Collateral Obligations and other Assets such that the proceeds from such sale and all other funds available for such purpose in the Collection Account and the Payment Account will be at least sufficient to pay the Redemption Prices of the Secured Notes to be redeemed (subject to any election by Holders of 100% of the Aggregate Outstanding Amount of any Class of Secured Notes to receive less than 100% of the Redemption Price that would otherwise be payable to the Holders of such Class of Secured Notes pursuant to Sections 9.2(h) or 9.3(b), as applicable) and to pay all Administrative Expenses (without regard to the Administrative Expense Cap), any amounts due to any Hedge Counterparties and Collateral Management Fees due and payable under the Priority of Payments, as more particularly set forth in Section 9.4(f) below. If such proceeds of such sale and all other funds available for such purpose in the Collection Account and the Payment Account would not be sufficient to redeem all Secured Notes then required to be redeemed and to pay such fees and expenses, the Secured Notes may not be redeemed. The Collateral Manager, in its sole discretion, may effectuate the sale of all or any part of the Collateral Obligations or other Assets through the direct sale of such Collateral Obligations or other Assets or by participation or other arrangement.

(f) Unless Refinancing Proceeds are being used to redeem the Secured Notes in whole or in part, in the event of any redemption pursuant to Section 9.2 or 9.3, no Secured Notes may be optionally redeemed unless (i) at least three Business Days (or such shorter period of time as the Trustee and the Collateral Manager find reasonably acceptable) before the scheduled Redemption Date the Collateral Manager shall have furnished to the Trustee evidence, in a form reasonably satisfactory to the Trustee (which may, at the Trustee’s option, be in the form of an Officer’s certificate of the Collateral Manager in form reasonably acceptable to the Trustee), that the Collateral Manager on behalf of the Issuer has entered into a binding agreement or agreements with a financial or other institution or institutions to purchase (directly or by participation or other arrangement), not later than the scheduled Redemption Date in immediately available funds, all or part of the Assets and/or any Hedge Agreements at a purchase price at least sufficient, together with the Eligible Investments maturing, redeemable or putable to the issuer thereof at par on or prior to the scheduled Redemption Date, all funds available in the Collection Account and any payments to be received in respect of any Hedge Agreements to pay all Administrative Expenses (regardless of the Administrative Expense Cap), any amounts due to any Hedge Counterparties and Collateral Management Fees payable in accordance with the Priority of Payments and redeem all of the Secured Notes on the scheduled Redemption Date at the applicable Redemption Prices (or such other amount that the holders of a Class of Secured Notes have elected to receive, in the case of a redemption pursuant to Sections 9.2 or 9.3 where the holders of 100% of the Aggregate Outstanding Amount of such Class have elected to receive less than 100% of the Redemption Price that would otherwise be payable to the holders of such Class), (ii) prior to selling any Collateral Obligations and/or Eligible Investments, the Collateral Manager shall certify to the Trustee that, in its judgment, the aggregate sum of (A) any expected proceeds from any Hedge Agreements and expected proceeds from the sale of Eligible Investments, (B) for each Collateral Obligation, the product of its Principal Balance and its Market Value (expressed as a percentage of the par amount of such Collateral Obligation), and (C) all funds available in the Collection Account shall exceed the sum of (x) the aggregate Redemption Prices (or such other amount that the holders of a Class of Secured Notes have elected to receive, in the case of a redemption pursuant to Sections 9.2 or 9.3 where the holders of 100% of the Aggregate Outstanding Amount of any Class of Secured Notes have elected to receive less than 100% of the Redemption Price that would otherwise be payable to the holders of such Class) of the Outstanding Secured Notes and (y) all accrued and unpaid Administrative Expenses (without regard to the Administrative Expense Cap) any amounts due to Hedge Counterparties and accrued and unpaid Collateral Management Fees payable under the Priority of Payments, (iii) at least one Business Day before the scheduled Redemption Date, the Collateral Manager has furnished to the Trustee evidence in form reasonably satisfactory to the Trustee that the Collateral Manager (or an Affiliate or agent thereof) has priced but not yet closed another collateralized loan obligation transaction or similar transaction, the net proceeds of which will at least equal, in each case, an amount sufficient, together with the proceeds from the Eligible Investments (maturing on or prior to the scheduled Redemption Date) and without duplication any Cash to be applied to such redemption and (without duplication) the aggregate amount of the expected proceeds from the sale of the Assets and Eligible Investments not later than the Business Day immediately preceding the scheduled Redemption Date, (A) to pay all Administrative Expenses payable under the Priority of Payments (regardless of the Administrative Expense Cap), (B) to pay any accrued and unpaid amounts due to any Hedge Counterparty, (C) to pay any accrued and unpaid Collateral Management Fee and (D) to redeem such Secured Notes in whole but not in part on the scheduled Redemption Date at the applicable Redemption Prices, (iv) at least one Business Day before the scheduled Redemption Date, the Collateral Manager has furnished to the Trustee evidence in form reasonably satisfactory to the Trustee that the Issuer possesses adequate Interest Proceeds and Principal Proceeds to pay the amounts specified in clause (iii) above or (v) the Distribution Report prepared and delivered in respect of the scheduled Redemption Date indicates the payment in full on such Redemption Date from Interest Proceeds and Principal Proceeds of the amounts specified in clause (iii) above. The Collateral Manager or any of the Collateral Manager’s Affiliates or accounts managed by it shall have the right, subject to the same terms and conditions afforded to other bidders, to bid on Assets to be sold as part of an Optional Redemption or Tax Redemption.

(g) At least three Business Days (or such shorter period of time as the Trustee and the Collateral Manager find reasonably acceptable) before any scheduled Redemption Date, the Issuer (or the Collateral Manager on its behalf) may, by written notice to the Trustee (who shall forward such notice to the Holders of Notes and each Rating Agency and post such notice to the Trustee Website), elect to either (i) postpone such scheduled Redemption Date by up to 15 Business Days or (ii) postpone the redemption date solely with respect to the most junior Class(es) of Secured Notes (the “Junior Redeemed Notes”) for up to 10 Business Days (the redemption date with respect to the Junior Redeemed Notes, the “Junior Notes Redemption Date”). In connection with an election pursuant to clause (ii) of the preceding sentence, the Issuer (or the Collateral Manager on its behalf) shall (A) deliver notice of such election to each Rating Agency and the Trustee (which shall forward such notice to the Holders of the Junior Redeemed Notes) not later than two Business Days prior to the original Redemption Date, which notice shall set forth the information specified in Section 9.4(b) solely with respect to the Junior Redeemed Notes and the Junior Notes Redemption Date and shall constitute an amendment to the original notice of redemption and (B) deliver to the Trustee a certificate to the effect described in Section 9.4 above with respect to both the Secured Notes to be redeemed on the original Redemption Date and the Junior Redeemed Notes to be redeemed on the Junior Notes Redemption Date. Interest on the Junior Redeemed Notes will accrue to but excluding the Junior Notes Redemption Date.

Section 9.5 Notes Payable on Redemption Date. (a) Notice of redemption pursuant to Section 9.4 having been given as aforesaid, the Notes to be redeemed shall, on the Redemption Date, subject to Section 9.4(f) and the Issuers’ right to withdraw any notice of redemption pursuant to Section 9.4(c) or the failure of any Refinancing to occur, become due and payable at the Redemption Prices with respect thereto, and from and after the Redemption Date (unless the Issuer shall default in the payment of the Redemption Prices) all Secured Notes shall cease to bear interest on the Redemption Date. Upon final payment on a Note to be so redeemed, the Holder shall present and surrender such Note at the place specified in the notice of redemption on or prior to such Redemption Date; provided that, if there is delivered to the Issuer and the Trustee such security or indemnity as may be required by them to save such party harmless and an undertaking thereafter to surrender such Note, then, in the absence of notice to the Issuer or the Trustee that the applicable Note has been acquired by a protected purchaser, such final payment shall be made without presentation or surrender. Payments of interest and principal on Secured Notes so to be redeemed which are payable on any Business Day on or prior to the Redemption Date shall be payable to the Holders of such Secured Notes, or one or more predecessor Secured Notes, registered as such at the close of business on the relevant Record Date according to the terms and provisions of Section 2.7(e).

(b) If any Secured Note called for redemption shall not be paid upon surrender thereof for redemption, the principal thereof shall, until paid, bear interest from the Redemption Date at the applicable Interest Rate for each successive Interest Accrual Period such Secured Note remains Outstanding; provided that, the reason for such non-payment is not the fault of such Holder.

Section 9.6 Special Redemption. Principal payments on the Secured Notes shall be made in part in accordance with the Priority of Payments on any Payment Date (i) during the Reinvestment Period if the Collateral Manager in its sole discretion notifies the Trustee at least five Business Days prior to the applicable Special Redemption Date that it has been unable, for a period of at least 30 consecutive Business Days to identify additional Collateral Obligations that are deemed appropriate by the Collateral Manager in its sole discretion and which would satisfy the Investment Criteria in sufficient amounts to permit the investment or reinvestment of all or a portion of the funds then in the Collection Account that are to be invested in additional Collateral Obligations (a “Reinvestment Special Redemption” and the date of any such notice, the “Reinvestment Special Redemption Notice Date”) or (ii) on or after the Effective Date, if the Collateral Manager notifies the Trustee that a redemption is required pursuant to Section 7.18 in order to obtain Effective Date Ratings Confirmation (an “Effective Date Special Redemption” and each of an Effective Date Special Redemption and a Reinvestment Special Redemption, a “Special Redemption”). On the first Payment Date (and all subsequent Payment Dates) following the Collection Period in which either such notice is given (a “Special Redemption Date”), the amount in the Collection Account representing (1) in the case of a Reinvestment Special Redemption, Principal Proceeds which the Collateral Manager has determined cannot be reinvested in additional Collateral Obligations or (2) in the case of an Effective Date Special Redemption, Interest Proceeds and Principal Proceeds available in accordance with the Priority of Payments on each Payment Date until the Issuer obtains Effective Date Ratings Confirmation (such amount, a “Special Redemption Amount”), as the case may be, will be applied in accordance with the Priority of Payments.

Notice of payments pursuant to this Section 9.6 shall be given by the Trustee not less than (x) in the case of a Reinvestment Special Redemption, three Business Days prior to the applicable Special Redemption Date and (y) in the case of an Effective Date Special Redemption, one Business Day prior to the applicable Special Redemption Date, in each case by facsimile, email transmission, first class mail, postage prepaid or by posting such notice to the Trustee Website, to each Holder of Secured Notes affected thereby at such Holder’s facsimile number, email address or mailing address in the Register or otherwise by posting such information to the Trustee Website and, subject to Section 14.3(c), to each Rating Agency.

Section 9.7 Re-Pricing. (a) On any Business Day on or after the end of the Non-Call Period, at the written direction of the Collateral Manager or a Majority of the Subordinated Notes (with the consent of the Collateral Manager), the Issuer shall reduce the spread over the Benchmark (or, in the case of a Re-Pricing of the Fixed Rate Notes, the Interest Rate) applicable with respect to any Class of Re-Pricing Eligible Notes (such reduction with respect to any such Class of Secured Notes, a “Re-Pricing” and any Class of Secured Notes to be subject to a Re-Pricing, a “Re-Priced Class”); provided that, the Issuer shall not effectuate any Re-Pricing unless each condition specified in this Section 9.7 is satisfied with respect thereto; provided, further, that after it receives notice that any Re-Pricing is effected, the Trustee on behalf of the Issuer shall notify each Rating Agency in writing of such Re-Pricing. In connection with any Re-Pricing, the Issuer may engage a broker-dealer (the “Re-Pricing Intermediary”) upon the recommendation of the Collateral Manager and such Re-Pricing Intermediary shall assist the Issuer in effecting the Re-Pricing. For the avoidance of doubt, only Re-Pricing Eligible Notes will be subject to Re-Pricing.

Except with respect to Notes of a Re-Priced Class for which an Election to Retain has been exercised in accordance with Section 9.7(b), the Notes of each Re-Priced Class may be subject to Mandatory Tender and subsequent transfer in accordance with the Operational Arrangements (defined below) (a “Mandatory Tender”) or redeemed in a Re-Pricing Redemption, in each case at the respective Redemption Price, in accordance with the provisions of this Section 9.7. Each Holder, by its acceptance of an interest of Notes in a Class of Re-Pricing Eligible Notes, agrees that (i) it will tender and transfer its Notes in accordance with this Section 9.7 and agrees to cooperate with the Issuer, the Re-Pricing Intermediary (if any) and the Trustee to effect such tender and transfer and (ii) its Notes may be redeemed in a Re-Pricing Redemption.

(b) At least 15 Business Days (or such shorter period of time as the Trustee and the Collateral Manager find reasonably acceptable) prior to the Business Day fixed by the Collateral Manager or at least a Majority of the Subordinated Notes (with the consent of the Collateral Manager) for any proposed Re-Pricing (the “Re-Pricing Date”), the Issuer shall deliver a notice (with a copy to the Collateral Manager, the Trustee and each Rating Agency) through the facilities of DTC (such notice, the “Re-Pricing, Mandatory Tender and Election to Retain Announcement”) to each Holder of the proposed Re-Priced Class, which notice shall:

(i) specify the proposed Re-Pricing Date and the revised spread over the Benchmark (or, in the case of a Re-Pricing of the Fixed Rate Notes, the Interest Rate) or range of spreads over the Benchmark (or, in the case of a Re-Pricing of the Fixed Rate Notes, the Interest Rate) to be applied with respect to such Class (the “Re-Pricing Rate”);

(ii) request each Holder of the Re-Priced Class communicate through the facilities of DTC whether such Holder (x) approves the proposed Re-Pricing and (y) elects to retain the Notes of the Re-Priced Class held by such Holder (an “Election to Retain”), which Election to Retain is subject to DTC’s procedures relating thereto set forth in the “Operational Arrangements (March 2020)” published by DTC (as most recently revised by DTC) (the “Operational Arrangements”);

(iii) specify the applicable Redemption Price that will be received by any Holder of the Re-Priced Class that does not approve the Re-Pricing and does not exercise an Election to Retain;

(iv) state that Non-Electing Holders of the Re-Priced Class will either be (x) subject to a Mandatory Tender or (y) redeemed in a Re-Pricing Redemption with Re-Pricing Proceeds; and

(v) state the period for which the Holders of the Notes of the Re-Priced Class can provide their consent to the Re-Pricing and an Election to Retain, which period shall not be less than 10 Business Days from the date of publication of the Re-Pricing, Mandatory Tender and Election to Retain Announcement.

Prior to the Issuer distributing the Re-Pricing, Mandatory Tender and Election to Retain Announcement to the Holders of the Notes of the Re-Priced Class, the Issuer shall provide a draft thereof to DTC’s Reorganization Announcements Department via e-mail, at putbonds@dtcc.com, with a copy to Daniel Pikulin (dpikulin@dtcc.com) and Sylvia Salony (ssalony@dtcc.com) (or such other email addresses as necessary), to discuss any comments DTC may have on the draft Re-Pricing, Mandatory Tender and Election to Retain Announcement. Failure to give a notice of Re-Pricing, or any defect therein, to any Holder of any Re-Priced Class shall not impair or affect the validity of the Re-Pricing or give rise to any claim based upon such failure or defect. Any Holder of the Re-Priced Class that does not approve the Re-Pricing and does not exercise an Election to Retain will be a “Non-Electing Holder” and any Holder of the Re-Priced Class that does approve the Re-Pricing and exercises an Election to Retain will be an “Electing Holder.” Upon the expiration of the period for which Holders of Notes of the Re-Priced Class may approve the Re-Pricing and provide an Election to Retain through the facilities of DTC, the Trustee (not later than one Business Day after receipt by the Trustee of information from DTC) shall provide to the Issuer, the Collateral Manager and the Re-Pricing Intermediary, if any, the information received from DTC regarding the Aggregate Outstanding Amount of Notes held by Electing Holders and Non-Electing Holders.

At least two Business Days prior to the publication date of the Re-Pricing, Mandatory Tender and Election to Retain Announcement, the Issuer shall cause a notice to be sent to DTC of the proposed Re-Pricing and that Notes of the Re-Priced Class will be subject to Mandatory Tender and an Election to Retain (which notice shall be sent by e-mail to DTC at putbonds@dtcc.com). Such notice shall include the following information: (i) the security description and CUSIP number of the Re-Priced Class, (ii) the name and number of the participant account to which the tendered Notes are to be delivered by DTC, (iii) the first Payment Date occurring after the Re-Pricing Date and (iv) if available at the time such notice is required to be sent to DTC, the Re-Pricing Rate. The Issuer shall also provide to the Trustee and DTC any additional information as required by any update to the Operational Arrangements or is otherwise required to effect the Re-Pricing in accordance with the procedures of DTC. Subject to Section 6.1, the Trustee shall not be liable for the content or information contained in the Re-Pricing, Mandatory Tender and Election to Retain Announcement or in the notice to DTC regarding the proposed Re-Pricing and for any modification or supplement to the Operational Arrangements published by DTC. If it is determined that the procedures of DTC cannot accommodate a Mandatory Tender and transfer on a Re-Pricing Date that is not also a scheduled Payment Date (or the Issuer (or the Collateral Manager on behalf of the Issuer) otherwise determines that it is not feasible for the Re-Pricing Date to occur on a Business Day that is not also a scheduled Payment Date), the Re-Pricing Date must be a Business Day that coincides with a Payment Date.

(c) If the Issuer, the Collateral Manager and the Re-Pricing Intermediary, if any, have been informed of the existence of Non-Electing Holders and the Aggregate Outstanding Amount of Notes of the Re-Priced Class held by such Holders, the Issuer, or the Re-Pricing Intermediary (if any) on behalf of the Issuer, shall deliver, not later than the eighth Business Day prior to the proposed Re-Pricing Date, written notice thereof to the Electing Holders of the Re-Priced Class (which notice may be either through the facilities of DTC or directly to the beneficial owners of the Notes held by Electing Holders), specifying the Aggregate Outstanding Amount of the Notes of the Re-Priced Class held by all such Non-Electing Holders, and shall request each such Electing Holder to provide written notice to the Issuer, the Trustee, the Collateral Manager and the Re-Pricing Intermediary (if any) (which notice may be either through the facilities of DTC or directly to the Trustee, the Collateral Manager, on behalf of the Issuer, and the Re-Pricing

Intermediary, if any) not later than six Business Days prior to the proposed Re-Pricing Date if such Holder would like to purchase all or any portion of the Notes of the Re-Priced Class held by the Non-Electing Holders (each such notice, an “Exercise Notice”). In the event that the Issuer receives Exercise Notices with respect to more than the Aggregate Outstanding Amount of the Notes of the Re-Priced Class held by Non-Electing Holders, the Issuer, or the Re-Pricing Intermediary (if any) on behalf of the Issuer, may cause the Mandatory Tender and transfer of such Notes held by Non-Electing Holders to the Holders delivering Exercise Notices, sell Re-Pricing Replacement Notes to the Holders delivering Exercise Notices or conduct a Re-Pricing Redemption of Non-Electing Holders’ Notes with Re-Pricing Proceeds, in each case without further notice to the Non-Electing Holders thereof. Sales of Notes of the Re-Priced Class held by Non-Electing Holders and sales of Re-Pricing Replacement Notes, in each case, on the Re-Pricing Date to the Holders delivering Exercise Notices with respect thereto, will be pro rata based on the Aggregate Outstanding Amount of the Notes such Holders indicated an interest in purchasing pursuant to their Exercise Notices. In the event that the Issuer receives Exercise Notices with respect to less than the Aggregate Outstanding Amount of the Notes of the Re-Priced Class held by Non-Electing Holders, the Issuer, or the Re-Pricing Intermediary (if any) on behalf of the Issuer, may cause the Mandatory Tender and transfer of such Notes, without further notice to the Non-Electing Holders thereof, on the Re-Pricing Date to the Holders delivering Exercise Notices with respect thereto, or the Issuer may redeem such Notes with Re-Pricing Proceeds. Any excess Notes of the Re-Priced Class held by Non-Electing Holders may be sold to one or more transferees designated by the Issuer or the Re-Pricing Intermediary (if any) on behalf of the Issuer or redeemed with Re-Pricing Proceeds. All Mandatory Tenders of Notes to be effectuated pursuant to this paragraph (i) will be made at the applicable Redemption Price and (ii) will be effected only if the related Re-Pricing is effected in accordance with the provisions of this Indenture and in accordance with the Operational Arrangements. Unless the Issuer (or the Collateral Manager on behalf of the Issuer) determines it is necessary to have new CUSIP numbers assigned to the Notes of a Re-Priced Class to facilitate the Re-Pricing, the CUSIP numbers assigned to the Notes of a Re-Priced Class that exist prior to the Re-Pricing Date shall remain the same CUSIP numbers after the occurrence of the Re-Pricing Date with respect to: (i) the Notes that are held by Electing Holders for which an Election to Retain has been exercised and (ii) the Notes held by Non-Electing Holders that are subject to Mandatory Tender and transfer and which are sold to one or more transferees designated by the Issuer or the Re-Pricing Intermediary (if any) on behalf of the Issuer in connection with such Mandatory Tender. The Issuer, or the Re-Pricing Intermediary (if any) on behalf of the Issuer, shall deliver written notice to the Trustee and the Collateral Manager not later than one Business Day prior to the proposed Re-Pricing Date confirming that the Issuer (or the Re-Pricing Intermediary (if any)) expects to have sufficient funds for the Mandatory Tender and transfer or the redemption of all Notes of the Re-Priced Class held by Non-Electing Holders.

(d) The Issuer shall not effect any proposed Re-Pricing unless the Issuer (or the Collateral Manager on its behalf) certifies that: (i) the Issuer and the Trustee shall have entered into a supplemental indenture dated as of the Re-Pricing Date to modify the spread over the Benchmark applicable to the Re-Priced Class and/or, in the case of an issuance of Re-Pricing Replacement Notes, to issue such Re-Pricing Replacement Notes; (ii) confirmation has been received that all Notes of the Re-Priced Class held by Non-Electing

Holders have been subject to Mandatory Tender and transfer or redeemed pursuant to clause (c) above; (iii) each Rating Agency shall have been notified of such Re-Pricing; (iv) Tax Advice is delivered to the Issuer (with a copy to the Trustee), in form and substance satisfactory to the Collateral Manager, to the effect that such Re-Pricing will not result in the Issuer becoming subject to U.S. federal income tax with respect to its net income and (v) all expenses of the Issuer and the Trustee (including the fees of the Re-Pricing Intermediary (if any) and fees of counsel) incurred in connection with the Re-Pricing do not exceed the sum of (x) the amount of Interest Proceeds available after taking into account all amounts required to be paid pursuant to clauses (A) through (N) of Section 11.1(a)(i) on the immediately succeeding Payment Date and (y) any amounts on deposit in, or to be deposited into, the Supplemental Reserve Account that are designated to pay expenses incurred in connection with such Re-Pricing (except for expenses owed to Persons that the Collateral Manager informs the Trustee will be paid solely as Administrative Expenses payable in accordance with the Priority of Payments), unless such expenses shall have been paid or shall be adequately provided for by an entity other than the Issuer. If the Trustee receives written notice from the Issuer that a proposed Re-Pricing is not effected by the proposed Re-Pricing Date, the Trustee shall post notice to the Trustee Website and notify the Holders of the Notes and each Rating Agency that such proposed Re-Pricing was not effected.

(e) Any notice of a Re-Pricing may be withdrawn by the Collateral Manager or a Majority of the Subordinated Notes on or prior to the fourth Business Day prior to the scheduled Re-Pricing Date by written notice to the Issuer, the Trustee and the Collateral Manager for any reason. Any notice of Re-Pricing will be automatically withdrawn by the Issuer if the Issuer or the Re-Pricing Intermediary (if any) provides written notice to the Trustee and the Collateral Manager that there are insufficient funds to complete a related Mandatory Tender and transfer or Re-Pricing Redemption. Upon receipt of such notice or a notice of withdrawal, the Trustee shall send such notice to the Holders of the Re-Priced Class and each Rating Agency and the Secured Notes of such Re-Priced Class shall continue to bear interest at the then existing Interest Rate.

(f) Notwithstanding anything to the contrary in this Section 9.7, any Redemption Price payable in connection with a Re-Pricing may be paid with proceeds from the sale of Re-Pricing Replacement Notes and amounts deposited in the Supplemental Reserve Account.

(g) The Trustee may request and rely on an Issuer Order providing direction and any additional information requested by the Trustee in order to effect a Re-Pricing in accordance with this Section 9.7.

ARTICLE X

ACCOUNTS, ACCOUNTINGS AND RELEASES

Section 10.1 Collection of Money(a) . Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all Money and other property payable to or receivable by the Trustee pursuant to this Indenture, including all payments due on the Assets, in accordance with the terms and conditions of such Assets. The Trustee shall segregate and hold all such Money and property received by it for the benefit of the Holders of the Notes and shall apply it as provided in this Indenture. Each Account shall be established and maintained with a federal or state-chartered depository institution that has at least (x) a long-term issuer credit rating of “A+” or a short-term issuer credit rating of at least “A-1” by S&P (so long as any Notes rated by S&P are Outstanding), and (y) a short term deposit rating of “P-1”, a long term deposit rating of at least “A1” or a senior unsecured debt rating of at least “A1” by Moody’s (so long as any Notes rated by Moody’s are Outstanding), and if such institution’s rating no longer satisfies any of the foregoing requirements set forth in clauses (x) or (y) above, as applicable, the Issuer (or the Trustee at the direction of the Issuer) shall use commercially reasonable efforts to move the assets held in such Account within 30 days to another institution that satisfies such ratings. Such institution shall have a combined capital and surplus of at least U.S.$200,000,000. All Cash deposited in the Accounts shall be invested only in Eligible Investments or Collateral Obligations in accordance with the terms of this Indenture. The Accounts established by the Trustee or the Custodian pursuant to this Article X may include any number of sub-accounts requested by the Trustee or the Collateral Manager for convenience in administering the Assets and any Account required hereunder may be established as a sub-account of any other Account.

Section 10.2 Collection Account(a) . (a) In accordance with this Indenture and the Securities Account Control Agreement, the Trustee shall, prior to the Closing Date, establish two segregated non-interest bearing accounts, one of which will be designated the “Interest Collection Subaccount” and one of which will be designated the “Principal Collection Subaccount” (and which together will comprise the “Collection Account”) each held in the name of the Issuer subject to the lien of the Trustee, for the benefit of the Secured Parties and each of which shall be maintained with the Custodian in accordance with the Securities Account Control Agreement. The Trustee (or the Custodian) shall from time to time deposit into the Interest Collection Subaccount, in addition to the deposits required pursuant to Section 10.4(a), immediately upon receipt thereof or upon transfer from the Interest Reserve Account or the Payment Account, all Interest Proceeds (unless simultaneously reinvested in accordance with Article XII or in Eligible Investments). The Trustee shall deposit immediately upon receipt thereof or upon transfer from the Expense Reserve Account or Revolver Funding Account all other amounts remitted to the Collection Account into the Principal Collection Subaccount, including in addition to the deposits required pursuant to Section 10.4(a), (i) any funds designated as Principal Proceeds by the Collateral Manager in accordance with this Indenture and (ii) all other Principal Proceeds (unless simultaneously reinvested in accordance with Article XII or in Eligible Investments). The Issuer may, but under no circumstances shall be required to, from time to time prior to the second Payment Date following the Closing Date, deposit into the Collection Account, in addition to any amount required hereunder to be deposited therein, such Monies received from external sources for the benefit of the Secured Parties (other than payments on or in respect of the Collateral Obligations, Eligible Investments or other existing Assets) as the Issuer deems, in its sole discretion, to be advisable and to designate them as Interest Proceeds or Principal Proceeds. Prior to the Effective Date, any Principal Proceeds shall be held in the Ramp-Up Account. All Monies deposited from time to time in the Collection Account pursuant to this Indenture shall be held by the Trustee (or the Custodian) as part of the Assets and shall be applied to the purposes herein provided. Subject to Section 10.2(d), amounts in the Collection Account shall be reinvested pursuant to Section 10.4(a).

(b) The Trustee or the Custodian, within one Business Day after receipt of any distribution or other proceeds in respect of the Assets which are not Cash, shall so notify the Issuer and the Issuer (or the Collateral Manager on behalf of the Issuer) shall use its commercially reasonable efforts to, within five Business Days after receipt of such notice from the Trustee or the Custodian (or as soon as practicable thereafter), sell such distribution or other proceeds for Cash in an arm’s length transaction and deposit the proceeds thereof in the Collection Account; provided that, the Issuer (i) need not sell such distributions or other proceeds if it delivers an Issuer Order or an Officer’s certificate to the Trustee certifying that such distributions or other proceeds constitute Collateral Obligations or Eligible Investments, Defaulted Obligations or Equity Securities or (ii) may otherwise retain such distribution or other proceeds for up to two years from the date of receipt thereof if it delivers an Officer’s certificate to the Trustee certifying that (x) it will sell such distribution within such two-year period and (y) retaining such distribution is not otherwise prohibited by this Indenture.

(c) At any time when such application is permitted pursuant to Section 7.18 or Article XII, the Collateral Manager on behalf of the Issuer may by Issuer Order direct the Trustee to, and upon receipt of such Issuer Order the Trustee shall, withdraw funds on deposit in the Collection Account and apply such funds to the acquisition of additional Collateral Obligations or Equity Securities in accordance with the requirements of Section 7.18 or Article XII, as applicable, and such Issuer Order. At any time, the Collateral Manager on behalf of the Issuer may by Issuer Order direct the Trustee to, and upon receipt of such Issuer Order the Trustee shall, withdraw funds on deposit in the Principal Collection Subaccount representing Principal Proceeds and deposit such funds in the Revolver Funding Account to meet funding requirements on Delayed Drawdown Collateral Obligations or Revolving Collateral Obligations. At any time, the Collateral Manager on behalf of the Issuer may direct the Trustee to, and upon receipt of such direction the Trustee shall, withdraw funds on deposit in the Principal Collection Subaccount representing Principal Proceeds to repurchase Secured Notes in accordance with the requirements of Section 2.9(b) and such direction.

(d) The Collateral Manager on behalf of the Issuer may by Issuer Order direct the Trustee to, and upon receipt of such Issuer Order the Trustee shall, pay from amounts on deposit in the Collection Account on any Business Day during any Interest Accrual Period from Interest Proceeds only, (A) any Administrative Expenses (such payments to be counted against the Administrative Expense Cap for the applicable period and to be subject to the order of priority as stated in the definition of Administrative Expenses); provided that the aggregate Administrative Expenses paid pursuant to this Section 10.2(d) during any Collection Period shall not exceed the Administrative Expense Cap for the related Payment Date; provided further that the Trustee shall be entitled (but not required) without liability on its part, to refrain from making any such payment of an Administrative Expense pursuant to this Section 10.2 on any day other than a Payment Date if, in its reasonable determination, the payment of such amount is likely to leave insufficient funds available to pay in full each of the items described in Section 11.1(a)(i)(A) as reasonably anticipated to be or become due and payable on the next Payment Date, taking into account the Administrative Expense Cap and (B) to make Permitted RIC Distributions, subject to satisfaction of certain conditions set forth in herein and the definition of “Permitted RIC Distributions”.

(e) The Trustee shall transfer to the Payment Account, from the Collection Account for application pursuant to Section 11.1(a) and Section 10.2(f), on the Business Day immediately preceding each Payment Date or Interim Payment Date, the amount set forth to be so transferred in the Distribution Report for such Payment Date or, with respect to an Interim Payment Date, an amount reasonably determined by the Issuer or the Collateral Manager in its reasonable determination as required to make the payments required and permitted on such Interim Payment Date pursuant to Section 10.2(f).

(f) Following the Reinvestment Period, the Issuer (or the Collateral Manager on behalf of the Issuer) may declare the 15th day of any calendar month in which a Payment Date does not occur (or, if such day is not a Business Day, the next succeeding Business Day) (each such date, unless withdrawn pursuant to clause (i) of the following proviso, an “Interim Payment Date”) as an “Interim Payment Date”; provided in each case that (i) the Issuer (or the Collateral Manager on behalf of the Issuer) shall have given not less than eight Business Days’ written notice thereof to the Rating Agencies and the Trustee (which notice the Trustee shall post to the Trustee Website); provided that any such written notice may be withdrawn by the Issuer (or the Collateral Manager on behalf of the Issuer) by providing notice to the Trustee (which notice the Trustee shall post to the Trustee Website) and the Rating Agencies no later than the Business Day before such Interim Payment Date; (ii) the Trustee has received sufficient information in order to make the payments required pursuant to clauses (x) and (y) below on such Interim Payment Date; and (iii) in the reasonable determination of the Issuer (or the Collateral Manager on behalf of the Issuer) (as certified to the Trustee on or before the related Interim Determination Date) sufficient funds will be available on the next succeeding Payment Date to pay all amounts that will be payable on such Payment Date pursuant to clause (A) and (B) of Section 11.1(a)(i) in accordance with the Priority of Payments. Notwithstanding anything contained in this Indenture to the contrary, on each Interim Payment Date, unless an Event of Default has occurred and is continuing or there are insufficient Interest Proceeds to pay any amounts due under clause (y) below, (x) Principal Proceeds on deposit in the Collection Account that are received on or before the related Interim Determination Date and that are transferred to the Payment Account (which will not include amounts required to meet funding requirements with respect to Delayed Drawdown Collateral Obligations and Revolving Collateral Obligations that are deposited in the Revolver Funding Account) shall be applied in accordance with the Note Payment Sequence (excluding the payment of accrued interest (including Deferred Interest) specified therein) and (y) if any Class will have an Aggregate Outstanding Amount equal to zero following the payment in the foregoing clause (x), Interest Proceeds on deposit in the Collection Account that are received on or before the related Interim Determination Date and that at the direction of the Collateral Manager are transferred to the Payment Account shall be used to pay all accrued and unpaid interest (including any Deferred Interest and interest on Deferred Interest) on such Class. For the avoidance of doubt, no Principal Proceeds or Interest Proceeds shall be applied other than in accordance with clauses (x) and (y) of the preceding sentence on any Interim Payment Date. In connection with each Interim Payment Date, the Issuer (or the Collateral Manager on behalf of the Issuer) shall provide notice to the Rating Agencies of the amount of Principal Proceeds and Interest Proceeds applied pursuant to clauses (x) and (y) above and the Aggregate Outstanding Amount of each Class of Secured Notes after giving effect to such payments.

(g) The Collateral Manager on behalf of the Issuer may by Issuer Order direct the Trustee to, and upon receipt of such Issuer Order the Trustee shall, transfer (i) from amounts on deposit in the Interest Collection Subaccount to the Principal Collection Subaccount, amounts necessary for application pursuant to, and to apply amounts in the Principal Collection Subaccount pursuant to, Section 7.18(d) and (e) or (ii) after the Effective Date but on or prior to the second Payment Date, from amounts on deposit in the Principal Collection Subaccount to the Interest Collection Subaccount as Interest Proceeds, any amount as directed by the Collateral Manager so long as the Effective Date Interest Deposit Restriction is satisfied after giving effect to such transfer. In connection with the purchase of any Collateral Obligation that will settle following the Effective Date, such purchase shall be settled with Principal Proceeds on deposit in the Principal Collection Subaccount.

(h) The Collateral Manager on behalf of the Issuer may direct the Trustee to withdraw (i) Interest Proceeds from the Collection Account on any Business Day during any Interest Accrual Period in any amount required to exercise a warrant or similar right to acquire securities held in the Assets, or (ii) Interest Proceeds or Principal Proceeds from the Collection Account on any Business Day during any Interest Accrual Period in any amount required to exercise a right to acquire loan assets, in each case which right was received by the Issuer in connection with the insolvency, bankruptcy, reorganization, restructuring or workout of a Collateral Obligation or the Obligor thereof; provided that, the Collateral Manager (on behalf of the Issuer) shall not direct (x) a withdrawal of Interest Proceeds in an amount that it determines (in its sole discretion) would cause the deferral of interest on any Class of Secured Notes on the immediately succeeding Payment Date or (y) a withdrawal of Principal Proceeds in respect of a loan asset that ranks junior in right of payment to such Collateral Obligation pursuant to this clause (h); provided further, that such withdrawal and application of Principal Proceeds will not (i) cause the Aggregate Principal Balance of all loan assets acquired by the Issuer using Principal Proceeds pursuant to Section 10.2(h)(ii) and held by Issuer as of such date of determination to exceed 2.5% of the Collateral Principal Amount or (ii) cause the Aggregate Principal Balance of all loan assets acquired by the Issuer using Principal Proceeds pursuant to Section 10.2(h)(ii) since the Last Closing Event to exceed 5.0% of the Target Initial Par Amount.

(i) The Collateral Manager on behalf of the Issuer may by Issuer Order direct the Trustee to, and upon receipt of such Issuer Order the Trustee shall, transfer from amounts on deposit in the Principal Collection Subaccount into the Revolver Funding Account amounts that are required to meet funding requirements with respect to Delayed Drawdown Collateral Obligations and Revolving Collateral Obligations.

(j) No Principal Proceeds shall be withdrawn from the Collection Account (and the Issuer (or the Collateral Manager on its behalf) shall not commit to purchase any loan asset) pursuant to Section 10.2(h)(ii), unless the Recovery Par Value Test is satisfied immediately after the acquisition of such loan asset.

Section 10.3 Transaction Accounts.

(a) Payment Account. In accordance with this Indenture and the Securities Account Control Agreement, the Trustee shall, prior to the Closing Date, establish at the Custodian a single, segregated non-interest bearing account held in the name of the Issuer, subject to the lien of the Trustee, for the benefit of the Secured Parties, which shall be designated as the “Payment Account”, which shall be maintained with the Custodian in accordance with the Securities Account Control Agreement. Except as provided in Section 11.1(a), the only permitted withdrawal from or application of funds on deposit in, or otherwise to the credit of, the Payment Account shall be to pay amounts due and payable on the Notes in accordance with their terms and the provisions of this Indenture and, upon Issuer Order, to pay Administrative Expenses, Collateral Management Fees and other amounts specified herein, each in accordance with the Priority of Payments and for an Interim Payment Date, Section 10.2(f). The Issuer shall not have any legal, equitable or beneficial interest in the Payment Account other than in accordance with this Indenture and the Securities Account Control Agreement.

(b) Custodial Account. In accordance with this Indenture and the Securities Account Control Agreement, the Trustee shall, prior to the Closing Date, establish at the Custodian a single, segregated non-interest bearing account held in the name of the Issuer, subject to the lien of the Trustee, for the benefit of the Secured Parties, which shall be designated as the “Custodial Account”, which shall be maintained with the Custodian in accordance with the Securities Account Control Agreement. All Collateral Obligations shall be credited to the Custodial Account. The only permitted withdrawals from the Custodial Account shall be in accordance with the provisions of this Indenture. The Trustee agrees to give the Issuer immediate notice if (to the actual knowledge of a Bank Officer of the Trustee) the Custodial Account or any assets or securities on deposit therein, or otherwise to the credit of the Custodial Account, shall become subject to any writ, order, judgment, warrant of attachment, execution or similar process. The Issuer shall not have any legal, equitable or beneficial interest in the Custodial Account other than in accordance with this Indenture, the Priority of Payments and the Securities Account Control Agreement.

(c) Ramp-Up Account. In accordance with this Indenture and the Securities Account Control Agreement, the Trustee shall, prior to the Closing Date, establish at the Custodian a single, segregated non-interest bearing account held in the name of the Issuer, subject to the lien of the Trustee, for the benefit of the Secured Parties, which will be designated the “Ramp-Up Account”, which shall be maintained with the Custodian in accordance with the Securities Account Control Agreement. The Issuer shall direct the Trustee to deposit the amount specified in Section 3.1(xi)(A) to the interest subaccount and the principal subaccount, as applicable, of the Ramp-Up Account. In connection with any purchase of an additional Collateral Obligation, the Trustee will apply amounts held in the Ramp-Up Account as provided by Section 7.18(b). At the discretion of the Collateral Manager, funds in the Ramp-Up Account may be designated by written notice as either Interest Proceeds (subject to satisfaction of the Effective Date Interest Deposit Restriction

after giving effect to such designation) or Principal Proceeds by the Collateral Manager to the Trustee and shall be transferred from the interest subaccount or the principal subaccount of the Ramp-Up Account to the Interest Collection Subaccount or Principal Collection Subaccount (as the case may be) of the Collection Account. Prior to the Effective Date, any Principal Proceeds shall be held in the principal subaccount of the Ramp-Up Account. On the first day after the Effective Date or upon the occurrence of an Event of Default (and excluding any proceeds that will be used to settle binding commitments entered into prior to such date), the Trustee will deposit any remaining amounts in the principal subaccount of the Ramp-Up Account into the Principal Collection Subaccount as Principal Proceeds (or if otherwise instructed by the Collateral Manager, into the Interest Collection Subaccount, as Interest Proceeds (subject to satisfaction of the Effective Date Interest Deposit Restriction after giving effect to such designation)) and any remaining amounts in the interest subaccount of the Ramp-Up Account into the Interest Collection Subaccount as Interest Proceeds. For the avoidance of doubt, the transfer of amounts from the Ramp-Up Account into the Interest Collection Subaccount as Interest Proceeds shall occur prior to the second Payment Date. Any income earned on amounts deposited in the Ramp-Up Account will be deposited in the Interest Collection Subaccount.

(d) Expense Reserve Account. In accordance with this Indenture and the Securities Account Control Agreement, the Trustee shall, prior to the Closing Date, establish at the Custodian a single, segregated non-interest bearing account held in the name of the Issuer, subject to the lien of the Trustee, for the benefit of the Secured Parties, which shall be designated as the “Expense Reserve Account”, which shall be maintained with the Custodian in accordance with the Securities Account Control Agreement. The Issuer shall direct the Trustee to deposit the amount specified in Section 3.1(xi)(A) to the Expense Reserve Account. On any Business Day from the Closing Date to and including the Determination Date relating to the third Payment Date following the Closing Date, the Trustee shall apply funds from the Expense Reserve Account, as directed by the Collateral Manager, (i) to pay expenses of the Issuer incurred in connection with the establishment of the Issuer, the structuring and consummation of the Offering and the issuance of the Notes; (ii) if, after giving effect to any transfer of funds from the Interest Reserve Account to the Payment Account in accordance with Section 10.3(g) on the first or second Payment Date following the Closing Date, the amounts available pursuant to the Priority of Payments on such Payment Date would be insufficient to pay in the full amount of the accrued and unpaid interest on any Class of Secured Notes on such Payment Date, at the discretion of the Collateral Manager, to the Payment Account as Interest Proceeds; or (iii) to the Collection Account as Principal Proceeds. Any income earned on amounts deposited in the Expense Reserve Account will be deposited in the Interest Collection Subaccount as Interest Proceeds as it is received.

(e) Supplemental Reserve Account. In accordance with this Indenture and the Securities Account Control Agreement, the Trustee shall, prior to the Closing Date, establish at the Custodian a single, segregated non-interest bearing account held in the name of the Issuer, subject to the lien of the Trustee, for the benefit of the Secured Parties, which shall be designated as the “Supplemental Reserve Account”, which shall be maintained with the Custodian in accordance with the Securities Account Control Agreement. Contributions and other amounts designated for deposit into the Supplemental Reserve Account pursuant to Section 11.1(a)(i)(R), Section 11.1(a)(iv)(C), Section 11.1(h), Section 2.13(a)(vi) and Section 2.13(d) will, in each case, be deposited into the Supplemental Reserve Account and transferred to the Collection Account at the written direction of the Collateral Manager to the Trustee for a Permitted Use designated by the Collateral Manager in such written direction; provided that any such Contributions or other amounts that are designated as Principal Proceeds may not subsequently be re-designated as Interest Proceeds. Any income earned on amounts deposited in the Supplemental Reserve Account will be deposited in the Interest Collection Subaccount as Interest Proceeds as it is received.

(f) Hedge Counterparty Collateral Accounts. If and to the extent that any Hedge Agreement requires the Hedge Counterparty to post collateral with respect to such Hedge Agreement, the Issuer will (at the direction of the Collateral Manager), on or prior to the date such Hedge Agreement is entered into, direct the Trustee to establish at the Custodian a single, segregated non-interest bearing account held in the name of the Issuer, subject to the lien of the Trustee, for the benefit of the Secured Parties, which shall be designated as a “Hedge Counterparty Collateral Account”, which shall be maintained with the Custodian in accordance with the Securities Account Control Agreement, and as to which the Trustee shall be the “entitlement holder” (within the meaning of Section 8-102(a)(7) of the UCC) in accordance with a securities account control agreement, upon terms determined by the Collateral Manager and acceptable to the Trustee and Bank as securities intermediary or depository bank (in each case, solely with regard to their respective duties, liabilities and protections thereunder), and in accordance with the related Hedge Agreement, as determined by the Collateral Manager. The Trustee (as directed by the Collateral Manager on behalf of the Issuer) will deposit into each Hedge Counterparty Collateral Account all collateral received by it from the related Hedge Counterparty for posting to such account and all other funds and property received by it from or on behalf of the related Hedge Counterparty and identified or instructed by the Collateral Manager to be deposited into the Hedge Counterparty Collateral Account in accordance with the terms of the related Hedge Agreement. The only permitted withdrawals from or application of funds or property on deposit in the Hedge Counterparty Collateral Account will be in accordance with the written instructions of the Collateral Manager.

(g) Interest Reserve Account. In accordance with this Indenture and the Securities Account Control Agreement, the Trustee shall, prior to the Closing Date, establish at the Custodian a single, segregated non-interest bearing account held in the name of the Issuer, subject to the lien of the Trustee, for the benefit of the Secured Parties, which shall be designated as the “Interest Reserve Account”, which shall be maintained with the Custodian in accordance with the Securities Account Control Agreement. The Issuer shall direct the Trustee to make the deposit of the Interest Reserve Amount specified in Section 3.1(xi)(B) to the Interest Reserve Account. Such Interest Reserve Amount shall be transferred to the Collection Account as Interest Proceeds on the Determination Date relating to the first or second Payment Date unless the Collateral Manager, in its discretion, provides prior written notice to the Trustee that such Interest Reserve Amount shall not be so transferred and should instead be held in the Interest Reserve Account for application in accordance with this Section 10.3(g). The only permitted withdrawals from or application of funds or property on deposit in the Interest Reserve Account shall be in accordance with the provisions of this Indenture, including: (i) prior to the third Payment Date following the

Closing Date, at the discretion of the Collateral Manager, to the Collection Account as Interest Proceeds (or, prior to the Effective Date, the Ramp-Up Account) as Principal Proceeds (as designated by the Collateral Manager), and (ii) amounts remaining in the Interest Reserve Account after the third Payment Date following the Closing Date shall be transferred to the Collection Account as Interest Proceeds or Principal Proceeds (as designated by the Collateral Manager).

(h) The Revolver Funding Account. Upon the purchase of any Delayed Drawdown Collateral Obligation or Revolving Collateral Obligation identified by written notice to the Trustee, funds in an amount equal to the undrawn portion of such obligation shall be withdrawn first from the Ramp-Up Account and, if necessary, from the Principal Collection Subaccount and deposited by the Trustee in a single, segregated non-interest bearing account held in the name of the Issuer, subject to the lien of the Trustee, for the benefit of the Secured Parties, which shall be designated as the “Revolver Funding Account”, which shall be maintained with the Custodian in accordance with the Securities Account Control Agreement. Upon initial purchase of any such obligations, funds deposited in the Revolver Funding Account in respect of any Delayed Drawdown Collateral Obligation or Revolving Collateral Obligation will be treated as part of the purchase price therefor. The Issuer shall direct the Trustee to make the deposit specified in Section 3.1(xi)(A) to the Revolver Funding Account. Amounts on deposit in the Revolver Funding Account will be invested in overnight funds that are Eligible Investments selected by the Collateral Manager pursuant to Section 10.4 and earnings from all such investments will be deposited in the Interest Collection Subaccount as Interest Proceeds.

The Issuer shall at all times maintain sufficient funds on deposit in the Revolver Funding Account such that the sum of the amount of funds on deposit in the Revolver Funding Account shall be equal to or greater than the sum of the unfunded funding obligations under all such Delayed Drawdown Collateral Obligations and Revolving Collateral Obligations then included in the Assets. Funds shall be deposited in the Revolver Funding Account upon the purchase of any Delayed Drawdown Collateral Obligation or Revolving Collateral Obligation and upon the receipt by the Issuer of any Principal Proceeds with respect to a Revolving Collateral Obligation as directed by the Collateral Manager on behalf of the Issuer. In the event of any shortfall in the Revolver Funding Account, the Collateral Manager (on behalf of the Issuer) may direct the Trustee to, and the Trustee thereafter shall, transfer funds in an amount equal to such shortfall from the Principal Collection Subaccount to the Revolver Funding Account.

Any funds in the Revolver Funding Account (other than earnings from Eligible Investments therein) will be available solely to cover any drawdowns on the Delayed Drawdown Collateral Obligations and Revolving Collateral Obligations; provided that, any excess of (A) the amounts on deposit in the Revolver Funding Account over (B) the sum of the unfunded funding obligations under all Delayed Drawdown Collateral Obligations and Revolving Collateral Obligations that are included in the Assets may be transferred by the Trustee (at the written direction of the Collateral Manager on behalf of the Issuer) from time to time as Principal Proceeds to the Principal Collection Subaccount.

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Section 10.4 Reinvestment of Funds in Accounts; Reports by Trustee. (a) By Issuer Order (which may be in the form of standing instructions), the Issuer (or the Collateral Manager on behalf of the Issuer) shall at all times direct the Trustee to, and, upon receipt of such Issuer Order, the Trustee shall, invest all funds on deposit in the Collection Account, the Ramp-Up Account, the Revolver Funding Account and the Expense Reserve Account, as so directed in Eligible Investments having stated maturities no later than the Business Day preceding the next Payment Date (or such shorter maturities expressly provided herein). If prior to the occurrence of an Event of Default, the Issuer shall not have given any such investment directions, the Trustee shall invest and reinvest the funds held in such accounts, as fully as practicable, in the Standby Directed Investment. If after the occurrence of an Event of Default, the Issuer shall not have given such investment directions to the Trustee for three consecutive days, the Trustee shall invest and reinvest such Monies as fully as practicable in the Standby Directed Investment unless and until contrary investment instructions from the Issuer (or the Collateral Manager on behalf of the Issuer) are received by the Trustee or the Trustee receives an Issuer Order from the Issuer, or the Collateral Manager on behalf of the Issuer, changing the Standby Directed Investment. Except to the extent expressly provided otherwise herein, all interest and other income from such investments shall be deposited in the Interest Collection Subaccount, any gain realized from such investments shall be credited to the Principal Collection Subaccount upon receipt, and any loss resulting from such investments shall be charged to the Principal Collection Subaccount. The Trustee shall not in any way be held liable by reason of any insufficiency of such accounts which results from any loss relating to any such investment, provided that, nothing herein shall relieve the Bank or its Affiliate of (i) its obligations or liabilities under any security or obligation issued by the Bank or any Affiliate thereof or (ii) liability for any loss resulting from gross negligence, willful misconduct or fraud on the part of the Bank or any Affiliate thereof.

(b) The Trustee agrees to give the Issuer immediate notice if any Account or any funds on deposit in any Account, or otherwise to the credit of an Account, shall become subject to any writ, order, judgment, warrant of attachment, execution or similar process.

(c) The Trustee shall supply, in a timely fashion, to the Issuer (and the Issuer shall supply to each Rating Agency) and the Collateral Manager any information regularly maintained by the Trustee that the Issuer, the Rating Agencies or the Collateral Manager may from time to time reasonably request with respect to the Assets, the Accounts and the other Assets and provide any other requested information reasonably available to the Trustee by reason of its acting as Trustee hereunder and required to be provided by Section 10.5 or to permit the Collateral Manager to perform its obligations under the Collateral Management Agreement or the Issuer’s obligations hereunder that have been delegated to the Collateral Manager. The Trustee shall promptly forward to the Collateral Manager copies of notices and other writings received by it from the issuer of any Collateral Obligation or from any Clearing Agency with respect to any Collateral Obligation which notices or writings advise the holders of such Collateral Obligation of any rights that the holders might have with respect thereto (including, without limitation, requests to vote with respect to amendments or waivers and notices of prepayments and redemptions) as well as all periodic financial reports received from such issuer and Clearing Agencies with respect to such issuer.

(d) As promptly as possible following the delivery of each Monthly Report and Distribution Report to the Trustee pursuant to Section 10.5(a) or (b), as applicable, the Collateral Manager on behalf of the Issuer shall cause a copy of such report (or portions thereof) to be delivered to Intex Solutions, Inc., Bloomberg L.P., Octaura Holdings LLC or any other valuation provider deemed necessary by the Collateral Manager.

Section 10.5 Accountings. (a) Monthly. Not later than the 15th day (or, if such day is not a Business Day, on the next succeeding Business Day) of each calendar month (other than any month in which a Payment Date occurs) and commencing no later than the earlier of either December 2025 or one month after the Effective Date (such date, the “Monthly Report Commencement Date”), the Issuer shall compile and make available (or cause to be compiled and made available) to each Rating Agency, the Trustee, the Collateral Manager, the Placement Agents and, upon written request therefor, any Holder and, upon written notice to the Trustee in the form of Exhibit C, any beneficial owner of a Note, a monthly report on a trade date basis (each such report a “Monthly Report”). As used herein, the “Monthly Report Determination Date” with respect to any calendar month after the Closing Date will be the fifth Business Day prior to the 15th day of such calendar month. The Monthly Report for a calendar month shall contain the following information with respect to the Collateral Obligations and Eligible Investments included in the Assets, and shall be determined as of the Monthly Report Determination Date for such calendar month ; provided that, with respect to (x) any Monthly Report provided by the Issuer prior to the Monthly Report Commencement Date and (y) at any time that there are no Secured Notes Outstanding, the Monthly Report shall contain such information as the Collateral Manager on behalf of the Issuer determines in its discretion shall be included in such Monthly Report, if any; provided that, such information is reasonably available to the Collateral Administrator or the Trustee, as determined by the Collateral Administrator or the Trustee in its sole discretion:

(i) The Aggregate Principal Balance of Collateral Obligations and Eligible Investments representing Principal Proceeds;

(ii) The Collateral Principal Amount of Collateral Obligations;

(iii) A list of Collateral Obligations, including, with respect to each such Collateral Obligation, the following information:

(A) The Obligor thereon (including the issuer ticker, if any);

(B) The CUSIP or security identifier thereof;

(C) The Principal Balance thereof (other than any accrued interest that was purchased with Principal Proceeds (but excluding any capitalized interest));

(D) The percentage of the aggregate Collateral Principal Amount represented by such Collateral Obligation;

(E) (x) The related interest rate or spread (in the case of a Benchmark Floor Obligation, calculated both with and without regard to the applicable specified “floor” rate per annum) and (y) the identity of any Collateral Obligation that is not a Benchmark Floor Obligation and for which interest is calculated with respect to an index other than the then current Benchmark;

(F) The stated maturity thereof;

(G) The related Moody’s Industry Classification;

(H) The related S&P Industry Classification;

(I) The Moody’s Rating, unless such rating is based on a credit estimate unpublished by Moody’s;

(J) The Moody’s Default Probability Rating;

(K) The Market Value;

(L) (1) The S&P Rating, unless such rating is based on a credit estimate or is a private or confidential rating from S&P;

(M) The country of Domicile;

(N) An indication as to whether each such Collateral Obligation is (1) a Senior Secured Loan, (2) a Defaulted Obligation, (3) a Delayed Drawdown Collateral Obligation, (4) a Revolving Collateral Obligation, (5) a Participation Interest (indicating the related Selling Institution and its ratings by each Rating Agency), (6) a Deferrable Obligation, (7) a Second Lien Loan, (8) an Unsecured Loan, (9) a Fixed Rate Obligation, (10) a Current Pay Obligation, (11) a DIP Collateral Obligation, (12) a Discount Obligation, (13) a Cov-Lite Loan, (14) a Bridge Loan, (15) a Swapped Non-Discount Obligation, (16) a First-Lien Last-Out Loan, (17) a Partial Deferrable Obligation, (18) a Purchased Defaulted Obligation, (19) a Closing Date Participation that has not been elevated to assignment, (20) a Senior Secured Note, (21) a Senior Secured Bond, (22) a High Yield Bond or (23) a Cov-Lite Loan (without giving effect to the proviso set forth in the definition thereof);

(O) The Moody’s Recovery Rate and the S&P Recovery Rate;

(P) Whether the information relating to such Collateral Obligation is given on a settlement basis or a trade date basis;

(Q) Whether any Trading Plans have been entered into and, if so, (x) the identity of any Collateral Obligations acquired or disposed of in connection therewith and (y) whether any such Trading Plan failed to be executed;

(R) [Reserved]; and

(S) With respect to each Collateral Obligation that is a Swapped Non-Discount Obligation,

(I) the identity of the Collateral Obligation (including whether such Collateral Obligation was classified as a Discount Obligation at the time of its original purchase) the proceeds of whose sale are used to purchase the purchased Collateral Obligation;

(II) the purchase price (as a percentage of par) of the purchased Collateral Obligation and the sale price (as a percentage of par) of the Collateral Obligation the proceeds of whose sale are used to purchase the purchased Collateral Obligation; and

(III) the Moody’s Default Probability Rating and the S&P Rating assigned to the purchased Collateral Obligation and the Moody’s Default Probability Rating and the S&P Rating assigned to the Collateral Obligation the proceeds of whose sale are used to purchase the purchased Collateral Obligation; and

(T) With respect to each Collateral Obligation that is an SPE Participation (based on information provided by the Collateral Manager),

(I) the identity of the Collateral Obligation and the Principal Balance thereof;

(II) the related Selling Institution; and

(III) an indication as to whether the SPE Participation has been elevated to assignment.

(iv) The Aggregate Principal Balance of all Swapped Non-Discount Obligations acquired by the Issuer after the Last Closing Event and all relevant calculations contained in the provisos to the definition of “Swapped Non-Discount Obligation.”

(v) Such other information as any Rating Agency or the Collateral Manager may reasonably request.

(vi) If the Monthly Report Determination Date occurs on or after the Effective Date, the Monthly Report for a calendar month shall also include the following information with respect to the Collateral Obligations and Eligible Investments included in the Assets:

(A) For each of the applicable limitations and tests specified in the definitions of Concentration Limitations and Collateral Quality Test, (1) the result (including, during any S&P CDO Formula Election Period, calculation of each of the S&P CDO Monitor Benchmarks), (2) the related minimum or maximum test level (including any Moody’s Weighted Average Recovery Adjustment, if applicable, indicating to which test such Moody’s Weighted Average Recovery Adjustment was allocated) and (3) a determination as to whether such result satisfies the related test.

(B) A schedule showing for each of the following the beginning Balance, the amount of Interest Proceeds received from the date of determination of the immediately preceding Monthly Report, and the ending Balance for the current Measurement Date:

(I) Interest Proceeds from Collateral Obligations; and

(II) Interest Proceeds from Eligible Investments.

(C) The Adjusted Collateral Principal Amount of Collateral Obligations;

(D) The Aggregate Principal Balance of all Cov-Lite Loans;

(E) The calculation of each of the following:

(I) After the Initial Interest Coverage Test Date, for each Required Interest Coverage Ratio the corresponding Interest Coverage Ratio and the percentage required to satisfy each Interest Coverage Test; and

(II) Each Overcollateralization Ratio (and setting forth the percentage required to satisfy each Overcollateralization Ratio Test).

(F) The calculation specified in Section 5.1(g).

(G) For each Account, a schedule showing the beginning balance, each credit or debit specifying the nature, source and amount, and the ending balance.

(H) Purchases, prepayments, and sales:

(I) The identity, Principal Balance (other than any accrued interest that was purchased with Principal Proceeds (but excluding any capitalized interest)), Principal Proceeds and Interest Proceeds received, and date for (X) each Collateral Obligation that was released for sale or disposition pursuant to Section 12.1 since the last Monthly Report Determination Date and (Y) for each prepayment or redemption of a Collateral Obligation, and in the case of (X), whether such Collateral Obligation was a Credit Risk Obligation or a Credit Improved Obligation, whether the sale of such Collateral Obligation was a discretionary sale;

(II) The identity, Principal Balance (other than any accrued interest that was purchased with Principal Proceeds (but excluding any capitalized interest)), and Principal Proceeds and Interest Proceeds expended to acquire each Collateral Obligation acquired pursuant to Section 12.2 since the last Monthly Report Determination Date;

(III) The identity of each Collateral Obligation with respect to which a trade date (but not a settlement date) has occurred, and a statement whether such trade relates to the acquisition or disposition of such Collateral Obligation; and

(IV) If the Monthly Report Determination Date occurs after the Reinvestment Period, on a dedicated page in the Monthly Report, the calculations and results of the comparison specified in Section 12.2(a)(ii)(B).

(I) The identity of each (i) Defaulted Obligation, the S&P Collateral Value, the Moody’s Collateral Value and the Market Value of each such Defaulted Obligation and date of default thereof and (ii) EC Ineligible Asset and Equity Security acquired by the Issuer pursuant to Section 10.2(h).

(J) The identity of each CCC Collateral Obligation and the Market Value of each such Collateral Obligation.

(K) The identity of each Deferring Obligation, the Moody’s Collateral Value, S&P Collateral Value and the Market Value of each Deferring Obligation, and the date on which interest was last paid in full in Cash thereon.

(L) The identity of each Current Pay Obligation, the Market Value of each such Current Pay Obligation, and the percentage of the Collateral Principal Amount comprised of Current Pay Obligations.

(M) The identity of any Transaction (as defined in the Collateral Management Agreement) between the Issuer, on one hand, and the Collateral Manager or any of its Affiliates, on the other hand.

(N) The Weighted Average Moody’s Rating Factor and the Adjusted Weighted Average Moody’s Rating Factor.

(O) Whether the stated maturity of each Substitute Obligation is the same as or earlier than the latest stated maturity of the Collateral Obligation that produced the Post-Reinvestment Principal Proceeds.

(P) The identity of each Collateral Obligation with a Moody’s Rating derived from an S&P Rating as provided in clauses (b)(1) or (2) of the definition of the term “Moody’s Derived Rating.”

(Q) The Aggregate Excess Funded Spread.

(R) Solely to the extent such values are different from those provided pursuant to Section 10.5(a)(vi)(A), for the limitations and tests specified in the definition of Weighted Average Life, (1) the result, (2) the related minimum or maximum test level and (3) a determination as to whether such result satisfies the related test.

(S) Any “Affiliate Transaction” (as such term is defined in the Collateral Management Agreement) that has occurred since the date of the last Monthly Report.

(T) The amount of any Third Party Credit Exposure with a CLO counterparty.

(vii) If the Monthly Report Determination Date occurs on or after the date of a transfer of amounts from the Ramp-Up Account into the Interest Collection Subaccount as Interest Proceeds pursuant to Section 10.3(c), the Monthly Report for a calendar month shall also contain the calculations and results of the comparison specified in clause (c) of the definition of “Effective Date Interest Deposit Restriction.”

(viii) An indication of whether a Permitted RIC Distribution has occurred since the previous Monthly Report Determination Date, and if such a Permitted RIC Distribution has occurred, the aggregate amount of such distribution.

Upon receipt of each Monthly Report, the Trustee shall (a) if the relevant Monthly Report Determination Date occurred prior to the last day of the Reinvestment Period, notify the Issuer (who shall notify S&P) if such Monthly Report indicates that the S&P CDO Monitor Test has not been satisfied as of the relevant Measurement Date and (b) compare the information contained in such Monthly Report to the information contained in its records with respect to the Assets and shall, within three Business Days after receipt of such Monthly Report, notify the Issuer (and the Issuer shall notify each Rating Agency), the Collateral Administrator and the Collateral Manager if the information contained in the Monthly Report does not conform to the information maintained by the Trustee with respect to the Assets. If any discrepancy exists, the Collateral Administrator and the Issuer, or the Collateral Manager on behalf of the Issuer, shall attempt to resolve the discrepancy. If such discrepancy cannot be promptly resolved, the Trustee shall within five Business Days notify the Collateral Manager who shall, on behalf of the Issuer, request that the Independent certified public accountants appointed by the Issuer pursuant to Section 10.7 review such Monthly Report and the Trustee’s records to determine the cause of such discrepancy. If such review reveals an error in the Monthly Report or the Trustee’s records, the Monthly Report or the Trustee’s records shall be revised accordingly and, as so revised, shall be utilized in making all calculations pursuant to this Indenture and notice of any error in the Monthly Report shall be sent as soon as practicable by the Issuer to all recipients of such report which may be accomplished by making a notation of such error in the subsequent Monthly Report.

(b) Payment Date Accounting. The Issuer shall render an accounting (each a “Distribution Report”), determined as of the close of business on each Determination Date preceding a Payment Date, and shall make available such Distribution Report to the Trustee, the Collateral Manager, each Rating Agency, the Placement Agents and, upon written request therefor, any Holder and, upon written notice to the Trustee in the form of Exhibit C, any beneficial owner of a Note not later than the Business Day preceding the related Payment Date. The Distribution Report shall contain the following information:

(i) the information required to be in the Monthly Report pursuant to Section 10.5(a);

(ii) (a) the Aggregate Outstanding Amount of the Secured Notes of each Class at the beginning of the Interest Accrual Period and such amount as a percentage of the original Aggregate Outstanding Amount of the Secured Notes of such Class, (b) the amount of principal payments to be made on the Secured Notes of each Class on the next Payment Date, the amount of any Deferred Interest on the Deferrable Notes and the Aggregate Outstanding Amount of the Secured Notes of each Class after giving effect to the principal payments, if any, on the next Payment Date and such amount as a percentage of the original Aggregate Outstanding Amount of the Secured Notes of such Class and (c) the Aggregate Outstanding Amount of the Subordinated Notes at the beginning of the Interest Accrual Period and such amount as a percentage of the original Aggregate Outstanding Amount of the Subordinated Notes, the amount of payments to be made on the Subordinated Notes on the next Payment Date, and the Aggregate Outstanding Amount of the Subordinated Notes after giving effect to such payments, if any, on the next Payment Date and such amount as a percentage of the original Aggregate Outstanding Amount of the Subordinated Notes;

(iii) the Interest Rate and accrued interest for each applicable Class of Secured Notes for such Payment Date;

(iv) the amounts payable pursuant to each clause of Section 11.1(a)(i) and each clause of Section 11.1(a)(ii) or each clause of Section 11.1(a)(iii), as applicable, on the related Payment Date;

(v) for the Collection Account:

(A) the Balance on deposit in the Collection Account at the end of the related Collection Period (or, with respect to the Interest Collection Subaccount, the next Business Day);

(B) the amounts payable from the Collection Account to the Payment Account, in order to make payments pursuant to Section 11.1(a)(i), Section 11.1(a)(ii) and Section 11.1(a)(iii) on the next Payment Date (net of amounts which the Collateral Manager intends to re-invest in additional Collateral Obligations pursuant to Article XII); and

(C) the Balance remaining in the Collection Account immediately after all payments and deposits to be made on such Payment Date; and

(vi) such other information as the Collateral Manager may reasonably request.

Each Distribution Report shall constitute instructions to the Trustee to withdraw funds from the Payment Account and pay or transfer such amounts set forth in such Distribution Report in the manner specified and in accordance with the priorities established in Section 11.1 and Article XIII.

(c) Interest Rate Notice. The Trustee shall include in the Monthly Report a notice setting forth the Interest Rate for each Class of Secured Notes for the Interest Accrual Period preceding the next Payment Date.

(d) Failure to Provide Accounting. If the Trustee shall not have received any accounting provided for in this Section 10.5 on the first Business Day after the date on which such accounting is due to the Trustee, the Trustee shall notify the Collateral Manager who shall use all reasonable efforts to obtain such accounting by the applicable Payment Date. To the extent the Collateral Manager is required to provide any information or reports pursuant to this Section 10.5 as a result of the failure of the Issuer to provide such information or reports, the Collateral Manager shall be entitled to retain an Independent certified public accountant in connection therewith and the reasonable costs incurred by the Collateral Manager for such Independent certified public accountant shall be paid by the Issuer.

(e) Required Content of Certain Reports. Each Monthly Report and each Distribution Report sent to any Holder or beneficial owner of an interest in a Note shall contain, or be accompanied by, the following notices:

The Notes may be beneficially owned only by Persons that (i) (1) are not U.S. persons (within the meaning of Regulation S under the United States Securities Act of 1933, as amended) and are purchasing their beneficial interest in an offshore transaction in compliance with Regulation S or (2) are Qualified Institutional Buyers (or, solely in the case of the Notes issued in the form of Certificated Notes, IAIs) and, in each case, Qualified Purchasers (or corporations, partnerships, limited liability companies or other entities (other than trusts) each shareholder, partner, member or other equity owner of which is either a Qualified Purchaser) and (ii) in the case of clause (i), can make the representations set forth in Section 2.5 or the appropriate Exhibit to this Indenture. The Issuer has the right to compel any beneficial owner that does not meet the qualifications set forth in clause (i) in the preceding sentence to sell its interest in such Notes, or may sell such interest on behalf of such owner, pursuant to Section 2.11.

Each holder receiving this report agrees to keep all non-public information herein confidential and not to use such information for any purpose other than its evaluation of its investment in the Notes; provided that, any holder may provide such information on a confidential basis to any prospective purchaser of such holder’s Notes that is permitted by the terms of this Indenture to acquire such holder’s Notes and that agrees to keep such information confidential in accordance with the terms of this Indenture.

(f) Initial Purchaser and Co-Placement Agent Information. The Issuer, the Initial Purchaser, the Co-Placement Agent or any successor to the Initial Purchaser or the Co-Placement Agent may (if any such Person so elects in its sole discretion) post the information contained in a Monthly Report or Distribution Report to a password-protected internet site accessible only to the Holders and beneficial owners of the Notes and to the Collateral Manager.

(g) Distribution of Reports. The Trustee will make the Monthly Report and the Distribution Report available to the Persons entitled to receive them pursuant to this Indenture via the Trustee Website. The Trustee shall also, as soon as reasonably practicable, separately make available to such Persons via the Trustee Website written notification of the execution of any Trading Plan. The Trustee shall notify S&P via electronic mail to CDO_Surveillance@spglobal.com promptly upon a Monthly Report or a Distribution Report being made available via the Trustee Website. The Trustee may change the way such statements are distributed. As a condition to access to the Trustee Website, the Trustee may require registration and the acceptance of a disclaimer. The Trustee shall be entitled to rely on but shall not be responsible for the content or accuracy of any information provided in the Monthly Report and the Distribution Report which the Trustee disseminates in accordance with this Indenture and may affix thereto any disclaimer it deems appropriate in its reasonable discretion.

(h) Issuer Responsibility for Information. In preparing and furnishing (or causing to be prepared and furnished) the Monthly Reports and the Distribution Reports, the Issuer will rely conclusively on the accuracy and completeness of the information or data regarding the Collateral Obligations that has been provided to it by the Collateral Administrator (which will rely, in turn on certain information provided to it by the Collateral Manager), and, except as otherwise expressly required by this Indenture, the Issuer will not verify, recompute, reconcile or recalculate any such information or data.

Section 10.6 Release of Collateral. (a) Subject to Article XII, the Issuer may, by Issuer Order executed by an Authorized Officer of the Collateral Manager, delivered to the Trustee at least one Business Day prior to the settlement date for any sale of an Asset certifying that the sale of such Asset is being made in accordance with Section 12.1 and such sale complies with all applicable requirements of Section 12.1 (which certification shall be deemed to be made upon delivery of such Issuer Order or a trade ticket with respect to such sale) (provided that, if an Event of Default has occurred and is continuing, neither the Issuer nor the Collateral Manager (on behalf of the Issuer) may direct the Trustee to release or cause to be released such Asset from the lien of this Indenture pursuant to a sale under Section 12.1(e) or Section 12.1(g)), direct the Trustee to release or cause to be released such Asset from the lien of this Indenture and, upon receipt of such Issuer Order, the Trustee shall deliver any such Asset, if in physical form, duly endorsed to the broker or purchaser designated in such Issuer Order or, if such Asset is a Clearing Corporation Security, cause an appropriate transfer thereof to be made, in each case against receipt of the sales price therefor as specified by the Collateral Manager in such Issuer Order; provided that, the Trustee may deliver any such Asset in physical form for examination in accordance with street delivery custom.

(b) Subject to the terms of this Indenture, the Trustee shall upon an Issuer Order (i) (A) deliver any Asset, and release or cause to be released such Asset from the lien of this Indenture, which is set for any mandatory call or redemption or payment in full to the appropriate paying agent on or before the date set for such call, redemption or payment, in each case against receipt of the call or redemption price or payment in full thereof and (B) provide notice thereof to the Collateral Manager, and (ii) deliver any Asset, and release, or cause to be released, such Asset from the lien of this Indenture, to be sold in connection with a redemption pursuant to Sections 9.2 or 9.3 (and Sections 12.1(e) or (f)), as applicable, accompanied by instruction from the Collateral Manager to the effect that such release and delivery is in connection with a sale of such Asset to fund a redemption pursuant to Sections 9.2 or 9.3, and shall apply the Sale Proceeds as provided in this Indenture.

(c) Upon receiving actual notice of any Offer or any request for a waiver, consent, amendment or other modification or action with respect to any Asset, the Trustee on behalf of the Issuer shall notify the Collateral Manager of any Asset that is subject to a tender offer, voluntary redemption, exchange offer, conversion or other similar action (an “Offer”) or such request. Unless the Notes have been accelerated following an Event of Default, the Collateral Manager may direct (x) the Trustee to accept or participate in or decline or refuse to participate in such Offer and, in the case of acceptance or participation, to release from the lien of this Indenture such Asset in accordance with the terms of the Offer against receipt of payment or exchange therefor, or (y) the Issuer or the Trustee to agree to or otherwise act with respect to such consent, waiver, amendment, modification or action; provided that, in the absence of any such direction, the Trustee shall not respond or react to such Offer or request.

(d) As provided in Section 10.2(a), the Trustee shall deposit any net Cash proceeds received by it from the disposition of an Asset in the applicable subaccount of the Collection Account, unless simultaneously reinvested as permitted under and in accordance with the requirements of this Article X and Article XII.

(e) The Trustee shall, upon receipt of an Issuer Order at such time as there are no Secured Notes Outstanding and all obligations of the Issuer to the Secured Parties have been satisfied, release any remaining Assets from the lien of this Indenture.

(f) Any security, Collateral Obligation or amounts that are released pursuant to Section 10.6(a), (b) or (c) shall be released from the lien of this Indenture.

(g) Any amounts paid from the Payment Account to the Holders of the Subordinated Notes in accordance with the Priority of Payments (other than Contributions reinvested by Contributors) shall be released from the lien of this Indenture.

Section 10.7 Reports by Independent Accountants. (a) On the Closing Date, the Issuer shall appoint one or more firms of Independent certified public accountants of recognized international reputation for purposes of reviewing and delivering the reports or certificates of such accountants required by this Indenture, which may be the firm of Independent certified public accountants that performs accounting services for the Issuer or the Collateral Manager. The Issuer may remove any firm of Independent certified public accountants at any time without the consent of any Holder or beneficial owner of Notes. Upon any resignation by such firm or removal of such firm by the Issuer, the Issuer (or the Collateral Manager on behalf of the Issuer) shall promptly appoint by Issuer Order delivered to the Trustee and each Rating Agency a successor thereto that shall also be a firm of Independent certified public accountants of recognized international reputation, which may be a firm of Independent certified public accountants that performs accounting services for the Issuer or the Collateral Manager. If the Issuer shall fail to appoint a successor to a firm of Independent certified public accountants which has resigned within 30 days after such resignation, the Issuer shall promptly notify the Trustee of such failure in writing. If the Issuer shall not have appointed a successor within 10 days thereafter, the Trustee shall promptly notify the Collateral Manager, who shall appoint a successor firm of Independent certified public accountants of recognized international reputation. The fees of such Independent certified public accountants and its successor shall be payable by the Issuer. In the event such firm requires the Trustee or the Collateral Administrator to agree to the procedures performed by such firm by executing an acknowledgement letter (with respect to any of the reports, statements or certificates of such accountants required or contemplated by this Indenture), the Issuer hereby directs the Trustee and the Collateral Administrator to so agree to the terms and conditions requested by such accountants as a condition to receiving documentation required by this Indenture; it being understood and agreed that the Trustee and the Collateral Administrator will deliver such letter of agreement in conclusive reliance on the foregoing direction of the Issuer, and the Trustee shall make no inquiry or investigation as to, and shall have no obligation in respect of, the sufficiency, validity or correctness of such procedures.

The Trustee may require the delivery of an Issuer Order directing the execution of any such agreement or other acknowledgment required for the delivery of any report, statement or certificate of such accountants to the Trustee, and the Trustee shall be authorized, without liability on its part, to execute and deliver any such agreement or acknowledgment, which acknowledgment or agreement may include, among other things, (i) notwithstanding the foregoing, agreement, or acknowledgment that the Issuer has agreed, that the procedures performed by the accountants are sufficient for relevant purposes, (ii) releases by the Trustee (on behalf of itself and/or the Holders) of claims against the accountants and acknowledgment of any other limitations of liability in favor of the accountants and (iii) restrictions or prohibitions on the disclosure of any such reports, statements or certificates, or other information or documents to be provided to it by such firm of accountants, to other Persons (including to the Holders).

(b) At least once annually, and commencing in the year following the Closing Date, the Issuer shall cause to be delivered to the Trustee (upon execution of an acknowledgment letter) and the Collateral Manager an agreed-upon procedures report from a firm of Independent certified public accountants for each Distribution Report received since the last statement (i) indicating that the selected calculations within those Distribution Reports have been performed in accordance with the applicable provisions of this Indenture and (ii) listing the Aggregate Principal Balance of the Assets and the Aggregate Principal Balance of the Collateral Obligations securing the Secured Notes as of the immediately preceding Determination Dates; provided that, in the event of a conflict between such firm of Independent certified public accountants and the Issuer with respect to any matter in this Section 10.7, the determination by such firm of Independent certified public accountants shall be conclusive. To the extent a beneficial owner or Holder of a Note requests the yield to maturity in respect of the relevant Note in order to determine any “original issue discount” in respect thereof, the Issuer shall request that the firm of Independent certified public accountants appointed by the Issuer calculate such yield to maturity. The Trustee shall have no responsibility to calculate the yield to maturity nor to verify the accuracy of such Independent certified public accountants’ calculation. If the firm of Independent certified public accountants fails to calculate such yield to maturity, the Trustee shall have no responsibility to provide such information to the beneficial owner or Holder of a Note.

(c) Upon the written request of the Trustee or any Holder of a Subordinated Note, the Issuer will direct the firm of Independent certified public accountants appointed pursuant to Section 10.7(a) to provide any Holder of Subordinated Notes with all of the information required to be provided by the Issuer pursuant to Section 7.17 or assist the Issuer in the preparation thereof.

Section 10.8 Reports to Rating Agencies and Additional Recipients. (a) In addition to the information and reports specifically required to be provided to each Rating Agency pursuant to the terms of this Indenture, the Issuer shall provide the Collateral Manager and, so long as there are any Secured Notes Outstanding, each Rating Agency with all information or reports delivered to the Trustee hereunder and the Trustee shall provide all such information delivered to it hereunder to the Placement Agents upon such Person’s written request, and, subject to Section 14.3(c), so long as there are any Secured Notes Outstanding, such additional information as any Rating Agency may from time to time reasonably request (including notification to S&P and Moody’s of any modification of any loan document relating to a DIP Collateral Obligation or any release of collateral thereunder not permitted by such loan documentation and notification to S&P of any Specified Event of which the Issuer has knowledge, which notice to S&P shall include a copy of any such amendment related to a Specified Event and a brief summary of its purpose, as applicable); provided that, reports or statements of the Issuer’s Independent certified public accountants shall not be provided to any Rating Agency (except as otherwise set forth in Section 7.18(c) as may be required by any applicable law or by any regulatory or governmental authority).

(b) Without limitation to any other provision of this Indenture, the Trustee shall deliver to the Collateral Manager, any Holder of Notes or any Person that has certified to the Trustee in a writing substantially in the form of Exhibit C to this Indenture that it is the owner of a beneficial interest in a Global Note (including any documentation that the Trustee may request in order to verify ownership), any information or notice provided or listed on the Register and requested to be so delivered by the Collateral Manager, such Holder or such Person that has made such certification that is reasonably available to the Trustee. All related costs will be borne by the Issuer as Administrative Expenses. In addition, the Trustee shall provide to the Collateral Manager written notice of any such request (and certification, if applicable) by a Holder or beneficial owner and the information provided by the Trustee to such Holder or beneficial owner. In lieu of the foregoing, any information or notice may be posted to the Trustee Website.

Section 10.9 Procedures Relating to the Establishment of Accounts Controlled by the Trustee. (a) Notwithstanding anything else contained herein, the Trustee agrees that with respect to each of the Accounts, it will direct each Securities Intermediary establishing such accounts to enter into a securities account control agreement and, if the Securities Intermediary is the Bank, shall cause the Bank to comply with the provisions of such securities account control agreement. The Trustee shall have the right to open such subaccounts of any such account as it deems necessary or appropriate for convenience of administration.

Section 10.10 Investment Company Act Procedures. For so long as any Notes are Outstanding, the Issuer shall do the following:

(a) Notification. Each Monthly Report sent or caused to be sent by the Issuer to the Holders will include a notice to the following effect:

“The Investment Company Act of 1940, as amended (the “1940 Act”), requires that all holders of the outstanding securities of the Issuer that are U.S. persons (as defined in Regulation S) be “Qualified Purchasers” (“Qualified Purchasers”) as defined in Section 2(a)(51)(A) of the 1940 Act and related rules. Under the rules, the Issuer must have a “reasonable belief” that all holders of its outstanding securities that are “U.S. persons” (as defined in Regulation S), including transferees, are Qualified Purchasers or entities owned exclusively by Qualified Purchasers. Consequently, all sales and resales of the Notes in the United States or to “U.S. persons” (as defined in Regulation S) must be made solely to purchasers that are Qualified Purchasers or entities owned exclusively by Qualified Purchasers. Each purchaser of a Note in the United States who is a “U.S. person” (as defined in Regulation S) (such Note, a “Restricted Security”) will be deemed (or required, as the case may be) to represent at the time of purchase that: (i) the purchaser is a Qualified Purchaser or an entity owned exclusively by Qualified Purchasers who is also a qualified institutional buyer as defined in Rule 144A under the Securities Act (“QIB”) (or, solely in the case of Notes issued in the form of Certificated Notes, a Person that is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act or any entity in which all of the equity owners come within such paragraphs (an “IAI”)); (ii) the purchaser is acting for its own account or the account of another Qualified Purchaser and QIB (or an IAI, to the extent set forth above); (iii) the purchaser is not formed for the purpose of investing in the Issuer; (iv) the purchaser, and each account for which it is purchasing, will hold and transfer at least the Minimum Denominations specified herein; (v) the purchaser understands that the Issuer may receive a list of participants holding positions in securities from one or more book-entry depositories; and (vi) the purchaser will provide written notice of the foregoing, and of any applicable restrictions on transfer, to any subsequent transferees. The Restricted Securities may only be transferred to transferee who is a both (I) a (x) Qualified Purchaser or (y) entity owned exclusively by Qualified Purchasers and (II) a QIB and all subsequent transferees are deemed to have made representations (i) through (vi) above.

The Issuer directs that the recipient of this notice, and any recipient of a copy of this notice, provide a copy to any Person having an interest in this Note as indicated on the books of DTC or on the books of a participant in DTC or on the books of an indirect participant for which such participant in DTC acts as agent.

If, notwithstanding the restrictions on transfer contained therein, the Issuer determines that any “U.S. person” (as defined in Regulation S) who is a Holder or beneficial owner of an interest in a Restricted Security is determined not to have been a Qualified Purchaser at the time of acquisition of such Restricted Security or beneficial interest therein, the Issuer may require, by notice to such Holder or beneficial owner, that such Holder or beneficial owner sell all of its right, title and interest to such Restricted Security (or any interest therein) to a Person that is either (A) not a “U.S. person” (as defined in Regulation S) or (B) both (x) a (I) Qualified Purchaser or (II) entity owned exclusively by Qualified Purchasers and (y) a QIB, with such sale to be effected within 30 days after notice of such sale requirement is given. If such Holder or beneficial owner fails to effect the transfer required within such 30-day period, (i) the Issuer (or the Collateral Manager acting on behalf of the Issuer), without further notice to such Holder or beneficial owner, shall and is hereby irrevocably authorized by such Holder or beneficial owner, to cause its Restricted Security or beneficial interest therein to be transferred in a commercially reasonable sale (conducted by the Collateral Manager in accordance with Article 9 of the UCC as in effect in the State of New York as applied to securities that are sold on a recognized market or that may decline speedily in value) to a Person that certifies to the Trustee, the Issuer and the Collateral Manager, in connection with such transfer, that such Person meets the qualifications set forth in clauses (A) or (B) above and pending such transfer, no further payments will be made in respect of such Restricted Security or beneficial interest therein held by such Holder or beneficial owner.”

(b) DTC Actions. The Issuer will direct DTC to take the following steps in connection with the Global Notes:

(i) The Issuer will direct DTC to include the marker “3c7” in the DTC 20-character security descriptor and the 48-character additional descriptor for the Global Notes in order to indicate that sales are limited to Qualified Purchasers.

(ii) The Issuer will direct DTC to cause each physical deliver order ticket that is delivered by DTC to purchasers to contain the 20-character security descriptor. The Issuer will direct DTC to cause each deliver order ticket that is delivered by DTC to purchasers in electronic form to contain a “3c7” indicator and a related user manual for participants. Such user manual will contain a description of the relevant restrictions imposed by Section 3(c)(7).

(iii) On or prior to the Closing Date, the Issuer will instruct DTC to send a Section 3(c)(7) Notice to all DTC participants in connection with the offering of the Global Notes.

(iv) In addition to the obligations of the Registrar set forth in Section 2.5, the Issuer will from time to time (upon the request of the Trustee) make a request to DTC to deliver to the Issuer a list of all DTC participants holding an interest in the Global Notes.

(v) The Issuer will cause each CUSIP number obtained for a Global Note to have a fixed field containing “3c7” and “144A” indicators, as applicable, attached to such CUSIP number.

(c) Bloomberg Screens, etc. The Issuer will from time to time request all third-party vendors to include on screens maintained by such vendors appropriate legends regarding Rule 144A and Section 3(c)(7) under the Investment Company Act restrictions on the Global Notes. Without limiting the foregoing, the Issuer will request that each third-party vendor include the following legends on each screen containing information about the Notes:

(i) Bloomberg.

(1) “Iss’d Under 144A/3c7”, to be stated in the “Note Box” on the bottom of the “Security Display” page describing the Global Notes;

(2) a flashing red indicator stating “See Other Available Information” located on the “Security Display” page;

(3) a link to an “Additional Security Information” page on such indicator stating that the Global Notes are being offered in reliance on the exception from registration under Rule 144A under the Securities Act of 1933 to persons that are both (i) “Qualified Institutional Buyers” as defined in Rule 144A under the Securities Act and (ii) “Qualified Purchasers” as defined under Section 2(a)(51) of the Investment Company Act of 1940, as amended; and

(4) a statement on the “Disclaimer” page for the Global Notes that the Global Notes will not be and have not been registered under the Securities Act of 1933, as amended, that the Issuer has not been registered under the Investment Company Act of 1940, as amended, and that the Global Notes may only be offered or sold in accordance with Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(ii) Reuters.

(1) a “144A – 3c7” notation included in the security name field at the top of the Reuters Instrument Code screen;

(2) a <144A3c7Disclaimer> indicator appearing on the right side of the Reuters Instrument Code screen; and

(3) a link from such <144A3c7Disclaimer> indicator to a disclaimer screen containing the following language: “These Notes may be sold or transferred only to Persons who are both (i) Qualified Institutional Buyers, as defined in Rule 144A under the Securities Act, and (ii) “Qualified Purchasers”, as defined under Section 3(c)(7) under the U.S. Investment Company Act of 1940.”

ARTICLE XI

APPLICATION OF MONIES

Section 11.1 Disbursements of Monies from Payment Account. (a) Notwithstanding any other provision in this Indenture, but subject to the other subsections of this Section 11.1 and to Section 10.2(f) and Section 13.1, on each Payment Date and Redemption Date, the Trustee shall disburse amounts transferred from the Collection Account to the Payment Account pursuant to Section 10.2 in accordance with the following priorities (the “Priority of Payments”); provided that, except as provided in Section 11.1(a)(iv), unless an Enforcement Event has occurred and is continuing, (x) amounts transferred from the Interest Collection Subaccount shall be applied solely in accordance with Section 11.1(a)(i) and (y) amounts transferred from the Principal Collection Subaccount shall be applied solely in accordance with Section 11.1(a)(ii).

(i) On each Payment Date, unless an Enforcement Event has occurred and is continuing, Interest Proceeds on deposit in the Collection Account, to the extent received on or before the related Determination Date (or if such Determination Date is not a Business Day, the next succeeding Business Day) and that are transferred into the Payment Account, shall be applied in the following order of priority:

(A) to the payment of (1) first, taxes and governmental fees owing by the Issuer, if any, and (2) second, up to the Administrative Expense Cap, the accrued and unpaid Administrative Expenses, in the priority stated in the definition thereof;

(B) to the payment of any accrued and unpaid Collateral Management Fee due and payable to the Collateral Manager on such Payment Date until such amount has been paid in full; provided that, no Collateral Management Fees previously deferred by the Collateral Manager which the Collateral Manager has elected to receive shall be paid on such Payment Date to the extent that such payment will cause the deferral or non-payment of interest on any Class of Secured Notes;

(C) to the payment of (1) first, any amounts due to a Hedge Counterparty under a Hedge Agreement other than amounts due as a result of the early termination (or partial early termination) of such Hedge Agreement and (2) second, any amounts due to a Hedge Counterparty under a Hedge Agreement pursuant to an early termination (or partial early termination) of such Hedge Agreement as a result of a Priority Termination Event;

(D) to the payment of accrued and unpaid interest on the Class A-1 Notes (including, without limitation, past due interest, if any, and any interest thereon);

(E) to the payment of accrued and unpaid interest on the Class A-2 Notes (including, without limitation, past due interest, if any, and any interest thereon);

(F) if either of the Class A Coverage Tests (except, in the case of the Interest Coverage Test, if such Payment Date is prior to the Initial Interest Coverage Test Date) is not satisfied on the related Determination Date, to make payments in accordance with the Note Payment Sequence to the extent necessary to cause all Class A Coverage Tests that are applicable on such Payment Date to be satisfied on a pro forma basis after giving effect to all payments pursuant to this clause (F);

(G) to the payment of accrued and unpaid interest (excluding Deferred Interest but including interest on Deferred Interest) on the Class B Notes;

(H) if either of the Class B Coverage Tests (except, in the case of the Interest Coverage Test, if such Payment Date is prior to the Initial Interest Coverage Test Date) is not satisfied on the related Determination Date, to make payments in accordance with the Note Payment Sequence to the extent necessary to cause all Class B Coverage Tests that are applicable on such Payment Date to be satisfied on a pro forma basis after giving effect to all payments pursuant to this clause (H);

(I) to the payment of any Deferred Interest on the Class B Notes;

(J) to the payment of accrued and unpaid interest (excluding Deferred Interest but including interest on Deferred Interest) on the Class C Notes;

(K) if either of the Class C Coverage Tests (except, in the case of the Interest Coverage Test, if such Payment Date is prior to the Initial Interest Coverage Test Date) is not satisfied on the related Determination Date, to make payments in accordance with the Note Payment Sequence to the extent necessary to cause all Class C Coverage Tests that are applicable on such Payment Date to be satisfied on a pro forma basis after giving effect to all payments pursuant to this clause (K);

(L) to the payment of any Deferred Interest on the Class C Notes;

(M) [reserved];

(N) if, with respect to any Payment Date following the Effective Date, Effective Date Ratings Confirmation has not been obtained, amounts available for distribution pursuant to this clause (N) shall be used for application in accordance with the Note Payment Sequence on such Payment Date in an amount sufficient to obtain Effective Date Ratings Confirmation;

(O) on any Payment Date following the first Payment Date, to the payment of, at the election of the Collateral Manager, any previously deferred Collateral Management Fee, the deferral of which has been rescinded by the Collateral Manager;

(P) to the payment of (1) first, (in the same manner and order of priority stated therein) any Administrative Expenses not paid pursuant to clause (A)(2) above due to the limitation contained therein and (2) second, any amounts due to any Hedge Counterparty under any Hedge Agreement not otherwise paid pursuant to clause (C) above;

(Q) during the Reinvestment Period, at the direction of the Collateral Manager, to the Supplemental Reserve Account; provided that, the amount deposited into the Supplemental Reserve Account pursuant to this clause (Q) (i) on any Payment Date may not exceed 5% of the then current notional amount of Subordinated Notes Outstanding (or such other amount as agreed to by a Majority of the Subordinated Notes and the Collateral Manager) and (ii) in the aggregate on all Payment Dates may not exceed 25% of the then current notional amount of Subordinated Notes Outstanding (or such other amount as agreed to by a Majority of the Subordinated Notes and the Collateral Manager);

(R) to pay to each Contributor, pro rata based on the aggregate amount of Contribution Repayment Amounts owing and designated to be paid (as notified to the Trustee by the Collateral Manager (in its sole discretion) on or prior to the Determination Date) on such Payment Date, the aggregate amount of such Contribution Repayment Amounts owing and designated to be paid to each such Contributor until all such designated amounts have been paid in full;

(S) if such date is a Redemption Date in connection with a Refinancing of the Secured Notes in full, if directed by the Collateral Manager, remaining amounts to be deposited in the Interest Collection Subaccount or the Principal Collection Subaccount in the amounts directed by the Collateral Manager; and

(T) the remaining Interest Proceeds to the Holders of the Subordinated Notes (other than any amounts designated as a Contribution to the Issuer by Holders of Certificated Subordinated Notes, which amounts shall instead be deposited into the Supplemental Reserve Account).

(ii) On each Payment Date, unless an Enforcement Event has occurred and is continuing, Principal Proceeds on deposit in the Collection Account that are received on or before the related Determination Date (or if such Determination Date is not a Business Day, the next succeeding Business Day) and that are transferred to the Payment Account (which will not include (i) amounts required to meet funding requirements with respect to Delayed Drawdown Collateral Obligations and Revolving Collateral Obligations that are deposited in the Revolver Funding Account, (ii) during the Reinvestment Period, Principal Proceeds that have previously been reinvested in Collateral Obligations or that the Collateral Manager has designated to invest in Collateral Obligations during the next Interest Accrual Period, as applicable, (iii) after the Reinvestment Period, Post-Reinvestment Principal Proceeds that have previously been reinvested in Collateral Obligations, (iv) amounts designated for transfer from the Principal Collection Subaccount into the Interest Collection Subaccount as Interest Proceeds pursuant to Section 10.2(g) or (v) amounts distributed on an Interim Payment Date) shall be applied in the following order of priority; provided that, on any Redemption Date (other than a Partial Redemption Date or a Re-Pricing Date) in connection with a redemption in whole of the Secured Notes, such amounts shall be applied in the order of clause (A), clause (Q) and clauses (T) through (X) of this Section 11.1(a)(ii):

(A) to pay the amounts referred to in clauses (A) through (E) of Section 11.1(a)(i) (and in the same manner and order of priority stated therein), but only to the extent not paid in full thereunder;

(B) to pay the amounts referred to in clause (F) of Section 11.1(a)(i) but only to the extent not paid in full thereunder and to the extent necessary to cause the Class A Coverage Tests that are applicable on such Payment Date to be met as of the related Determination Date on a pro forma basis after giving effect to any payments made through this clause (B);

(C) to pay the amounts referred to in clause (H) of Section 11.1(a)(i) but only to the extent not paid in full thereunder and to the extent necessary to cause the Class B Coverage Tests that are applicable on such Payment Date to be met as of the related Determination Date on a pro forma basis after giving effect to any payments made through this clause (C);

(D) to pay the amounts referred to in clause (K) of Section 11.1(a)(i) but only to the extent not paid in full thereunder and to the extent necessary to cause the Class C Coverage Tests that are applicable on such Payment Date to be met as of the related Determination Date on a pro forma basis after giving effect to any payments made through this clause (D);

(E) if the Class B Notes are or will become the Controlling Class on such Payment Date, to pay the amounts referred to in clause (G) of Section 11.1(a)(i) to the extent not paid in full thereunder, only to the extent that such payment would not cause a Coverage Test failure on a pro forma basis;

(F) if the Class B Notes are or will become the Controlling Class on such Payment Date, to pay the amounts referred to in clause (I) of Section 11.1(a)(i) to the extent not paid in full thereunder, only to the extent that such payment would not cause a Coverage Test failure on a pro forma basis;

(G) if the Class C Notes are or will become the Controlling Class on such Payment Date, to pay the amounts referred to in clause (J) of Section 11.1(a)(i) to the extent not paid in full thereunder, only to the extent that such payment would not cause a Coverage Test failure on a pro forma basis;

(H) if the Class C Notes are or will become the Controlling Class on such Payment Date, to pay the amounts referred to in clause (L) of Section 11.1(a)(i) to the extent not paid in full thereunder, only to the extent that such payment would not cause a Coverage Test failure on a pro forma basis;

(I) with respect to any Payment Date following the Effective Date, if after the application of Interest Proceeds pursuant to clause (N) of Section 11.1(a)(i) Effective Date Ratings Confirmation has not been obtained, amounts available for distribution pursuant to this clause (I) shall be used for application in accordance with the Note Payment Sequence on such Payment Date in an amount sufficient to obtain Effective Date Ratings Confirmation;

(J) (1) if such Payment Date is a Redemption Date (other than a Partial Redemption Date or a Re-Pricing Date), to make payments in accordance with the Note Payment Sequence, and (2) on any other Payment Date, to make payments in the amount of the Special Redemption Amount, if any, at the election of the Collateral Manager, in accordance with the Note Payment Sequence;

(K) (1) during the Reinvestment Period, to the Collection Account as Principal Proceeds to invest in Eligible Investments (at the discretion of the Collateral Manager, pending the purchase of additional Collateral Obligations) and/or to the purchase of additional Collateral Obligations and (2) after the Reinvestment Period, in the case of Post-Reinvestment Principal Proceeds, to the Collection Account as Principal Proceeds to invest in Eligible Investments (at the discretion of the Collateral Manager, pending the purchase of additional Collateral Obligations) and/or to the purchase of additional Collateral Obligations so long as the Collateral Manager reasonably believes that the Issuer will be able to purchase Collateral Obligations in accordance with the Investment Criteria using such proceeds;

(L) after the Reinvestment Period, to make payments in accordance with the Note Payment Sequence;

(M) after the Reinvestment Period, to the payment of amounts referred to in clause (O) of Section 11.1(a)(i), only to the extent not already paid;

(N) after the Reinvestment Period, (1) first, to the payment of amounts referred to in clause (P)(1) of Section 11.1(a)(i), only to the extent not already paid and (2) second, to the payment of amounts referred to in clause (P)(2) of Section 11.1(a)(i), only to the extent not already paid (in the same manner and order of priority stated therein);

(O) to pay to each Contributor, pro rata based on the aggregate amount of Contribution Repayment Amounts owing and designated to be paid (as notified to the Trustee by the Collateral Manager (in its sole discretion) on or prior to the Determination Date) on such Payment Date, the aggregate amount of such Contribution Repayment Amounts owing and designated to be paid to each such Contributor until all such designated amounts have been paid in full;

(P) if such date is a Redemption Date in connection with a Refinancing of the Secured Notes in full, if directed by the Collateral Manager, remaining amounts to be deposited in the Interest Collection Subaccount or the Principal Collection Subaccount in the amounts directed by the Collateral Manager; and

(Q) the remaining Principal Proceeds to the Holders of the Subordinated Notes.

(iii) Notwithstanding the provisions of the foregoing Sections 11.1(a)(i) and 11.1(a)(ii), if acceleration of the maturity of the Secured Notes has occurred following an Event of Default and declaration of such acceleration has not been rescinded (an “Enforcement Event”), pursuant to Section 5.7, on each Payment Date or other dates fixed by the Trustee, all Interest Proceeds and Principal Proceeds will be applied in the following order of priority:

(A) to the payment of (1) first, taxes and governmental fees owing by the Issuer, if any, and (2) second, the accrued and unpaid Administrative Expenses, in the priority stated in the definition thereof, up to the Administrative Expense Cap; provided that, following the commencement of any sales of Assets pursuant to Section 5.5(a), the Administrative Expense Cap shall be disregarded;

(B) to the payment of (1) first, any amounts due to a Hedge Counterparty under a Hedge Agreement other than amounts due as a result of the early termination (or partial early termination) of such Hedge Agreement and (2) second, any amounts due to any Hedge Counterparty under a Hedge Agreement pursuant to an early termination (or partial early termination) of such Hedge Agreement as a result of a Priority Termination Event;

(C) to the payment of any accrued and unpaid Collateral Management Fee due and payable to the Collateral Manager on such Payment Date until such amount has been paid in full;

(D) to the payment of accrued and unpaid interest on the Class A-1 Notes (including any defaulted interest and interest thereon);

(E) to the payment of principal of the Class A-1 Notes, until the Class A-1 Notes have been paid in full;

(F) to the payment of accrued and unpaid interest on the Class A-2 Notes (including any defaulted interest and interest thereon);

(G) to the payment of principal of the Class A-2 Notes, until the Class A-2 Notes have been paid in full;

(H) to the payment of accrued and unpaid interest (excluding Deferred Interest but including interest on Deferred Interest) on the Class B Notes;

(I) to the payment of any Deferred Interest on the Class B Notes;

(J) to the payment of principal of the Class B Notes, until the Class B Notes have been paid in full;

(K) to the payment of accrued and unpaid interest (excluding Deferred Interest but including interest on Deferred Interest) on the Class C Notes;

(L) to the payment of any Deferred Interest on the Class C Notes;

(M) to the payment of principal of the Class C Notes, until the Class C Notes have been paid in full;

(N) to the payment of, at the election of the Collateral Manager, any previously deferred Collateral Management Fee, the deferral of which has been rescinded by the Collateral Manager;

(O) to the payment of (1) first, (in the same manner and order of priority stated therein) any Administrative Expenses not paid pursuant to clause (A)(2) above due to the limitation contained therein and (2) second, any amounts due any Hedge Counterparty under any Hedge Agreement pursuant to an early termination (or partial early termination) of such Hedge Agreement not otherwise paid pursuant to clause (B) above;

(P) to pay to each Contributor, pro rata based on the aggregate amount of Contribution Repayment Amounts owing and designated to be paid (as notified to the Trustee by the Collateral Manager (in its sole discretion) on or prior to the Determination Date) on such Payment Date, the aggregate amount of such Contribution Repayment Amounts owing and designated to be paid to each such Contributor until all such designated amounts have been paid in full; and

(Q) the remaining Interest Proceeds and Principal Proceeds to the Holders of the Subordinated Notes.

If any declaration of acceleration has been rescinded or annulled in accordance with the provisions herein, proceeds with respect to the Assets will be applied in accordance with Section 11.1(a)(i) or (ii), as applicable.

(iv) On any Partial Redemption Date or Re-Pricing Date, the Refinancing Proceeds or the proceeds of Re-Pricing Replacement Notes, as the case may be, plus (in the case of a Partial Redemption Date that is not a Payment Date) Partial Redemption Interest Proceeds will be distributed in the following order of priority (the “Partial Redemption Priority of Payments”); provided that if such Partial Redemption Date or Re-Pricing Date is a Payment Date, such proceeds will be distributed, without duplication, after giving effect to the application of proceeds pursuant to Section 11.1(a)(i), Section 11.1(a)(ii) or Section 11.1(a)(iii) as applicable:

(A) to pay the Redemption Price of the Notes being redeemed in accordance with the Note Payment Sequence;

(B) to pay Administrative Expenses related to the Refinancing or the Re-Pricing; and

(C) any remaining proceeds will be deposited in the Supplemental Reserve Account to be used for any Permitted Use.

(b) If on any Payment Date the amount available in the Payment Account is insufficient to make the full amount of the disbursements required by the Distribution Report, the Trustee shall make the disbursements called for in the order and according to the priority set forth under Section 11.1(a) above, subject to Section 13.1, to the extent funds are available therefor.

(c) In connection with the application of funds to pay Administrative Expenses of the Issuer in accordance with Section 11.1(a)(i), Section 11.1(a)(ii) and Section 11.1(a)(iii), the Trustee shall remit such funds, to the extent available (and subject to the order of priority set forth in the definition of “Administrative Expenses”), as directed and designated in an Issuer Order (which may be in the form of standing instructions, including standing instructions to pay Administrative Expenses in such amounts and to such entities as indicated in the Distribution Report in respect of such Payment Date) delivered to the Trustee no later than the Business Day prior to each Payment Date.

(d) For purposes of determining whether any Overcollateralization Ratio Test is satisfied as of the Determination Date with respect to any Payment Date (and the amount of any principal payments required to be made pursuant to any clause of Section 11.1(a)(i) in order to satisfy any failing Overcollateralization Ratio Test), the Overcollateralization Ratio applicable with respect to each Class shall be determined after giving effect to (1) after the Reinvestment Period, any Principal Proceeds to be applied to pay principal of the Secured Notes on such Payment Date pursuant to Section 11.1(a)(ii)(J) or (L) (calculated assuming that no Principal Proceeds shall be applied pursuant to Section 11.1(a)(ii)(B) through (E) to pay principal of the Secured Notes in order to satisfy a failing Coverage Test) and (2) any Interest Proceeds to be applied to pay principal of the Secured Notes pursuant to any preceding clauses in Section 11.1(a)(i).

(e) The Collateral Manager may, in its sole discretion, elect to defer or irrevocably waive payment of any or all of any Collateral Management Fee otherwise due on any Payment Date by notice to the Issuer, the Collateral Administrator and the Trustee no later than the Determination Date immediately prior to such Payment Date (or such later time and day as may be consented to by the Trustee) in accordance with the terms of Section 8(b) of the Collateral Management Agreement. Any such Collateral Management Fee so deferred with respect to which the Collateral Manager later rescinds such deferral in accordance with the terms of Section 8(b) of the Collateral Management Agreement shall be payable on subsequent Payment Dates (unless otherwise agreed to by the Collateral Manager) in accordance with the Priority of Payments. Any such Collateral Management Fee, once waived, shall not thereafter become due and payable and any claim of the Collateral Manager therein shall be extinguished.

(f) [Reserved].

(g) [Reserved].

(h) At any time during or after the Reinvestment Period, by delivering a Notice of Contribution substantially in the form of Exhibit E-1 hereto to the Issuer, the Collateral Manager and the Trustee, (i) any Person may propose to make a contribution in Cash to the Issuer or (ii) any Holder of a Certificated Subordinated Note may propose to designate as a contribution to the Issuer all or a specified portion of Interest Proceeds that would otherwise be distributed on a Payment Date to such Holder pursuant to Section 11.1(a)(i)(S) or Section 11.1(a)(i)(T) (each, a “Contribution”; the Person proposing such Contribution, the “Notifying Contributor”); provided that each Contribution shall be in an amount equal to or greater than U.S.$1,000,000 (counting all Contributions received on the same date as one Contribution). The Collateral Manager, in consultation with the Notifying Contributor (but in the Collateral Manager’s sole discretion), will determine (A) whether to accept any proposed Contribution and (B) the Permitted Use to which such proposed

Contribution would be applied. If the Collateral Manager elects to accept a proposed Contribution, the Trustee shall, within one Business Day of notice from the Collateral Manager, deliver a written notice substantially in the form of Exhibit E-2 to the Notifying Contributor and the Holders of the Subordinated Notes (which notice may be either through the facilities of DTC or directly to the beneficial owners of the Subordinated Notes) (a “Contribution Acceptance Notice”) that will, among other things, specify the amount of and the rate of return applicable to such proposed Contribution and the date and time by which each beneficial owner’s pro rata share (based on their ownership of Subordinated Notes) of such Contribution and Notice of Contribution must be received by the Trustee in order for such beneficial owner to participate in such Contribution, which date will be no earlier than five (5) Business Days following the date of such notice (with respect to such Contribution, the “Contribution Deadline”). Each beneficial owner of Subordinated Notes may, prior to the Contribution Deadline, participate in such Contribution on a pro rata basis by making a payment in the manner specified in such Contribution Acceptance Notice and delivering a Notice of Contribution to the Trustee. The Notifying Contributor shall, on the date of the Contribution Deadline, contribute an amount equal to (i) the amount of the Contribution specified in the Contribution Acceptance Notice minus (ii) the aggregate of all amounts contributed by beneficial owners of the Subordinated Notes prior to the Contribution Deadline. The aggregate of the amounts contributed by the Notifying Contributor and beneficial owners of Subordinated Notes (including the Notifying Contributor, if it is a beneficial owner of Subordinated Notes and previously contributed its pro rata amount) on the date of any Contribution Deadline shall be deemed to be the related “Contribution.” The Trustee shall deposit all Contributions in the Supplemental Reserve Account, and such amounts will be applied to a Permitted Use determined by the Collateral Manager. Amounts deposited pursuant to subclause (ii) in the first sentence of this paragraph shall be deemed to constitute payment of the amounts designated thereunder for purposes of all distributions from the Payment Account to be made on such Payment Date. Contributions shall earn a specified rate of return thereon agreed to among the Notifying Contributor, a Majority of the Subordinated Notes and the Collateral Manager; provided that such specified rate of return shall not exceed 17.5% per annum. Any Contribution or Contribution Repayment Amount shall not increase the principal balance of the related Subordinated Notes. Unless retained as directed by the Collateral Manager in accordance with the terms of this Indenture, Contribution Repayment Amounts designated by the Collateral Manager (in its sole discretion on behalf of the Issuer) to be paid on a particular Payment Date (as notified to the Trustee on or prior to the related Determination Date) will be paid to each applicable Contributor (pro rata based on such Contributor’s share of the related Contribution) on the first subsequent Payment Date Interest Proceeds or Principal Proceeds are available therefor (or such later Payment Date(s), as determined by the Collateral Manager in its sole discretion) as provided in Section 11.1(a)(i), (ii) or (iii), as applicable; provided that any Contributor (with the consent of the Collateral Manager) may irrevocably waive all or a portion of the Contribution Repayment Amount payable to it. Any request of any Contributor under clause (ii) of the first sentence of this paragraph shall specify the amount of Contribution being designated, expressed as a percentage of the full amount that such Contributor is entitled to receive on the applicable Payment Date in respect of distributions pursuant to Section 11.1(a)(i)(S) or Section 11.1(a)(i)(T) (such Contributor’s “Distribution Amount”) that such Contributor wishes the Trustee to deposit in the Supplemental Reserve

Account, in lieu of distribution to such Contributor on such Payment Date. The Collateral Manager on behalf of the Issuer shall provide each such Contributor with an estimate of such Contributor’s Distribution Amount not later than two Business Days prior to any subsequent Payment Date.

(f) Notwithstanding the Priority of Payments, the Issuer may make Permitted RIC Distributions to the Holders of the Subordinated Notes subject to the conditions for such distributions set forth in the definition of “Permitted RIC Distributions.”

ARTICLE XII

SALE OF COLLATERAL OBLIGATIONS;

PURCHASE OF ADDITIONAL COLLATERAL OBLIGATIONS

Section 12.1 Sales of Collateral Obligations. Subject to the satisfaction of the conditions specified in Section 12.3 (regardless of any provision in this Article XII that purports to be without restriction), the Collateral Manager on behalf of the Issuer may (except as otherwise specified in this Section 12.1) direct the Trustee to sell, and the Trustee shall sell on behalf of the Issuer in the manner directed by the Collateral Manager, any Collateral Obligation or Equity Security if, as certified by the Collateral Manager (on which certificate the Trustee may rely), such sale meets the requirements of any one of paragraphs (a) through (h) of this Section 12.1 (subject in each case to any applicable requirement of disposition under Section 12.1(h); provided that, (i) if an Event of Default has occurred and is continuing, the Collateral Manager may not direct the Trustee to sell any Collateral Obligation or Equity Security pursuant to Section 12.1(e) or Section 12.1(g) and (ii) if liquidation of the Assets has commenced pursuant to Sections 5.4 and 5.5, neither the Issuer nor the Collateral Manager on its behalf may direct the Trustee to sell any Asset). For purposes of this Section 12.1, the Sale Proceeds of a Collateral Obligation sold by the Issuer shall include any Principal Financed Accrued Interest received in respect of such sale.

(a) Credit Risk Obligations. The Collateral Manager may direct the Trustee to sell any Credit Risk Obligation at any time without restriction.

(b) Credit Improved Obligations. The Collateral Manager may direct the Trustee to sell any Credit Improved Obligation at any time without restriction.

(c) Defaulted Obligations. The Collateral Manager may direct the Trustee to sell any Defaulted Obligation at any time without restriction. The Collateral Manager may direct the Trustee to consummate an Exchange Transaction at any time following the satisfaction of the Controlling Class Condition during or after the Reinvestment Period without restriction so long as the conditions set forth in Section 12.2(b) are satisfied.

(d) Equity Securities. The Collateral Manager may (i) direct the Trustee to sell any Equity Security at any time without restriction and (ii) shall use its commercially reasonable efforts to effectuate the sale of any Equity Security, regardless of price:

(i) within three years after receipt, if such Equity Security is (A) received upon the conversion of a Defaulted Obligation, or (B) received in an exchange initiated by the Obligor to avoid bankruptcy; and

(ii) within 45 days after receipt if such Equity Security constitutes Margin Stock, unless such sale is prohibited by applicable law, in which case such Equity Security shall be sold as soon as such sale is permitted by applicable law.

(e) Optional Redemption. After the Issuer has notified the Trustee of an Optional Redemption (including a Clean-Up Call Redemption) of the Secured Notes from Sale Proceeds in accordance with Section 9.2, the Collateral Manager shall direct the Trustee to sell (which sale may be through participation or other arrangement) all or a portion of the Collateral Obligations if the requirements of Article IX (including the certification requirements of Section 9.4(f)(ii), if applicable) are satisfied. If any such sale is made through participations, the Issuer shall use commercially reasonable efforts to cause such participations to be converted to assignments within six months after the sale.

(f) Tax Redemption. After a Majority of an Affected Class or a Majority of the Subordinated Notes has directed (by a written direction delivered to the Trustee) a Tax Redemption, the Issuer (or the Collateral Manager on its behalf) may at any time effect the sale (which sale may be through participation or other arrangement) of all or a portion of the Collateral Obligations if the requirements of Article IX (including the certification requirements of Section 9.4(f)(ii), if applicable) are satisfied. If any such sale is made through participations, the Issuer shall use commercially reasonable efforts to cause such participations to be converted to assignments within six months after the sale.

(g) Discretionary Sales. The Collateral Manager may direct the Trustee to sell any Collateral Obligation at any time (other than if an Event of Default has occurred and is continuing) if:

(i) after giving effect to such sale, the Aggregate Principal Balance of all Collateral Obligations sold pursuant to this Section 12.1(g) during the preceding period of 12 calendar months (or, for the first 12 calendar months after the Effective Date, during the period commencing on the Effective Date) is not greater than 25% of the Collateral Principal Amount as of the first day of such 12 calendar month period (or as of the Effective Date, as the case may be); and

(ii) either: (A) during the Reinvestment Period, the Collateral Manager reasonably believes prior to such sale that it will be able to enter one or more binding commitments to reinvest all or a portion of the proceeds of such sale in one or more additional Collateral Obligations with an Aggregate Principal Balance at least equal to the Investment Criteria Adjusted Balance of such Collateral Obligation within 30 days after the settlement of such sale in accordance with the Investment Criteria; or (B) at any time, either (1) the Sale Proceeds from such sale are at least equal to the Investment Criteria Adjusted Balance of such Collateral Obligation or (2) after giving effect to such sale, the Aggregate Principal Balance of all Collateral Obligations (excluding the Collateral Obligation being sold but including, without duplication, the anticipated Cash proceeds of such sale) plus, without duplication, the amounts on deposit in the Collection Account and the Ramp-Up Account (including Eligible Investments therein) representing Principal Proceeds, will be greater than (or equal to) the Reinvestment Target Par Balance.

(h) Mandatory Sales. The Collateral Manager on behalf of the Issuer shall use its commercially reasonable efforts to effectuate the sale (regardless of price) of any Collateral Obligation that no longer meets the criteria described in clause (v) of the definition of “Collateral Obligation”, within 18 months after the failure of such Collateral Obligation to meet any such criteria (unless such sale is impractical or, in the Collateral Manager’s judgment, not economical).

Section 12.2 Purchase of Additional Collateral Obligations. On any date during the Reinvestment Period (and after the Reinvestment Period, subject to certain limitations specified in Section 12.2(a)(ii), with respect to Post-Reinvestment Principal Proceeds), the Collateral Manager on behalf of the Issuer may, subject to the other requirements in this Indenture, direct the Trustee to invest Principal Proceeds (including Contributions designated as Principal Proceeds), Interest Proceeds (solely to the extent used to pay for accrued interest on such additional Collateral Obligations), proceeds of additional notes issued pursuant to Section 2.13 and 3.2 and amounts on deposit in the Ramp-Up Account, and the Trustee shall invest such Principal Proceeds and other amounts in accordance with such direction; provided that, for the avoidance of doubt, with respect to any Collateral Obligations for which the trade date has occurred during the Reinvestment Period but which settle after such date, the purchase of such Collateral Obligations shall be treated as a purchase made during the Reinvestment Period for purposes of this Section 12.2 and the Issuer shall not be limited to making such purchases with Post-Reinvestment Principal Proceeds; provided further that, if an Event of Default has occurred and is continuing, the Collateral Manager may not direct the Trustee to invest Principal Proceeds (including Contributions designated as Principal Proceeds), proceeds of additional securities issued pursuant to Section 2.13 and 3.2, amounts on deposit in the Ramp-Up Account or Principal Financed Accrued Interest.

(a) Investment Criteria. No obligation may be purchased by the Issuer unless each of the following conditions is satisfied as of the date the Collateral Manager commits on behalf of the Issuer to make such purchase, in each case as determined by the Collateral Manager after giving effect to such purchase and all other sales or purchases previously or simultaneously committed to; provided that, the conditions set forth in clauses (i)(B), (C) and (D) below need only be satisfied with respect to purchases of Collateral Obligations occurring on or after the Effective Date:

(i) If such commitment to purchase occurs during the Reinvestment Period:

(A) such obligation is a Collateral Obligation;

(B) (I) if the commitment to make such purchase occurs on or after the Effective Date (or in the case of the Interest Coverage Tests on or after the Initial Interest Coverage Test Date), each Coverage Test will be satisfied, or if not satisfied, such Coverage Test will be maintained or improved and (II) if each Coverage Test is not satisfied, the Principal Proceeds received in respect of any Defaulted Obligation or the proceeds of any sale of a Defaulted Obligation pursuant to Section 12.1(c) shall not be reinvested in additional Collateral Obligations;

(C) in the case of an additional Collateral Obligation purchased with the proceeds from the sale of a Credit Risk Obligation or a Defaulted Obligation, as applicable, any of the following conditions is satisfied: (I) the Aggregate Principal Balance of all additional Collateral Obligations purchased with the proceeds from such sale will at least equal the Sale Proceeds from such sale, (II) after giving effect to such purchase, the Adjusted Collateral Principal Amount shall be maintained or increased (when compared to the Adjusted Collateral Principal Amount immediately prior to such sale) or (III) after giving effect to such sale, the Aggregate Principal Balance of all Collateral Obligations (excluding the Collateral Obligation being sold but including, without duplication, the anticipated Cash proceeds of such sale) plus, without duplication, the amounts on deposit in the Collection Account and the Ramp-Up Account (including Eligible Investments therein) representing Principal Proceeds, will be greater than (or equal to) the Reinvestment Target Par Balance;

(D) each requirement or test, as the case may be, of the Concentration Limitations and the Collateral Quality Test (except, in the case of an additional Collateral Obligation purchased with the proceeds from the sale or other disposition of a Credit Risk Obligation, Defaulted Obligation or Equity Security, the S&P CDO Monitor Test) either (I) will be satisfied or (II) if any such requirement or test was not satisfied immediately prior to such investment, such requirement or test will be maintained or improved after giving effect to the investment;

(E) the date on which the Issuer (or the Collateral Manager on its behalf) commits to purchase such Collateral Obligation occurs during the Reinvestment Period;

(F) with respect to the use of Sale Proceeds of Credit Improved Obligations, any of the following conditions is satisfied (I) the Aggregate Principal Balance of all Collateral Obligations purchased with such Sale Proceeds will be greater than or equal to the Investment Criteria Adjusted Balance of the disposed Collateral Obligations, (II) after giving effect to such purchase, the Adjusted Collateral Principal Amount shall be maintained or increased (when compared to the Adjusted Collateral Principal Amount immediately prior to such sale) or (III) after giving effect to such reinvestment of such Sale Proceeds, the Aggregate Principal Balance of all Collateral Obligations (excluding the Collateral Obligation being sold but including, without duplication, the anticipated Cash proceeds of such sale) plus, without duplication, the amounts on deposit in the Collection Account and the Ramp-Up Account (including Eligible Investments therein) representing Principal Proceeds, will be greater than (or equal to) the Reinvestment Target Par Balance; and

(G) with respect to the use of Sale Proceeds of Collateral Obligations sold in accordance with Section 12.1(g), any of the following conditions is satisfied (I) the Aggregate Principal Balance of all Collateral Obligations purchased with such Sale Proceeds will be greater than or equal to the Investment Criteria Adjusted Balance of the disposed Collateral Obligations, (II) after giving effect to such purchase, the Adjusted Collateral Principal Amount shall be maintained or increased (when compared to the Adjusted Collateral Principal Amount immediately prior to such sale) or (III) after giving effect to such reinvestment of such Sale Proceeds, the Aggregate Principal Balance of all Collateral Obligations (excluding the Collateral Obligation being sold but including, without duplication, the anticipated Cash proceeds of such sale) plus, without duplication, the amounts on deposit in the Collection Account and the Ramp-Up Account (including Eligible Investments therein) representing Principal Proceeds, will be greater than (or equal to) the Reinvestment Target Par Balance.

(ii) If such commitment to purchase occurs after the Reinvestment Period, any Post-Reinvestment Principal Proceeds may, in the sole discretion of the Collateral Manager (with notice to the Trustee and the Collateral Administrator), be reinvested in additional Collateral Obligations (“Substitute Obligations”) subject to the satisfaction of the following conditions:

(A) no Event of Default has occurred and is continuing;

(B) (x) with respect to the use of Post-Reinvestment Principal Proceeds from sales of Credit Risk Obligations only, the Aggregate Principal Balance of the Substitute Obligations equals or exceeds the related Post-Reinvestment Principal Proceeds or (y) with respect to the use of any Post-Reinvestment Principal Proceeds, after giving effect to such reinvestment, (1) the Adjusted Collateral Principal Amount will be maintained or increased or (2) the Aggregate Principal Balance of all Collateral Obligations plus, without duplication, the amounts on deposit in the Collection Account and the Ramp-Up Account (including Eligible Investments therein) representing Principal Proceeds, will be greater than (or equal to) the Reinvestment Target Par Balance;

(C) the stated maturity of each Substitute Obligation is the same as or earlier than the stated maturity of the Collateral Obligation that produced the Post-Reinvestment Principal Proceeds;

(D) the Substitute Obligation purchased shall have the same or higher Moody’s Default Probability Rating as the Collateral Obligation that produced the Post-Reinvestment Principal Proceeds;

(E) the Substitute Obligation purchased shall have the same or higher S&P Rating as the Collateral Obligation that produced the Post-Reinvestment Principal Proceeds;

(F) each Coverage Test is satisfied after giving effect to such reinvestment;

(G) a Restricted Trading Period is not then in effect;

(H) either (x) each requirement of the Concentration Limitations and each of the Minimum Floating Spread Test, the Minimum Weighted Average Coupon Test, the Minimum Weighted Average Moody’s Recovery Rate Test, the Maximum Moody’s Rating Factor Test, the Weighted Average Life Test, the Moody’s Diversity Test and the Moody’s Matrix Test will be satisfied after giving effect to such reinvestment or (y) if any such requirement or test was not satisfied immediately prior to such investment, such requirement or test will be maintained or improved after giving effect to such reinvestment; and

(I) such reinvestment occurs within the later of (x) 30 days from the Issuer’s receipt of such Post-Reinvestment Principal Proceeds and (y) the last day of the then-current Collection Period.

Notwithstanding anything in this Indenture to the contrary, as a condition to any purchase of an additional Collateral Obligation (as determined by the Collateral Manager), if the balance in the Principal Collection Subaccount after giving effect to (i) all expected debits and credits in connection with such purchase and all other sales and purchases (as applicable) previously or simultaneously committed to, and (ii) without duplication of amounts in the preceding clause (i), anticipated receipts of Principal Proceeds, is a negative amount, the absolute value of such amount may not be greater than 5.0% of the Collateral Principal Amount as of the Measurement Date immediately preceding the trade date for such purchase.

(b) Purchase of Defaulted Obligations and Credit Risk Obligations in Exchange Transactions. Notwithstanding Section 12.2(a), following the satisfaction of the Controlling Class Condition, a Defaulted Obligation or a Credit Risk Obligation (a “Purchased Defaulted Obligation”) may be purchased with all or a portion of the Sale Proceeds of a Defaulted Obligation (an “Exchanged Defaulted Obligation”) (each such exchange referred to as an “Exchange Transaction”) if:

(i) when compared to the Exchanged Defaulted Obligation, the Purchased Defaulted Obligation (A) is issued by a different obligor, (B) such Purchased Defaulted Obligation satisfies the definition of “Collateral Obligation” and (C) the expected recovery rate of such Purchased Defaulted Obligation, as determined by the Collateral Manager in good faith, is no less than the expected recovery rate of the Exchanged Defaulted Obligation;

(ii) the Collateral Manager has certified in writing to the Trustee (which may be in electronic form, including by email) that:

(1) at the time of the purchase, the Purchased Defaulted Obligation is no less senior in right of payment vis-à-vis its related obligor’s outstanding indebtedness than the seniority of the Exchanged Defaulted Obligation;

(2) after giving effect to the purchase, each Overcollateralization Ratio Test is satisfied, or if not satisfied, maintained or improved after giving effect to such purchase (or commitment to purchase) as immediately prior to such purchase (or commitment to purchase);

(3) both prior to and after giving effect to such purchase, the Concentration Limitations were and will be satisfied or, if any Concentration Limitation was not satisfied prior to such purchase, such Concentration Limitation will be maintained or improved;

(4) the period for which the Issuer held the Exchanged Defaulted Obligation will be included for all purposes in this Indenture when determining the period for which the Issuer holds the Purchased Defaulted Obligation;

(5) the Exchanged Defaulted Obligation was not previously a Purchased Defaulted Obligation acquired in a transaction described under this heading; and

(6) the Restricted Trading Period is not applicable;

(iii) such purchase of the Purchased Defaulted Obligation will not (i) when taken together with all other Purchased Defaulted Obligations then held by the Issuer, cause the Aggregate Principal Balance of all of Purchased Defaulted Obligations then held by Issuer to exceed 5.0% of the Collateral Principal Amount or (ii) cause the Aggregate Principal Balance of all Purchased Defaulted Obligations purchased by the Issuer since the Last Closing Event to exceed 10.0% of the Target Initial Par Amount; and

(iv) to the extent any payment is required from the Issuer in connection with an Exchange Transaction, the Issuer shall only effect such payment from (x) Interest Proceeds on deposit in the Collection Account to the extent each Overcollateralization Ratio Test is satisfied and to the extent such payment would not result in insufficient Interest Proceeds being available for the payment in full of interest due on any Class of Secured Notes on the immediately following Payment Date and/or (y) amounts on deposit in the Supplemental Reserve Account and designated for such purpose.

For the avoidance of doubt, Exchange Transactions may occur by separate purchase and sale transactions. If, at any time, a Purchased Defaulted Obligation no longer satisfies the definition of Defaulted Obligation or Credit Risk Obligation, as applicable, it shall no longer be considered a Purchased Defaulted Obligation.

(c) Trading Plan Period. For purposes of calculating compliance with the Investment Criteria, at the election of the Collateral Manager in its sole discretion, any proposed investment (whether a single Collateral Obligation or a group of Collateral Obligations) identified by the Collateral Manager as such at the time when compliance with the Investment Criteria is required to be calculated (a “Trading Plan”) may be evaluated after giving effect to all sales and reinvestments proposed to be entered into within the three Business Days following the date of determination of such compliance (such period, the

“Trading Plan Period”); provided that, (A) no Trading Plan may result in the purchase of Collateral Obligations having an Aggregate Principal Balance that exceeds 5.0% of the Collateral Principal Amount as of the first day of the Trading Plan Period, (B) no Trading Plan Period may include a Payment Date, (C) no more than one Trading Plan may be in effect at any time during a Trading Plan Period, (D) the execution of a Trading Plan will not result in the averaging of the purchase price of a Collateral Obligation or Collateral Obligations purchased at separate times for purposes of determining whether any particular Collateral Obligation is a Discount Obligation, (E) the difference between the remaining maturities of the proposed investment with the shortest remaining maturity and the proposed investment with the longest remaining maturity will not exceed thirty-six months, (F) none of the proposed investments may have a remaining maturity shorter than six months and (G) if the Investment Criteria are satisfied prospectively after giving effect to a Trading Plan, but are not satisfied upon the expiry of the related Trading Plan Period, the Collateral Manager will notify the Rating Agencies; provided that, the Issuer (or the Collateral Manager on its behalf) shall provide prior written notice to each Rating Agency and the Trustee and the Collateral Administrator of any Trading Plan, which notice shall specify the proposed investments identified by the Collateral Manager for acquisition as part of such Trading Plan.

(d) Maturity Amendments. During or after the Reinvestment Period, the Issuer (or the Collateral Manager on the Issuer’s behalf) may not vote in favor of a Maturity Amendment unless, as determined by the Collateral Manager, after giving effect to such Maturity Amendment, (i) the stated maturity of the Collateral Obligation that is the subject of such Maturity Amendment is not later than the earliest Stated Maturity of the Secured Notes and (ii) either (a) the Weighted Average Life Test will be satisfied after giving effect to such amendment or (b) if the Weighted Average Life Test was not satisfied immediately prior to such amendment, (I) the level of compliance with the test will be maintained or improved and (II) the Aggregate Principal Balance of the new Collateral Obligations exchanged or deemed to be acquired through a Maturity Amendment since the Closing Date for which this clause (b) is applicable will not exceed 5.0% of the Reinvestment Target Par Balance; provided that this clause (ii) is not required to be satisfied if such amendment is being executed in connection with the restructuring of such Collateral Obligation as a result of the financial distress, or an actual or foreseeable default, bankruptcy or insolvency of the related obligor.

(e) Certifications by Collateral Manager. Upon delivery by the Collateral Manager of an investment direction or trade ticket under this Section 12.2, the Collateral Manager shall be deemed to have confirmed to the Trustee and the Collateral Administrator that such purchase complies with this Section 12.2 and Section 12.3. Immediately preceding the end of the Reinvestment Period, the Collateral Manager shall deliver to the Trustee a schedule of Collateral Obligations purchased by the Issuer with respect to which purchases the trade date has occurred but the settlement date has not yet occurred and (x) shall certify to the Trustee that sufficient Principal Proceeds are available (including for this purpose, Cash on deposit in the Principal Collection Subaccount, any Scheduled Distributions of Principal Proceeds, as well as any Principal Proceeds that will be received by the Issuer from the sale of Collateral Obligations for which the trade date has already occurred but the settlement date has not yet occurred) to effect the settlement of such Collateral Obligations and (y) shall use commercially reasonable efforts to effect the settlement of such Collateral Obligations no later than 45 days after the last day of the Reinvestment Period.

(f) Unsaleable Assets. Notwithstanding the other requirements set forth in this Indenture, on any Business Day after the Reinvestment Period, the Collateral Manager, in its sole discretion, may conduct an auction on behalf of the Issuer of Unsaleable Assets in accordance with the procedures described in this Section 12.2(f). Promptly after receipt of written notice from the Collateral Manager of such auction, the Trustee will provide notice (in such form as is prepared by the Collateral Manager) to the Holders of an auction, setting forth in reasonable detail a description of each Unsaleable Asset and the following auction procedures: (i) any Holder or beneficial owner of Notes may submit a written bid within 10 Business Days after the date of such notice to purchase one or more Unsaleable Assets no later than the date specified in the auction notice (which will be at least 15 Business Days after the date of such notice); (ii) each bid must include an offer to purchase for a specified amount of Cash on a proposed settlement date no later than 20 Business Days after the date of the auction notice; (iii) if no Holder or beneficial owner of Notes submits such a bid within the time period specified under clause (i) above, unless the Collateral Manager determines that delivery in-kind is not legally or commercially practicable and provides written notice thereof to the Trustee, the Trustee will provide notice thereof to each Holder and offer to deliver (at such Holder’s expense) a pro rata portion (as determined by the Collateral Manager) of each unsold Unsaleable Asset to the Holders or beneficial owners of the most senior Class that provide delivery instructions to the Trustee on or before the date specified in such notice, subject to Minimum Denominations; provided that, to the extent that Minimum Denominations do not permit a pro rata distribution, the Trustee will distribute the Unsaleable Assets on a pro rata basis to the extent possible and the Collateral Manager will select by lottery the Holder or beneficial owner to whom the remaining amount will be delivered and deliver written notice thereof to the Trustee; provided, further, that the Trustee will use commercially reasonable efforts to effect delivery of such interests; and (iv) if no such Holder or beneficial owner provides delivery instructions to the Trustee, the Trustee will promptly notify the Collateral Manager and offer to deliver (at the cost of the Collateral Manager) the Unsaleable Asset to the Collateral Manager. If the Collateral Manager declines such offer, the Trustee will take such action as directed by the Collateral Manager (on behalf of the Issuer) in writing to dispose of the Unsaleable Asset, which may be by donation to a charity, abandonment or other means.

(g) Insolvency, Bankruptcy, Reorganization, Restructuring and Workouts. Notwithstanding anything contained in this Indenture to the contrary, in connection with an insolvency, bankruptcy, reorganization, restructuring or workout (or, in the commercially reasonable judgement of the Collateral Manager, to avoid an actual or foreseeable default):

(i) the Issuer shall have the right to pay for the acquisition of any asset, bond, security, equity, warrant, rights offering or similar right that does not meet the definition of “Collateral Obligation” from amounts available in the Collection Account so long as such asset, bond, security, equity, warrant, rights offering or similar right will be sold or otherwise transferred or distributed to another Person prior to or on the same

Business Day as the Issuer’s receipt thereof for a price equal to or greater than the price paid by the Issuer (to the extent paid for by the Issuer); provided that, the Issuer shall endeavor not to apply funds under this subclause (g)(i) to the purchase of any assets or rights if the Issuer could otherwise acquire such asset or right in accordance with the provisions of this Indenture; and

(ii) for purposes of this Indenture and the other Transaction Documents, (x) any asset received under Section 10.2(h)(ii) shall be treated, in the sole determination of the Collateral Manager, as either a Collateral Obligation or an EC Ineligible Asset (as applicable); and (y) any asset (other than a Collateral Obligation that is not an EC Ineligible Asset) received under Section 10.2(h)(i) or Section 12.2(g)(i) shall be treated as an Equity Security, in each case, in accordance with the definition thereof and the provisions of this Indenture.

Section 12.3 Conditions Applicable to All Sale and Purchase Transactions. (a) Any transaction effected under this Article XII or in connection with the acquisition of additional Collateral Obligations shall be conducted on an arm’s length basis and, if effected with a Person Affiliated with the Collateral Manager (or with an account or portfolio for which the Collateral Manager or any of its Affiliates serves as investment adviser), shall be effected in accordance with the requirements of Section 5 of the Collateral Management Agreement on terms no less favorable to the Issuer than would be the case if such Person were not so Affiliated; provided that in the case of any Collateral Obligation sold or otherwise transferred to a Person so Affiliated, the value thereof shall be the mid-point between the “bid” and “ask” prices provided by a nationally recognized independent pricing service or, if unavailable or determined by the Collateral Manager to be unreliable, the fair market value of such Collateral Obligation as reasonably determined by the Collateral Manager consistent with the requirements of Section 5 of the Collateral Management Agreement, and such Affiliate shall acquire such Collateral Obligation for a price equal to the value so determined; provided further that an aggregate amount of Collateral Obligations not exceeding 15% of the Net Purchased Loan Balance may be sold or otherwise transferred to the U.S. Retention Holder or the Transferor pursuant to this Indenture at a price greater than the value determined pursuant to the immediately preceding proviso, but no greater than the Transfer Deposit Amount of any such Collateral Obligation (and to the extent such price exceeds the fair market value of any such Collateral Obligation, such excess shall be deemed to be a capital contribution from the Transferor to and from the U.S. Retention Holder to the Issuer); provided further that, the Trustee shall have no responsibility to oversee compliance with this paragraph by the other parties. Notwithstanding anything contained in this Article XII to the contrary, after the Closing Date, the Issuer shall not acquire any Collateral Obligation from an Affiliate of the Collateral Manager unless (i) such transfer is pursuant to the Master Loan Sale Agreement, (ii) such transfer is from an Affiliate of the Collateral Manager that is a bankruptcy-remote special purpose vehicle or (iii) such transfer is made in accordance with the first proviso of this paragraph and other terms that the Collateral Manager determines, based upon advice of counsel, would not adversely impact the conclusions set forth in the Opinion of Counsel relating to bankruptcy matters delivered by Dechert LLP on the Closing Date.

(b) Upon any acquisition of a Collateral Obligation pursuant to this Article XII, all of the Issuer’s right, title and interest to the Asset or Assets shall be Granted to the Trustee pursuant to this Indenture, such Asset or Assets shall be Delivered to the Custodian, and, if applicable, the Custodian shall receive such Asset or Assets. The Trustee shall also receive, not later than the Subsequent Delivery Date, an Officer’s certificate of the Issuer containing the statements set forth in Section 3.1(viii) as of such Subsequent Delivery Date; provided that, such requirement shall be satisfied, and such statements shall be deemed to have been made by the Issuer, in respect of such acquisition by the delivery to the Trustee of a trade ticket in respect thereof that is signed by an Authorized Officer of the Collateral Manager.

(c) The Collateral Manager on behalf of the Issuer may direct the Trustee to withdraw Interest Proceeds or Principal Proceeds from the Collection Account on any Business Day during any Interest Accrual Period in accordance with Section 10.2(h).

(d) Notwithstanding anything in this Indenture or the Collateral Management Agreement to the contrary, the Collateral Manager may enter into commitments to acquire Collateral Obligations on the basis of Principal Proceeds which have not yet been received, but (i) which will be received by the Issuer from the sale of Collateral Obligations for which the trade date has already occurred but the settlement date has not yet occurred or (ii) with respect to which the Collateral Manager reasonably expects to receive such Principal Proceeds or has received written notice from the Obligor, administrative agent or other similar Person in writing that such Principal Proceeds are scheduled to be paid (including, without limitation, by the dissemination or posting to an internet site of a report stating or indicating that such payment is scheduled to be paid).

ARTICLE XIII

NOTEHOLDERS’ RELATIONS

Section 13.1 Subordination. (a) Anything in this Indenture or the Notes to the contrary notwithstanding, the Holders of each Class of Notes that constitute a Junior Class agree for the benefit of the Holders of the Notes of each Priority Class with respect to such Junior Class that such Junior Class shall be subordinate and junior to the Notes of each such Priority Class to the extent and in the manner set forth in this Indenture.

(b) If any Holder of Notes of any Junior Class shall have received any payment or distribution in respect of such Notes contrary to the provisions of this Indenture, then, unless and until each Priority Class with respect thereto shall have been paid in full in Cash or, to the extent a Majority of such Priority Class consents, other than in Cash in accordance with this Indenture, such payment or distribution shall be received and held in trust for the benefit of, and shall forthwith be paid over and delivered to, the Trustee, which shall pay and deliver the same to the Holders of the applicable Priority Class(es) in accordance with this Indenture; provided that, if any such payment or distribution is made other than in Cash, it shall be held by the Trustee (or the Custodian) as part of the Assets and subject in all respects to the provisions of this Indenture, including this Section 13.1.

(c) Each Holder of Notes of any Junior Class agrees with all Holders of the applicable Priority Classes that such Holder of Notes of such Junior Class shall not demand, accept, or receive any payment or distribution in respect of such Notes in violation of the provisions of this Indenture including, without limitation, this Section 13.1; provided that, after a Priority Class has been paid in full, the Holders of the related Junior Class or Classes shall be fully subrogated to the rights of the Holders of such Priority Class. Nothing in this Section 13.1 shall affect the obligation of the Issuer to pay Holders of any Junior Class of Notes.

(d) The Holders of each Class of Notes and beneficial owners of each Class of Notes agree, for the benefit of all Holders of each Class of Notes and beneficial owners of each Class of Notes, to the provisions of Section 5.4(d).

Section 13.2 Standard of Conduct. In exercising any of its or their voting rights, rights to direct and consent or any other rights as a Holder or beneficial owner under this Indenture, each Holder and each beneficial owner of Notes (a) does not owe any duty of care to any Person and is not obligated to act in a fiduciary or advisory capacity to any Person (including, but not limited to, any other Holder or beneficial owner of Notes, the Issuer, the Trustee, any holder of ordinary shares of the Issuer or the Collateral Manager); (b) shall only consider the interests of itself and/or its Affiliates; and (c) will not be prohibited from engaging in activities that compete or conflict with those of any Person (including, but not limited to, any Holder or beneficial owner of Notes, the Issuer, the Trustee, any holder of ordinary shares of the Issuer or the Collateral Manager), nor shall any such restrictions apply to any Affiliates of any Holder or beneficial owner.

ARTICLE XIV

MISCELLANEOUS

Section 14.1 Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an Officer of the Issuer or the Collateral Manager may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel (provided that, such counsel is a nationally or internationally recognized and reputable law firm, one or more of the partners of which are admitted to practice before the highest court of any State of the United States or the State of Delaware, which law firm may, except as otherwise expressly provided in this Indenture, be counsel for the Issuer), unless such Officer knows, or should know that the certificate or opinion or representations with respect to the matters upon which such certificate or opinion is based are erroneous. Any such certificate of an Officer of the Issuer or the Collateral Manager or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, the Issuer, the Collateral Manager or any other Person (on which the Trustee shall also be entitled to rely), stating that the information with respect to such factual matters is in the possession of the Issuer, the Collateral Manager or such other Person, unless such Officer of the Issuer or the Collateral Manager or such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may also be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Officer of the Collateral Manager or the Issuer, stating that the information with respect to such matters is in the possession of the Collateral Manager or the Issuer unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Whenever in this Indenture it is provided that the absence of the occurrence and continuation of a Default or Event of Default is a condition precedent to the taking of any action by the Trustee at the request or direction of the Issuer, then notwithstanding that the satisfaction of such condition is a condition precedent to the Issuer’s right to make such request or direction, the Trustee shall be protected in acting in accordance with such request or direction if it does not have knowledge of the occurrence and continuation of such Default or Event of Default as provided in Section 6.1(d).

The Bank (in each of its capacities) agrees to accept and act upon instructions or directions pursuant to this Indenture sent by unsecured email, facsimile transmission or other similar unsecured electronic methods, provided, however, that any Person providing such instructions or directions shall, upon reasonable request of the Bank, provide to the Bank an incumbency certificate listing Authorized Officers designated to provide such instructions or directions. If such Person elects to give the Bank email or facsimile instructions (or instructions by a similar electronic method) and the Bank in its discretion elects to act upon such instructions, the Bank’s reasonable understanding of such instructions shall be deemed controlling. The Bank shall not be liable for any losses, costs or expenses arising directly or indirectly from the Bank’s reliance upon and compliance with such instructions notwithstanding such instructions conflicting with or being inconsistent with a subsequent written instruction. Any Person providing such instructions acknowledges and agrees that there may be more secure methods of transmitting such instructions than the method(s) selected by it and agrees that the security procedures (if any) to be followed in connection with its transmission of such instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances.

Section 14.2 Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders or beneficial owners of Notes may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders or such beneficial owners in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action or actions embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section 14.2.

(b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee deems sufficient.

(c) The principal amount or face amount, as the case may be, and registered numbers of Notes held by any Person, and the date of such Person’s holding the same, shall be proved by the Register.

(d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder (and any transferee thereof) of such and of any Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

Section 14.3 Notices, etc., to Trustee, the Issuer, the Collateral Manager, the Placement Agents, the Collateral Administrator, the Paying Agent any Hedge Counterparty and each Rating Agency. (a) Any request, demand, authorization, direction, instruction, order, notice (including with respect to any updates to Rating Agency methodology or defined terms as permitted hereunder), consent, waiver or Act of Holders or beneficial owners or other documents provided or permitted by this Indenture to be made upon, given, e-mailed or furnished to, or filed with any of the parties indicated below shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to and mailed, by certified mail, return receipt requested, hand delivered, sent by overnight courier service guaranteeing next day delivery, by electronic mail, or by facsimile in legible form at the following address applicable to such form of delivery (or at any other address provided in writing by the relevant party):

(i) the Trustee shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to and mailed, by certified mail, return receipt requested, hand delivered, sent by overnight courier service guaranteeing next day delivery, by electronic mail, or by facsimile in legible form, to the Trustee addressed to it at its applicable Corporate Trust Office, or at any other address previously furnished in writing to the other parties hereto by the Trustee, and executed by a Responsible Officer of the entity sending such request, demand, authorization, direction, instruction, order, notice, consent, waiver or other document; provided that any demand, authorization, direction, instruction, order, notice, consent, waiver or other document sent to U.S. Bank Trust Company, National Association, (in any capacity hereunder) will be deemed effective only upon receipt thereof by U.S. Bank Trust Company, National Association;

(ii) the Issuer at c/o Puglisi & Associates, 850 Library Avenue, Suite 204, Newark, Delaware 19711, Attention: Donald J. Puglisi, facsimile no.: (302) 738-7210, telephone no.: (302) 738-6680, email: dpuglisi@puglisiassoc.com, with a copy to the Collateral Manager at its address below;

(iii) the Collateral Manager for all other purposes or for physical delivery of any originals, at 9 West 57th Street, 41st Floor, New York, New York 10019, Attention: Kristin Hester, email: ADSFinance@Apollo.com; RegulatedFundsLegal@Apollo.com and/or to the attention of such other officers, authorized persons or employees of the Collateral Manager set forth in a list (which shall include any portfolio manager having day-to-day responsibility for the performance of the Collateral Manager under the Collateral Management Agreement, as such list may be amended from time to time) provided by the Collateral Manager to the Issuer and the Trustee from time to time (such persons, together with Kristin Hester, “Responsible Officers”), with a copy to Attention: Kristin Hester, telephone no.: (212) 822-0509, email: hester@rram.com;

(iv) the Placement Agents: shall be sufficient for every purpose hereunder if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by telecopy in legible form, addressed to (a) in the case of the Initial Purchaser at BofA Securities, Inc., One Bryant Park, 3rd Floor, New York, New York 10036, Attention: Global Credit and Special Situations Structured Products Group, with a copy to BofA Securities, Inc., One Bryant Park, New York, New York 10036, Attention: Legal Department, or at any other address subsequently furnished in writing to the Issuer and the Trustee by the Initial Purchaser and (b) in the case of the Co-Placement Agent, Apollo Global Securities at 9 West 57th Street, New York, NY 10019, or at any other address subsequently furnished in writing to the Issuer and the Trustee by Apollo Global Securities;

(v) the Collateral Administrator shall be sufficient for every purpose hereunder if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form, to the Collateral Administrator addressed to it at the Corporate Trust Office or at any other address previously furnished in writing to the other parties hereto;

(vi) subject to clause (c) below and Section 7.20, the Rating Agencies shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing to each Rating Agency addressed to it at (i) in the case of Moody’s, by email to cdomonitoring@moodys.com and (ii) in the case of S&P, if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service to S&P addressed to it at Standard & Poor’s, 55 Water Street, 41st Floor, New York, New York 10041-0003 or by facsimile in legible form to facsimile no. (212) 438 2655, Attention: Structured Credit – CDO Surveillance or by electronic copy to CDO_Surveillance@spglobal.com; provided that in respect of any communication related to (i) credit estimates or a Specified event, to creditestimates@spglobal.com, (ii) the S&P CDO Monitor, to CDOMonitor@spglobal.com and (iii) any request to S&P for confirmation of its Initial Ratings of each Class of Notes pursuant to Section 7.18, to CDOEffectiveDatePortfolios@spglobal.com;

(vii) if to any Hedge Counterparty, in accordance with the notice provisions of the related Hedge Agreement.

(b) If any provision in this Indenture calls for any notice or document to be delivered simultaneously to the Trustee and any other Person, the Trustee’s receipt of such notice or document shall entitle the Trustee to assume that such notice or document was delivered to such other Person unless otherwise expressly specified herein.

(c) Notwithstanding any provision to the contrary contained herein or in any agreement or document related thereto, any request, demand, authorization, direction, instruction, order, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be sent to either or both of the Rating Agencies shall be sent by the Collateral Manager on behalf of the Issuer and, if pursuant to the terms of this Indenture, the Trustee is to send such request, demand, authorization, direction, instruction, order, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to the Rating Agencies, it shall instead be sent to the Collateral Manager first for dissemination to the Rating Agencies.

(d) Notwithstanding any provision to the contrary contained herein or in any agreement or document related thereto, any report, statement or other information required to be provided by the Issuer or the Trustee may be provided by providing access to a password-protected website containing such information.

Section 14.4 Notices to Holders; Waiver. Except as otherwise expressly provided herein (including, for the avoidance of doubt, Section 14.3(d)), where this Indenture provides for notice to Holders of any event,

(a) such notice shall be sufficiently given to Holders if in writing and mailed, first class postage prepaid (or, in the case of Holders of Global Notes, e-mailed to DTC), to each Holder affected by such event, at the address of such Holder as it appears in the Register, not earlier than the earliest date and not later than the latest date, prescribed for the giving of such notice; and

(b) such notice shall be in the English language.

Such notices will be deemed to have been given on the date of such mailing.

Notwithstanding clause (a) above, a Holder may give the Trustee a written notice that it is requesting that notices to it be given by electronic mail or by facsimile transmissions and stating the electronic mail address or facsimile number for such transmission. Thereafter, the Trustee shall give notices to such Holder by electronic mail or facsimile transmission, as so requested; provided that, if such notice also requests that notices be given by mail, then such notice shall also be given by mail in accordance with clause (a) above. In lieu of the foregoing, notices for Holders may also be posted to the Trustee Website.

Subject to the requirements of Section 14.15, the Trustee will deliver to the Holders any written information reasonably available to the Trustee without undue burden or expense or written notice received by the Trustee relating to this Indenture requested to be so delivered by at least 25% of the Holders of any Class of Notes (by Aggregate Outstanding Amount), at the expense of the Issuer; provided that, the Trustee may decline to send any such notice that it reasonably determines to be contrary to (i) any of the terms of this Indenture, (ii) any duty or obligation that the Trustee may have hereunder, (iii) applicable law or (iv) the terms of any confidentiality or non-disclosure agreement to which the Trustee is party in connection with the performance of its duties hereunder (including, without limitation, contained in any agreement or acknowledgment governing any report, statement or certificate prepared by the Issuer’s accountants). The Trustee may require the requesting Holders to comply with its standard verification policies in order to confirm Noteholder status, as applicable. The Trustee shall have no liability for such disclosure or, subject to its duties herein, the accuracy thereof.

Subject to the requirements of Section 14.15, the Trustee will deliver to any Holder of Notes or any Person that has certified to the Trustee in accordance with this Indenture that it is the owner of a beneficial interest in a Global Note, any report, information or notice requested to be so delivered by a Holder or a Person that has made such certification that is reasonably available to the Trustee.

Subject to the Trustee’s rights under Section 6.3(e), any Holder may deliver to the Trustee in writing a notice (any such notice, a “Holder Notice”) which the Trustee shall promptly deliver to all Holders of any Class directed by the Holder delivering the Holder Notice to the Trustee; provided that, nothing herein shall be construed to obligate the Trustee to distribute any notice that the Trustee reasonably determines to be contrary to the terms of this Indenture or its duties and obligations hereunder or applicable law. The Trustee may require the requesting Holders to comply with its standard verification policies in order to confirm Noteholder status. Any related costs associated with up to three Holder Notices in any 12-month period shall be borne by the Issuer as Administrative Expenses and related costs associated with any additional Holder Notices shall be borne by the requesting Holder, regardless of whether such requesting Holder has made any prior request for a Holder Notice.

Neither the failure to mail or deliver otherwise any notice, nor any defect in any notice so given, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. In case by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity or by reason of any other cause it shall be impracticable to give such notice by mail of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then such notification to Holders as shall be made with the approval of the Trustee shall constitute a sufficient notification to such Holders for every purpose hereunder.

Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Section 14.5 Effect of Headings and Table of Contents. The Article and Section headings herein (including those used in cross-references herein) and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 14.6 Successors and Assigns. All covenants and agreements in this Indenture by the Issuer shall bind its respective successors and assigns, whether so expressed or not.

Section 14.7 Severability. If any term, provision, covenant or condition of this Indenture or the Notes, or the application thereof to any party hereto or any circumstance, is held to be unenforceable, invalid or illegal (in whole or in part) for any reason (in any relevant jurisdiction), the remaining terms, provisions, covenants and conditions of this Indenture or the Notes, modified by the deletion of the unenforceable, invalid or illegal portion (in any relevant jurisdiction), will continue in full force and effect, and such unenforceability, invalidity, or illegality will not otherwise affect the enforceability, validity or legality of the remaining terms, provisions, covenants and conditions of this Indenture or the Notes, as the case may be, so long as this Indenture or the Notes, as the case may be, as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the deletion of such portion of this Indenture or the Notes, as the case may be, will not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.

Section 14.8 Benefits of Indenture. Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Collateral Manager, the Collateral Administrator and the Holders of the Notes and the other Secured Parties any benefit or any legal or equitable right, remedy or claim under this Indenture; provided that, the Co-Placement Agents shall be express third-party beneficiaries of clause (x) of Section 8.1, the second sentence of Section 8.3(c) and Section 16.1(i).

Section 14.9 Legal Holidays. If the date of any Payment Date, Redemption Date or Stated Maturity shall not be a Business Day, then notwithstanding any other provision of the Notes or this Indenture, payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Payment Date, Redemption Date or Stated Maturity date.

Section 14.10 Governing Law. THIS INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THIS INDENTURE AND THE NOTES AND ANY MATTERS ARISING OUT OF OR RELATING IN ANY WAY WHATSOEVER TO THIS INDENTURE OR THE NOTES (WHETHER IN CONTRACT, TORT OR OTHERWISE), SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS.

Section 14.11 Submission to Jurisdiction. With respect to any suit, action or Proceedings relating to this Indenture or any matter between the parties arising under or in connection with this Indenture, each party irrevocably: (i) submits to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and the United States District Court for the Southern District of New York, and any appellate court from any thereof; and (ii) waives any objection which it may have at any time to the laying of venue of any suit, action or Proceedings brought in any such court, waives any claim that such suit, action or Proceedings has been brought in an inconvenient forum and further waives the right to object, with respect to such suit, action or Proceedings, that such court does not have any jurisdiction over such party. Nothing in this Indenture precludes any of the parties from bringing suit, action or Proceedings in any other jurisdiction, nor will the bringing of suit, action or Proceedings in any one or more jurisdictions preclude the bringing of suit, action or Proceedings in any other jurisdiction.

Section 14.12 Waiver of Jury Trial. EACH OF THE ISSUER, THE HOLDERS AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY. Each party hereby (i) certifies that no representative, agent or attorney of the other has represented, expressly or otherwise, that the other would not, in the event of a Proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it has been induced to enter into this Indenture by, among other things, the mutual waivers and certifications in this paragraph.

Section 14.13 Counterparts. This Indenture (and each amendment, modification and waiver in respect of it) and the Notes may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original, and all of which together constitute one and the same instrument. Counterparts may be executed and delivered via facsimile, electronic mail or other transmission method and may be executed by electronic signature (including, without limitation, any .pdf file, .jpeg file, or any other electronic or image file, or any “electronic signature” as defined under E-SIGN or ESRA, which includes any electronic signature provided using Orbit, Adobe Sign, DocuSign, or any other similar platform identified by the Issuer and reasonably available at no undue burden or expense to the Trustee) and any counterpart so delivered shall be valid, effective and legally binding as if such electronic signatures were handwritten signatures and shall be deemed to have been duly and validly delivered for all purposes hereunder. Delivery of an executed counterpart signature page of this Indenture by e-mail (PDF) or telecopy shall be effective as delivery of a manually executed counterpart of this Indenture.

Section 14.14 Acts of Issuer. Any report, information, communication, request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or performed by the Issuer shall be effective if given or performed by the Issuer or by the Collateral Manager on the Issuer’s behalf.

The Issuer agrees to coordinate with the Collateral Manager with respect to any communication to a Rating Agency and to comply with the provisions of this Section 14.14 and Section 14.17, unless otherwise agreed to in writing by the Collateral Manager.

Section 14.15 Confidential Information. (a) The Trustee, the Collateral Administrator and each Holder and beneficial owner of Notes will maintain the confidentiality of all Confidential Information in accordance with procedures adopted by the Issuer or such Holder or beneficial owner in good faith to protect Confidential Information of third parties delivered to such Person; provided that, such Person may deliver or disclose Confidential Information to: (i) such Person’s directors, trustees, officers, employees, agents, attorneys and Affiliates who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 14.15 and to the extent such disclosure is reasonably required for the administration of this Indenture, the matters contemplated hereby or the investment represented by the Notes; (ii) such Person’s legal advisors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 14.15 and to the extent such disclosure is reasonably required for the administration of this Indenture, the matters contemplated hereby or the investment represented by the Notes; (iii) any other Holder, or any of the other parties to this Indenture, the Collateral Management Agreement or the Collateral Administration Agreement; (iv) any Person of the type that would be, to such Person’s knowledge, permitted to acquire Notes in accordance with the requirements of Section 2.5 to which such Person sells or offers to sell any such Note or any part thereof (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 14.15); (v) any other Person from which such Person offers to purchase any security of the Issuer (if such other Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 14.15); (vi) any federal or state or other regulatory, governmental or judicial authority having jurisdiction over such Person; (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about the investment portfolio of such Person, reinsurers and liquidity and credit providers that agree to hold confidential the Confidential Information substantially in accordance with this Section 14.15; (viii) S&P and Moody’s (subject to Section 14.17 and, with respect to the Collateral Administrator, Section 25 of the Collateral Administration Agreement); (ix) any other Person with the consent of the Issuer and the Collateral Manager; or (x) any other Person to which such delivery or disclosure may be necessary or appropriate (A) to effect compliance with any law, rule, regulation or order applicable to such Person, (B) in response to any subpoena or other legal process upon prior notice to the Issuer (unless prohibited by applicable law, rule, order or decree or other requirement having the force of law), (C) in connection with any litigation to which such Person is a party upon prior notice to the Issuer (unless prohibited by applicable law, rule, order or decree or other requirement having the force of law) or (D) if an Event of Default has occurred and is continuing, to the extent such Person may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under the Notes or this Indenture or (E) in the Trustee’s or Collateral Administrator’s performance of its obligations under this Indenture, the Collateral Administration Agreement or other Transaction Document related thereto; provided, further, that delivery to Holders or beneficial owners by the Trustee or the Collateral Administrator of any report or information required by the terms of this Indenture to be provided to Holders or beneficial owners shall not be a violation of this Section 14.15. Each Holder and beneficial owner of Notes agrees, except as set forth in clauses (vi), (vii) and (x) above, that it shall use the Confidential Information for the sole purpose of making an investment in the Notes or administering its investment in the Notes; and that the Trustee and the Collateral Administrator shall neither be required nor authorized to disclose to Holders or beneficial owners of Notes any Confidential Information in violation of this Section 14.15. In the event of any required disclosure of the Confidential Information by such Holder or beneficial owner, such Holder or beneficial owner agrees to use reasonable efforts to protect the confidentiality of the Confidential Information. Each Holder and each beneficial owner of a Note, by its acceptance of its interest in such Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 14.15.

(b) For the purposes of this Section 14.15, “Confidential Information” means information delivered to the Trustee, the Collateral Administrator or any Holder or beneficial owner of Notes by or on behalf of the Issuer in connection with and relating to the transactions contemplated by or otherwise pursuant to this Indenture; provided that, such term does not include information that: (i) was publicly known or otherwise known to the Trustee, the Collateral Administrator or such Holder or beneficial owner prior to the time of such disclosure; (ii) subsequently becomes publicly known through no act or omission by the Trustee, the Collateral Administrator, any Holder or beneficial owner or any Person acting on behalf of the Trustee, the Collateral Administrator or any Holder or beneficial owner; (iii) otherwise is known or becomes known to the Trustee, the Collateral Administrator or any Holder or beneficial owner other than (x) through disclosure by the Issuer or (y) to the knowledge of the Trustee, the Collateral Administrator or a Holder or beneficial owner, as the case may be, in each case after reasonable inquiry, as a result of the breach of a fiduciary duty to the Issuer or a contractual duty to the Issuer; or (iv) is allowed to be treated as non-confidential by consent of the Issuer.

(c) Notwithstanding the foregoing, the Trustee and the Collateral Administrator may disclose Confidential Information to the extent disclosure thereof may be required by law or by any regulatory or governmental authority, and the Trustee and the Collateral Administrator may disclose on a confidential basis any Confidential Information to its agents, attorneys and auditors in connection with the performance of its responsibilities hereunder or under the Collateral Administration Agreement.

Section 14.16 [Reserved] .

Section 14.17 Communications with Rating Agencies. If the Issuer shall receive any written or oral communication from any Rating Agency (or any of their respective officers, directors or employees) with respect to the transactions contemplated hereby or under the Transaction Documents or in any way relating to the Notes, the Issuer agrees to refrain from communicating with such Rating Agency and to promptly (and, in any event, within one Business Day) notify the Collateral Manager of such communication. The Issuer agrees that in no event shall it engage in any oral or written communication with respect to the transactions contemplated hereby or under the Transaction Documents or in any way relating to the Notes with any Rating Agency (or any of their respective officers, directors or employees) without the participation of the Collateral Manager, unless otherwise agreed to in writing by the Collateral Manager. The Trustee agrees that in no event shall a Bank Officer engage in any oral or written communication with respect to the transactions contemplated hereby or under the Transaction Documents or in any way relating to the Notes with any Rating Agency without the prior written consent (which may be in the form of e-mail correspondence) or participation of the Collateral Manager, unless otherwise agreed to in writing by the Collateral Manager; provided that, nothing in this Section 14.17 shall prohibit the Trustee from making available on its internet website the Monthly Reports, Distribution Reports and other notices or documentation relating to the Notes or this Indenture.

ARTICLE XV

ASSIGNMENT OF COLLATERAL MANAGEMENT AGREEMENT

Section 15.1 Assignment of Collateral Management Agreement. (a) The Issuer hereby acknowledges that its Grant pursuant to the first Granting Clause hereof includes all of the Issuer’s estate, right, title and interest in, to and under the Collateral Management Agreement, including (i) the right to give all notices, consents and releases thereunder, (ii) the right to give all notices of termination and to take any legal action upon the breach of an obligation of the Collateral Manager thereunder, including the commencement, conduct and consummation of Proceedings at law or in equity, (iii) the right to receive all notices, accountings, consents, releases and statements thereunder and (iv) the right to do any and all other things whatsoever that the Issuer is or may be entitled to do thereunder; provided that, notwithstanding anything herein to the contrary, the Trustee shall not have the authority to exercise any of the rights set forth in (i) through (iv) above or that may otherwise arise as a result of the Grant until the occurrence of an Event of Default hereunder and such authority shall terminate at such time, if any, as such Event of Default is cured or waived.

(b) The assignment made hereby is executed as collateral security, and the execution and delivery hereby shall not in any way impair or diminish the obligations of the Issuer under the provisions of the Collateral Management Agreement, nor shall any of the obligations contained in the Collateral Management Agreement be imposed on the Trustee.

(c) Upon the retirement of the Notes, the payment of all amounts required to be paid pursuant to the Priority of Payments and the release of the Assets from the lien of this Indenture, this assignment and all rights herein assigned to the Trustee for the benefit of the Secured Parties shall cease and terminate and all the estate, right, title and interest of the Trustee in, to and under the Collateral Management Agreement shall revert to the Issuer and no further instrument or act shall be necessary to evidence such termination and reversion.

(d) The Issuer represents that the Issuer has not executed any other assignment of the Collateral Management Agreement.

(e) The Issuer agrees that this assignment is irrevocable, and that it will not take any action which is inconsistent with this assignment or make any other assignment inconsistent herewith. The Issuer will, from time to time, execute all instruments of further assurance and all such supplemental instruments with respect to this assignment as may be necessary to continue and maintain the effectiveness of such assignment.

(f) Upon a Bank Officer of the Trustee receiving written notice from the Collateral Manager that an event constituting “Cause” as defined in the Collateral Management Agreement has occurred, the Trustee shall, not later than one Business Day thereafter, notify the Noteholders (as their names appear in the Register).

ARTICLE XVI

HEDGE AGREEMENTS

Section 16.1 Hedge Agreements. (a) Subject to the terms of this Section 16.1, the Issuer (or the Collateral Manager on behalf of the Issuer) may enter into Hedge Agreements from time to time on or after the Closing Date solely for the purpose of managing interest rate and/or foreign exchange risks in connection with the Issuer’s issuance of, and making payments on, the Notes. The Issuer (or the Collateral Manager on behalf of the Issuer) shall promptly provide written notice of entry into any Hedge Agreement to the Trustee and the Collateral Administrator. Notwithstanding anything to the contrary contained in this Indenture, the Issuer (or the Collateral Manager on behalf of the Issuer) shall not enter into any Hedge Agreement unless the Global Rating Agency Condition has been satisfied with respect thereto. The Issuer shall provide a copy of each Hedge Agreement to each Rating Agency and the Trustee.

(b) Each Hedge Agreement shall contain appropriate limited recourse and non-petition provisions equivalent (mutatis mutandis) to those contained in Section 13.1(d) and Section 2.7(i). Each Hedge Counterparty shall be required to have, at the time that any Hedge Agreement to which it is a party is entered into, the Required Hedge Counterparty Ratings unless the Global Rating Agency Condition is satisfied or credit support is provided as set forth in the Hedge Agreement. Payments with respect to Hedge Agreements shall be subject to Article XI. Each Hedge Agreement shall contain an acknowledgement by the Hedge Counterparty that the obligations of the Issuer to the Hedge Counterparty under the relevant Hedge Agreement shall be payable in accordance with Article XI.

(c) In the event of any early termination of a Hedge Agreement with respect to which the Hedge Counterparty is the sole “defaulting party” or “affected party” (each as defined in the Hedge Agreements), notwithstanding any term hereof to the contrary, (i) any termination payment paid by the Hedge Counterparty to the Issuer may be paid to a replacement Hedge Counterparty at the direction of the Collateral Manager and (ii) any payment received from a replacement Hedge Counterparty may be paid to the replaced Hedge Counterparty at the direction of the Collateral Manager under the terminated Hedge Agreement.

(d) The Issuer (or the Collateral Manager on its behalf) shall, upon receiving written notice of the exposure calculated under a credit support annex to any Hedge Agreement, if applicable, make a demand to the relevant Hedge Counterparty and its credit support provider, if applicable, for securities having a value under such credit support annex equal to the required credit support amount.

(e) Each Hedge Agreement will, at a minimum, (i) include requirements for collateralization by or replacement of the Hedge Counterparty (including timing requirements) that satisfy Rating Agency criteria in effect at the time of execution of the Hedge Agreement and (ii) permit the Issuer to terminate such agreement (with the Hedge Counterparty bearing the costs of any replacement Hedge Agreement) for failure to satisfy such requirement.

(f) The Issuer shall give prompt notice to each Rating Agency of any termination of a Hedge Agreement or agreement to provide Hedge Counterparty credit support. Any collateral received from a Hedge Counterparty under a Hedge Agreement shall be deposited in the Hedge Counterparty Collateral Account.

(g) If a Hedge Counterparty has defaulted in the payment when due of its obligations to the Issuer under a Hedge Agreement, promptly after becoming aware thereof the Collateral Manager shall make a demand on such Hedge Counterparty (or its guarantor under the Hedge Agreement) with a copy to the Trustee, demanding payment thereunder.

(h) Each Hedge Agreement shall provide that it may not be terminated due to the occurrence of an Event of Default until liquidation of the Assets pursuant to Sections 5.4 and 5.5 has commenced.

(i) The Issuer will not be permitted to enter into or amend Hedge Agreements unless the following conditions are satisfied: (a) it obtains an opinion of counsel of national reputation experienced in such matters that either (i) the Issuer entering into such Hedge Agreement will not cause it to be considered a “commodity pool” as defined in Section 1a(10) of the CEA or (ii) if the Issuer would be a commodity pool, that (A) the Collateral Manager, and no other party, would be the commodity pool operator and commodity trading adviser and (B) with respect to the Issuer as a commodity pool, the Collateral Manager is eligible for an exemption from registration as a commodity pool operator and commodity trading adviser and all conditions precedent to obtaining such an exemption have been satisfied; (b) the Collateral Manager agrees in writing (or the supplemental indenture requires) that for so long as the Issuer is a commodity pool it will take all actions necessary to ensure ongoing compliance with the applicable exemption from registration as a commodity pool operator and commodity trading adviser with respect to the Issuer, and any other actions required as a commodity pool operator and commodity trading adviser with respect to the Issuer; (c) the Issuer receives a written opinion of counsel of national reputation experienced in such matters that the Issuer entering into such Hedge Agreement will not cause the Issuer to become a “hedge fund or a private equity fund” as defined for the purposes of Section 13 of the Bank Holding Company Act, as amended; (d) the Issuer receives the consent of a Majority of the Controlling Class; (e) the Global Rating Agency Condition has been satisfied; and (f) the Collateral Manager has certified to the Issuer and the Trustee that (A) the written terms of such Hedge Agreement directly relate to the Collateral Obligations and the Notes and (B) such Hedge Agreement reduces the interest rate and/or foreign exchange risks related to the Collateral Obligations and the Notes.

[Signature Pages Follow]

IN WITNESS WHEREOF, we have set our hands as of the day and year first written above.

ADS CLO 2 LLC, as Issuer

By Apollo Debt Solutions BDC, its designated manager

By	/s/ Kristin Hester
Name: Kristin Hester
Title: Vice President

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By	/s/ Ralph J. Creasia, Jr.
Name: Ralph J. Creasia, Jr.
Title: Senior Vice President

SCHEDULE 1

APPROVED INDEX LIST

1.	Merrill Lynch Investment Grade Corporate Master Index

2.	CSFB Leveraged Loan Index

3.	JPMorgan Domestic High Yield Index

4.	Merrill Lynch High Yield Master Index

5.	Deutsche Bank Leveraged Loan Index

6.	Goldman Sachs/Loan Pricing Corporation Liquid Leveraged Loan Index

7.	Morningstar/LSTA Leveraged Loan Index

S-1-1

SCHEDULE 2

S&P INDUSTRY CLASSIFICATIONS

Asset Type	Description
1020000	Energy Equipment and Services
1030000	Oil, Gas and Consumable Fuels
1033403	Mortgage Real Estate Investment Trusts (REITs)
2020000	Chemicals
2030000	Construction Materials
2040000	Containers and Packaging
2050000	Metals and Mining
2060000	Paper and Forest Products
3020000	Aerospace and Defense
3030000	Building Products
3040000	Construction & Engineering
3050000	Electrical Equipment
3060000	Industrial Conglomerates
3070000	Machinery
3080000	Trading Companies and Distributors
3110000	Commercial Services and Supplies
3210000	Air Freight and Logistics
3220000	Passenger Airlines
3230000	Marine Transportation
3240000	Ground Transportation
3250000	Transportation Infrastructure
4011000	Automobile Components
4020000	Automobiles
4110000	Household Durables
4120000	Leisure Products
4130000	Textiles, Apparel and Luxury Goods
4210000	Hotels, Restaurants and Leisure
4300001	Entertainment
4300002	Interactive Media and Services
4310000	Media
4410000	Distributors
4430000	Broadline Retail
4440000	Specialty Retail
5020000	Consumer and Staples Distribution and Retail
5110000	Beverages
5120000	Food Products
5130000	Tobacco

S-2-1

5210000	Household Products
5220000	Personal Care Products
6020000	Health Care Equipment and Supplies
6030000	Health Care Providers and Services
6110000	Biotechnology
6120000	Pharmaceuticals
7011000	Banks
7110000	Diversified Financial Services
7120000	Consumer Finance
7130000	Capital Markets
7210000	Insurance
7310000	Real Estate Management and Development
7311000	Diversified REITs
8030000	IT Services
8040000	Software
8110000	Communications Equipment
8120000	Technology Hardware, Storage and Peripherals
8130000	Electronic Equipment, Instruments and Components
8210000	Semiconductors and Semiconductor Equipment
9020000	Diversified Telecommunication Services
9030000	Wireless Telecommunication Services
9520000	Electric Utilities
9530000	Gas Utilities
9540000	Multi-Utilities
9550000	Water Utilities
9551701	Diversified Consumer Services
9551702	Independent Power and Renewable Electricity Producers
9551727	Life Sciences Tools & Services
9551729	Health Care Technology
9612010	Professional Services
9622292	Residential REITs
9622294	Industrial REITs
9622295	Hotel and Resort REITs
9622296	Office REITs
9622297	Health Care REITs
9622298	Retail REITs
9622299	Specialized REITs
PF1	Project finance: industrial equipment
PF2	Project finance: leisure and gaming
PF3	Project finance: natural resources and mining
PF4	Project finance: oil and gas
PF5	Project finance: power

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PF6	Project finance: public finance and real estate
PF7	Project finance: telecommunications
PF8	Project finance: transport

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SCHEDULE 3

MOODY’S RATING DEFINITIONS

MOODY’S DEFAULT PROBABILITY RATING

(a) Subject to clause (e) below, with respect to a Collateral Obligation, if the Obligor of such Collateral Obligation has a CFR, then such CFR;

(b) Subject to clause (e) below, with respect to a Collateral Obligation, if not determined pursuant to clause (a) above, if the Obligor of such Collateral Obligation has one or more senior unsecured obligations with an Assigned Moody’s Rating (other than any estimated rating), then the Assigned Moody’s Rating on any such obligation as selected by the Collateral Manager in its sole discretion;

(c) Subject to clause (e) below, with respect to a Collateral Obligation, if not determined pursuant to clauses (a) or (b) above, if the Obligor of such Collateral Obligation has one or more senior secured obligations with an Assigned Moody’s Rating, then the Moody’s rating that is one subcategory lower than the Assigned Moody’s Rating on any such senior secured obligation as selected by the Collateral Manager in its sole discretion; provided that if a Collateral Obligation has an Assigned Moody’s Rating determined pursuant to clause (A)(i) of the proviso to the definition of such term, the Moody’s rating will be such Assigned Moody’s Rating for the 90 day period set forth therein;

(d) Subject to clause (e) below, with respect to a Collateral Obligation if not determined pursuant to clauses (a), (b) or (c) above, the Collateral Manager may elect to use either (x) a rating estimated in good faith by the Collateral Manager in accordance with the Moody’s RiskCalc Calculation; provided that (1) no more than 20% (or such higher percentage as Moody’s may confirm) of the Collateral Principal Amount may consist of Collateral Obligations that have a Moody’s Default Probability Rating assigned using the Moody’s RiskCalc Calculation (using GAAP audited financial statements) and (2) no more than 10% (or such higher percentage as Moody’s may confirm) of the Collateral Principal Amount may consist of Collateral Obligations that have a Moody’s Default Probability Rating assigned using the Moody’s RiskCalc Calculation (using “quality of earnings” reports to make such calculation as permitted by the definition of “Pre-Qualifying Conditions”) or (y) if a rating estimate has been assigned to such Collateral Obligation by Moody’s upon the request of the Issuer, the Collateral Manager or an Affiliate of the Collateral Manager, then such rating estimate as long as such rating estimate or a renewal for such rating estimate has been issued or provided by Moody’s in each case within the 15 month period preceding the date on which the Moody’s Default Probability Rating is being determined; provided that, if such rating estimate has been issued or provided by Moody’s for a period (x) longer than 12 months but not beyond 15 months, the Moody’s Default Probability Rating will be one subcategory lower than such rating estimate and (y) beyond 15 months, the Moody’s Default Probability Rating will be deemed to be “Caa3;”

(e) If such Collateral Obligation is a DIP Collateral Obligation, the Moody’s Derived Rating set forth in clause (a) in the definition thereof;

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(f) With respect to a Collateral Obligation if not determined pursuant to any of clauses (a) through (e) above and at the election of the Collateral Manager, the Moody’s Derived Rating; and

(g) With respect to a Collateral Obligation if not determined pursuant to any of clauses (a) through (f) above, the Collateral Obligation will be deemed to have a Moody’s Default Probability Rating of “Caa3.”

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MOODY’S RATING

With respect to any Collateral Obligation, as of any date of determination, that rating determined in accordance with the following methodology:

(a) if such Collateral Obligation is a Senior Secured Loan other than a DIP Collateral Obligation:

(1) if such Collateral Obligation has an Assigned Moody’s Rating, such Assigned Moody’s Rating;

(2) if such Collateral Obligation does not have an Assigned Moody’s Rating but the Obligor of such Collateral Obligation has a CFR, then the Moody’s rating that is one subcategory higher than such CFR;

(3) if neither clause (1) nor (2) above apply, if such Collateral Obligation does not have an Assigned Moody’s Rating but the Obligor of such Collateral Obligation has one or more senior unsecured obligations with an Assigned Moody’s Rating, then the Moody’s rating that is two subcategories higher than the Assigned Moody’s Rating on any such obligation as selected by the Collateral Manager in its sole discretion;

(4) if none of clauses (1) through (3) above apply, at the election of the Collateral Manager, the Moody’s Derived Rating; and

(5) if none of clauses (1) through (4) above apply, the Collateral Obligation will be deemed to have a Moody’s Rating of “B3;” and

(b) with respect to a Collateral Obligation other than a Senior Secured Loan or a DIP Collateral Obligation:

(1) if such Collateral Obligation has an Assigned Moody’s Rating, such Assigned Moody’s Rating;

(2) if such Collateral Obligation does not have an Assigned Moody’s Rating but the Obligor of such Collateral Obligation has one or more senior unsecured obligations with an Assigned Moody’s Rating, then the Assigned Moody’s Rating on any such obligation as selected by the Collateral Manager in its sole discretion;

(3) if neither clause (1) nor (2) above apply, if such Collateral Obligation does not have an Assigned Moody’s Rating but the Obligor of such Collateral Obligation has a CFR, then the Moody’s rating that is one subcategory lower than such CFR;

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(4) if none of clauses (1), (2) or (3) above apply, if such Collateral Obligation does not have an Assigned Moody’s Rating but the Obligor of such Collateral Obligation has one or more subordinated debt obligations with an Assigned Moody’s Rating, then the Moody’s rating that is one subcategory higher than the Assigned Moody’s Rating on any such obligation as selected by the Collateral Manager in its sole discretion;

(5) if none of clauses (1) through (4) above apply, at the election of the Collateral Manager, the Moody’s Derived Rating; and

(6) if none of clauses (1) through (5) above apply, the Collateral Obligation will be deemed to have a Moody’s Rating of “B3”; and

(c) with respect to any Collateral Obligation that is a DIP Collateral Obligation, the Moody’s Derived Rating set forth in clause (a) in the definition thereof.

MOODY’S DERIVED RATING

With respect to a Collateral Obligation whose Moody’s Rating or Moody’s Default Probability Rating is determined as the Moody’s Derived Rating, the rating is determined in the manner set forth below:

(a) with respect to any DIP Collateral Obligation, (x) the Moody’s Default Probability Rating of such Collateral Obligation shall be the rating which is one subcategory below the facility rating (whether public or private) of such DIP Collateral Obligation rated by Moody’s and (y) the Moody’s Rating of such Collateral Obligation shall be the facility rating (whether public or private) of such DIP Collateral Obligation rated by Moody’s; provided, however, (A) if such facility rating has been withdrawn by Moody’s and a new facility rating has not been issued by Moody’s, the facility rating of such DIP Collateral Obligation shall be the facility rating from Moody’s applicable to such DIP Collateral Obligation prior to such withdrawal; provided further that if such DIP Collateral Obligation was assigned a point-in-time rating by Moody’s, the Moody’s Derived Rating shall be such rating for 12 months after the assignment of such rating, following which such DIP Collateral Obligation shall have a Moody’s Derived Rating one subcategory below such point-in-time rating; provided that after 15 months following the assignment of such rating, the Moody’s Derived Rating for such DIP Collateral Obligation shall be deemed to be “Caa3” and (B) if any such Collateral Obligation that is a DIP Collateral Obligation is newly issued and the Collateral Manager expects a Moody’s facility rating within 90 days, the Moody’s Rating of such Collateral Obligation will be (1) as determined by the Collateral Manager for a period of up to 90 days after acquisition of such DIP Collateral Obligation if the Collateral Manager certifies to the Trustee and the Collateral Administrator that the Collateral Manager believes, based on information available to it at the time, such anticipated rating from Moody’s will be at least equal to the rating assigned by the Collateral Manager; provided that such rating determined pursuant to this clause (1) shall be no higher than “B2” and (2) “Caa3” following such 90 day period, unless, during such 90 day period, the Collateral Manager has requested the extension of such period and Moody’s, in its sole discretion, has granted such request; provided that if a Moody’s facility rating is assigned to such Collateral Obligation at any time during such 90 day period (or such extension period, if applicable), such Moody’s facility rating shall apply;

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(b) if not determined pursuant to clause (a) above, then by using any one of the methods provided below:

(1) pursuant to the table below:

Type of Collateral Obligation	S&P Rating or Fitch Rating (Public and Monitored)*	Collateral Obligation Rated by S&P or Fitch	Number of Subcategories Relative to Moody’s Equivalent of S&P Rating or Fitch Rating
Not Structured Finance Obligation	≥ BBB-	Not a Loan or Participation Interest in Loan	-1
Not Structured Finance Obligation	≤ BB+	Not a Loan or Participation Interest in Loan	-2
Not Structured Finance Obligation		Loan or Participation Interest in Loan	0

(2) In the event, the Collateral Obligation does not have an S&P rating or a Fitch rating, but another security or obligation of the Obligor is publicly rated by S&P or Fitch:

Obligation Category of Rated Obligation	Number of Subcategories Relative to Rated Obligation Rating
Senior secured obligation	-1
Unsecured obligation	0
Subordinated obligation	+1

or

(3) if such Collateral Obligation is a DIP Collateral Obligation, the Moody’s Derived Rating may be determined based on a rating by S&P, Fitch or any other rating agency; and

(c) if not determined pursuant to clauses (a) or (b) above and such Collateral Obligation is not rated by Moody’s or S&P and no other security or obligation of the issuer of such Collateral Obligation is rated by Moody’s or S&P, and if Moody’s has been requested by the Issuer, the Collateral Manager or the issuer of such Collateral Obligation to assign a rating or rating estimate with respect to such Collateral Obligation but such rating or rating estimate has not been received, pending receipt of such estimate, the Moody’s Derived Rating of such Collateral Obligation for purposes of the definitions of Moody’s Rating or Moody’s Default Probability Rating shall be (i) “B3” or lower if the Collateral Manager certifies to the Trustee and the Collateral Administrator that the Collateral Manager believes that such estimate shall be at least “B3” or lower and if the Aggregate Principal Balance of Collateral Obligations determined pursuant to this clause (c)(i) and clause (a) above does not exceed 5% of the Collateral Principal Amount or (ii) otherwise, “Caa1.”

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SCHEDULE 4

S&P RECOVERY RATE TABLES

1.	S&P Recovery Rates

(a)	(i) If a Collateral Obligation has an S&P Recovery Rating, the S&P Recovery Rate for such Collateral Obligation shall be determined as follows:

S&P Recovery Rating of a Collateral Obligation	S&P Recovery Estimate** from S&P published reports***	Initial Liability Rating
		“AAA”	“AA”	“A”	“BBB”	“BB”
1+	100	75.00%	85.00%	88.00%	90.00%	92.00%
1	95	70.00%	80.00%	84.00%	87.50%	91.00%
1	90	65.00%	75.00%	80.00%	85.00%	90.00%
2	85	62.50%	72.50%	77.50%	83.00%	88.00%
2	80	60.00%	70.00%	75.00%	81.00%	86.00%
2	75	55.00%	65.00%	70.50%	77.00%	82.50%
2	70	50.00%	60.00%	66.00%	73.00%	79.00%
3	65	45.00%	55.00%	61.00%	68.00%	73.00%
3	60	40.00%	50.00%	56.00%	63.00%	67.00%
3	55	35.00%	45.00%	51.00%	58.00%	63.00%
3	50	30.00%	40.00%	46.00%	53.00%	59.00%
4	45	28.50%	37.50%	44.00%	49.50%	53.50%
4	40	27.00%	35.00%	42.00%	46.00%	48.00%
4	35	23.50%	30.50%	37.50%	42.50%	43.50%
4	30	20.00%	26.00%	33.00%	39.00%	39.00%
5	25	17.50%	23.00%	28.50%	32.50%	33.50%
5	20	15.00%	20.00%	24.00%	26.00%	28.00%
5	15	10.00%	15.00%	19.50%	22.50%	23.50%
5	10	5.00%	10.00%	15.00%	19.00%	19.00%
6	5	3.50%	7.00%	10.50%	13.50%	14.00%
6	0	2.00%	4.00%	6.00%	8.00%	9.00%

*	Or such other replacement chart or charts (or portion thereof) based on published S&P criteria or provided by S&P and the Collateral Manager.
**	The recovery estimate from S&P published reports for a given loan is rounded down to the nearest 5%.
***

If a recovery estimate is not available from S&P’s published reports for a given loan with an S&P Recovery Rating of ‘1’ through ‘6’, the lower estimate for the applicable recovery rating will be assumed.

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(ii) If (x) a Collateral Obligation does not have an S&P Recovery Rating and such Collateral Obligation is a senior unsecured loan, second lien loan or unsecured bond and (y) the issuer of such Collateral Obligation has issued another debt instrument that is outstanding and senior to such Collateral Obligation (a “Senior Secured Debt Instrument”) that has an S&P Recovery Rating, the S&P Recovery Rate for such Collateral Obligation shall be determined as follows:

For Collateral Obligations Domiciled in Group A

S&P Recovery Rating of the Senior Secured Debt Instrument	Initial Liability Rating
	“AAA”	“AA”	“A”	“BBB”	“BB”	“B” and below
1+	18%	20%	23%	26%	29%	31%
1	18%	20%	23%	26%	29%	31%
2	18%	20%	23%	26%	29%	31%
3	12%	15%	18%	21%	22%	23%
4	5%	8%	11%	13%	14%	15%
5	2%	4%	6%	8%	9%	10%
6	—%	—%	—%	—%	—%	—%
	Recovery rate

For Collateral Obligations Domiciled in Group B

S&P Recovery Rating of the Senior Secured Debt Instrument	Initial Liability Rating

	“AAA”	“AA”	“A”	“BBB”	“BB”	“B” and below
1+	13%	16%	18%	21%	23%	25%
1	13%	16%	18%	21%	23%	25%
2	13%	16%	18%	21%	23%	25%
3	8%	11%	13%	15%	16%	17%
4	5%	5%	5%	5%	5%	5%
5	2%	2%	2%	2%	2%	2%
6	—%	—%	—%	—%	—%	—%
	Recovery rate

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For Collateral Obligations Domiciled in Group C

S&P Recovery Rating of the Senior Secured Debt Instrument	Initial Liability Rating
	“AAA”	“AA”	“A”	“BBB”	“BB”	“B” and below
1+	10%	12%	14%	16%	18%	20%
1	10%	12%	14%	16%	18%	20%
2	10%	12%	14%	16%	18%	20%
3	5%	7%	9%	10%	11%	12%
4	2%	2%	2%	2%	2%	2%
5	—%	—%	—%	—%	—%	—%
6	—%	—%	—%	—%	—%	—%
	Recovery rate

(iii) If (x) a Collateral Obligation does not have an S&P Recovery Rating and such Collateral Obligation is a subordinated loan or a subordinated bond and (y) the issuer of such Collateral Obligation has issued another debt instrument that is outstanding and senior to such Collateral Obligation that is a Senior Secured Debt Instrument that has an S&P Recovery Rating, the S&P Recovery Rate for such Collateral Obligation shall be determined as follows:

For Collateral Obligations Domiciled in Groups A and B

S&P Recovery Rating of the Senior Secured Debt Instrument	Initial Liability Rating
	“AAA”	“AA”	“A”	“BBB”	“BB”	“B” and below
1+	8%	8%	8%	8%	8%	8%
1	8%	8%	8%	8%	8%	8%
2	8%	8%	8%	8%	8%	8%
3	5%	5%	5%	5%	5%	5%
4	2%	2%	2%	2%	2%	2%
5	—%	—%	—%	—%	—%	—%
6	—%	—%	—%	—%	—%	—%
	Recovery rate

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For Collateral Obligations Domiciled in Group C

S&P Recovery Rating of the Senior Secured Debt Instrument	Initial Liability Rating
	“AAA”	“AA”	“A”	“BBB”	“BB”	“B” and below
1+	5%	5%	5%	5%	5%	5%
1	5%	5%	5%	5%	5%	5%
2	5%	5%	5%	5%	5%	5%
3	2%	2%	2%	2%	2%	2%
4	—%	—%	—%	—%	—%	—%
5	—%	—%	—%	—%	—%	—%
6	—%	—%	—%	—%	—%	—%
	Recovery rate

(b)	If a recovery rate cannot be determined using clause (a), the recovery rate shall be determined using the following table.

Recovery rates for Obligors Domiciled in Group A, B or C:

Priority Category	Initial Liability Rating
	“AAA”	“AA”	“A”	“BBB”	“BB”	“B” and “CCC”
Senior Secured Loans*
Group A	50%	55%	59%	63%	75%	79%
Group B	39%	42%	46%	49%	60%	63%
Group C	17%	19%	27%	29%	31%	34%
Senior Secured Loans (Cov-Lite Loans and Senior Secured Bonds)*,**
Group A	41%	46%	49%	53%	63%	67%
Group B	32%	35%	39%	41%	50%	53%
Group C	17%	19%	27%	29%	31%	34%
Senior unsecured loans, First-Lien Last-Out Loans, Senior Secured Notes and Second Lien Loans***
Group A	18%	20%	23%	26%	29%	31%
Group B	13%	16%	18%	21%	23%	25%
Group C	10%	12%	14%	16%	18%	20%
Subordinated loans and High Yield Bonds
Group A	8%	8%	8%	8%	8%	8%
Group B	8%	8%	8%	8%	8%	8%
Group C	5%	5%	5%	5%	5%	5%
	Recovery rate

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Priority Category	Initial Liability Rating

Group A:   Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong SAR, Ireland, Israel, Italy, Japan, Luxembourg, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, U.K. and United States

Group B:   Brazil, Czech Republic, Mexico, Poland and South Africa

Group C:   Dubai International Finance Centre, Greece, India, Indonesia, Kazakhstan, Romania, Russian, Turkey, Ukraine, the United Arab Emirates, Vietnam and others not included in Group A or Group B

*

Solely for the purpose of determining the S&P Recovery Rate for such loan or bond, no loan or bond will constitute a “Senior Secured Loan” or “Senior Secured Bond”, as applicable, unless such obligation (a) is secured by a valid first priority security interest in collateral and is not (and cannot by its terms become) subordinated in right of payment to any other obligation of the obligor, (b) is not secured solely or primarily by equity or common stock and (c) in the Collateral Manager’s commercially reasonable judgment (with such determination being made in good faith by the Collateral Manager at the time of such obligation’s purchase and based upon information reasonably available to the Collateral Manager at such time and without any requirement of additional investigation beyond the Collateral Manager’s customary credit review procedures), is secured by specified collateral that has a value not less than an amount equal to the sum of (i) the aggregate principal amount of all debt obligations senior or pari passu to such obligations and (ii) the outstanding principal balance of such obligation, which value may be derived from, among other things, the enterprise value of the issuer of such obligation (provided that, the terms of this footnote may be amended or revised at any time by a written agreement of the Issuer and the Collateral Manager upon written notice to the Trustee and the Collateral Administrator (without the consent of any Holder of any Note), subject to the satisfaction of the S&P Rating Condition, in order to conform to S&P then-current criteria for such obligations); provided that, if (x) a senior secured loan secured primarily by equity or common stock was upgraded by S&P to an investment-grade rating less than three months prior to such date of determination and (y) as a result of such upgrade, S&P withdrew the S&P Recovery Rating that had been assigned to such loan prior to such upgrade, the Collateral Manager will be able to determine the S&P Recovery Rating for such loan using the withdrawn S&P Recovery Rating pursuant to the table under clause (a) above.

**

For purposes of determining the S&P Recovery Rate of a Collateral Obligation that is a Senior Secured Loan that is also a Cov-Lite Loan, the proviso in the definition of “Cov-Lite Loan” shall have no effect.

***

For purposes of determining the S&P Recovery Rate of a Collateral Obligation that is a Senior Secured Loan that is also a First-Lien Last-Out Loan shall be deemed to be a First-Lien Last-Out Loan. Second Lien Loans with an aggregate principal balance in excess of 15% of the Collateral Principal Amount shall use the “Subordinated loans” Priority Category for the purpose of determining their S&P Recovery Rate.

2.	S&P CDO Monitor

(a)	Weighted Average S&P Recovery Rate:

(i) for the initial 10,000 cases:

Highest Ranking Class	An Amount (in increments of 0.10%):
	Not Less Than (%)	Not Greater Than (%)
“AAA”	35	47.5
“AA”	35	47.5
“A”	35	47.5
“BBB”	35	47.5
“BB”	35	47.5

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(ii) thereafter:

Highest Ranking Class	An Amount (in increments of 0.01%):
	Not Less Than (%)	Not Greater Than (%)
“AAA”	30	90
“AA”	30	90
“A”	30	90
“BBB”	30	90
“BB”	30	90

(b)	Weighted Average Floating Spread:

(i) For the initial 10,000 cases, a spread between 3.15% and 4.75% (in increments of 0.02%) and (ii) thereafter, the lesser of (x) a spread between 2.25% and 5.30% (in increments of 0.01%) as chosen by the Collateral Manager and (y) the Weighted Average Floating Spread.

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SCHEDULE 5

S&P RATINGS DEFINITIONS

“S&P Rating” means, with respect to any Collateral Obligation (other than a Current Pay Obligation that is solely a Current Pay Obligation by virtue of the proviso in the definition thereof), as of any date of determination, the rating determined as follows:

(a) with respect to a Collateral Obligation that is not a DIP Collateral Obligation (i) if there is an issuer credit rating of the issuer of such Collateral Obligation by S&P as published (which may be via email) by S&P, or the guarantor which unconditionally and irrevocably guarantees such Collateral Obligation pursuant to a form of guaranty that complies with then-current S&P criteria, then the S&P Rating will be such rating (regardless of whether there is a published rating by S&P on the Collateral Obligations of such issuer held by the Issuer) or (ii) if there is no issuer credit rating of the issuer by S&P but (A) if there is a senior unsecured rating on any obligation or security of the issuer, the S&P Rating of such Collateral Obligation will equal such rating; (B) if there is: (I) a senior secured rating on any obligation or security of the issuer of “CCC-” or above, then the S&P Rating of such Collateral Obligation will be the higher of one subcategory below such rating and “CCC-”; and (II) a senior secured rating on any obligation or security of the issuer of less than “CCC-”, then the S&P Rating of such Collateral Obligation shall be such rating; and (C) if there is a subordinated rating on any obligation or security of the issuer, then the S&P Rating of such Collateral Obligation will be one subcategory above such rating;

(b) with respect to any Collateral Obligation that is a DIP Collateral Obligation, the S&P Rating thereof will be the credit rating assigned to such issue by S&P, or if such DIP Collateral Obligation was assigned a point-in-time rating by S&P that was withdrawn, such withdrawn rating may be used for 12 months after the assignment of such rating (provided that if any such Collateral Obligation that is a DIP Collateral Obligation is newly issued and the Collateral Manager expects an S&P credit rating within 90 days, the S&P Rating of such Collateral Obligation will be (1) as determined by the Collateral Manager in its commercially reasonable judgment for a period of up to 90 days after acquisition of such DIP Collateral Obligation and (2) “CCC-” following such 90 day period; unless, during such 90 day period, the Collateral Manager has requested the extension of such period and S&P, in its sole discretion, has granted such request; provided that if an S&P Rating is assigned to such Collateral Obligation at any time during such 90 day period (or such extension period, if applicable), such S&P Rating shall apply);

(c) if an obligation of the issuer is publicly rated by Moody’s, then the S&P Rating will be determined in accordance with the methodologies for establishing the Moody’s Rating set forth above except that the S&P Rating of such obligation will be the higher of (i) the S&P equivalent of the Moody’s Rating and (ii) “CCC-”; provided that the Aggregate Principal Balance of the Collateral Obligations that may have an S&P Rating derived from a Moody’s Rating as set forth in this clause (c) may not exceed 10.0% of the Collateral Principal Amount;

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(d) the S&P Rating may be based on a credit estimate provided by S&P, and in connection therewith, the Issuer, the Collateral Manager on behalf of the Issuer or the issuer of such Collateral Obligation shall, prior to or within 30 days after the acquisition of such Collateral Obligation, apply (and concurrently submit all available Required S&P Credit Estimate Information in respect of such application) to S&P for a credit estimate which will be its S&P Rating; provided that, until the receipt from S&P of such estimate, such Collateral Obligation will have an S&P Rating as determined by the Collateral Manager in its sole discretion if the Collateral Manager certifies to the Trustee that it believes that such S&P Rating determined by the Collateral Manager is commercially reasonable and will be at least equal to such rating; provided, further, that if such Required S&P Credit Estimate Information is not submitted within such 30-day period, then, pending receipt from S&P of such estimate, the Collateral Obligation will have (1) the S&P Rating as determined by the Collateral Manager for a period of up to 90 days after acquisition of such Collateral Obligation and (2) an S&P Rating of “CCC-” following such 90 day period; unless, during such 90 day period, the Collateral Manager has requested the extension of such period and S&P, in its sole discretion, has granted such request; provided, further, that such confirmed or updated credit estimate will expire on the 12 month anniversary of such confirmation or update, unless confirmed or updated prior thereto;

(e) with respect to a DIP Collateral Obligation, if the S&P Rating cannot otherwise be determined pursuant to this definition, the S&P Rating of such Collateral Obligation will be “CCC-”; and

(f) with respect to a Collateral Obligation that is not a Defaulted Obligation, the S&P Rating of such Collateral Obligation will at the election of the Issuer (at the direction of the Collateral Manager) be “CCC-”; provided that (i) the Collateral Manager expects the Obligor in respect of such Collateral Obligation to continue to meet its payment obligations under such Collateral Obligation, (ii) such Obligor is not currently in reorganization or bankruptcy, (iii) such Obligor has not defaulted on any of its debts during the immediately preceding two year period and (iv) at any time that more than 10% of the Collateral Principal Amount consists of Collateral Obligations with S&P Ratings determined pursuant to this clause (f), the Issuer will submit all available Required S&P Credit Estimate Information in respect of such Collateral Obligations to S&P;

provided that for purposes of the determination of the S&P Rating, (A) if the applicable rating assigned by S&P to an Obligor or its obligations is on “credit watch positive” by S&P, such rating will be treated as being one subcategory above such assigned rating, (B) if the applicable rating assigned by S&P to an Obligor or its obligations is on “credit watch negative” by S&P, such rating shall be treated as being one subcategory below such assigned rating and (C) any reference to the S&P rating in this definition shall mean the public S&P rating and will not include any private or confidential S&P rating unless (1) the Obligor and any other relevant party has provided written consent to S&P for the use of such rating and (2) such rating is subject to continuous monitoring by S&P; provided that, if any notching specified in this paragraph would result in a Collateral Obligation having an S&P Rating of below “CCC-”, the S&P Rating of such Collateral Obligation shall, at the election of the Issuer (acting on the instructions of the Collateral Manager (acting in its sole discretion)) be “CCC-”; provided further that, for purposes of the determination of the S&P Rating, if (x) the issuer or Obligor of any Collateral Obligation (or, in the case of clause (i) in the definition of “Defaulted Obligation,” any Selling Institution) was a debtor under Chapter 11,

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during which time such issuer, Obligor or Selling Institution, as applicable, or any of its obligations (including any Collateral Obligation) either had an S&P rating of “SD” or “CC” or lower from S&P or had an S&P rating that was withdrawn by S&P and (y) such issuer, Obligor or Selling Institution, as applicable, is no longer a debtor under Chapter 11, then, notwithstanding the fact that such issuer, Obligor or Selling Institution, as applicable, or any of its obligations (including any Collateral Obligation) continues to have an S&P rating of “SD” or “CC” or lower from S&P (or, in the case of any withdrawal, continues to have no S&P rating), the S&P Rating for any such obligation (including any Collateral Obligation), issuer, Obligor or Selling Institution, as applicable, shall be deemed to be “CCC-”, so long as S&P has not taken any rating action with respect thereto since the date on which the issuer, Obligor or Selling Institution, as applicable, ceased to be a debtor under Chapter 11; provided further that, (i) if any issuer, Obligor or Selling Institution, as applicable, has not exited the applicable bankruptcy proceeding and (ii) the applicable rating assigned by S&P to such issuer, Obligor or Selling Institution, as applicable, or any of its obligations (including any Collateral Obligation) has been withdrawn, then the S&P Rating for such issuer, Obligor or Selling Institution, as applicable, or any of its obligations (including any Collateral Obligation) shall be deemed to be such withdrawn S&P rating, so long as S&P has not taken any rating action with respect thereto since the date on which such S&P rating was withdrawn.

The S&P Rating of any Collateral Obligation that is a Current Pay Obligation (other than a Current Pay Obligation that is solely a Current Pay Obligation by virtue of the proviso in the definition thereof) will be the higher of (a) such Current Pay Obligation’s S&P Issue Rating and (b) “CCC”.

“Required S&P Credit Estimate Information” means S&P’s “Credit FAQ: Anatomy Of A Credit Estimate: What It Means And How We Do It” dated January 14, 2021 and any other available information S&P reasonably requests in order to produce a credit estimate for a particular asset.

S-5-3

SCHEDULE 6

ADDITIONAL MOODY’S DEFINITIONS

“Adjusted Moody’s Matrix Test Input”: As of any Measurement Date, a number equal to the Weighted Average Moody’s Rating Factor determined in the following manner: each applicable rating on credit watch by Moody’s that is on (i) positive watch will be treated as having been upgraded by one rating subcategory and (ii) negative watch will be treated as having been downgraded by one rating subcategories.

“Adjusted Weighted Average Moody’s Rating Factor”: As of any Measurement Date, a number equal to the Weighted Average Moody’s Rating Factor.

“Asset Quality Matrix”: The following chart (or any other replacement chart (or portion thereof) satisfying the Moody’s Rating Condition) used to determine which of the “row/column combinations” (or the linear interpolation between two adjacent rows and/or two adjacent columns, as applicable) are applicable for purposes of determining compliance with the Moody’s Diversity Test, the Maximum Moody’s Rating Factor Test, the Moody’s Matrix Test and the Minimum Floating Spread Test, as set forth in Section 7.18(g).

Minimum Weighted Average Spread	Minimum Diversity Score
	30	35	40	45	50	55	60	65	70	75	80	85	90
2.05%	2676	2684	2690	2869	3034	3089	3138	3179	3217	3250	3279	3306	3331
2.15%	2704	2712	2719	2898	3062	3118	3165	3208	3245	3278	3308	3333	3357
2.25%	2732	2741	2744	2925	3091	3145	3193	3235	3272	3305	3335	3362	3385
2.35%	2761	2769	2773	2951	3117	3172	3221	3262	3299	3332	3361	3387	3414
2.45%	2788	2796	2801	2979	3144	3200	3248	3289	3326	3358	3388	3416	3444
2.55%	2813	2822	2828	3006	3170	3225	3274	3315	3352	3383	3417	3446	3471
2.65%	2838	2848	2854	3032	3196	3250	3299	3341	3377	3412	3444	3473	3501
2.75%	2852	2861	2868	3056	3221	3277	3324	3365	3402	3439	3471	3500	3527
2.85%	2887	2896	2952	3081	3245	3300	3348	3389	3430	3466	3498	3528	3555
2.95%	2912	2922	2977	3105	3269	3326	3373	3418	3458	3493	3526	3554	3580
3.05%	2935	2946	3000	3129	3293	3348	3397	3442	3484	3519	3551	3579	3605
3.15%	2959	2970	3026	3154	3318	3372	3422	3469	3509	3545	3576	3606	3633
3.25%	2984	2994	3049	3177	3340	3396	3449	3494	3535	3570	3603	3632	3659
3.35%	3006	3016	3070	3198	3362	3421	3475	3520	3562	3597	3629	3656	3683
3.45%	3029	3039	3094	3221	3387	3449	3502	3546	3587	3623	3655	3685	3711
3.55%	3050	3061	3118	3247	3414	3475	3528	3574	3615	3650	3682	3711	3737
3.65%	3074	3087	3142	3271	3441	3502	3556	3601	3641	3677	3708	3736	3762
3.75%	3098	3112	3168	3298	3470	3530	3581	3628	3667	3702	3734	3763	3790
3.85%	3125	3136	3194	3323	3495	3555	3609	3654	3694	3730	3762	3791	3815
3.95%	3148	3163	3216	3349	3521	3583	3635	3680	3720	3757	3787	3813	3839
4.05%	3174	3186	3238	3376	3549	3608	3661	3706	3746	3779	3811	3840	3866
4.15%	3200	3208	3266	3403	3574	3635	3687	3732	3770	3806	3838	3867	3892
4.25%	3223	3232	3293	3429	3601	3661	3713	3756	3797	3833	3864	3890	3915

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Minimum Weighted Average Spread	Minimum Diversity Score
	30	35	40	45	50	55	60	65	70	75	80	85	90
4.35%	3245	3254	3317	3455	3627	3687	3736	3783	3822	3857	3885	3913	3938
4.45%	3269	3278	3346	3483	3651	3710	3763	3808	3846	3878	3909	3939	3966
4.55%	3290	3303	3372	3506	3677	3736	3787	3833	3869	3904	3937	3964	3986
4.65%	3312	3330	3398	3530	3700	3761	3814	3854	3893	3929	3960	3984	4009
4.75%	3334	3357	3420	3556	3725	3785	3835	3878	3919	3952	3980	4007	4034
4.85%	3356	3384	3444	3580	3750	3810	3858	3904	3942	3972	4003	4032	4056
4.95%	3381	3407	3470	3603	3775	3832	3882	3925	3962	3995	4028	4054	4077
5.05%	3408	3429	3493	3626	3797	3855	3905	3950	3985	4020	4050	4073	4099
5.15%	3436	3453	3516	3652	3821	3879	3928	3970	4008	4042	4069	4095	4123
5.25%	3459	3477	3540	3676	3843	3900	3951	3993	4030	4063	4091	4119	4142
5.35%	3479	3498	3563	3697	3864	3923	3971	4015	4052	4082	4113	4142	4161
5.45%	3502	3521	3586	3719	3887	3946	3993	4035	4071	4106	4136	4160	4184
5.55%	3525	3545	3611	3741	3908	3966	4017	4059	4093	4128	4155	4181	4205
5.65%	3544	3571	3630	3762	3933	3988	4037	4078	4117	4149	4176	4202	4226
5.75%	3568	3593	3655	3786	3956	4011	4059	4100	4138	4170	4197	4225	4247
5.85%	3590	3618	3679	3809	3976	4033	4083	4124	4159	4190	4220	4245	4267
5.95%	3613	3643	3700	3832	3999	4055	4102	4145	4180	4213	4241	4265	4289
	Adjusted Moody’s Matrix Test Input

“Effective Date Moody’s Condition”: A condition satisfied if (a) the Issuer has caused the Collateral Administrator to make available to Moody’s an Effective Date Report confirming that each of the Target Initial Par Condition, the Overcollateralization Ratio Tests, the Concentration Limitations and the Collateral Quality Tests are satisfied and (b) the Trustee and the Collateral Administrator have received the Accountants’ Effective Date Comparison AUP Report and the Accountants’ Effective Date Recalculation AUP Report.

“Minimum Weighted Average Moody’s Recovery Rate Test”: A test that will be satisfied on any Measurement Date if the Weighted Average Moody’s Recovery Rate equals or exceeds 43.0%.

“Moody’s Collateral Value”: On any date of determination, with respect to any Defaulted Obligation or Deferring Obligation, the lesser of (i) the Moody’s Recovery Amount of such Defaulted Obligation or Deferring Obligation as of such date and (ii) the Market Value of such Defaulted Obligation or Deferring Obligation as of such date.

“Moody’s Counterparty Criteria”: With respect to any Participation Interest proposed to be acquired by the Issuer, criteria that will be met if (a) the Selling Institution is (i) a CLO or another SPE rated by Moody’s at any time since its closing date and with respect to which no material amendment has been made to the related indenture or other applicable credit facility document since Moody’s provided such rating or (ii) an Eligible SPE Issuer; provided that the Moody’s Rating Condition has been satisfied with respect to the Issuer’s entry into any such Participation Interest with such Selling Institution; (b) the Participation Interest is a Closing Date Participation (other than an Excess Closing Date Participation) or an SPE Participation or (c)

S-6-2

immediately after giving effect to such acquisition, (x) the percentage of the Collateral Principal Amount that consists in the aggregate of Participation Interests with Selling Institutions that have the same or a lower Moody’s credit rating or in respect of which the Moody’s Rating Condition has been satisfied in the aggregate do not exceed the “Aggregate Percentage Limit” set forth below for such Moody’s credit rating and (y) the percentage of the Collateral Principal Amount that consists in the aggregate of Participation Interests with any single Selling Institution that has the Moody’s credit rating set forth below or a lower credit rating does not exceed the “Individual Percentage Limit” set forth below for such Moody’s credit rating:

Moody’s credit rating of Selling Institution (at or below)	Aggregate Percentage Limit	Individual Percentage Limit
Aaa	20%	20.0%
Aa1	20%	10.0%
Aa2	20%	10.0%
Aa3	15%	10.0%
A1	10%	5.0%
A2* and P-1 (both)	5%	5.0%
A2 or below	0%	0%

*	Permitted only if entity also has a Moody’s short-term rating of P–1.

“Moody’s Industry Classification”: The industry classifications set forth in Schedule 3 hereto, as such industry classifications shall be updated at the option of the Collateral Manager if Moody’s publishes revised industry classifications.

“Moody’s Matrix Test”: A test that will be satisfied on any Measurement Date if the Adjusted Moody’s Matrix Test Input of the Collateral Obligations is less than or equal to the lower of (x)(i) the number set forth in the Asset Quality Matrix at the intersection of the applicable “row/column combination” chosen by the Collateral Manager (or interpolating between two adjacent rows and/or two adjacent columns, as applicable) as set forth in Section 7.18(g) plus (ii) the Moody’s Weighted Average Recovery Adjustment and (y) 3300.

“Moody’s Rating Condition”: For so long as Moody’s is a Rating Agency, a condition that is satisfied if, with respect to an event or circumstance, Moody’s provides written confirmation (which may take the form of a press release or other written communication) that the occurrence of that event or circumstance will not cause Moody’s to downgrade or withdraw its then-current ratings of the Classes of Secured Notes then rated by Moody’s; provided that, the Moody’s Rating Condition will be deemed inapplicable if no Class of Secured Notes rated by Moody’s is then Outstanding;

provided, further, that notwithstanding the foregoing, with respect to any event or circumstance that requires satisfaction of the Moody’s Rating Condition, such Moody’s Rating Condition shall be deemed inapplicable with respect to such event or circumstance if (x) Moody’s has made a public statement to the effect that it will no longer review events or circumstances of the type requiring satisfaction of the Moody’s Rating Condition in this Indenture for purposes of evaluating whether to confirm the then-current ratings (or initial ratings) of obligations rated by Moody’s, (y)

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Moody’s has communicated to the Issuer, the Collateral Manager or the Trustee (or their counsel) that it will not review such event or circumstance for purposes of evaluating whether to confirm the then-current rating (or Initial Rating) of the Class of Secured Notes then rated by Moody’s or (z) Moody’s rating of the Class of Secured Notes then rated by Moody’s has been withdrawn.

“Moody’s Recovery Amount”: With respect to any Collateral Obligation that is a Defaulted Obligation or a Deferring Obligation, an amount equal to (a) the applicable Moody’s Recovery Rate multiplied by (b) the Principal Balance of such Collateral Obligation.

“Moody’s Recovery Rate”: With respect to any Collateral Obligation, as of any Measurement Date, the recovery rate determined in accordance with the following, in the following order of priority:

(i) if the Collateral Obligation has been specifically assigned a recovery rate by Moody’s (for example, in connection with the assignment by Moody’s of an estimated rating), such recovery rate;

(ii) if the preceding clause does not apply to the Collateral Obligation, except with respect to DIP Collateral Obligations, the rate determined pursuant to the table below based on the number of rating subcategories difference between the Collateral Obligation’s Moody’s Rating and its Moody’s Default Probability Rating (for purposes of clarification, if the Moody’s Rating is higher than the Moody’s Default Probability Rating, the rating subcategories difference will be positive and if it is lower, negative):

Number of Moody’s Ratings Subcategories Difference Between the Moody’s Rating and the Moody’s Default Probability Rating	Senior Secured Loans	Second Lien Loans, Senior Secured Bonds, Senior Secured Notes*	Senior unsecured loans and others not included in columns 2 and 3
+2 or more	60.0%	55.0%	45.0%
+1	50.0%	45.0%	35.0%
0	45.0%	35.0%	30.0%
-1	40.0%	25.0%	25.0%
-2	30.0%	15.0%	15.0%
-3 or less	20.0%	5.0%	5.0%

*	If such Collateral Obligation does not have both a CFR and an Assigned Moody’s Rating, such Collateral Obligation will be deemed to be a senior unsecured loan for purposes of this table.

or

(iii) if the Collateral Obligation is a DIP Collateral Obligation (other than a DIP Collateral Obligation which has been specifically assigned a recovery rate by Moody’s), 50.00%.

S-6-4

“Moody’s RiskCalc Calculation”: For purposes of the definition of Moody’s Default Probability Rating, the calculation made as follows, as modified by any updated criteria provided to the Collateral Manager by Moody’s:

1. For purposes of this calculation, the following terms have the meanings provided below.

“.EDF” means, with respect to any loan, the lowest five year expected default frequency for such loan as determined by running the current version Moody’s RiskCalc in both the Financial Statement Only (FSO) and the Credit Cycle Adjusted (CAA) modes in accordance with Moody’s published criteria in effect at the time.

“Pre-Qualifying Conditions” means, with respect to any loan, conditions that will be satisfied if the Obligor or, if applicable, the Underlying Instrument with respect to the applicable loan satisfies the following criteria:

a)

the independent accountants of such Obligor shall have issued an unqualified, signed U.S. GAAP audit opinion with respect to the most recent fiscal year financial statements (provided that, “quality of earnings” reports may be used as specified by the then-current Moody’s criteria, including the requirements that (x) such “quality of earnings” reports are from a nationally recognized audit firm, (y) GAAP audited financial statements are not available for such Obligor and (z) “quality of earnings” reports may not be used for more than 18 months for any single obligor);

b)	the Obligor’s debt/EBITDA ratio is less than 9.0:1.0; and

c)

the Obligor is a U.S. for profit operating company in any one of the Moody’s Industry Classification groups with the exception of (i) Banking, Finance, Insurance and Real Estate and (ii) Sovereign and Public Finance.

2. The Collateral Manager shall calculate the .EDF for each of the loans to be rated pursuant to this calculation. The Collateral Manager shall also provide Moody’s with the .EDF and the information necessary to calculate such .EDF, such information to include: (i) audited financial statements (or “quality of earnings” reports, as applicable) used for RiskCalc model inputs, (ii) RiskCalc model inputs, (iii) documentation that Pre-Qualifying Conditions have been met (including, with respect to obligations with Moody’s Default Probability Ratings derived from “quality of earnings” reports, documentation showing that the initial run date was not more than 18 months prior to the current model run), (iv) the RiskCalc batch model output file (including all model runs), mapped rating factors and assumed recovery rate and (v) documentation for any loan amendments or modifications. Moody’s shall have the right (in its sole discretion) to (i) amend or modify any of the information utilized to calculate the ..EDF and recalculate the .EDF based upon such revised information, in which case such .EDF shall be determined using the table in paragraph 3 below in order to determine the applicable Moody’s Default Probability Rating, or (ii) have a Moody’s credit analyst provide a credit estimate for any loan, in which case such credit estimate provided by such credit analyst shall be the applicable Moody’s Default Probability Rating.

S-6-5

3. As of any date of determination, the Moody’s Rating Factor for each loan that satisfies the Pre-Qualifying Conditions shall be the weaker of (i) the Collateral Manager’s internal rating or (ii) the Moody’s Rating Factor based on the .EDF for such loan determined in accordance with the table below:*

RiskCalc-Derived .EDF	Moody’s Rating Factor*
Ba2.edf and above (0X < Debt/EBITDA < 3X and total assets > $200,000,000)	2720

Ba2.edf and above (Debt/EBITDA ≥ 3X or total assets ≤ $200,000,000)	3490

Ba3.edf, B1.edf, B2.edf or B3.edf	3490

Caa-C.edf	4770

*

To the extent any obligor represents more than 3.0% of the Collateral Principal Amount, such Moody’s Rating Factor will be subject to adjustment applying to credit estimates in accordance with the then-current Moody’s criteria.

*

RiskCalc-based Moody’s Rating Factors are derived from five-year .edfs. To produce these .edfs, the RiskCalc model should be run in both Financial Statement Only (“FSO”) mode and Credit Cycle Adjusted (“CAA”) mode. In the CAA mode, the model inputs are based on current financial data and should be run for the current year, as well as for each of the previous four years (12, 24, 36, 48 months prior). The weakest .edf from these six runs will then be mapped to determine the Obligor’s Moody’s Rating Factor.

4. As of any date of determination, the Moody’s Recovery Rate for each loan that meets the Pre-Qualifying Conditions shall be the lower of (i) the Collateral Manager’s internal recovery rate or (ii) the recovery rate as determined in accordance with the table below (and the Collateral Manager shall give the Collateral Administrator notice of such Moody’s Recovery Rate):

Type of Loan	Moody’s Recovery Rate
First-lien, senior secured loans	50%
All other loans	25%

provided, that Moody’s shall have the right (in its sole discretion) to issue a recovery rate assigned by one of its credit analysts, in which case such recovery rate provided by such credit analyst shall be the applicable Moody’s Recovery Rate.

“Moody’s Weighted Average Recovery Adjustment”: As of any Measurement Date, the greater of (a) zero and (b) the product of (i) (A) the Weighted Average Moody’s Recovery Rate as of such Measurement Date multiplied by 100 minus (B) 43 and (ii)(A) with respect to the adjustment of the Maximum Moody’s Rating Factor Test and the Moody’s Matrix Test, the “Recovery Rate Modifier” in the Recovery Rate Modifier Matrix that corresponds to the applicable “row/column combination” and (B) with respect to the adjustment of the Minimum Floating Spread, 0.05%; provided that, (x) if the Weighted Average Moody’s Recovery Rate for purposes of determining the Moody’s Weighted Average Recovery Adjustment is greater than 60%, then such Weighted Average Moody’s Recovery Rate will equal 60% unless the Moody’s Rating Condition is satisfied and (y) the amount specified in clause (b)(i) above may only be allocated once on any date of determination and the Collateral Manager shall designate to the Collateral Administrator in writing on each such date the portion of such amount specified in clause (b)(i) above that shall be allocated to clause (b)(ii)(A) and the portion of such amount that shall be allocated to clause (b)(ii)(B) (it being understood that, absent an express designation by the Collateral Manager, all such amounts shall be allocated to clause (b)(ii)(A)).

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“Normalizing Factor”: As of any Measurement Date, if the Aggregate Principal Balance of all Collateral Obligations used in the calculation of the Weighted Average Moody’s Recovery Rate is greater than 103% multiplied by the Reinvestment Target Par Balance, a number equal to the product of the Reinvestment Target Par Balance and 103% divided by the Aggregate Principal Balance of all such Collateral Obligations, otherwise 1.

“Weighted Average Moody’s Recovery Rate”: As of any Measurement Date, the number, expressed as a percentage, obtained by multiplying (i) the Normalizing Factor by (ii) the ratio of (A) the sum of (x) the product of the Moody’s Recovery Rate on such Measurement Date of each Collateral Obligation and (y) the Principal Balance of each such Collateral Obligation, over (B) the lower of the Aggregate Principal Balance of all such Collateral Obligations and the Reinvestment Target Par Balance (rounding up to the first decimal place).

“Recovery Rate Modifier Matrix”: The following chart (or any other replacement chart (or portion thereof) satisfying the Moody’s Rating Condition) used to determine which of the “row/column combinations” (or the linear interpolation between two adjacent rows and/or two adjacent columns, as applicable) are applicable for purposes of determining the Moody’s Weighted Average Recovery Adjustment, in accordance with this Indenture, based on the applicable “row/column combination” then in effect.

Minimum Weighted Average Spread	Minimum Diversity Score
	30	35	40	45	50	55	60	65	70	75	80	85	90
2.05%	91	92	93	94	94	94	94	94	94	94	94	94	94
2.15%	92	93	94	94	95	94	95	95	95	95	94	95	94
2.25%	92	94	95	95	94	96	95	95	95	95	95	95	95
2.35%	93	94	95	95	96	96	95	96	95	95	95	95	95
2.45%	93	94	95	96	96	96	96	96	96	96	95	95	94
2.55%	94	95	96	96	96	96	96	96	96	96	95	95	94
2.65%	94	95	96	96	97	97	97	97	96	96	95	95	94
2.75%	95	97	97	97	97	97	97	97	97	96	95	95	94
2.85%	96	97	98	98	98	98	98	98	97	96	96	95	94
2.95%	96	98	98	99	99	99	98	98	97	96	96	95	95
3.05%	98	98	99	99	100	99	99	98	97	97	96	96	95
3.15%	99	99	100	100	100	100	100	99	98	97	97	96	95
3.25%	100	100	101	102	101	101	100	99	99	97	97	96	96
3.35%	101	102	103	102	103	102	101	100	99	98	97	97	96
3.45%	102	103	103	103	103	102	101	101	99	99	97	97	96
3.55%	103	104	104	104	104	103	101	101	99	99	98	97	96
3.65%	105	106	105	105	104	103	102	100	100	98	98	97	96
3.75%	106	106	106	106	104	103	103	101	100	99	98	98	96
3.85%	106	107	107	106	105	104	102	102	100	99	98	97	97
3.95%	108	107	109	107	105	104	102	102	100	99	99	97	97
4.05%	109	109	109	107	105	105	102	101	101	99	99	97	96

S-6-7

Minimum Weighted Average Spread	Minimum Diversity Score
	30	35	40	45	50	55	60	65	70	75	80	85	90
4.15%	110	110	109	107	106	105	103	101	101	99	98	97	96
4.25%	112	110	110	109	106	104	104	102	100	100	98	97	97
4.35%	113	112	110	108	106	104	103	102	100	100	99	97	97
4.45%	113	113	110	108	107	105	103	102	100	100	99	97	96
4.55%	114	114	110	109	107	105	103	102	102	99	98	97	97
4.65%	116	115	111	109	107	106	103	102	101	99	98	98	97
4.75%	117	114	112	109	107	106	104	102	100	100	98	98	96
4.85%	118	114	113	109	107	105	105	102	100	100	99	97	96
4.95%	118	115	113	110	107	105	104	103	101	100	99	97	96
5.05%	119	116	113	111	108	106	104	103	102	99	99	98	97
5.15%	119	117	114	111	109	106	104	103	103	100	99	98	97
5.25%	120	117	114	111	110	108	105	103	102	101	99	98	97
5.35%	123	118	115	112	110	108	106	103	102	102	100	98	98
5.45%	125	119	116	113	110	108	107	104	102	101	100	99	97
5.55%	128	121	116	114	111	108	107	106	103	101	100	99	98
5.65%	129	123	118	115	111	109	107	106	104	101	100	99	98
5.75%	130	126	119	116	113	109	107	106	105	103	100	99	98
5.85%	131	125	121	116	114	111	107	105	105	104	101	99	98
5.95%	133	126	123	117	114	113	109	106	104	103	102	101	98

	Recovery Rate Modifier

S-6-8

SCHEDULE 7

MOODY’S INDUSTRY CLASSIFICATION GROUP LIST

CORP - Aerospace & Defense	1

CORP - Automotive	2

CORP - Banking, Finance, Insurance & Real Estate	3

CORP - Beverage, Food & Tobacco	4

CORP - Capital Equipment	5

CORP - Chemicals, Plastics, & Rubber	6

CORP - Construction & Building	7

CORP - Consumer goods: Durable	8

CORP - Consumer goods: Non-durable	9

CORP - Containers, Packaging & Glass	10

CORP - Energy: Electricity	11

CORP - Energy: Oil & Gas	12

CORP - Environmental Industries	13

CORP - Forest Products & Paper	14

CORP - Healthcare & Pharmaceuticals	15

CORP - High Tech Industries	16

CORP - Hotel, Gaming & Leisure	17

CORP - Media: Advertising, Printing & Publishing	18

CORP - Media: Broadcasting & Subscription	19

CORP - Media: Diversified & Production	20

CORP - Metals & Mining	21

CORP - Retail	22

CORP - Services: Business	23

CORP - Services: Consumer	24

CORP - Sovereign & Public Finance	25

CORP - Telecommunications	26

CORP - Transportation: Cargo	27

CORP - Transportation: Consumer	28

CORP - Utilities: Electric	29

CORP - Utilities: Oil & Gas	30

CORP - Utilities: Water	31

CORP - Wholesale	32

S-7-1

SCHEDULE 8

DIVERSITY SCORE CALCULATION

The Diversity Score is calculated as follows:

(a) An “Issuer Par Amount” is calculated for each issuer of a Collateral Obligation, and is equal to the Aggregate Principal Balance of all Collateral Obligations issued by that issuer and all Affiliates.

(b) An “Average Par Amount” is calculated by summing the Issuer Par Amounts for all issuers, and dividing by the number of issuers.

(c) An “Equivalent Unit Score” is calculated for each issuer, and is equal to the lesser of (x) one and (y) the Issuer Par Amount for such issuer divided by the Average Par Amount.

(d) An “Aggregate Industry Equivalent Unit Score” is then calculated for each of the Moody’s Industry Classification groups, shown on Schedule 7, and is equal to the sum of the Equivalent Unit Scores for each issuer in such industry classification group.

(e) An “Industry Diversity Score” is then established for each Moody’s Industry Classification group, shown on Schedule 7, by reference to the following table for the related Aggregate Industry Equivalent Unit Score; provided that, if any Aggregate Industry Equivalent Unit Score falls between any two such scores, the applicable Industry Diversity Score will be the lower of the two Industry Diversity Scores:

Aggregate Industry Equivalent Unit Score	Industry Diversity Score	Aggregate Industry Equivalent Unit Score	Industry Diversity Score	Aggregate Industry Equivalent Unit Score	Industry Diversity Score	Aggregate Industry Equivalent Unit Score	Industry Diversity Score
0.0000	0.0000	5.0500	2.7000	10.1500	4.0200	15.2500	4.5300
0.0500	0.1000	5.1500	2.7333	10.2500	4.0300	15.3500	4.5400
0.1500	0.2000	5.2500	2.7667	10.3500	4.0400	15.4500	4.5500
0.2500	0.3000	5.3500	2.8000	10.4500	4.0500	15.5500	4.5600
0.3500	0.4000	5.4500	2.8333	10.5500	4.0600	15.6500	4.5700
0.4500	0.5000	5.5500	2.8667	10.6500	4.0700	15.7500	4.5800
0.5500	0.6000	5.6500	2.9000	10.7500	4.0800	15.8500	4.5900
0.6500	0.7000	5.7500	2.9333	10.8500	4.0900	15.9500	4.6000
0.7500	0.8000	5.8500	2.9667	10.9500	4.1000	16.0500	4.6100
0.8500	0.9000	5.9500	3.0000	11.0500	4.1100	16.1500	4.6200
0.9500	1.0000	6.0500	3.0250	11.1500	4.1200	16.2500	4.6300
1.0500	1.0500	6.1500	3.0500	11.2500	4.1300	16.3500	4.6400
1.1500	1.1000	6.2500	3.0750	11.3500	4.1400	16.4500	4.6500
1.2500	1.1500	6.3500	3.1000	11.4500	4.1500	16.5500	4.6600
1.3500	1.2000	6.4500	3.1250	11.5500	4.1600	16.6500	4.6700
1.4500	1.2500	6.5500	3.1500	11.6500	4.1700	16.7500	4.6800
1.5500	1.3000	6.6500	3.1750	11.7500	4.1800	16.8500	4.6900
1.6500	1.3500	6.7500	3.2000	11.8500	4.1900	16.9500	4.7000
1.7500	1.4000	6.8500	3.2250	11.9500	4.2000	17.0500	4.7100
1.8500	1.4500	6.9500	3.2500	12.0500	4.2100	17.1500	4.7200

S-8-1

Aggregate Industry Equivalent Unit Score	Industry Diversity Score	Aggregate Industry Equivalent Unit Score	Industry Diversity Score	Aggregate Industry Equivalent Unit Score	Industry Diversity Score	Aggregate Industry Equivalent Unit Score	Industry Diversity Score
1.9500	1.5000	7.0500	3.2750	12.1500	4.2200	17.2500	4.7300
2.0500	1.5500	7.1500	3.3000	12.2500	4.2300	17.3500	4.7400
2.1500	1.6000	7.2500	3.3250	12.3500	4.2400	17.4500	4.7500
2.2500	1.6500	7.3500	3.3500	12.4500	4.2500	17.5500	4.7600
2.3500	1.7000	7.4500	3.3750	12.5500	4.2600	17.6500	4.7700
2.4500	1.7500	7.5500	3.4000	12.6500	4.2700	17.7500	4.7800
2.5500	1.8000	7.6500	3.4250	12.7500	4.2800	17.8500	4.7900
2.6500	1.8500	7.7500	3.4500	12.8500	4.2900	17.9500	4.8000
2.7500	1.9000	7.8500	3.4750	12.9500	4.3000	18.0500	4.8100
2.8500	1.9500	7.9500	3.5000	13.0500	4.3100	18.1500	4.8200
2.9500	2.0000	8.0500	3.5250	13.1500	4.3200	18.2500	4.8300
3.0500	2.0333	8.1500	3.5500	13.2500	4.3300	18.3500	4.8400
3.1500	2.0667	8.2500	3.5750	13.3500	4.3400	18.4500	4.8500
3.2500	2.1000	8.3500	3.6000	13.4500	4.3500	18.5500	4.8600
3.3500	2.1333	8.4500	3.6250	13.5500	4.3600	18.6500	4.8700
3.4500	2.1667	8.5500	3.6500	13.6500	4.3700	18.7500	4.8800
3.5500	2.2000	8.6500	3.6750	13.7500	4.3800	18.8500	4.8900
3.6500	2.2333	8.7500	3.7000	13.8500	4.3900	18.9500	4.9000
3.7500	2.2667	8.8500	3.7250	13.9500	4.4000	19.0500	4.9100
3.8500	2.3000	8.9500	3.7500	14.0500	4.4100	19.1500	4.9200
3.9500	2.3333	9.0500	3.7750	14.1500	4.4200	19.2500	4.9300
4.0500	2.3667	9.1500	3.8000	14.2500	4.4300	19.3500	4.9400
4.1500	2.4000	9.2500	3.8250	14.3500	4.4400	19.4500	4.9500
4.2500	2.4333	9.3500	3.8500	14.4500	4.4500	19.5500	4.9600
4.3500	2.4667	9.4500	3.8750	14.5500	4.4600	19.6500	4.9700
4.4500	2.5000	9.5500	3.9000	14.6500	4.4700	19.7500	4.9800
4.5500	2.5333	9.6500	3.9250	14.7500	4.4800	19.8500	4.9900
4.6500	2.5667	9.7500	3.9500	14.8500	4.4900	19.9500	5.0000
4.7500	2.6000	9.8500	3.9750	14.9500	4.5000
4.8500	2.6333	9.9500	4.0000	15.0500	4.5100
4.9500	2.6667	10.0500	4.0100	15.1500	4.5200

(f) The Diversity Score is then calculated by summing each of the Industry Diversity Scores for each Moody’s Industry Classification group shown on Schedule 7.

(g) For purposes of calculating the Diversity Score, Affiliated issuers in the same industry are deemed to be a single issuer except as otherwise agreed to by Moody’s.

S-8-2

SCHEDULE 9

FITCH RATING DEFINITIONS

“Fitch Rating”: As of any date of determination, the Fitch Rating of any Collateral Obligation will be determined as follows:

(a)

if Fitch has issued a long-term issuer default rating (“LT IDR”) or a long-term issuer default credit opinion (“LT IDCO”) with respect to the issuer of such Collateral Obligation, or the guarantor which unconditionally and irrevocably guarantees such Collateral Obligation, then the Fitch Rating will be such LT IDR or LT IDCO (regardless of whether there is a published rating by Fitch on the Collateral Obligations of such issuer held by the Issuer);

(b)

if Fitch has not issued a LT IDR or LT IDCO with respect to the issuer or guarantor of such Collateral Obligation but Fitch has issued an outstanding long-term insurer financial strength rating (“IFSR”) with respect to such issuer, the Fitch Rating of such Collateral Obligation will be one sub-category below such rating;

(c)

if a Fitch Rating cannot be determined pursuant to clause (a) or (b), but has outstanding corporate issuer ratings, then the Fitch Rating will be calculated using the Fitch IDR Equivalency Table below;

(d)	if a Fitch Rating cannot be determined pursuant to clause (a), (b) or (c) and

(i)

Moody’s has issued a publicly available corporate family rating for the issuer of such Collateral Obligation, then, subject to subclause (viii) below, the Fitch Rating of such Collateral Obligation will be the Fitch equivalent of such Moody’s rating;

(ii)

Moody’s has not issued a publicly available corporate family rating for the issuer of such Collateral Obligation but has issued a publicly available long-term issuer rating for such issuer, then, subject to subclause (viii) below, the Fitch Rating of such Collateral Obligation will be the Fitch equivalent of such Moody’s rating;

(iii)

Moody’s has not issued a publicly available corporate family rating for the issuer of such Collateral Obligation but Moody’s has issued an outstanding public insurance financial strength rating for such issuer, then, subject to subclause (viii) below, the Fitch Rating of such Collateral Obligation will be one sub-category below the Fitch equivalent of such Moody’s rating;

(iv)

Moody’s has not issued a publicly available corporate family rating for the issuer of such Collateral Obligation but has issued outstanding public corporate issue ratings for such issuer, then, subject to subclause (viii) below, the Fitch Rating of such Collateral Obligation will be calculated using the Fitch IDR Equivalency Table below;

S-9-1

(v)

S&P has issued a publicly available issuer credit rating for the issuer of such Collateral Obligation, then, subject to subclause (viii) below, the Fitch Rating of such Collateral Obligation will be the Fitch equivalent of such S&P rating;

(vi)

S&P has not issued a publicly available issuer credit rating for the issuer of such Collateral Obligation but S&P has issued an outstanding public insurance financial strength rating for such issuer, then, subject to subclause (viii) below, the Fitch Rating of such Collateral Obligation will be one sub-category below the Fitch equivalent of such S&P rating;

(vii)

S&P has not issued a publicly available issuer credit rating for the issuer of such Collateral Obligation but has issued outstanding public corporate issue ratings for such issuer, then, subject to subclause (viii) below, the Fitch Rating of such Collateral Obligation will be calculated using the Fitch IDR Equivalency Table below; and

(viii)

both Moody’s and S&P provide a public rating of the issuer of such Collateral Obligation or a public corporate issue rating of such issuer, then the Fitch Rating will be the lowest of the Fitch Ratings determined pursuant to any of the subclauses of this clause (d); otherwise the sole public Fitch Rating issued by Moody’s or S&P will be applied.

(e)

if a rating cannot be determined pursuant to clauses (a) through (d) then, at the discretion of the Collateral Manager, (i) the Collateral Manager on behalf of the Issuer may apply to Fitch for a Fitch credit opinion, and the issuer default rating provided in connection with such rating will then be the Fitch Rating, or (ii) the Issuer may assign a Fitch Rating of “CCC” or lower to such Collateral Obligation which is not in default;

provided, that (i) after the Closing Date, if any rating described above is on rating watch negative or negative credit watch, the rating will be adjusted down by one sub-category (but in any event not resulting in a rating lower than “CCC-”); provided further that the Fitch Rating may be updated by Fitch from time to time as indicated in the “CLOs and Corporate CDOs Rating Criteria” report issued by Fitch and available at www.fitchratings.com.

Fitch Equivalent Ratings

Fitch Rating	Moody’s rating	S&P rating
AAA	Aaa	AAA
AA+	Aa1	AA+
AA	Aa2	AA
AA-	Aa3	AA-
A+	A1	A+
A	A2	A
A-	A3	A-
BBB+	Baa1	BBB+

S-9-2

Fitch Rating	Moody’s rating	S&P rating
BBB	Baa2	BBB
BBB-	Baa3	BBB-
BB+	Bal	BB+
BB	Ba2	BB
BB-	Ba3	BB-
B+	B1	B+
B	B2	B
B-	B3	B-
CCC+	Caa1	CCC+
CCC	Caa2	CCC
CCC-	Caa3	CCC-
CC	Ca	CC
C	C	C

Fitch Issuer Default Rating (IDR) Equivalency Map from Corporate Ratings

Rating Type	Rating Agency(s)	Issue Rating	Mapping Rule
Corporate Family Rating LT Issuer Rating	Moody’s	NA	0

Issuer Credit Rating	S&P	NA	0

Senior unsecured	Fitch, Moody’s, S&P	Any	0

Senior, Senior secured or Subordinated secured	Fitch, S&P	“BBB-” or above	0
	Fitch, S&P	“BB+” or below	-1
	Moody’s	“Bal” or above	-1
	Moody’s	“Ba2” or below	-2
	Moody’s	“Ca”	-1

Subordinated, Junior subordinated or Senior subordinated	Fitch, Moody’s, S&P	“B+”, “B1” or above	1
	Fitch, Moody’s, S&P	“B,” “B2” or below	2

S-9-3

FITCH INDUSTRY CLASSIFICATIONS

Sector	Industry
Telecoms Media and Technology	Technology Hardware
Technology Software
Telecommunications
Broadcasting and Media
Cable

Industrials	Aerospace and Defense
Automobiles
Building and Materials
Chemicals
Industrial and Manufacturing
Metals and Mining
Packaging and Containers
Real Estate
Transportation and Distribution

Retail Leisure and Consumer	Consumer Products
Environmental Services
Food, Beverage and Tobacco
Retail, Food and Drug
Gaming and Leisure and Entertainment
Retail
Healthcare Devices
Healthcare Providers
Lodging and Restaurants
Pharmaceuticals

Energy	Energy (oil and gas)
Utilities (power)

Banking and Finance	Banking and Finance

Business Services	Business services general

Business Services data and analytics

S-9-4

DECHERT DRAFT 8/[ ]/2025

EXHIBIT A-1

FORM OF SECURED NOTE

CLASS [A-1][A-2][B][C] SENIOR SECURED [DEFERRABLE] FLOATING RATE NOTE DUE 2036

Certificate No. [•]

Type of Note (check applicable):

☐ Rule 144A Global Note with an initial principal amount of $______________

☐ Regulation S Global Note with an initial principal amount of $______________

☐ Certificated Note with a principal amount of $ ______________

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A PERSON THAT IS: (A) A “QUALIFIED PURCHASER,” AS DEFINED IN SECTION 2(a)(51) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND THE RULES THEREUNDER, (A “QUALIFIED PURCHASER”) THAT IS ALSO A “QUALIFIED INSTITUTIONAL BUYER,” AS DEFINED IN RULE 144A (“RULE 144A”) UNDER THE SECURITIES ACT (A “QIB”), IN RELIANCE ON THE EXEMPTION FROM SECURITIES ACT REGISTRATION PROVIDED BY RULE 144A, THAT IS NEITHER A DEALER DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A WHICH OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN U.S.$25 MILLION IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED PERSONS OF THE DEALER, NOR A PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, IF INVESTMENT DECISIONS WITH RESPECT TO THE PLAN ARE MADE BY THE BENEFICIARIES OF THE PLAN, EXCEPT WITH RESPECT TO INVESTMENT DECISIONS MADE SOLELY BY THE FIDUCIARY, TRUSTEE OR SPONSOR OF SUCH PLAN (OR, SOLELY IN THE CASE OF A NOTE THAT IS ISSUED IN THE FORM OF A CERTIFICATED SECURED NOTE, AN INSTITUTIONAL “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT); OR (B) NOT A “U.S. PERSON” (A “U.S. PERSON”) IN AN “OFFSHORE TRANSACTION,” AS SUCH TERMS ARE DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) IN A TRANSACTION EXEMPT FROM REGISTRATION PURSUANT TO REGULATION S, AND IN EACH CASE IN COMPLIANCE WITH THE CERTIFICATION AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND IN COMPLIANCE WITH ANY APPLICABLE SECURITIES LAW OF ANY APPLICABLE JURISDICTION.

THE ISSUER HAS THE RIGHT, UNDER THE INDENTURE, TO COMPEL [(1)] ANY BENEFICIAL OWNER OF AN INTEREST IN A NOTE THAT IS A PERSON (OTHER THAN A PERSON THAT IS NOT A U.S. PERSON WHO ACQUIRES ITS INTEREST IN A TRANSACTION EXEMPT FROM REGISTRATION PURSUANT TO REGULATION S) THAT IS NOT BOTH (A) A QUALIFIED PURCHASER OR A CORPORATION, PARTNERSHIP, LIMITED LIABILITY COMPANY OR OTHER ENTITY (OTHER THAN A TRUST, EXCEPT AS OTHERWISE AGREED TO BY THE ISSUER) EACH SHAREHOLDER, PARTNER, MEMBER OR OTHER EQUITY OWNER OF WHICH IS A QUALIFIED PURCHASER AND (B) A QIB (OR, SOLELY IN THE CASE OF A NOTE THAT IS ISSUED IN THE FORM OF A CERTIFICATED SECURED NOTE, AN INSTITUTIONAL “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) [AND (2) ANY HOLDER THAT DOES NOT CONSENT TO A RE-PRICING WITH RESPECT TO ITS NOTES PURSUANT TO THE APPLICABLE TERMS OF THE INDENTURE]1 TO SELL OR REDEEM ITS INTEREST IN THE NOTES, OR MAY SELL SUCH INTEREST ON BEHALF OF SUCH OWNER.

[1]	Insert into a Re-Pricing Eligible Note.

A-1-1

EACH PURCHASER OR TRANSFEREE OF THIS NOTE OR ANY INTEREST IN THIS NOTE WILL BE REQUIRED, OR, BY ACQUIRING THIS NOTE OR AN INTEREST IN THIS NOTE, WILL BE DEEMED, TO REPRESENT AND WARRANT THAT (A) IF IT IS, OR IS ACTING ON BEHALF OF, A BENEFIT PLAN INVESTOR, ITS ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE OR ANY INTEREST IN THIS NOTE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AND (B) IF IT IS A GOVERNMENTAL, CHURCH, NON-U.S. OR OTHER PLAN WHICH IS SUBJECT TO ANY STATE, LOCAL OR OTHER FEDERAL OR NON-U.S. LAW OR REGULATION THAT IS SUBSTANTIALLY SIMILAR TO THE PROHIBITED TRANSACTION PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (ANY SUCH LAW OR REGULATION, AN “OTHER PLAN LAW”), ITS ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT VIOLATION OF ANY SUCH OTHER PLAN LAW. “BENEFIT PLAN INVESTOR” MEANS A BENEFIT PLAN INVESTOR, AS DEFINED IN 29 C.F.R. SECTION 2510.3-101 AND SECTION 3(42) OF ERISA, AND INCLUDES (A) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF TITLE I OF ERISA) THAT IS SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF TITLE I OF ERISA, (B) A PLAN THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR (C) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF ANY SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY OR OTHERWISE.

THE ISSUER HAS THE RIGHT, UNDER THE INDENTURE, TO COMPEL ANY BENEFICIAL OWNER OF THIS NOTE THAT IS A PROHIBITED BENEFIT PLAN INVESTOR OR WHO HAS MADE OR HAS BEEN DEEMED TO MAKE A PROHIBITED TRANSACTION, OTHER PLAN LAW OR OTHER ERISA REPRESENTATION THAT IS SUBSEQUENTLY SHOWN TO BE FALSE OR MISLEADING TO SELL ITS INTEREST IN SUCH NOTE, OR MAY SELL SUCH INTEREST ON BEHALF OF SUCH OWNER.

[ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).

EXCEPT AS OTHERWISE PROVIDED IN THE INDENTURE, TRANSFERS OF REGISTERED OWNERSHIP OF THIS NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.]2

[2]	Insert into all Classes of Global Notes.

A-1-2

[EXCEPT AS OTHERWISE PROVIDED IN THE INDENTURE, TRANSFERS OF REGISTERED OWNERSHIP OF THIS NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.]3

PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

[THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR U.S. FEDERAL INCOME TAX PURPOSES. THE ISSUE PRICE, AMOUNT OF OID, ISSUE DATE AND YIELD TO MATURITY OF THIS NOTE MAY BE OBTAINED BY WRITING TO THE ISSUER AT ITS REGISTERED OFFICE.]4

[IN CONNECTION WITH ANY SUPPLEMENTAL INDENTURE PURSUANT TO SECTION 8.2 OF THE INDENTURE, ANY HOLDER THAT DOES NOT DELIVER A VALIDLY EXECUTED NON-CONSENT TO SUPPLEMENTAL INDENTURE FORM WITHIN THE TIME PERIOD SPECIFIED UNDER THE INDENTURE WILL BE DEEMED TO CONSENT TO SUCH SUPPLEMENTAL INDENTURE.

THE ISSUER HAS THE RIGHT, UNDER THE INDENTURE, TO COMPEL ANY HOLDER THAT DOES NOT CONSENT TO A SUPPLEMENTAL INDENTURE PURSUANT TO SECTION 8.2 OF THE INDENTURE IN ACCORDANCE WITH THE APPLICABLE TERMS OF THE INDENTURE TO SELL ITS INTEREST IN THE NOTES AT THE APPLICABLE REDEMPTION PRICE.]5

[3]	Insert into all Classes of Certificated Notes.
[4]	Insert into a Deferrable Note.
[5]	Insert into a Class A-1 Note, Class A-2 Note, Class B Note and Class C Note.

A-1-3

NOTE DETAILS

This note is one of a duly authorized issue of notes issued under the Indenture (as defined below) having the applicable class designation and other details specifically indicated below (the “Note Details”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture. Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Notes, the Trustee and the Holders and the terms upon which the Notes are, and are to be, authenticated and delivered. In the event of any inconsistency between this Note (including the Note Details) and the terms of the Indenture, the terms of the Indenture shall govern.

Issuer:	ADS CLO 2 LLC

Trustee:	U.S. Bank Trust Company, National Association

Indenture:	Indenture, dated as of August 12, 2025, between the Issuer and the Trustee, as amended, modified or supplemented from time to time

Registered Holder (check applicable):	☐ CEDE & CO. ☐ (insert name)

Stated Maturity:	Payment Date in July 2037

Payment Dates:	The 15th day of January, April, July and October of each year (or, if such day is not a Business Day, the next succeeding Business Day), commencing in January 2026, and any Redemption Date (other than a Partial Redemption Date or a Re-Pricing Date that occurs on a Business Day that is not otherwise a Payment Date), except that at any time that there are no Secured Notes Outstanding, Payment Dates shall be on such dates as determined by the Collateral Manager in its sole discretion

Class designation and interest rate (check applicable):	☐ Class A-1 Notes	Benchmark + 1.30%
	☐ Class A-2 Notes	Benchmark + 1.70%
	☐ Class B Notes	Benchmark + 1.80%
	☐ Class C Notes	Benchmark + 2.75%

Principal amount (if global note, check applicable “up to” principal amount):	☐ Class A-1 Notes ☐ Class A-2 Notes ☐ Class B Notes ☐ Class C Notes	$300,000,000 $30,000,000 $65,000,000 $35,000,000

Principal amount (if Certificated Notes):	As set forth on the first page above

Minimum Denominations:	$250,000 and integral multiples of $1.00 in excess thereof

Re-Pricing Eligible Note:	☐ Yes ☐ No

Deferrable Note:	☐ Yes ☐ No

A-1-4

NOTE DETAILS (continued)

Note identifying numbers: As indicated in the applicable table below for the type of Note and applicable Class indicated on the first page above.

Rule 144A Global Notes

Designation	CUSIP	ISIN
Class A-1 Notes	001000AA6	US001000AA63
Class A-2 Notes	001000AB4	US001000AB47
Class B Notes	001000AC2	US001000AC20
Class C Notes	001000AD0	US001000AD03

Regulation S Global Notes

Designation	CUSIP	ISIN
Class A-1 Notes	U0072AAA5	USU0072AAA52
Class A-2 Notes	U0072AAB3	USU0072AAB36
Class B Notes	U0072AAC1	USU0072AAC19
Class C Notes	U0072AAD9	USU0072AAD91

Certificated Notes

Designation	CUSIP	ISIN
Class A-1 Notes	001000 AF5	US001000 AF50
Class A-2 Notes	001000 AG3	US001000 AG34
Class B Notes	001000 AH1	US001000 AH17
Class C Notes	001000 AJ7	US001000 AJ72

A-1-5

The Issuer, for value received, hereby promises to pay to the Registered Holder of this Note or its registered assigns or nominees, upon presentation and surrender of this Note (except as otherwise permitted by the Indenture), the principal sum identified as the principal amount of this Note set forth in the Note Details (or, if this Note is identified as a Global Note in the Note Details, such lesser principal amount shown on the books and records of the Trustee) on the Stated Maturity set forth in the Note Details, except as provided below and in the Indenture.

The Issuer promises to pay, in accordance with the Priority of Payments, interest on the Aggregate Outstanding Amount of this Note on each Payment Date and each other date that interest is required to be paid on this Note upon earlier redemption or payment at a rate per annum equal to the interest rate for this Note in the Note Details set forth above in arrears. Interest shall be calculated on the day count basis for the relevant Interest Accrual Period for this Note as provided in the Indenture. To the extent lawful and enforceable, interest that is not paid when due and payable shall accrue interest at the applicable interest rate until paid as provided in the Indenture.

This Note will mature at par and be due and payable on the Stated Maturity unless such principal has been previously repaid or unless the unpaid principal of this Note becomes due and payable at an earlier date by acceleration, redemption or otherwise. The payment of principal on this Note may only occur in accordance with the Priority of Payments.

Interest will cease to accrue on this Note or, in the case of a partial repayment, on such repaid part, from the date of repayment.

Payments on this Note will be made in immediately available funds to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the relevant Record Date. Payments to the Registered Holder will be made ratably among the Holders in the proportion that the Aggregate Outstanding Amount of this Note on such Record Date bears to the Aggregate Outstanding Amount of all Notes of the Class of Notes to which this Note forms a part on such Record Date.

If this is a Global Note as identified in the Note Details, increases and decreases in the principal amount of this Global Note as a result of exchanges and transfers of interests in this Global Note and principal payments shall be recorded in the records of the Trustee and DTC or its nominee. So long as DTC or its nominee is the registered owner of this Global Note, DTC or such nominee, as the case may be, will be considered the sole owner or Holder of the Notes (represented hereby and beneficially owned by other persons) for all purposes under the Indenture.

All reductions in the principal amount of this Note (or one or more predecessor Notes) effected by payments made on any Payment Date or other date of redemption or other repayment shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer of this Note or in exchange therefor or in lieu thereof, whether or not such payment is noted on this Note. Subject to Article II of the Indenture, upon registration of transfer of this Note or in exchange for or in lieu of any other Note of the same Class, this Note will carry the rights to unpaid interest and principal (or other applicable amount) that were carried by such predecessor Note.

The terms of Section 2.7(i) and Section 5.4(d) of the Indenture shall apply to this Note mutatis mutandis as if fully set forth herein.

This Note shall be issued in the Minimum Denominations set forth in the Note Details.

This Note is subject to redemption in the manner and subject to the satisfaction of certain conditions set forth in the Indenture. The Redemption Price for this Note is set forth in the Indenture.

A-1-6

If an Event of Default occurs and is continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture. A declaration of acceleration of the maturity of this Note may be rescinded or annulled at any time before a judgment or decree for payment of the money due has been obtained, provided that certain conditions set forth in the Indenture are satisfied.

The Indenture permits, subject to certain conditions, the amendment thereof and the modification of the provisions of the Indenture and the rights of the Holders under the Indenture. Upon the execution of any supplemental indenture, the Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of the Indenture for all purposes, and every Holder of a Note theretofore and thereafter authenticated and delivered thereunder shall be bound thereby.

The Holder of this Note agrees that it will not, prior to the date which is one year (or, if longer, the applicable preference period then in effect) plus one day after the payment in full of all Notes, institute against, or join any other Person in instituting against the Issuer any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation Proceedings, or other Proceedings under Bermuda, U.S. federal or state bankruptcy or similar laws of any jurisdiction.

Title to this Note will pass by registration in the Register kept by the Registrar.

No service charge will be made to the Holder for any registration of transfer or exchange of this Note, but the Registrar, Transfer Agent or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

This Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose, unless the Certificate of Authentication herein has been executed by either the Trustee or the Authenticating Agent by the manual signature of one of their Authorized Officers, and such certificate shall be conclusive evidence, and the only evidence, that this Note has been duly authenticated and delivered under the Indenture.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND ANY MATTERS ARISING OUT OF OR RELATING IN ANY WAY WHATSOEVER TO THIS NOTE (WHETHER IN CONTRACT, TORT OR OTHERWISE), SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS.

A-1-7

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated: August 12, 2025

ADS CLO 2 LLC

By:	Apollo Debt Solutions BDC, its designated manager

By:	Apollo Credit Management, its investment manager

By:
Name: Kristin Hester
Title: Vice President

A-1-8

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

Dated as of August 12, 2025.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

A-1-9

ASSIGNMENT FORM

For value received ______________________________ does hereby sell, assign and transfer unto ______________________________

______________________________

Social security or other identifying number of assignee: ______________________________

Name and address, including zip code, of assignee:

the within Note and does hereby irrevocably constitute and appoint _______________ Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature*:

(Sign exactly as your name appears on the Note)

*Signature Guaranteed:

*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-1-10

EXHIBIT A-2

FORM OF SUBORDINATED NOTES

SUBORDINATED NOTE DUE 2036

Certificate No. [•]

Type of Note (check applicable):

☐ Rule 144A Global Note with an initial principal/notional amount of $______________

☐ Regulation S Global Note with an initial principal/notional amount of $______________

☐ Certificated Note with a principal/notional amount of $ ______________

THIS SUBORDINATED NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A PERSON THAT IS: (A)(1) (i) A “QUALIFIED PURCHASER,” AS DEFINED IN SECTION 2(a)(51) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND THE RULES THEREUNDER (A “QUALIFIED PURCHASER”) OR (ii) A CORPORATION, PARTNERSHIP, LIMITED LIABILITY COMPANY OR OTHER ENTITY (OTHER THAN A TRUST, EXCEPT AS OTHERWISE AGREED TO BY THE ISSUER) EACH SHAREHOLDER, PARTNER, MEMBER OR OTHER EQUITY OWNER OF WHICH IS A QUALIFIED PURCHASER AND (2) A “QUALIFIED INSTITUTIONAL BUYER,” AS DEFINED IN RULE 144A (“RULE 144A”) UNDER THE SECURITIES ACT (A “QIB”) IN RELIANCE ON THE EXEMPTION FROM SECURITIES ACT REGISTRATION PROVIDED BY RULE 144A THAT IS NEITHER A DEALER DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A WHICH OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN U.S.$25 MILLION IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED PERSONS OF THE DEALER, NOR A PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, IF INVESTMENT DECISIONS WITH RESPECT TO THE PLAN ARE MADE BY THE BENEFICIARIES OF THE PLAN, EXCEPT WITH RESPECT TO INVESTMENT DECISIONS MADE SOLELY BY THE FIDUCIARY, TRUSTEE OR SPONSOR OF SUCH PLAN (OR, SOLELY IN THE CASE OF A SUBORDINATED NOTE THAT IS ISSUED IN THE FORM OF A CERTIFICATED SUBORDINATED NOTE, AN INSTITUTIONAL “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) OR (B) NOT A “U.S. PERSON” (A “U.S. PERSON”) IN AN “OFFSHORE TRANSACTION,” AS SUCH TERMS ARE DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) IN A TRANSACTION EXEMPT FROM REGISTRATION PURSUANT TO REGULATION S, AND IN EACH CASE IN COMPLIANCE WITH THE CERTIFICATION AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND IN COMPLIANCE WITH ANY APPLICABLE SECURITIES LAW OF ANY APPLICABLE JURISDICTION.

A-2-1

EACH PURCHASER OR SUBSEQUENT TRANSFEREE, AS APPLICABLE, OF AN INTEREST IN THIS SUBORDINATED NOTE, ON EACH DAY FROM THE DATE ON WHICH SUCH BENEFICIAL OWNER ACQUIRES ITS INTEREST IN THIS SUBORDINATED NOTE THROUGH AND INCLUDING THE DATE ON WHICH SUCH BENEFICIAL OWNER DISPOSES OF ITS INTEREST IN THIS SUBORDINATED NOTE, WILL BE DEEMED TO REPRESENT AND AGREE THAT (1) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, A BENEFIT PLAN INVESTOR AND (2) IF IT IS A GOVERNMENTAL, CHURCH, NON-U.S. OR OTHER PLAN, (i) IT IS NOT, AND FOR SO LONG AS IT HOLDS THIS SUBORDINATED NOTE OR AN INTEREST HEREIN IT WILL NOT BE, SUBJECT TO ANY STATE, LOCAL, OR OTHER FEDERAL OR NON-U.S. LAW OR REGULATION THAT COULD CAUSE THE UNDERLYING ASSETS OF THE ISSUER TO BE TREATED AS ASSETS OF THE INVESTOR IN ANY SUBORDINATED NOTES (OR INTEREST HEREIN) BY VIRTUE OF ITS INTEREST AND THEREBY SUBJECT THE ISSUER OR THE COLLATERAL MANAGER (OR OTHER PERSONS RESPONSIBLE FOR THE INVESTMENT AND OPERATION OF THE ISSUER’S ASSETS) TO LAWS OR REGULATIONS THAT ARE SUBSTANTIALLY SIMILAR TO THE PROHIBITED TRANSACTION PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”), AND (ii) ITS ACQUISITION, HOLDING AND DISPOSITION OF THIS SUBORDINATED NOTE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT VIOLATION OF ANY APPLICABLE STATE, LOCAL, OTHER FEDERAL OR NON-U.S. LAWS OR REGULATIONS THAT ARE SUBSTANTIALLY SIMILAR TO THE PROHIBITED TRANSACTION PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“OTHER PLAN LAW”). “ERISA” MEANS THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED. THE “CODE” MEANS THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. “BENEFIT PLAN INVESTOR” MEANS A BENEFIT PLAN INVESTOR, AS DEFINED IN 29 C.F.R. SECTION 2510.3-101 AS MODIFIED BY SECTION 3(42) OF ERISA, AND INCLUDES (A) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF TITLE I OF ERISA) THAT IS SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF TITLE I OF ERISA, (B) A PLAN THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR (C) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF ANY SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY OR OTHERWISE.

THE ISSUER HAS THE RIGHT, UNDER THE INDENTURE, TO COMPEL ANY BENEFICIAL OWNER OF A SUBORDINATED NOTE WHO IS A BENEFIT PLAN INVESTOR OR WHO HAS MADE OR HAS BEEN DEEMED TO MAKE A PROHIBITED TRANSACTION, OTHER PLAN LAW, SIMILAR LAW OR OTHER ERISA REPRESENTATION THAT IS SUBSEQUENTLY SHOWN TO BE FALSE OR MISLEADING TO SELL ITS INTEREST IN THE SUBORDINATED NOTES, OR MAY SELL SUCH INTEREST ON BEHALF OF SUCH OWNER.

THE ISSUER HAS THE RIGHT, UNDER THE INDENTURE, TO COMPEL ANY BENEFICIAL OWNER OF AN INTEREST IN A SUBORDINATED NOTE (OTHER THAN A PERSON THAT IS NOT A “U.S. PERSON,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) WHO ACQUIRES ITS INTEREST IN A TRANSACTION EXEMPT FROM REGISTRATION PURSUANT TO REGULATION S) THAT IS NOT (A) A QUALIFIED PURCHASER OR A CORPORATION, PARTNERSHIP, LIMITED LIABILITY COMPANY OR OTHER ENTITY (OTHER THAN A TRUST, EXCEPT AS OTHERWISE AGREED TO BY THE ISSUER) EACH SHAREHOLDER, PARTNER, MEMBER OR OTHER EQUITY OWNER OF WHICH IS A QUALIFIED PURCHASER AND (B) A QIB (OR, SOLELY IN THE CASE OF A SUBORDINATED NOTE ISSUED IN THE FORM OF A CERTIFICATED SUBORDINATED NOTE, AN INSTITUTIONAL “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) TO SELL ITS INTEREST IN THE SUBORDINATED NOTES, OR MAY SELL SUCH INTEREST ON BEHALF OF SUCH OWNER.

A-2-2

[ANY TRANSFER, PLEDGE OR OTHER USE OF THE SUBORDINATED NOTES REPRESENTED HEREBY FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN, UNLESS THE SUBORDINATED NOTES REPRESENTED HEREBY ARE PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY SUBORDINATED NOTES ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).

EXCEPT AS OTHERWISE SET FORTH IN THE INDENTURE, TRANSFERS OF THE SUBORDINATED NOTES REPRESENTED HEREBY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.]6

TRANSFERS OF THE SUBORDINATED NOTES REPRESENTED HEREBY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.

DISTRIBUTIONS TO THE HOLDER OF THE SUBORDINATED NOTES REPRESENTED HEREBY ARE SUBORDINATED TO THE PAYMENT ON EACH PAYMENT DATE OF PRINCIPAL OF AND INTEREST ON THE SECURED NOTES AND THE PAYMENT OF CERTAIN OTHER AMOUNTS, TO THE EXTENT AND AS DESCRIBED IN THE INDENTURE.

[6]	Insert into Global Subordinated Notes.

A-2-3

NOTE DETAILS

This note is one of a duly authorized issue of notes issued under the Indenture (as defined below) having the applicable class designation and other details specifically indicated below (the “Note Details”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture. Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Notes, the Trustee and the Holders and the terms upon which the Notes are, and are to be, authenticated and delivered. In the event of any inconsistency between this Note (including the Note Details) and the terms of the Indenture, the terms of the Indenture shall govern.

Issuer:	ADS CLO 2 LLC

Trustee:	U.S. Bank Trust Company, National Association

Indenture:	Indenture, dated as of August 12, 2025, between the Issuer and the Trustee, as amended, modified or supplemented from time to time

Registered Holder (check applicable):	☐ CEDE & CO. ☐ ________________ (insert name)

Stated Maturity:	The Payment Date in July 2037

Payment Dates:	The 15th day of January, April, July and October of each year (or, if such day is not a Business Day, the next succeeding Business Day), commencing in January 2026, and any Redemption Date (other than a Partial Redemption Date or a Re-Pricing Date that occurs on a Business Day that is not otherwise a Payment Date), except that at any time that there are no Secured Notes Outstanding, Payment Dates shall be on such dates as determined by the Collateral Manager in its sole discretion

Principal/Notional amount (“up to” amount, if global Note):	☐ Subordinated Notes $72,100,000

Principal/Notional amount (if Certificated Notes):	As set forth on the first page above

Global note with “up to” principal amount:	☐ Yes ☐ No

Minimum Denominations:	The Notes shall be issued in Minimum Denominations of U.S.$800,000 for the Subordinated Notes, in integral multiples of U.S.$1.00 in excess thereof.

A-2-4

NOTE DETAILS (continued)

Note identifying numbers: As indicated in the applicable table below for the type of Note and applicable Class indicated on the first page above.

Rule 144A Global Notes

Designation	CUSIP	ISIN
Subordinated	001000AE8	US001000AE85

Certificated Notes

Designation	CUSIP	ISIN
Subordinated	001000 AK4	US001000 AK46

A-2-5

The Issuer, for value received, hereby promises to pay to the Registered Holder of this Note or its registered assigns or nominees, upon presentation and surrender of this Note (except as otherwise permitted by the Indenture), the principal sum identified as the principal amount of this Note set forth in the Note Details (or, if this Note is identified as a global note in the Note Details, such lesser principal amount shown on the books and records of the Trustee) on the Stated Maturity set forth in the Note Details, except as provided below and in the Indenture.

The Issuer promises to pay, in accordance with the Priority of Payments, Interest Proceeds and Principal Proceeds on each Payment Date, in an amount equal to the Holder’s pro rata share of such proceeds, if any, subject to the Priority of Payments set forth in the Indenture.

This Note will mature on the Stated Maturity, unless such principal has been previously repaid or unless the unpaid principal of this Note becomes due and payable at an earlier date by redemption or otherwise and the final payments of principal, if any, will occur on that date. The payment of principal on this Note (x) may only occur after the Secured Notes are no longer Outstanding and (y) is subordinated to the payment on each Payment Date of the principal and interest due and payable on the Secured Notes and other amounts in accordance with the Priority of Payments; and any payment of principal of this Note that is not paid, in accordance with the Priority of Payments, on any Payment Date, shall not be considered “due and payable” for purposes of the Indenture.

All reductions in the principal amount of this Note (or one or more predecessor Notes) effected by distributions made on any Payment Date or other date of redemption or other repayment shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer of this Note or in exchange therefor or in lieu thereof, whether or not such payment is noted on this Note. Subject to Article II of the Indenture, upon registration of transfer of this Note or in exchange for or in lieu of any other Note of the same Class, this Note will carry the rights to unpaid interest and principal (or other applicable amount) that were carried by such predecessor Note.

This Note is subject to redemption in the manner and subject to the satisfaction of certain conditions set forth in the Indenture. The Redemption Price for this Note is set forth in the Indenture.

The Issuer, for value received, hereby promises to pay to the Registered Holder of this Note or its registered assigns or nominees, upon presentation and surrender of this Note (except as otherwise permitted by the Indenture), in accordance with the Priority of Payments, Interest Proceeds and Principal Proceeds on each Payment Date, in an amount equal to the Holder’s pro rata share of such proceeds, if any, subject to the Priority of Payments set forth in the Indenture.

Payments on this Note will be made in immediately available funds to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the relevant Record Date. Payments to the Registered Holder will be made ratably among the Holders in the proportion that the Aggregate Outstanding Amount of this Note on such Record Date bears to the Aggregate Outstanding Amount of all Notes of the Class of Notes to which this Note forms a part on such Record Date.

If this is a Global Note as identified in the Note Details, increases and decreases in the principal amount of this Global Note as a result of exchanges and transfers of interests in this Note and principal payments shall be recorded in the records of the Trustee and DTC or its nominee. So long as DTC or its nominee is the registered owner of this Global Note, DTC or such nominee, as the case may be, will be considered the sole owner or Holder of the Notes (represented hereby and beneficially owned by other persons) for all purposes under the Indenture.

A-2-6

The terms of Section 2.7(i) and Section 5.4(d) of the Indenture shall apply to this Note mutatis mutandis as if fully set forth herein.

This Note shall be issued in the Minimum Denominations set forth in the Note Details.

If an Event of Default occurs and is continuing, the Secured Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. A declaration of acceleration of the maturity of the Secured Notes may be rescinded or annulled at any time before a judgment or decree for payment of the money due has been obtained, provided that certain conditions set forth in the Indenture are satisfied.

The Indenture permits, subject to certain conditions, the amendment thereof and the modification of the provisions of the Indenture and the rights of the Holders under the Indenture. Upon the execution of any supplemental indenture, the Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of the Indenture for all purposes, and every Holder of a Note theretofore and thereafter authenticated and delivered thereunder shall be bound thereby.

The Holder of this Note agrees that it will not, prior to the date which is one year (or if longer, the applicable preference period then in effect) plus one day after the payment in full of all Notes, institute against, or join any other Person in instituting against the Issuer any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation Proceedings, or other Proceedings under Bermuda, U.S. federal or state bankruptcy or similar laws of any jurisdiction.

Title to this Note will pass by registration in the Register kept by the Registrar.

No service charge will be made to the Holder for any registration of transfer or exchange of this Note, but the Registrar, Transfer Agent or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

This Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose, unless the Certificate of Authentication herein has been executed by either the Trustee or the Authenticating Agent by the manual signature of one of their Authorized Officers, and such certificate shall be conclusive evidence, and the only evidence, that this Note has been duly authenticated and delivered under the Indenture.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND ANY MATTERS ARISING OUT OF OR RELATING IN ANY WAY WHATSOEVER TO THIS NOTE (WHETHER IN CONTRACT, TORT OR OTHERWISE), SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS.

A-2-7

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated: August 12, 2025

ADS CLO 2 LLC

By:	Apollo Debt Solutions BDC, its designated manager

By:	Apollo Credit Management, its investment manager

By:
Name: Kristin Hester
Title: Vice President

A-2-8

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

Dated as of August 12, 2025.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

A-2-9

ASSIGNMENT FORM

For value received ______________________________ does hereby sell, assign and transfer unto __________________________

__________________________

Social security or other identifying number of assignee: ___________________

Name and address, including zip code, of assignee:

the within Note and does hereby irrevocably constitute and appoint _______________ Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature*:

(Sign exactly as your name appears on the Note)

*Signature Guaranteed:

*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-2-10

DECHERT DRAFT 8/[ ]/2025

EXHIBIT B

FORMS OF TRANSFER AND EXCHANGE CERTIFICATES

EXHIBIT B-1

FORM OF TRANSFEROR CERTIFICATE FOR TRANSFER OF RULE 144A GLOBAL

NOTE OR CERTIFICATED NOTE TO REGULATION S GLOBAL NOTE

U.S. Bank Trust Company, National Association , as Trustee

111 Fillmore Avenue East

St. Paul, Minnesota 55107-1402

Attention: Bondholder Services – EP-MN-WS2N

Reference: ADS CLO 2 LLC

with a copy to:

U.S. Bank Trust Company, National Association , as Trustee

One Federal Street, Third Floor

Boston, Massachusetts 02110

Attention: Global Corporate Trust – ADS CLO 2 LLC

Re:	ADS CLO 2 LLC (the “Issuer”); [Class [A-1][A-2][B][C][Subordinated] Notes due 2037 (the “Notes”)

Reference is hereby made to the Indenture, dated as of August 12, 2025 (as may be amended, restated or supplemented, the “Indenture”) between the Issuer and U.S. Bank Trust Company, National Association , as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to U.S.$ _______ Aggregate Outstanding Amount of Notes which are held in the form of a [Rule 144A Global Note representing [Class [A-1][A-2][B][C]] [Subordinated] Notes with DTC] [Certificated Note representing [Class [A-1][A-2][B][C]] [Subordinated] Notes in the name of __________ (the “Transferor”) to effect the transfer of the Notes in exchange for an equivalent beneficial interest in a Regulation S Global Note representing [Class [A-1][A-2][B][C]] [Subordinated] Notes.

In connection with such transfer, and in respect of such Notes, the Transferor does hereby certify that such Notes are being transferred to ________ (the “Transferee”) in accordance with Regulation S under the United States Securities Act of 1933, as amended (the “Securities Act”) and the transfer restrictions set forth in the Indenture and the Offering Memorandum defined in the Indenture relating to such Notes and that:

a. the offer of the Notes was not made to a Person in the United States;

b. at the time the buy order was originated, the Transferee was outside the United States or the Transferor and any Person acting on its behalf reasonably believed that the Transferee was outside the United States;

c. no directed selling efforts have been made in contravention of the requirements of Rule 903 or 904 of Regulation S, as applicable;

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d. the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

e. the Transferee is not a “U.S. person” as defined in Regulation S under the Securities Act.

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The Transferor understands that the Issuer, the Trustee, the Collateral Manager, the U.S. Retention Holder, the Placement Agents and their counsel will rely upon the accuracy and truth of the foregoing representations, and the Transferor hereby consents to such reliance.

(Name of Transferor)

By:
Name:
Title:

Dated: _____________, ____.

cc:	ADS CLO 2 LLC, as Issuer

c/o Apollo Debt Solutions BDC

9 West 57th Street, 41st Floor

New York, New York 10019

Attention: Kristin Hester

Email: ADSFinance@Apollo.com; RegulatedFundsLegal@Apollo

With a copy to:

Apollo Debt Solutions BDC

9 West 57th Street, 41st Floor

New York, New York 10019

Attention: Kristin Hester

Email: ADSFinance@Apollo.com; RegulatedFundsLegal@Apollo

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EXHIBIT B-2

FORM OF TRANSFEREE REPRESENTATION LETTER FOR CERTIFICATED SECURED NOTES

[DATE]

U.S. Bank Trust Company, National Association , as Trustee

111 Fillmore Avenue East

St. Paul, Minnesota 55107-1402

Attention: Bondholder Services – EP-MN-WS2N

Reference: ADS CLO 2 LLC

with a copy to:

U.S. Bank Trust Company, National Association , as Trustee

One Federal Street, Third Floor

Boston, Massachusetts 02110

Attention: Global Corporate Trust – ADS CLO 2 LLC

Re:	ADS CLO 2 LLC (the “Issuer”); Class [A-1][A-2][B][C] Notes due 2037

Reference is hereby made to the Indenture, dated as of August 12, 2025, between the Issuer, and U.S. Bank Trust Company, National Association , as Trustee (as may be amended, restated or supplemented, the “Indenture”). Capitalized terms not defined in this Letter shall have the meanings ascribed to them in the Offering Memorandum of the Issuer or the Indenture.

This Letter relates to U.S.$___________ Aggregate Outstanding Amount of Class [A-1][A-2][B][C] Notes (the “Specified Securities”) to effect the transfer of the Specified Securities in the form of one or more Certificated Secured Notes to ______________ (the “Transferee”) pursuant to Section 2.5 of the Indenture.

In connection with such request, and in respect of such Specified Securities, the Transferee does hereby certify that the Specified Securities are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and (ii) pursuant to an exemption from registration under the United States Securities Act of 1933, as amended (the “Securities Act”) and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Issuer and its counsel that it is:

(i)

(a)[Check the one which applies] It is (i) ___ a “qualified purchaser” (a “Qualified Purchaser”) as defined in Section 2(a)(51) of the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the rules thereunder; or (ii) ___ an entity owned exclusively by Qualified Purchasers; and

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(b) [Check the one which applies] It is (i) ___ a “qualified institutional buyer” (a “QIB”), as defined in Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (the “Securities Act”) acquiring the Specified Securities in reliance on the exemption from Securities Act registration provided by Rule 144A that is neither a dealer described in paragraph (a)(1)(ii) of Rule 144A which owns and invests on a discretionary basis less than U.S.$25 million in securities of issuers that are not affiliated persons of the dealer, nor a plan referred to in paragraph (a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144A or a trust fund referred to in paragraph (a)(1)(i)(F) of Rule 144A that holds the assets of such a plan, if investment decisions with respect to the plan are made by the beneficiaries of the plan, except with respect to investment decisions made solely by the fiduciary, trustee or sponsor of such plan; or (ii) ___ an institutional “accredited investor” (an “IAI”) as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act; or

(ii)

_____ not a “U.S. person” (a “U.S. person”) as defined in Regulation S under the Securities Act (“Regulation S”), and is acquiring the Specified Securities for its own account or for one or more accounts, each holder of which is not a U.S. person, in an “offshore transaction” as defined in Regulation S (an “offshore transaction”) in reliance on the exemption from registration pursuant to Regulation S.

It is acquiring the Specified Securities for its own account (and not for the account of any other Person) in the applicable Minimum Denomination.

The Transferee further represents, warrants and agrees as follows:

1.

It understands that the Specified Securities are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, have not been and will not be registered or qualified under the Securities Act or any state securities laws, and, if in the future it decides to reoffer, resell, pledge or otherwise transfer the Specified Securities, such Specified Securities may be reoffered, resold, pledged or otherwise transferred only in accordance with the provisions of the Indenture and the legends on such Specified Securities, including the requirement for written certifications (if applicable). In particular, it understands that the Specified Securities may only be transferred to, and it will only transfer the Specified Securities to, a Person that is either (I)(a) a Qualified Purchaser or (b) an entity owned exclusively by Qualified Purchasers and in the case of (a) and (b) above that is a QIB (or solely in the case of Certificated Notes, an IAI) who purchases such Specified Securities in reliance on the exemption from Securities Act registration provided by Rule 144A that is neither a dealer described in paragraph (a)(1)(ii) of Rule 144A which owns and invests on a discretionary basis less than U.S.$25 million in securities of issuers that are not affiliated persons of the dealer, nor a plan referred to in paragraph (a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144A or a trust fund referred to in paragraph (a)(1)(i)(F) of Rule 144A that holds the assets of such a plan, if investment decisions with respect to the plan are made by the beneficiaries of the plan, except with respect to investment decisions made solely by the fiduciary, trustee or sponsor of such plan, or (II) a person that is not a U.S. person, and is acquiring the Specified Securities in an offshore transaction in reliance on the exemption from registration provided by Regulation S. It acknowledges that no representation is made as to the availability of any exemption under the Securities Act or any state securities laws for resale of the Specified Securities. It acknowledges that the Issuer has not been registered under the Investment Company Act, and that the Issuer is excepted from registration as such by virtue of Section 3(c)(7) of the Investment Company Act.

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2.

In connection with its purchase of the Specified Securities: (i) none of the Issuer, the Collateral Manager, the U.S. Retention Holder, the Placement Agents, the Trustee, the Administrator or the Collateral Administrator (together, the “Transaction Parties”) or any of their respective Affiliates is acting as a fiduciary or financial or investment advisor for it; (ii) it is not relying, and will not rely (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Transaction Parties or any of their respective Affiliates; other than any statements in the final Offering Memorandum with respect to such Specified Securities; (iii) it has read and understands the final Offering Memorandum for the Notes (including, without limitation, the descriptions therein of the structure of the transaction in which the Notes are being issued and the risks to purchasers of the Specified Securities); (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisers to the extent it has deemed necessary, and has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the Transaction Parties or any of their respective Affiliates; (v) it is a sophisticated investor and is purchasing the Specified Securities with a full understanding of all of the terms, conditions and risks thereof, and it is capable of assuming and willing to assume those risks; (vi) none of the Transaction Parties or any of their respective Affiliates has given it (directly or indirectly through any other Person) any assurance, guarantee or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence or benefit (including legal, regulatory, tax, financial, accounting or otherwise) of the Specified Securities or of the Indenture; (vii) it has determined that the rates, prices or amounts and other terms of the purchase and sale of such Specified Securities reflect those in the relevant market for similar transactions; (viii) it understands that the Issuer may receive a list of participants holding interests in the Notes from one or more book-entry depositories; and (ix) it understands that the Specified Securities are illiquid and it is prepared to hold the Specified Securities until their maturity.

3.

It (i) is acquiring the Specified Securities as principal solely for its own account for investment and not with a view to the resale, distribution or other disposition thereof in violation of the Securities Act; (ii) is not a (A) partnership, (B) common trust fund, or (C) special trust, pension, profit sharing or other retirement trust fund or plan in which the partners, beneficiaries or participants may designate the particular investments to be made; (iii) was not formed for the purpose of investing in the Specified Securities; (iv) agrees that it shall not hold any Specified Securities for the benefit of any other Person, that it shall at all times be the sole beneficial owner thereof for purposes of the Investment Company Act and all other purposes and that it shall not conduct hedging transactions involving any of the Specified Securities except in compliance with the Securities Act and that the beneficial owner shall not sell participation interests in the Specified Securities or enter into any other arrangement pursuant to which any other Person shall be entitled to a beneficial interest in the distributions on the Specified Securities; and (v) will hold and transfer at least the Minimum Denomination of the Specified Securities and provide notice of the relevant transfer restrictions to subsequent transferees.

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4.

It will provide notice to each Person to whom it proposes to transfer any interest in the Specified Securities of the transfer restrictions and representations set forth in Article II of the Indenture, including the exhibits referenced therein.

5.

It represents, warrants and agrees that (a) if it is, or is acting on behalf of, a Benefit Plan Investor, as defined in 29 C.F.R. Section 2510.3-101 and Section 3(42) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), its acquisition, holding and disposition of such Specified Securities does not and will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), and (b) if it is a governmental, church, non U.S. or other plan that is subject to any state, local, other federal or non U.S. laws or regulations that are substantially similar to the prohibited transaction provisions of Section 406 of ERISA or Section 4975 of the Code (“Other Plan Law”), its acquisition, holding and disposition of such Specified Securities do not and will not constitute or give rise to a non-exempt violation of Other Plan Law.

It represents, warrants and agrees (i) that none of the Transaction Parties has provided or will provide any investment advice within the meaning of Section 3(21) of ERISA to the Benefit Plan Investor, or to any fiduciary or other person investing the assets of the Benefit Plan Investor (“Fiduciary”), in connection with its acquisition of the Specified Securities, and (ii) the Fiduciary is exercising its own independent judgment in evaluating the investment of the Specified Securities.

If it is a purchaser of ERISA Restricted Notes, on each day from the date on which it acquires its interest in the Specified Securities through and including the date on which it disposes of its interest in the Specified Securities, (a) it is not, and is not acting on behalf of, a Benefit Plan Investor and (b) if it is a governmental, church, non-U.S. or other plan, (I) it is not, and for so long as it holds the Specified Securities or interest therein will not be, subject to Similar Law and (II) its acquisition, holding and disposition of the Specified Securities do not and will not constitute or result in a non-exempt violation of any Other Plan Law.

6.

It agrees to treat the Issuer and the Specified Securities as described in the “Certain U.S. Federal Income Tax Considerations” section of the Offering Memorandum for all U.S. federal, state and local income tax purposes and to take no action inconsistent with such treatment unless required by law.

7.

It will timely furnish the Issuer, the Trustee or any agent of the Issuer (including any Paying Agent) with any U.S. federal income tax forms or certifications (including IRS Forms W-8 (together with all appropriate attachments) or W-9, as applicable, or any successors to such IRS forms) that the Issuer or its agents (including any Paying Agent) may reasonably request, and any tax forms, documentation, agreements, information, or certifications that are reasonably requested by the Issuer or its agents (including any Paying Agent) to enable the Issuer or its agents to (A) make payments to it without, or at a reduced rate of, deduction

B-2-4

or withholding, (B) qualify for a reduced rate of withholding or deduction in any jurisdiction from or through which the Issuer or its agents receive payments, and (C) satisfy reporting and other obligations, and shall update or replace such tax forms, documentation, agreements, information, or certifications upon its expiration, obsolescence or becoming inaccurate in any respect, and as appropriate or in accordance with their terms or subsequent amendments, and acknowledges that the failure to provide, update or replace any such tax forms documentation, agreements, information, or certifications may result in the imposition of withholding or back-up withholding upon payments to such Transferee. Amounts withheld pursuant to applicable tax laws will be treated as having been paid to the Transferee by the Issuer.

8.	It represents, acknowledges and agrees to the tax-related transfer restrictions set forth in Section 2.12 of the Indenture.

9.

It will indemnify the Issuer, the Trustee and their respective agents from any and all damages, costs and expenses (including, without limitation, reasonable attorneys’ fees and costs, and any amount of taxes, fees, interest, additions to tax, or penalties) resulting from the Issuer’s inability to achieve compliance with FATCA to the extent attributable to the failure by such Transferee to comply with its obligations under Section 2.12(c) of the Indenture. The indemnification will continue with respect to any period during which the Transferee held a Note, notwithstanding the Transferee ceasing to be a Transferee or beneficial owner of the Specified Securities.

10.

It agrees and acknowledges that the Issuer has the right, under the Indenture, to compel any Holder or beneficial owner of Specified Securities to sell and transfer its interest in such Specified Securities in the manner, under the conditions and with the effect provided in the Indenture in the event that it is a Non-Permitted Holder as set forth in Section 2.11(b) of the Indenture or a Non-Permitted ERISA Holder as set forth in Section 2.11(d) of the Indenture. In addition to the rights of the Issuer described above, any acquisition of Specified Securities by a Non-Permitted Holder described under clause (a) of the definition of such term or by a Non-Permitted ERISA Holder shall be void ab initio.

11.

It agrees that the Specified Securities will be limited recourse obligations of the Issuer, payable solely from the Assets in accordance with the Priority of Payments. It agrees that it shall not institute against, or join any other Person in instituting against the Issuer any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation Proceedings or other Proceedings under U.S. Federal or state bankruptcy laws or any other similar laws until at least one year and one day after payment in full of the Notes, or, if longer, the applicable preference period then in effect plus one day following such payment in full.

12.

It consents to delivery by the Trustee to the Issuer and the Collateral Manager of (A) any information contained in any beneficial owners’ certifications, substantially in the form required by the Indenture, that the Trustee has received from its and (B) any other forms or information submitted to the Trustee in connection with its interest, the Holder of its interest or other Persons being granted access to the Trustee Website.

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13.

It understands and agrees that that none of the Transaction Parties or other persons that provide marketing services on their behalf, nor any of their affiliates, has provided or is providing investment advice of any kind whatsoever (whether impartial or otherwise) or is giving any advice in a fiduciary or other capacity, in connection with any Benefit Plan Investor’s acquisition of any Notes or any interest therein.

14.

To the extent required by the Issuer, as determined by the Issuer or the Collateral Manager on behalf of the Issuer, the Issuer may, upon notice to the Trustee, impose additional transfer restrictions on the Specified Securities to comply with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 and other similar laws or regulations, including, without limitation, requiring each transferee of Specified Securities to make representations to the Issuer in connection with such compliance.

15.

It understands that the Issuer, the Trustee, the Collateral Manager, the U.S. Retention Holder, the Placement Agents and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and it hereby consents to such reliance. It irrevocably authorizes the Placement Agents and their respective Affiliates to produce this letter and any related documentation to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters set forth herein.

16.

It will not, at any time, offer to buy or offer to sell the Specified Securities by any form of general solicitation or advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or seminar or meeting whose attendees have been invited by general solicitations or advertising.

17.

It is aware that, except as otherwise provided in the Indenture, any Notes being sold to it in reliance on Regulation S will be represented by one or more Regulation S Global Notes and that beneficial interests therein may be held only through DTC for the respective accounts of Euroclear or Clearstream.

18.

It has the power and authority to enter into this letter and each other document required to be executed and delivered by or on behalf of it in connection with this purchase or transfer of Specified Securities, and to perform its obligations hereunder and thereunder and consummate the transactions contemplated hereby and thereby, and the person signing this letter on behalf of it has been duly authorized to execute and deliver this letter and each other document required to be executed and delivered by it in connection with this subscription for Specified Securities. Such execution, delivery and compliance by it does not conflict with, or constitute a default under, any instruments governing it, any applicable law, regulation or order, or any material agreement to which it is a party or by which it is bound. This letter has been duly executed by it and constitutes a valid and legally binding agreement of it, enforceable against it in accordance with its terms.

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19.

To the best of its knowledge, none of: (a) it; (b) any Person controlling or controlled by it; (c) if it is a privately held entity, any Person having a beneficial interest in it; (d) any Person having a beneficial interest in the Notes; or (e) any Person for whom it is acting as agent or nominee in connection with its investment in the Notes is a country, territory, individual or entity named on any United States Treasury Department’s Office of Foreign Assets Control (“OFAC”) list of prohibited countries, territories, Persons, or is a Person prohibited under the OFAC programs that prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

20.

Any funds used by it to purchase the Specified Securities are not directly or indirectly derived from activities that may contravene applicable laws and regulations, including anti-money laundering laws and regulations.

21.

Except as otherwise provided herein, this letter shall be binding upon and inure to the benefit of the parties and their successors, heirs, executors, legal representatives and transferees. The Transferee’s purchase of the Specified Securities does not violate any provision of law applicable to it. Such execution, delivery and compliance by it does not conflict with, or constitute a default under, any instruments governing it, any applicable law, regulation or order, or any material agreement to which it is a party or by which it is bound. This letter has been duly executed by it and constitutes a valid and legally binding agreement of it, enforceable against it in accordance with its terms.

22.	It agrees to be subject to the Bankruptcy Subordination Agreement.

23.

It understands that the Issuer may, if the Specified Securities are issued in the form of Certificated Notes, except in relation to certain categories of institutional investors, require a detailed verification of a Transferee’s identity and the source of the payment used by such Transferee for purchasing the Specified Securities. The laws of other major financial centers may impose similar obligations upon the Issuer.

[The remainder of this page has been intentionally left blank.]

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Name of Transferee:
Dated:

By:
Name:
Title:

Outstanding principal amount of Class [______] Notes: U.S.$__________

Taxpayer identification number:

Address for notices:

Wire transfer information for payments:

Bank:

Address:

Bank ABA#:

Account#:

Telephone:	FAO:

Facsimile:	Attention:

Attention:

Denominations of certificates (if more than one):

Registered name:

cc:	ADS CLO 2 LLC, as Issuer

c/o Apollo Debt Solutions BDC

9 West 57th Street, 41st Floor

New York, New York 10019

Attention: Kristin Hester

Email: ADSFinance@Apollo.com; RegulatedFundsLegal@Apollo

With a copy to:

Apollo Debt Solutions BDC

9 West 57th Street, 41st Floor

New York, New York 10019

Attention: Kristin Hester

Email: ADSFinance@Apollo.com; RegulatedFundsLegal@Apollo

B-2-8

EXHIBIT B-3

FORM OF TRANSFEROR CERTIFICATE FOR TRANSFER OF REGULATION S

GLOBAL NOTE OR CERTIFICATED NOTE TO RULE 144A GLOBAL NOTE

U.S. Bank Trust Company, National Association , as Trustee

111 Fillmore Avenue East

St. Paul, Minnesota 55107-1402

Attention: Bondholder Services – EP-MN-WS2N

Reference: ADS CLO 2 LLC

with a copy to:

U.S. Bank Trust Company, National Association , as Trustee

One Federal Street, Third Floor

Boston, Massachusetts 02110

Attention: Global Corporate Trust – ADS CLO 2 LLC

Re:	ADS CLO 2 LLC (the “Issuer”); [Class [A-1][A-2][B][C]] [Subordinated] Notes due 2037 (the “Notes”)

Reference is hereby made to the Indenture, dated as of August 12, 2025 (as may be amended, restated or supplemented, the “Indenture”) between the Issuer and U.S. Bank Trust Company, National Association , as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to U.S. $ ________ Aggregate Outstanding Amount of Notes which are held in the form of a [Regulation S Global Note representing [Class [A-1][A-2][B][C]] [Subordinated] Notes with DTC] [Certificated Note representing [Class [A-1][A-2][B][C]] [Subordinated] Note in the name of ______________ (the “Transferor”) to effect the transfer of the Notes in exchange for an equivalent beneficial interest in a Rule 144A Global Note representing [Class [A-1][A-2][B][C]] [Subordinated] Notes.

In connection with such transfer, and in respect of such Notes, the Transferor does hereby certify that such Notes are being transferred to _______________ (the “Transferee”) in accordance with (i) the transfer restrictions set forth in the Indenture and the Offering Memorandum relating to such Notes and (ii) Rule 144A under the United States Securities Act of 1933, as amended, and it reasonably believes that the Transferee is purchasing the Notes for its own account, is a Qualified Institutional Buyer and either (x) a Qualified Purchaser or (y) an entity owned exclusively by Qualified Purchasers and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

The Transferor understands that the Issuer, the Trustee, the Collateral Manager, the U.S. Retention Holder, the Placement Agents and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and the Transferor hereby consents to such reliance.

B-3-1

(Name of Transferor)

By:
Name:
Title:

Dated: __________, ____.

cc:	ADS CLO 2 LLC, as Issuer

c/o Apollo Debt Solutions BDC

9 West 57th Street, 41st Floor

New York, New York 10019

Attention: Kristin Hester

Email: ADSFinance@Apollo.com; RegulatedFundsLegal@Apollo

With a copy to:

Apollo Debt Solutions BDC

9 West 57th Street, 41st Floor

New York, New York 10019

Attention: Kristin Hester

Email: ADSFinance@Apollo.com; RegulatedFundsLegal@Apollo

B-3-2

EXHIBIT B-4

FORM OF PURCHASER REPRESENTATION LETTER FOR SUBORDINATED NOTES

[DATE]

U.S. Bank Trust Company, National Association , as Trustee

111 Fillmore Avenue East

St. Paul, Minnesota 55107-1402

Attention: Bondholder Services – EP-MN-WS2N

Reference: ADS CLO 2 LLC

with a copy to:

U.S. Bank Trust Company, National Association , as Trustee

One Federal Street, Third Floor

Boston, Massachusetts 02110

Attention: Global Corporate Trust – ADS CLO 2 LLC

Re:	ADS CLO 2 LLC (the “Issuer”); Subordinated Notes

Reference is hereby made to the Indenture, dated as of August 12, 2025, between the Issuer and U.S. Bank Trust Company, National Association , as Trustee (as may be amended, restated or supplemented, the “Indenture”). Capitalized terms not defined in this Certificate shall have the meanings ascribed to them in the final Offering Memorandum of the Issuer or the Indenture.

This letter relates to U.S.$___________ Aggregate Outstanding Amount of Subordinated Notes (the “Specified Securities”) in the form of one or more [certificated][Rule 144A Global] Subordinated Notes to effect the transfer or initial purchase of the Subordinated Notes to ____________________ (the “Transferee”) pursuant to Section 2.5 of the Indenture.

In connection with such request, and in respect of such Specified Securities, the Transferee does hereby certify that the Specified Securities are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and (ii) pursuant to an exemption from registration under the United States Securities Act of 1933, as amended (the “Securities Act”) and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

The Transferee hereby represents, warrants and covenants for the benefit of the Issuer and its counsel that it is:

(i)

(a) [Check the one which applies] It is (i) ___ a “qualified purchaser” (a “Qualified Purchaser”) as defined in Section 2(a)(51) of the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the rules thereunder; or (ii) ___ an entity owned exclusively by Qualified Purchasers; and

B-4-1

(b) [Check the one which applies] It is (i) ___ a “qualified institutional buyer” (a “QIB”), as defined in Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (the “Securities Act”) acquiring the Specified Securities in reliance on the exemption from Securities Act registration provided by Rule 144A that is neither a dealer described in paragraph (a)(1)(ii) of Rule 144A which owns and invests on a discretionary basis less than U.S.$25 million in securities of issuers that are not affiliated persons of the dealer, nor a plan referred to in paragraph (a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144A or a trust fund referred to in paragraph (a)(1)(i)(F) of Rule 144A that holds the assets of such a plan, if investment decisions with respect to the plan are made by the beneficiaries of the plan, except with respect to investment decisions made solely by the fiduciary, trustee or sponsor of such plan; or (ii) ___ solely in the case of Certificated Notes, an institutional “accredited investor” (an “IAI”) as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act

It is acquiring the Specified Securities for its own account (and not for the account of any other Person) in the applicable Minimum Denomination.

The Transferee further represents, warrants and agrees as follows:

1.

It understands that the Specified Securities are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, have not been and will not be registered or qualified under the Securities Act or any state securities laws, and, if in the future it decides to reoffer, resell, pledge or otherwise transfer the Specified Securities, such Specified Securities may be reoffered, resold, pledged or otherwise transferred only in accordance with the provisions of the Indenture and the legends on such Specified Securities, including the requirement for written certifications (if applicable). In particular, it understands that the Specified Securities may only be transferred to, and it will only transfer the Specified Securities to, a Person that is either (a) a Qualified Purchaser or (b) an entity owned exclusively by Qualified Purchasers and in the case of (a) and (b) above that is a QIB (or solely in the case of Certificated Notes, an IAI) who purchases such Specified Securities in reliance on the exemption from Securities Act registration provided by Rule 144A that is neither a dealer described in paragraph (a)(1)(ii) of Rule 144A which owns and invests on a discretionary basis less than U.S.$25 million in securities of issuers that are not affiliated persons of the dealer, nor a plan referred to in paragraph (a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144A or a trust fund referred to in paragraph (a)(1)(i)(F) of Rule 144A that holds the assets of such a plan, if investment decisions with respect to the plan are made by the beneficiaries of the plan, except with respect to investment decisions made solely by the fiduciary, trustee or sponsor of such plan. It acknowledges that no representation is made as to the availability of any exemption under the Securities Act or any state securities laws for resale of the Specified Securities. It acknowledges that the Issuer has not been registered under the Investment Company Act, and that the Issuer is excepted from registration as such by virtue of Section 3(c)(7) of the Investment Company Act.

B-4-2

2.

In connection with its purchase of the Specified Securities: (i) none of the Issuer, the Collateral Manager, the U.S. Retention Holder, the Placement Agents, the Trustee, the Administrator or the Collateral Administrator (together, the “Transaction Parties”) or any of their respective Affiliates is acting as a fiduciary or financial or investment advisor for it; (ii) it is not relying, and will not rely (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Transaction Parties or any of their respective Affiliates; other than any statements in the final Offering Memorandum with respect to such Specified Securities; (iii) it has read and understands the final Offering Memorandum for the Notes (including, without limitation, the descriptions therein of the structure of the transaction in which the Notes are being issued and the risks to purchasers of the Specified Securities); (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisers to the extent it has deemed necessary, and has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the Transaction Parties or any of their respective Affiliates; (v) it is a sophisticated investor and is purchasing the Specified Securities with a full understanding of all of the terms, conditions and risks thereof, and it is capable of assuming and willing to assume those risks; (vi) none of the Transaction Parties or any of their respective Affiliates has given it (directly or indirectly through any other Person) any assurance, guarantee or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence or benefit (including legal, regulatory, tax, financial, accounting or otherwise) of the Specified Securities, or of the Indenture; (vii) it has determined that the rates, prices or amounts and other terms of the purchase and sale of such Specified Securities reflect those in the relevant market for similar transactions; (viii) it understands that the Issuer may receive a list of participants holding interests in the Notes from one or more book-entry depositories; and (ix) it understands that the Specified Securities are illiquid and it is prepared to hold the Specified Securities until their maturity.

3.

It (i) is acquiring the Specified Securities as principal solely for its own account for investment and not with a view to the resale, distribution or other disposition thereof in violation of the Securities Act; (ii) is not a (A) partnership, (B) common trust fund, or (C) special trust, pension, profit sharing or other retirement trust fund or plan in which the partners, beneficiaries or participants may designate the particular investments to be made; (iii) was not formed for the purpose of investing in the Specified Securities; (iv) agrees that it shall not hold any Specified Securities for the benefit of any other Person, that it shall at all times be the sole beneficial owner thereof for purposes of the Investment Company Act and all other purposes and that it shall not conduct hedging transactions involving any of the Specified Securities except in compliance with the Securities Act and that the beneficial owner shall not sell participation interests in the Specified Securities or enter into any other arrangement pursuant to which any other Person shall be entitled to a beneficial interest in the distributions on the Specified Securities; and (v) will hold and transfer at least the Minimum Denomination of the Specified Securities and provide notice of the relevant transfer restrictions to subsequent transferees.

4.

It will provide notice to each Person to whom it proposes to transfer any interest in the Specified Securities of the transfer restrictions and representations set forth in Article II of the Indenture, including the exhibits referenced therein.

B-4-3

5.

On each day from the date on which it acquires its interest in the Specified Securities through and including the date on which it disposes of its interest in the Specified Securities, (a) it is not, and is not acting on behalf of, a Benefit Plan Investor and (b) if it is a governmental, church, non-U.S. or other plan, (I) it is not, and for so long as it holds the Specified Securities or interest therein will not be, subject to Similar Law and (II) its acquisition, holding and disposition of the Specified Securities do not and will not constitute or result in a non-exempt violation of any Other Plan Law.

6.

It acknowledges and agrees that all of the assurances given by it as to its status under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) are correct and are for the benefit of the Issuer, the Trustee, the Placement Agents, the Collateral Manager and the U.S. Retention Holder. It agrees and acknowledges that neither the Issuer nor the Trustee will recognize any purchase or transfer of the Specified Securities if such purchase or transfer may result in the Specified Securities being held by Benefit Plan Investors, as defined in 29 C.F.R. Section 2510.3-101 and Section 3(42) of ERISA. It further agrees and acknowledges that the Issuer has the right, under the Indenture, to compel any Holder or beneficial owner of Specified Securities who has made or has been deemed to make a prohibited transaction, Benefit Plan Investor, Similar Law or Other Plan Law representation that is subsequently shown to be false or misleading to sell its interest in the Specified Securities, or may sell such interest on behalf of such owner.

It agrees to indemnify and hold harmless the Issuer, the Trustee, the Placement Agents, the Collateral Manager, the U.S. Retention Holder and their respective Affiliates from any cost, damage, or loss incurred by them as a result of these representations being or being deemed to be untrue.

7.

It agrees to treat the Issuer and the Specified Securities as described in the “Certain U.S. Federal Income Tax Considerations” section of the Offering Memorandum for all U.S. federal, state and local income tax purposes and to take no action inconsistent with such treatment unless required by law.

8.

8.It will timely furnish the Issuer, the Trustee or any agent of the Issuer (including any Paying Agent) with any U.S. federal income tax forms or certifications (including IRS Forms W-8 (together with all appropriate attachments) or W-9, as applicable, or any successors to such IRS forms) that the Issuer or its agents (including any Paying Agent) may reasonably request, and any tax forms, documentation, agreements, information, or certifications that are reasonably requested by the Issuer or its agents (including any Paying Agent) to enable the Issuer or its agents to (A) make payments to it without, or at a reduced rate of, deduction or withholding, (B) qualify for a reduced rate of withholding or deduction in any jurisdiction from or through which the Issuer or its agents receive payments, and (C) satisfy reporting and other obligations, and shall update or replace such tax forms, documentation, agreements, information, or certifications upon its expiration, obsolescence or becoming inaccurate in any respect, and as appropriate or in accordance with their terms or subsequent amendments, and acknowledges that the failure to provide, update or replace any such tax forms documentation, agreements, information, or certifications may result in the imposition of withholding or back-up withholding upon payments to such Transferee. Amounts withheld pursuant to applicable tax laws will be treated as having been paid to the Transferee by the Issuer.

B-4-4

9.	It represents, acknowledges and agrees to the tax-related transfer restrictions set forth in Section 2.12 of the Indenture.

10.

It will indemnify the Issuer, the Trustee and their respective agents from any and all damages, costs and expenses (including, without limitation, reasonable attorneys’ fees and costs, and any amount of taxes, fees, interest, additions to tax, or penalties) resulting from the Issuer’s inability to achieve compliance with FATCA to the extent attributable to the failure by such Transferee to comply with its obligations under Section 2.12(c) of the Indenture. The indemnification will continue with respect to any period during which the Transferee held a Note, notwithstanding the Transferee ceasing to be a Transferee or beneficial owner of the Specified Securities.

11.

It agrees and acknowledges that the Issuer has the right, under the Indenture, to compel any Holder or beneficial owner of Specified Securities to sell and transfer its interest in such Specified Securities in the manner, under the conditions and with the effect provided in the Indenture in the event that it is a Non-Permitted Holder as set forth in Section 2.11(b) of the Indenture or a Non-Permitted ERISA Holder as set forth in Section 2.11(d) of the Indenture. In addition to the rights of the Issuer described above, any acquisition of Specified Securities by a Non-Permitted Holder described under clause (a) of the definition of such term or by a Non-Permitted ERISA Holder shall be void ab initio.

12.

It agrees that the Specified Securities will be limited recourse obligations of the Issuer, payable solely from the Assets in accordance with the Priority of Payments. It agrees that it shall not institute against, or join any other Person in instituting against the Issuer any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation Proceedings or other Proceedings under U.S. Federal or state bankruptcy laws or any other similar laws until at least one year and one day after payment in full of the Notes, or, if longer, the applicable preference period then in effect plus one day following such payment in full.

13.

It consents to delivery by the Trustee to the Issuer and the Collateral Manager of (A) any information contained in any beneficial owners’ certifications, substantially in the form required by the Indenture, that the Trustee has received from its and (B) any other forms or information submitted to the Trustee in connection with its interest, the Holder of its interest or other Persons being granted access to the Trustee Website.

14.

To the extent required by the Issuer, as determined by the Issuer or the Collateral Manager on behalf of the Issuer, the Issuer may, upon notice to the Trustee, impose additional transfer restrictions on the Specified Securities to comply with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 and other similar laws or regulations, including, without limitation, requiring each transferee of Specified Securities to make representations to the Issuer in connection with such compliance.

B-4-5

15.

It understands that the Issuer, the Trustee, the Collateral Manager, the U.S. Retention Holder, the Placement Agents and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and it hereby consents to such reliance. It irrevocably authorizes the Placement Agents and their respective Affiliates to produce this letter and any related documentation to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters set forth herein.

16.

It understands that an investment in the Specified Securities involves certain risks, including the risk of loss of all or a substantial part of its investment. Due to the structure of the transaction, the Specified Securities (together with the remainder of the Subordinated Notes) will rank behind all creditors (secured or unsecured and whether known or unknown) of the Issuer, including without limitation, the holders of the Notes and any Hedge Counterparties. It has had access to such financial and other information concerning the Transaction Parties, the Specified Securities, the initial portfolio of Collateral Obligations and the Assets as it deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of the Specified Securities, including an opportunity to ask questions of and request information from each Transaction Party.

17.

It will not, at any time, offer to buy or offer to sell the Notes by any form of general solicitation or advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or seminar or meeting whose attendees have been invited by general solicitations or advertising.

18.

It is aware that, except as otherwise provided in the Indenture, any Notes being sold to it in reliance on Regulation S will be represented by one or more Regulation S Global Notes and that beneficial interests therein may be held only through DTC for the respective accounts of Euroclear or Clearstream.

19.

It has the power and authority to enter into this letter and each other document required to be executed and delivered by or on behalf of it in connection with this purchase or transfer of Specified Securities, and to perform its obligations hereunder and thereunder and consummate the transactions contemplated hereby and thereby, and the person signing this letter on behalf of it has been duly authorized to execute and deliver this letter and each other document required to be executed and delivered by it in connection with this subscription for Specified Securities. Such execution, delivery and compliance by it does not conflict with, or constitute a default under, any instruments governing it, any applicable law, regulation or order, or any material agreement to which it is a party or by which it is bound. This letter has been duly executed by it and constitutes a valid and legally binding agreement of it, enforceable against it in accordance with its terms.

20.

To the best of its knowledge, none of: (a) it; (b) any Person controlling or controlled by it; (c) if it is a privately held entity, any Person having a beneficial interest in it; (d) any Person having a beneficial interest in the Notes; or (e) any Person for whom it is acting as agent or nominee in connection with its investment in the Notes is a country, territory, individual or entity named on any United States Treasury Department’s Office of Foreign Assets Control (“OFAC”) list of prohibited countries, territories, Persons, or is a Person prohibited under the OFAC programs that prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

B-4-6

21.

Any funds used by it to purchase the Notes are not directly or indirectly derived from activities that may contravene applicable laws and regulations, including anti-money laundering laws and regulations.

22.

Except as otherwise provided herein, this letter shall be binding upon and inure to the benefit of the parties and their successors, heirs, executors, legal representatives and transferees. The Transferee’s purchase of the Specified Securities does not violate any provision of law applicable to it. Such execution, delivery and compliance by it does not conflict with, or constitute a default under, any instruments governing it, any applicable law, regulation or order, or any material agreement to which it is a party or by which it is bound. This letter has been duly executed by it and constitutes a valid and legally binding agreement of it, enforceable against it in accordance with its terms.

23.	It agrees to be subject to the Bankruptcy Subordination Agreement.

24.

It understands that the Issuer may, if the Specified Securities are issued in the form of Certificated Notes, except in relation to certain categories of institutional investors, require a detailed verification of a Transferee’s identity and the source of the payment used by such Transferee for purchasing the Specified Securities. The laws of other major financial centers may impose similar obligations upon the Issuer.

B-4-7

Name of Transferee:
Dated:

By:
Name:
Title:

[Outstanding principal amount of Subordinated Notes: U.S.$__________ ]

Taxpayer identification number:

Address for notices:

Wire transfer information for payments:

Bank:

Address:

Bank ABA#:

Account#:

Telephone:	FAO:

Facsimile:	Attention:

Attention:

Denominations of certificates (if more than one):

Registered name:

cc:	ADS CLO 2 LLC, as Issuer

c/o Apollo Debt Solutions BDC

9 West 57th Street, 41st Floor

New York, New York 10019

Attention: Kristin Hester

Email: ADSFinance@Apollo.com; RegulatedFundsLegal@Apollo

With a copy to:

Apollo Debt Solutions BDC

9 West 57th Street, 41st Floor

New York, New York 10019

Attention: Kristin Hester

Email: ADSFinance@Apollo.com; RegulatedFundsLegal@Apollo

EXHIBIT C

FORM OF BENEFICIAL OWNERSHIP CERTIFICATE

U.S. Bank Trust Company, National Association , as Trustee

One Federal Street, Third Floor

Boston, Massachusetts 02110

Attention: Global Corporate Trust – ADS CLO 2 LLC

ADS CLO 2 LLC, as Issuer

c/o Apollo Debt Solutions BDC

9 West 57th Street, 41st Floor

New York, New York 10019

Attention: Kristin Hester

Email: ADSFinance@Apollo.com; RegulatedFundsLegal@Apollo

Apollo Debt Solutions BDC, as Collateral Manager

9 West 57th Street, 41st Floor

New York, New York 10019

Attention: Kristin Hester

Email: ADSFinance@Apollo.com; RegulatedFundsLegal@Apollo

Re:

Reports Prepared Pursuant to the Indenture, dated as of August 12, 2025, between ADS CLO 2 LLC and U.S. Bank Trust Company, National Association (as may be amended, restated or supplemented, the “Indenture”).

Ladies and Gentlemen:

The undersigned hereby certifies that it is the beneficial owner of [check the box(es) that are applicable to you and fill in the corresponding dollar amount]:

☐ U.S.$_____________ in principal amount of the Class A-1 Senior Secured Floating Rate Notes due 2037 of ADS CLO 2 LLC

☐ U.S.$_____________ in principal amount of the Class A-2 Senior Secured Floating Rate Notes due 2037 of ADS CLO 2 LLC

☐ U.S.$_____________ in principal amount of the Class B Senior Secured Deferrable Floating Rate Notes due 2037 of ADS CLO 2 LLC

☐ U.S.$_____________ in principal amount of the Class C Senior Secured Deferrable Floating Rate Notes due 2037 of ADS CLO 2 LLC

☐ U.S.$_____________ in principal amount of the Subordinated Notes due 2037 of ADS CLO 2 LLC

The undersigned hereby requests the Trustee grant it access, via a protected password, to the Trustee’s website in order to view postings of the following [check the box(es) that are applicable]:

☐ the information specified in Section 7.17 of the Indenture

☐ the Monthly Report specified in Section 10.5(a) of the Indenture

☐ the Distribution Report specified in Section 10.5(b) of the Indenture

☐ notification of the execution of a Trading Plan as specified in Section 10.5(g) of the Indenture

☐ information or notice provided or listed on the Register as specified in Section 10.8(b) of the Indenture

The undersigned acknowledges the terms of Section 14.15 of the Indenture and agrees to maintain the confidentiality of Confidential Information (as defined in Section 14.15 of the Indenture) in accordance with the terms of Section 14.15 of the Indenture. This certificate shall be construed in accordance with, and this certificate and all matters arising out of or relating in any way whatsoever (whether in contract, tort or otherwise) to this certificate shall be governed by, the law of the State of New York.

IN WITNESS WHEREOF, the undersigned has caused this certificate to be duly executed this ____ day of ____________, _____.

BENEFICIAL OWNER: __________________________

By:
Name:
Title:
Email:

Address for notices:

Attention:

Tel.: _________________________

Fax: _________________________

Email: _______________________

EXHIBIT D-1

NON-CONSENT TO SUPPLEMENTAL INDENTURE FORM

[DATE]

Apollo Debt Solutions BDC, as Non-Consenting Holder Registrar

9 West 57th Street, 41st Floor

New York, New York 10019

Attention: Kristin Hester

Email: ADSFinance@Apollo.com; RegulatedFundsLegal@Apollo

U.S. Bank Trust Company, National Association , as Trustee

One Federal Street, Third Floor

Boston, Massachusetts 02110

Attention: Global Corporate Trust – ADS CLO 2 LLC

Re:	Indenture, dated as of August 12, 2025, between ADS CLO 2 LLC and U.S. Bank Trust Company, National Association (as may be amended, restated or supplemented, the “Indenture”).

Ladies and Gentlemen:

The undersigned, by its signature set forth below and on the proof of ownership (the “Proof of Ownership”) attached hereto as Addendum I or Addendum II, certifies that (i) it is a beneficial owner or the record owner of the aggregate principal amount of the Notes indicated on the Proof of Ownership on the date indicated below, (ii) it has full power and authority to execute and deliver this Non-Consent to Supplemental Indenture (this “Non-Consent”) and the Proof of Ownership, to make this certification and to give the non-consent set forth herein and such power has not been granted or assigned to any other Person, (iii) if it is a beneficial owner, it owns the Notes held by the DTC Participant, the custodian or Euroclear listed on the Proof of Ownership and (iv) the Trustee, the Collateral Manager, the Non-Consenting Holder Registrar and the Issuer may conclusively rely upon this certification. Capitalized terms not defined in this form shall have the meanings ascribed to them in the Indenture.

The undersigned hereby notifies the Issuer, the Trustee, the Non-Consenting Holder Registrar and the Collateral Manager that it does NOT consent to [the terms of the proposed Supplemental Indenture pursuant to Section 8.2 of the Indenture attached to the notice of supplemental indenture dated [____]] [any Supplemental Indenture pursuant to Section 8.2 of the Indenture until such time as the Holder notifies the Issuer, the Trustee, the Non-Consenting Holder Registrar and the Collateral Manager that it consents to the terms of a proposed Supplemental Indenture pursuant to Section 8.2 of the Indenture].

The undersigned acknowledges the terms of Section 8.4 of the Indenture, including without limitation the definition of “Investor Consent Period.” Notwithstanding anything else in the Indenture to the contrary, with respect to any proposed supplemental indenture pursuant to Section 8.2 of the Indenture, Section 8.4 of the Indenture shall not apply to (x) any Holder of the Class A- 1 Notes prior to the satisfaction of the Controlling Class Condition and (y) any Holder of the Subordinated Notes.

D-1-1

The undersigned agrees to use commercially reasonable efforts to notify the Non-Consenting Holder Registrar, the Trustee and the Collateral Manager by email within 30 days of selling or transferring any or all of the Notes identified in the Proof of Ownership attached hereto and acknowledges that this Non-Consent will be removed, in whole or in part (to the extent of such sold or transferred Notes) from the Non-Consenting Holder Register upon such notification.

The Issuer, the Trustee, the Collateral Manager and counsel which delivers an Opinion of Counsel to the Trustee pursuant to Section 8.3 of the Indenture, is authorized to conclusively rely on the validity and effectiveness of this Non-Consent, unless such Non-Consent is revoked (in whole or in part) by written notice (which may be sent by email) to the Non-Consenting Holder Registrar, the Trustee and the Collateral Manager.

[Signature Page Follows]

D-1-2

IN WITNESS WHEREOF, the undersigned has duly authorized and executed this Non-Consent as of the date first written above.

NAME OF HOLDER:

(Print Name of Entity)

By:
Name:
Title:

This Non-Consent is given to the Trustee, the Collateral Manager, the Non-Consenting Holder Registrar and the Issuer.

D-1-3

Addendum I

ADS CLO 2 LLC

PROOF OF OWNERSHIP

(For Certificated Holders)

Class of Offered Security:

Name of Registered Owner(s):
(Please Print)

Signature of Authorized Signer of
Registered Owner:

Name and Title of Authorized Signer at Registered Owner:
(Please Print)

Telephone Number of Authorized Signer:

Email Address:

Mailing Address:

CUSIP number(s):

Holding:

(Aggregate Outstanding Amount)

Holding:

(Aggregate Outstanding Amount)

Notary Required: (U.S. Persons should affix stamp & signature and provide incumbency certificate; Non-U.S. Persons should provide notarization or affix stamp and signature and provide incumbency certificate)

Signature of Authorized Signer of Registered Owner:

Date: _________________________
Signature

Date: _________________________
Signature

(Additional signature lines are provided for multiple authorized signers, if required. Notary continued on next page)

D-1-4

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

________Of	)
) ss
________Of	)

On ___________, 20__ before me, the undersigned, a Notary Public in and for said ____________, personally appeared ____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies) and that by his/her/their signature(s) on the instrument the person(s), or the entity upon which the person(s) acted, executed the instrument under due authority.

WITNESS my hand and official seal.

Notary Public in and for the ________ of ____________

(SEAL)

D-1-5

Addendum II

ADS CLO 2 LLC

PROOF OF OWNERSHIP

(For DTC and Euroclear Participants)

Class of Offered Security:

Beneficial Holder:
(Please Print)

Signature of Authorized Signer of
Beneficial Holder:

Name and Title of Authorized Signer at Beneficial Holder:

Telephone Number of Authorized Signer:

Email Address:

Mailing Address:

CUSIP number(s):

Holding:
(Original Aggregate Outstanding Amount)

Holding:
(Current Aggregate Outstanding Amount)

DTC Participant Name:

DTC Participant Number:

DTC Participant Contact Name:

DTC Participant Telephone Number:

DTC Participant Email Address:

[Signature Page Follows]

D-1-6

Medallion Guarantee or Notary Required: (U.S. Persons should affix stamp & signature and provide incumbency certificate; Non-U.S. Persons should provide notarization or affix stamp and signature and provide incumbency certificate)

Signature of DTC Participant:

Date: _________________________
Signature

Date: _________________________
Signature

(Additional signature lines are provided for multiple authorized signers, if required. Medallion Guarantee and Notary continued on next page)

MEDALLION GUARANTEE for DTC Participant or Euroclear Contact: ______________

(U.S. Persons should affix stamp and signature; Non-U.S. Persons should provide notarization)

[OR]

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

________Of	)
) ss
________Of	)

On ___________, 20__ before me, the undersigned, a Notary Public in and for said ____________, personally appeared ____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies) and that by his/her/their signature(s) on the instrument the person(s), or the entity upon which the person(s) acted, executed the instrument under due authority.

WITNESS my hand and official seal.

Notary Public in and for the ________ of ____________

(SEAL)

D-1-7

EXHIBIT D-2

FORM OF NON-CONSENTING HOLDER CONFIRMATION

[DATE]

Apollo Debt Solutions BDC, as Non-Consenting Holder Registrar

9 West 57th Street, 41st Floor

New York, New York 10019

Attention: Kristin Hester

Email: ADSFinance@Apollo.com; RegulatedFundsLegal@Apollo

Re:	Request for confirmation of Non-Consent to Supplemental Indenture Form.

Ladies and Gentlemen:

Reference is hereby made to (i) the Indenture, dated as of August 12, 2025, between ADS CLO 2 LLC and U.S. Bank Trust Company, National Association (as may be amended, restated or supplemented, the “Indenture”) and (ii) the Non-Consent to Supplemental Indenture Form attached hereto as Annex A (the “Non-Consent”). Capitalized terms not defined in this confirmation shall have the meanings ascribed to them in the Indenture.

The undersigned, by its signature set forth below, hereby certifies to the Non-Consenting Holder Registrar that [check the box(es) that are applicable]:

☐ the undersigned is the Holder of all of the Notes identified in the Non-Consent, and such Non-Consent remains in effect;

☐ the undersigned is not the Holder of any of the Notes identified in the Non-Consent, and such Non-Consent is no longer valid;

☐ the undersigned is the Holder of the Notes identified in the Non-Consent to Supplemental Indenture Form attached hereto as Annex B, and the Non-Consent is no longer valid; or

☐ the undersigned represents that the Non-Consent is revoked, withdrawn or otherwise no longer in effect and, as such, the Non-Consent is no longer valid.

Pursuant to Section 8.4(g), the Non-Consenting Holder shall return this Non-Consenting Holder Confirmation via email to the email address listed above as soon as practicable and in any event no later than 30 days of the date first listed above.

In connection with Section 8.4(e) and (g), to the extent the second, third or fourth certification box above is checked, the undersigned directs the Non-Consenting Holder Registrar to update the Non-Consenting Holder Register in accordance with the applicable certifications above and to delivery electronic notice of any such update to the parties required under Section 8.4.

[Signature Page Follows]

D-2-1

IN WITNESS WHEREOF, the undersigned has duly authorized and executed this confirmation as of the date first written above.

NAME OF HOLDER:

(Print Name of Entity)

By:
Name:
Title:

D-2-2

ANNEX A

[Insert copy of existing Non-Consent to Supplemental Indenture Form]

D-2-3

ANNEX B

[Insert updated Non-Consent to Supplemental Indenture Form]

D-2-4

EXHIBIT E-1

FORM OF NOTICE OF CONTRIBUTION

[Date]

ADS CLO 2 LLC, as Issuer

c/o Apollo Debt Solutions BDC

9 West 57th Street, 41st Floor

New York, New York 10019

Attention: Kristin Hester

Email: ADSFinance@Apollo.com; RegulatedFundsLegal@Apollo

Apollo Debt Solutions BDC, as Collateral Manager

9 West 57th Street, 41st Floor

New York, New York 10019

Attention: Kristin Hester

Email: ADSFinance@Apollo.com; RegulatedFundsLegal@Apollo

U.S. Bank Trust Company, National Association , as Trustee

One Federal Street, Third Floor

Boston, Massachusetts 02110

Attention: Global Corporate Trust – ADS CLO 2 LLC

Re:	Notice of Contribution Pursuant to Section 11.1(h) of the Indenture

We refer to the Indenture, dated as of August 12, 2025, between ADS CLO 2 LLC and U.S. Bank Trust Company, National Association , as Trustee (as amended from time to time, the “Indenture”). Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Indenture.

[1.

The undersigned hereby certifies that it is the beneficial owner of U.S.$[___________] in principal amount of the Subordinated Notes due [ ] of the Issuer and has provided a beneficial owner certification in the form of Exhibit I or a proof of ownership form in the form of Exhibit II, as applicable.][1]

2.	Contribution amount (check applicable box):[2]

☐	Pursuant to Section 11.1(h)(i): $_______________.

☐	Pursuant to Section 11.1(h)(ii): $_______________. (representing ____% of such Contributor’s Distribution Amount).

[1]	Applicable solely to the extent such Contribution is made pursuant to Section 11.1(h)(ii).
[2]	Each Contribution shall be in an amount equal to or greater than U.S.$1,000,000 (counting all Contributions received on the same date as one Contribution).

E-1-1

Proposed Contribution Date: ____________.

3.

The Collateral Manager has consulted with the undersigned regarding the Permitted Use for which the Contribution (or portion thereof) shall be applied (which Permitted Use shall be set forth on the related consent delivered by the Collateral Manager).

4.

[The Contribution (including the Contribution Repayment Amount) has been consented to by the Collateral Manager as evidenced by Annex A attached hereto.][3] [The undersigned acknowledges that the effectiveness of this Contribution is subject to the written consent of the Collateral Manager pursuant to the terms of the Indenture.]

5.	The Contribution Repayment Amount shall be the amount set forth on Annex B attached hereto.

6.	Contributor Name: _____________________
Address:

Attention:
Facsimile no.:
Telephone no.:
Email:

6.	Payment Instructions for repayment of Contribution Repayment Amounts:

Bank: -------------------------------------------------------------------------------------

Address: ----------------------------------------------------------------------------------

ABA#: ------------------------------------------------------------------------------------

Acct#: -------------------------------------------------------------------------------------

Acct Name: -------------------------------------------------------------------------------

Reference: --------------------------------------------------------------------------------

7.

The undersigned has attached hereto a properly completed and signed applicable U.S. federal income tax certification (generally, an IRS Form W-9, or applicable successor form, in the case of a person that is a U.S. Tax Person or an applicable IRS Form W-8, or applicable successor form (together with all appropriate attachments), in the case of a person that is not a U.S. Tax Person).

8.	The undersigned hereby certifies that the Contribution identified herein and this Contribution Notice comply with the terms of the Indenture.

9.	The undersigned hereby agrees to provide to the Issuer and the Trustee any information reasonably requested for purposes of confirming beneficial ownership (if applicable).

[The remainder of this page has been intentionally left blank.]

[3]	If not applicable, see footnote 10.

E-1-2

IN WITNESS WHEREOF, the undersigned has caused this notice to be duly executed this ____ day of ____________, ______.

[NAME OF CONTRIBUTOR]

By:
Name:
Title:

E-1-3

Annex A to Exhibit E-1

Consent of the Collateral Manager to Contribution

The Collateral Manager hereby consents to the Contribution made in accordance with Section 11.1(h) of the Indenture on

      ,     .

Such Contribution shall be applied for the following Permitted Use: _______________________

APOLLO DEBT SOLUTIONS BDC, as Collateral Manager

By:
Name:
Title:

E-1-4

Annex B to Exhibit E-1

Contribution Repayment Amount

The Contribution Repayment Amount for the above referenced Contribution shall be:

☐	The Contribution amount listed in Section 2 of this Notice of Contribution.

☐

The Contribution amount listed in Section 2 of this Notice of Contribution plus an amount equal to an internal rate of return of ___% on such amount [(calculated in materially similar way to the Internal Rate of Return on the Subordinated Notes)].[4]

☐	$________________________________________.

[4]	The related internal rate of return calculation method to be included, if and as applicable.

E-1-5

Exhibit I to Exhibit E-1

BENEFICIAL OWNER CERTIFICATION1

(To be completed in the case of Global Notes)

The undersigned hereby represents and warrants that as of the date listed above, (i) either (a) it is a beneficial owner of the Notes described below, or (b) it is the nominee or advisor for the beneficial owner indicated, (ii) is duly authorized to deliver this Certification to the Trustee, the Collateral Manager and the Issuer and (iii) that such power has not been granted or assigned to any other Person.

Beneficial Holder:
(Please Print)
Name of Nominee or Advisor:
If applicable (Please Print)
Signature of Authorized Signer of
Beneficial Holder/Nominee/Advisor:
Name and Title of Authorized Signer:
Telephone Number of Authorized Signer:
Email Address:
Mailing Address:

Class	CUSIP/Common Code/ISIN	Aggregate Outstanding Amount
Subordinated

DTC Participant Name:
DTC Participant Number:
DTC Participant Contact Name:
DTC Participant Telephone Number:
DTC Participant Email Address:

[1]	To be completed solely to the extent Contribution is made pursuant to Section 11.1(h)(ii).

E-1-6

Medallion Guarantee (U.S. Persons should affix stamp & signature):1

Date:
Signature
Date:
Signature

Notarization (Non-U.S. Persons should provide notarization or affix stamp and signature):

__________OF)

  )  SS

__________ OF    )

On _______________, 20__ before me, the undersigned, a Notary Public in and for said _________, personally appeared _______________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon which the person(s) acted, executed the instrument under due authority.

WITNESS my hand and official seal.

Notary Public in and for the _______ of _______________

*	Note that in lieu of the foregoing Medallion Guarantee and Notarization, the Holder may provide a screenshot or trade ticket evidencing its holdings, as acceptable to the Trustee.

[1]

The execution of this Certification should be confirmed by (i) a signature guarantee by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program, the Stock Exchange Medallion Program or another similar medallion stamp signature guarantee program acceptable to the Trustee or (ii) a notary public; provided that, the execution of this Certification shall not be required if the Holder is RRAM or an affiliate thereof.

E-1-7

Exhibit II to Exhibit E-1

PROOF OF OWNERSHIP1

(For Holders of Certificated Notes)

The undersigned hereby represents and warrants that, as of the date listed above, (i) it is a Holder of the Notes described below, (ii) is duly authorized to deliver this Certification to the Trustee, the Collateral Manager and the Issuer and (iii) that such power has not been granted or assigned to any other Person.

Name of Registered Owner(s):
(Please Print)
Signature of Authorized Signer of
Registered Owner:
Name and Title of Authorized Signer at Registered Owner:
(Please Print)
Telephone Number of Authorized Signer:
Email Address:
Mailing Address:

Class	CUSIP/Common Code/ISIN	Aggregate Outstanding Amount
Subordinated

[1]	To be completed solely to the extent Contribution is made pursuant to Section 11.1(h)(ii).

E-1-8

Medallion Guarantee (U.S. Persons should affix stamp & signature):1

Date:
Signature
Date:
Signature

Notarization (Non-U.S. Persons should provide notarization or affix stamp and signature):

__________OF)

  )  SS

__________ OF    )

On _______________, 20__ before me, the undersigned, a Notary Public in and for said _________, personally appeared _______________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon which the person(s) acted, executed the instrument under due authority.

WITNESS my hand and official seal.

Notary Public in and for the _______ of _______________

[1]

The execution of this Certification should be confirmed by (i) a signature guarantee by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program, the Stock Exchange Medallion Program or another similar medallion stamp signature guarantee program acceptable to the Trustee or (ii) a notary public; provided that, the execution of this Certification shall not be required if the Holder is RRAM or an affiliate thereof.

E-1-9

EXHIBIT E-2

FORM OF CONTRIBUTION ACCEPTANCE NOTICE

ADS CLO 2 LLC, as Issuer

c/o Apollo Debt Solutions BDC

9 West 57th Street, 41st Floor

New York, New York 10019

Attention: Kristin Hester

Email: ADSFinance@Apollo.com; RegulatedFundsLegal@Apollo

Apollo Debt Solutions BDC, as Collateral Manager

9 West 57th Street, 41st Floor

New York, New York 10019

Attention: Kristin Hester

Email: ADSFinance@Apollo.com; RegulatedFundsLegal@Apollo

U.S. Bank Trust Company, National Association , as Trustee

One Federal Street, Third Floor

Boston, Massachusetts 02110

Attention: Global Corporate Trust – ADS CLO 2 LLC

Re:

Notice of Acceptance of a Contribution to ADS CLO 2 LLC (the “Issuer”) pursuant to the Indenture, dated as of August 12, 2025, between ADS CLO 2 LLC and U.S. Bank Trust Company, National Association , as Trustee (as amended from time to time, the “Indenture”). This notice hereby reflects the undersigned’s election to participate in a Contribution on a pro rata basis.

Ladies and Gentlemen:

[1.	The Collateral Manager has elected to accept a Contribution in the amount of U.S.$[___________].

2. The Contribution Repayment Amount for the above referenced Contribution shall be the Contribution amount listed above plus an amount equal to an internal rate of return of ___% on such amount [(calculated in materially similar way to the Internal Rate of Return on the Subordinated Notes)].1

3. The undersigned hereby elects to participate in such Contribution on a pro rata basis and certifies that it is the beneficial owner of U.S.$[___________] in principal amount of the Subordinated Notes due [ ] of the Issuer.]2

[1]	The related internal rate of return calculation method to be included, if and as applicable.
[2]	Applicable solely to the extent such Contribution is made pursuant to Section 11.1(h)(ii).

E-2-1

2. Contribution Deadline3: ____________.

3. Payment Instructions:

Bank: _________________________________________________

Address: _________________________________________________

ABA#: _________________________________________________

Acct#: _________________________________________________

Acct Name: _________________________________________________

Reference: _________________________________________________

IN WITNESS WHEREOF, the undersigned has caused this notice to be duly executed this ____ day of ____________, ______.

[CONTRIBUTOR NAME],

By:
Name:
Title:

[3]	Insert date no earlier than five (5) Business Days after date of this Notice.

E-2-2

EXHIBIT F

FORM OF DAISY CHAIN LETTER

U.S. Bank Trust Company, National Association , as Trustee

111 Fillmore Avenue East

St. Paul, Minnesota 55107-1402

Attention: Bondholder Services – EP-MN-WS2N

Reference: ADS CLO 2 LLC

with a copy to:

U.S. Bank Trust Company, National Association , as Trustee

One Federal Street, Third Floor

Boston, Massachusetts 02110

Attention: Global Corporate Trust – ADS CLO 2 LLC

RE:	ADS CLO 2 LLC – Daisy Chain Letter

Reference is hereby made to the Indenture, dated as of August 12, 2025 (as amended, restated or modified in accordance with its terms, the “Indenture”), between ADS CLO 2 LLC, a Delaware limited liability company, as Issuer (the “Issuer”) and U.S. Bank Trust Company, National Association , as trustee (the “Trustee”). Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

This letter (the “Daisy Chain Letter”) relates to the acquisition by the undersigned (the “Transferee”) from [INSERT NAME OF THE TRANSFEROR] (the “Transferor”) of interests in [Subordinated Notes] in the principal amount(s) of U.S. $______________ (the “Interests”).

In connection with and with respect to the proposed transfer of such Interests and without limiting any provision of the Indenture, the Transferee hereby represents, warrants and covenants for the benefit of the Issuer, the Collateral Manager and their respective counsel as set forth below.

1. The Transferee (A) is the beneficial owner of the Interests for U.S. federal income tax purposes or (B) if it is acting as an agent, fiduciary, intermediary, nominee or otherwise as other than the beneficial owner of the Interests for such purposes, is making the following representations and entering into the following covenants and agreements on behalf of such beneficial owner (in which case, references to “Transferee” below shall, as the context requires, be construed to include the person that is the beneficial owner of the Interests for U.S. federal income tax purposes).

2. The Transferee acknowledges, represents and agrees to the tax-related transfer restrictions set forth in Section 2.12 of the Indenture.

3. The Transferee is a U.S. Tax Person, and as an attachment to this Daisy Chain Letter the Transferee is providing the Issuer and the Trustee (and any of their agents) with a correct, complete and properly executed IRS Form W-9 (or applicable successor form) attached as Exhibit A hereto.

4. A Subordinated Note (or any interest therein) may not be transferred unless the transferee shall have furnished to the Trustee and the Issuer a Daisy Chain Letter and any transfer made in violation of the foregoing shall be void ab initio.

5. Prior to any transfer of any Interests to any person to which the Transferee subsequently makes a transfer (“Subsequent Transferee”), the Transferee shall notify the Subsequent Transferee of the Subsequent Transferee’s obligation to furnish a Daisy Chain Letter to the Trustee and the Issuer.

6. The Trustee, the Issuer and the Collateral Manager shall be entitled to conclusively rely on this Daisy Chain Letter and shall be able to presume conclusively the continuing accuracy hereof, in each case without further inquiry or investigation.

7. This Daisy Chain Letter shall have the same binding force and enforceability on the Transferee as a certificate attached as Exhibit B-2 (Form of Transfer Certificate for Transfer to Certificated Note).

8. Any purported transfer made in violation of this Daisy Chain Letter will be void ab initio and of no force or effect, and will not bind or be recognized by the Trustee, Issuer or any other Person.

THIS DAISY CHAIN LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Remainder intentionally left blank | signature page follows]

[__________], as Transferee

Dated: [_________]

By:
Name:
Title:

ACKNOWLEDGED AND AGREED BY:

[__________], as Transferor

By:
Name:
Title:

EXHIBIT A

TAX FORMS

(to be attached)

F-4